As filed with the Securities and Exchange Commission on December 31, 2009

File No. 333-146680
File No. 811-22132

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

Pre-Effective Amendment No.               ☐
Post-Effective Amendment No. 24         ☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 26                              ☒
(Check appropriate box or boxes)

ABERDEEN FUNDS
(Exact Name of Registrant as Specified in Charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19428
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 238-3600

Lucia Sitar, Esq.
c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103
(Name and Address of Agent for Service)

Copy to:
Rose F. DiMartino, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post effective amendment.

ABERDEEN FUNDS

PROSPECTUS

February [28], 2010

Aberdeen Equity Long-Short Fund

Class A – MLSAX • Class B – MLSBX • Class C – MLSCX • Class R – GLSRX • Institutional Service Class – AELSX • Institutional Class – GGUIX

Aberdeen Natural Resources Fund

Class A – GGNAX • Class B – GENBX • Class C – GGNCX • Class R – GGNRX • Institutional Service Class – GGNXS • Institutional Class – GGNIX

Aberdeen Small Cap Fund

Class A – GSXAX • Class B – GSXBX • Class C – GSXCX • Class R – GNSRX • Institutional Service Class – GSXIX • Institutional Class – GSCIX

Aberdeen U.S. Equity Fund

Class A – GXXAX • Class B – GXXBX • Class C – GXXCX • Class R – GGLRX • Institutional Service Class – GXXIX • Institutional Class – GGLIX

Aberdeen China Opportunities Fund

Class A – GOPAX • Class B – GOPBX • Class C – GOPCX • Class R – GOPRX • Institutional Service Class – GOPSX • Institutional Class – GOPIX

Aberdeen Emerging Markets Fund

Class A – GEGAX • Class B – GEGBX • Class C – GEGCX • Class R – GEMRX

Aberdeen Global Financial Services Fund

Class A – GLFAX • Class B – GLFBX • Class C – GLFCX • Class R – GLFRX • Institutional Service Class – GLFSX • Institutional Class – GLFIX

Aberdeen International Equity Fund

Class A – GIGAX • Class B – GIGBX • Class C – GIGCX • Class R – GIRRX • Institutional Service Class – GIGSX • Institutional Class – GIGIX

Aberdeen Global Equity Fund

Class A – GLLAX • Class B – GLLBX • Class C – GLLCX • Class R – GLLRX • Institutional Service Class – GLLSX • Institutional Class – GLLIX

Aberdeen Optimal Allocations Fund: Defensive

Class A – GODAX • Class B – GODBX • Class C – GODCX • Class R – GODRX • Institutional Service Class – GODSX • Institutional Class – GODIX

Aberdeen Optimal Allocations Fund: Moderate

Class A – GMAAX • Class B – GMABX • Class C – GMACX • Class R – GMRRX • Institutional Service Class – GAMSX • Institutional Class – GMAIX

Aberdeen Optimal Allocations Fund: Moderate Growth

Class A – GMMAX • Class B – GMMBX • Class C – GMMCX • Class R – GAGRX • Institutional Service Class – GAASX • Institutional Class – GMMIX

Aberdeen Optimal Allocations Fund: Growth

Class A – GVAAX • Class B – GVABX • Class C – GAACX • Class R – GAARX • Institutional Service Class – GVISX • Institutional Class – GAAIX

Aberdeen Optimal Allocations Fund: Specialty

Class A – GASAX • Class B – GASBX • Class C – GAMCX • Class R – [          ] • Institutional Service Class – GAISX • Institutional Class – GASIX

Aberdeen Asia Bond Institutional Fund

Institutional Service Class – [          ] • Institutional Class – CSABX

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Institutional Service Class – AAPEX • Institutional Class – AAPIX

Aberdeen Emerging Markets Institutional Fund

Institutional Service Class – AEMSX • Institutional Class – ABEMX

Aberdeen International Equity Institutional Fund

Institutional Service Class – [          ] • Institutional Class – WPIEX

Aberdeen Global Fixed Income Fund

Class A – CUGAX • Class C – CGBCX • Class R – AGCRX • Institutional Service Class – CGFIX • Institutional Class – AGCIX

Aberdeen Global Small Cap Fund

Class A – WVCCX • Class C – CPVCX • Class R – WPVAX • Institutional Service Class – [          ] • Institutional Class – ABNIX

Aberdeen Tax-Free Income Fund

Class A – NTFAX • Class B – GTIBX • Class C – GTICX • Class D – NATFX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Table of Contents

Summary	5

Aberdeen Equity Long-Short Fund	5
Aberdeen Natural Resources Fund	10
Aberdeen Small Cap Fund	15
Aberdeen U.S. Equity Fund	19
Aberdeen China Opportunities Fund	23
Aberdeen Emerging Markets Fund	27
Aberdeen Global Financial Services Fund	31
Aberdeen International Equity Fund	35
Aberdeen Global Equity Fund	39
Aberdeen Optimal Allocations Fund: Defensive	43
Aberdeen Optimal Allocations Fund: Moderate	47
Aberdeen Optimal Allocations Fund: Moderate Growth	51
Aberdeen Optimal Allocations Fund: Growth	55
Aberdeen Optimal Allocations Fund: Specialty	59
Aberdeen Asia Bond Institutional Fund	63
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	69
Aberdeen Emerging Markets Institutional Fund	72
Aberdeen International Equity Institutional Fund	76
Aberdeen Global Fixed Income Fund	80
Aberdeen Global Small Cap Fund	86
Aberdeen Tax-Free Income Fund	91
Important Additional Information	95

Fund Details	96

Additional Information about Principal Strategies	96
Additional Information about Investments, Investment Techniques and Risks	97

Fund Management	113

Investment Adviser	113
Subadvisers	113
Management Fees	113
Portfolio Management	114
Multi-Manager Structure	130

Investing with Aberdeen Funds	132

A Note About Share Classes	132
Choosing a Share Class	132
Reduction and Waiver of Class A Sales Charges	135
Waiver of Contingent Deferred Sales Charges – Class A, Class B and Class C Shares	137
Sales Charges and Fees	139
Administrative Services Fees	140
Revenue Sharing	140
Contacting Aberdeen Funds	141
Share Price	141
Buying Shares: Fund Transactions – Class A, Class B and Class C Shares	143
Fair Value Pricing	145
In-Kind Purchases	145
Minimum Investments	145
Customer Identification Information	145
Accounts With Low Balances	146
Exchanging Shares	146
Automatic Withdrawal Program	146
Selling Shares	146
Excessive or Short-Term Trading	147
Restrictions on Transactions	148
Exchange and Redemption Fees	148

Distribution and Taxes	151

Income and Capital Gains Distributions	151
Selling and Exchanging Shares	152
Tax Status for Retirement Plans and Other Tax-Deferred Accounts	152
Backup Withholding	152
Other	152

Financial Highlights	153

Summary – Aberdeen Equity Long-Short Fund

Aberdeen Equity Long-Short Fund

Objective

The Aberdeen Equity Long-Short Fund (the “Long-Short Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Long-Short Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	1.50%		1.50%		1.50%		1.50%		1.50%		1.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Short-Sale Dividend Expenses(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Remainder of Other Expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total of Other Expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund Fees and Expenses(6)
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(7)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)   If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)   A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)   A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)   “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)   The Fund’s principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security (“short-sale dividend expense”), and this obligation must be disclosed as a Fund expense under “Total of

Other Expenses” and “Total Annual Fund Operating Expenses.” However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction.

(6)   Reflects the Fund’s investment in shares of one or more other investment companies, as permitted by the Fund’s policies.

(7)   The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to [1.70]% for Class A, [2.45]% for Class B, [2.45]% for Class C, [1.95]% for Class R, [1.45]% for Institutional Service Class, and [1.45]% for Institutional Class at least through February 28, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Long-Short Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Long-Short Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Long-Short Fund seeks to achieve its objective regardless of market conditions through the purchase and short sale of equity securities of U.S. companies of any size. The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other instruments) with prices linked to the value of common stocks. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of the value of its net assets in equity securities of companies that are organized under the laws of the United States, have their principal places of business in the United States, or whose stock is traded primarily in the United States. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Long-Short Fund.

The Fund’s investment team takes long positions in companies by employing a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation.

Simultaneously, the Fund intends to engage in short sales of stock of companies which the investment team believes:

•      have earnings that appear to be reflected in the current price;

•      are likely to fall short of expectations;

•      are in industries exhibiting structural weaknesses;

•      have poor quality management; or

•      are likely to suffer an event affecting long-term earnings power.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. In engaging in short sales, the Fund will profit or incur a loss depending on whether the value of the underlying stock decreases, as anticipated, or instead increases, between the time the stock is sold and when the Fund purchases its replacement.

In addition, the Long-Short Fund may effect strategic paired trades, taking both long and short positions in companies in order to remove much of the market and sector impact on performance. While the Fund’s securities may be held either long or short, no security will at the same time be held both long and short.

Principal Risks

The Long-Short Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Strategy Risk — the strategy used by the Fund’s investment team may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors.

Short Sales Risk — the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Fund must purchase the security to return it to the lender.

Leverage Risk — the use of leverage may exaggerate changes in the net asset value (“NAV”) of Fund shares and thus result in increased volatility of returns.

Small- and Mid-Cap Securities Risk — in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Securities Lending Risk — the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

Portfolio Turnover — the Fund has historically had high portfolio turnover with a portfolio turnover rate exceeding 100% per year. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”) from June 22, 2003 to June 22, 2008. The returns prior to June 22, 2003 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. The Long-Short Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Long-Short Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Long-Short Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Long-Short Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class C Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class C shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

	1 Year		5 Years		Since Inception, or 10 Years(2)
Class A shares – Before Taxes(3)	[ ]	%	[ ]	%	[ ]	%
Class B shares – Before Taxes(3)	[ ]	%	[ ]	%	[ ]	%
Class C shares – Before Taxes(4)	[ ]	%	[ ]	%	[ ]	%
Class C shares – After Taxes on Distributions(4)	[ ]	%	[ ]	%	[ ]	%
Class C shares – After Taxes on Distributions and Sales of Shares (4)	[ ]	%	[ ]	%	[ ]	%
Class R shares – Before Taxes(5)	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares – Before Taxes(6)	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares – Before Taxes(7)	[ ]	%	[ ]	%	[ ]	%
S&P 500 Index® (8)(reflects no deduction for fees, expenses or [taxes])	[ ]	%	[ ]	%	[ ]	%

(1)         Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)         The Second Predecessor Fund commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A and Class B shares on October 31, 2001. As of June 23, 2003, the Predecessor Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Second Predecessor Fund. At that time the Predecessor Fund took on the performance of the Second Predecessor Fund.

(3)         These returns through October 31, 2001 are based on the previous performance of the Class R shares of the Second Predecessor Fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares are based on the previous performance of the Class A and Class B shares, respectively, of the Second Predecessor Fund.

Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Predecessor Fund would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been adjusted to reflect applicable sales charges, but have not been adjusted for the differing levels of fees applicable to Class A and Class B shares; if these fees were reflected, the performance for Class A and Class B shares would have been lower.

(4)         A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.

(5)         These returns for the period through October 31, 2001 are based on the previous performance of the Second Predecessor Fund Class R shares; for the period from November 1, 2001 to June 22, 2003 are based on the previous performance of the Class B shares of the Second Predecessor Fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Predecessor Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.

(6)         These returns for the period through June 22, 2003 are based on the previous performance of the Second Predecessor Fund Class R shares; for the period from June 23, 2003 to June 28, 2004 are based on the previous performance of the Class A shares of the Predecessor Fund; and from June 29, 2004 to December 31, 2008 are based on the previous performance of the Institutional Class shares of the Predecessor Fund because Institutional Service Class shares had not yet commenced operations. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Service Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect different expenses.

(7)         These returns for the period through June 22, 2003 are based on the previous performance of the Second Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class)

are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.

(8)         The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

(9)         The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Long-Short Fund’s investment adviser.

Portfolio Managers

The Long-Short Fund is managed by the Aberdeen U.S. Equity Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Natural Resources Fund

Aberdeen Natural Resources Fund

Objective

The Aberdeen Natural Resources Fund (the “Natural Resources Fund” or the “Fund”) seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Natural Resources Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.70%		0.70%		0.70%		0.70%		0.70%		0.70%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)         A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)         A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)         “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)         The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 1.66% for Class R, 1.16% for Institutional Service Class, and 1.16% for Institutional Class at least through February 28, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Natural Resources Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Natural Resources Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Natural Resources Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Natural Resources Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in developing market countries) with business operations in or related to activities in natural resources industries. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Natural Resources Fund. Natural resources are materials with economic value that are derived from natural origins, such as energy sources, precious metals (e.g., gold, platinum), non-precious metals (e.g., aluminum, copper), chemicals and other basic commodities.

A company that is eligible for investment by the Natural Resources Fund typically derives at least 50% of its revenues, net income or assets from the natural resources sector. Companies in natural resources industries may include those that:

•                  participate in the discovery and development of natural resources;

•                  own or produce natural resources;

•                  engage in the transportation, distribution, or processing of natural resources;

•                  contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation and pollution control;

•                  provide related services such as mining, drilling, chemicals and related parts and equipment;

•                  provide services/equipment that aid the production, processing or transportation of a resource (energy, agriculture, metals); and

•                  would have related investments such as drilling rigs, oil tankers, any oil field service company, engineering and construction companies, chemical companies, fertilizer and ethanol.

The Natural Resources Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

•                  agricultural products;

•                  alternative energy sources;

•                  base metal production;

•                  building materials;

•                  chemicals;

•                  coal;

•                  energy services and technology;

•                  environmental services;

•                  ferrous and nonferrous metals;

•                  forest products;

•                  gold and other precious metals;

•                  integrated oil;

•                  steel and iron ore production;

•                  oil and gas exploration and production; paper products; and

•                  real estate.

The Natural Resources Fund may invest in natural resources companies of any size, including established large-cap companies, as well as small-cap and mid-cap companies. The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

Principal Risks

The Natural Resources Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Natural Resources Industry Risk — the natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk — in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Non-Diversified Fund Risk — because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Concentration Risk — investing 25% or more of the Fund’s net assets in a select group of companies in financial services industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Natural Resources Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Natural Resources Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Natural Resources Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Natural Resources Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Natural Resources Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated

performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class A Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

	1 Year		5 Years		Since Inception (June 29, 2004)
Class A shares – Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares – After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares – After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares – Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares – Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class R shares – Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares – Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares – Before Taxes	[ ]	%	[ ]	%	[ ]	%
S&P North American Natural Resources Sector Index™(2) (reflects no deduction for fees, expenses or [taxes])	[ ]	%	[ ]	%	[ ]	%

(1)         Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)         The S&P North American Natural Resources Sector Index™ is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

(3)         The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since June 30, 2004.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Natural Resources Fund’s investment adviser.

Portfolio Managers

The Natural Resources Fund is managed by the Aberdeen Global Equity Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
Stephen Docherty	Head of Global Equities	2010
Bruce Stout	Senior Investment Manager	2010
Andrew McMenigall	Senior Investment Manager	2010
Jamie Cumming, CFA®*	Investment Manager	2010
Samantha Fitzpatrick, CFA®*	Investment Manager	2010

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see

“Summary - Important Additional Information” on page [    ] of the prospectus.

Summary – Aberdeen Small Cap Fund

Aberdeen Small Cap Fund

Objective

The Aberdeen Small Cap Fund (the “Small Cap Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Small Cap Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.84%		0.84%		0.84%		0.84%		0.84%		0.84%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)         A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)         A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)         “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)         The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.29% for Class A, 2.04% for Class B, 2.04% for Class C, 1.54% for Class R, 1.04% for Institutional Service Class, and 1.04% for Institutional Class at least through February 28, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Small Cap Fund invests at least 80% of the value of its net assets in equity securities issued by small-cap companies. If the Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and will change the name of the Small Cap Fund. The Fund considers small cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index at the time of investment. The range of the Russell 2000® Index was $[    ] million to $[    ] billion as of January 31, 2010. Some companies may outgrow the definition of a small company after the Fund has purchased their securities or may no longer fall within the range of a reconstituted index. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. The Fund also may invest in foreign securities and securities of larger companies. Equity securities in which the Fund may invest include common stock, preferred stock, foreign investments funds or trusts and depository receipts, which represent an ownership interest in the issuer.

While the Fund may sell a security if its market capitalization exceeds the definition of small-cap company, it is not required to sell solely because of that fact.

The Fund has historically had high portfolio turnover with a portfolio turnover rate exceeding 100% per year. It is anticipated that the Fund’s turnover will generally be lower in the future.

Principal Risks

The Small Cap Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small-Cap Risk — results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Portfolio Turnover — the Fund has historically had high portfolio turnover with a portfolio turnover rate exceeding 100% per year. It is anticipated that the Fund’s turnover will generally be lower in the future. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Small Cap Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Small Cap Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Small Cap Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Small Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Small Cap Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class A Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

	1 Year		5 Years		10 Years
Class A shares – Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares – After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares – After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares – Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares – Before Taxes(2),(3)	[ ]	%	[ ]	%	[ ]	%
Class R shares – Before Taxes(2)	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares – Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares – Before Taxes	[ ]	%	[ ]	%	[ ]	%
Russell 2000® Index (5) (reflects no deduction for fees, expenses or [taxes])	[ ]	%	[ ]	%	[ ]	%

(1)         Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)         Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all three classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to these classes, but have not been adjusted to reflect lower class-level expenses, if any.

(3)         A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(4)         Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class Shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5)         The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Small Cap Fund’s investment adviser.

Portfolio Managers

The Small Cap Fund is managed by the Aberdeen U.S. Equity Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary – Aberdeen U.S. Equity Fund

Aberdeen U.S. Equity Fund

Objective

The Aberdeen U.S. Equity Fund (the “U.S. Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the U.S. Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)          If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)          A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)          A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)          “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)          The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.46% for Class A, 2.21% for Class B, 2.21% for Class C, 1.71% for Class R, 1.21% for Institutional Service Class, and 1.21% for Institutional Class at least through February 28, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the U.S. Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The U.S. Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the U.S. Equity Fund invests at least 80% of the value of its net assets in U.S. equity securities. Equity securities include common stock and preferred stock. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the U.S. Equity Fund. The Fund seeks to invest in securities of U.S. companies. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States, or if its stock trades primarily in the United States.

The Fund has historically had high portfolio turnover with a portfolio turnover rate exceeding 100% per year. It is anticipated that the Fund’s turnover will generally be lower in the future.

Principal Risks

The U.S. Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Portfolio Turnover — the Fund has historically had high portfolio turnover with a portfolio turnover rate exceeding 100% per year. It is anticipated that the Fund’s turnover will generally be lower in the future. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the U.S. Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The U.S. Equity Fund adopted the performance of the

Predecessor Fund as the result of a reorganization on June 23, 2008 in which the U.S. Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Beginning February 28, 2009, in connection with the change in name to the Aberdeen U.S. Equity Fund, the Fund no longer uses a growth style for investing securities and became diversified so that it invests in a larger number of companies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the U.S. Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class A Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

	1 Year		5 Years		Since Inception (June 30, 2000)
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares — Before Taxes(2),(3)	[ ]	%	[ ]	%	[ ]	%
Class R shares — Before Taxes(3)	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — Before Taxes(4)	[ ]	%	[ ]	%	[ ]	%
S&P 500® Index(5) (reflects no deduction for fees, expenses or [taxes])	[ ]	%	[ ]	%	[ ]	%

(1)          Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)          A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(3)          Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4)          Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5)          The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies.  The Index does not pay sales charges, fees or expenses.  If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

(6)          The Index reports returns on a monthly basis as of the last day of the month.  Therefore, performance information shown for the Index is since the month-end closest to the Fund’s date of inception.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the U.S. Equity Fund’s investment adviser.

Portfolio Managers

The U.S. Equity Fund is managed by the Aberdeen U.S. Equity Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen China Opportunities Fund

Aberdeen China Opportunities Fund

Objective

The Aberdeen China Opportunities Fund (the “China Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the China Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (fees paid directly from your investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%		1.25%		1.25%		1.25%		1.25%		1.25%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund Fees and Expenses(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)          If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)          A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)          A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)          “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)          Reflects the Fund’s investment in shares of one or more other investment companies, as permitted by the Fund’s policies.

(6)          The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to [1.87]% for Class A, [2.62]% for Class B, [2.62]% for Class C, [2.12]% for Class R, [1.62]% for Institutional Service Class, and [1.62]% for Institutional Class at least through February 28, 20[    ]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the China Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the China Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares.

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The China Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the China Fund invests at least 80% of the value of its net assets in equity securities issued by companies located in China (including Hong Kong). If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the China Fund. A company generally is considered to be located in China if, as determined by the Fund’s management:

•                  it is organized under the laws of China or Hong Kong or maintains a principal office there;

•                  its securities trade principally in China or Hong Kong; or

•                  it derives at least 50% of its revenue or earnings from goods or services sold or produced in China or Hong Kong or has at least 50% of its assets there. The portfolio managers currently believe such companies may be located primarily in Taiwan, Singapore and the U.S.

The Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies. Equity securities include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, which represent an ownership interest in the issuer. The Fund also may invest in equity-linked notes. An equity-linked note is a security whose performance is generally tied to a single stock, a stock index or a basket of stocks. For purposes of the Fund’s 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities.

Principal Risks

The China Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund’s shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Geographic Risk — concentrating investments in China and Hong Kong subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong, include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

Emerging Markets Risk — a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets.

Asian Risk — parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Country Focus Risk — Focusing on a single country (China) involves increased currency, political, regulatory and other risks. Market swings in the targeted country likely will have a greater effect on portfolio performance than they would in a more geographically diversified equity fund.

Small- and Mid-Cap Securities Risk — in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Equity-Linked Notes — The Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

Valuation Risk — the lack of an active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the China Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The China Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the China Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The China Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the China Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[                ].com] or call [              ].

Annual Total Returns — Class A Shares (Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1) As of December 31, 2009	1 Year		5 Years		Since Inception (June 29, 2004)
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class R shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
MSCI Zhong Hua Index(2) (reflects no deduction for fees, expenses or [taxes])	[ ]	%	[ ]	%	[ ]	%

(1)          Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)          The MSCI Zhong Hua Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in the developed markets of China and Hong Kong. The Index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the China Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited as subadvisers to the Fund. As of January 1, 2009, AAMAL manages the Fund’s portfolio on a day-to-day basis.

Portfolio Managers

The China Fund is managed by the Asia Pacific Equity Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
Hugh Young	Global Head of Equity	2009
Peter Hames	Head of Asian Equities	2009
Flavia Cheong, CFA®*	Senior Investment Manager	2009
Nicholas Yeo, CFA®*	Investment Manager	2009
Kathy Xu	Investment Analyst	2009

*     CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary – Aberdeen Emerging Markets Fund

Aberdeen Emerging Markets Fund

Objective

The Aberdeen Emerging Markets Fund (the “Emerging Markets Fund” or the “Fund”), formerly known as the Aberdeen Developing Markets Fund, seeks long-term capital growth by investing primarily in equity securities of companies located in developing market countries.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholders Fees (fees paid directly from your investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None
Maximum Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%		1.05%		1.05%		1.05%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)

A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)

A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)

“Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares and [    ]% for Class R Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)

The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”). The Trust and the Adviser have entered into a written contract limiting operating expenses to [1.67]% for Class A, [2.42]% for Class B, [2.42]% for Class C, and [1.92]% for Class R, at least through February 28, 20[    ]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Emerging Markets Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of issuers that:

•                  Have their principal securities trading market in an emerging market country;

•                  Alone or on a consolidated basis derive 50% or more of their annual revenue or assets from goods produced, sales made or services performed in emerging market countries; or

•                  Are organized under the laws of, and have their principal office in, an emerging market country.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Emerging Markets Fund.

An “emerging market” country is any country determined by the Adviser or Subadvisers to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries. There are currently over 130 countries that the international financial community considers to be emerging or developing, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Fund’s investments are ordinarily diversified among regions, countries and currencies, as determined by the Subadvisers.

The Fund may invest in securities denominated in major currencies, including U.S. dollars, and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. However, from time to time, the Fund may hedge a portion of its foreign currency exposure.

Principal Risks

The Emerging Markets Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk — in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

Valuation Risk — the lack of an active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Emerging Markets Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Emerging Markets Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Emerging Markets Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Emerging Markets Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Emerging Markets Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [              ].

Annual Total Returns — Class A Shares (Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)

As of December 31, 2009

	1 Year		5 Years		Since Inception (Aug. 30, 2000)
Class A shares - Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares - After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares - After Taxes on Distributions and Sale of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares - Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares - Before Taxes(2),(3)	[ ]	%	[ ]	%	[ ]	%
Class R shares - Before Taxes(2)	[ ]	%	[ ]	%	[ ]	%
MSCI Emerging Markets Index(4) (reflects no deduction for fees, expenses or [taxes])	[ ]	%	[ ]	%	[ ]	%

(1)	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)

Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(3)

A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4)	The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Emerging Markets Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited as subadvisers to manage the Fund’s portfolio on a day-to-day basis.

Portfolio Managers

The Emerging Markets Fund is managed by the Global Emerging Markets Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
Devan Kaloo	Head of Emerging Markets	2009
Joanne Irvine	Head of Emerging Markets (ex Asia)	2009
Mark Gordon-James, CFA ®*	Investment Manager	2009
Fiona Morrison, CFA®*	Investment Manager	2009
Hugh Young	Global Head of Equity	2009
Peter Hames	Head of Asian Equities	2009

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary – Aberdeen Global Financial Services Fund

Aberdeen Global Financial Services Fund

Objective

The Aberdeen Global Financial Services Fund (the “Financial Services Fund” or the “Fund”) seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Financial Services Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholders Fees (fees paid directly from your investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)

A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)

A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)

“Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)

The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”). The Trust and the Adviser have entered into a written contract limiting operating expenses to [1.44]% for Class A, [2.19]% for Class B, [2.19]% for Class C, [1.69]% for Class R, [1.19]% for Institutional Service Class, and [1.19]% for Institutional Class at least through February 28, 20[    ]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Financial Services Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Financial Services Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Financial Services Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging market countries) with business operations in or related to financial services. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Financial Services Fund.

A financial services company is one that is primarily involved in or related to banking, mortgage lending and servicing, securities and commodities trading, investment management, investment banking, insurance, real estate, providing financial guarantees, leasing, credit card servicing and lending. Under normal market conditions, the Fund will invest significantly (at least 40% — unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the financial services sector. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its total assets in at least one or more of the following industry groups:

•                  banks and savings and loans;

•                  consumer and industrial finance companies;

•                  investment banks;

•                  insurance brokers;

•                  insurance companies;

•                  securities brokers and advisers;

•                  real estate-related companies; and

•                  leasing companies.

The Fund may invest in financial services companies of any size, including established large-cap companies as well as small-cap and mid-cap companies.  The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

Principal Risks

The Financial Services Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Financial Services Industry Risk — the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions.

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk — in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

Non-Diversified Fund Risk — because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Concentration Risk — investing 25% or more of the Fund’s net assets in a select group of companies in financial services industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Financial Services Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Financial Services Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Financial Services Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Financial Services Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Financial Services Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[            ].com] or call [            ].

Annual Total Returns — Class A Shares

(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)

As of December 31, 2009

	1 Year		5 Years		Since Inception (Dec. 18, 2001)
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares — Before Taxes(2)	[ ]	%	[ ]	%	[ ]	%
Class R shares — Before Taxes(3)	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — Before Taxes(4)	[ ]	%	[ ]	%	[ ]	%
MSCI World Financials Index(5) (reflects no deduction for fees, expenses or [taxes])	[ ]	%	[ ]	%	[ ]	%

(1)	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)

A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(3)

Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.

(4)

Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5)	The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Financial Services Fund’s investment adviser.

Portfolio Managers

The Financial Services Fund is managed by the Aberdeen Global Equity Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
Stephen Docherty	Head of Global Equities	2010
Bruce Stout	Senior Investment Manager	2010
Andrew McMenigall	Senior Investment Manager	2010
Jamie Cumming, CFA®*	Investment Manager	2010
Samantha Fitzpatrick, CFA®*	Investment Manager	2010

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen International Equity Fund

Aberdeen International Equity Fund

Objective

The Aberdeen International Equity Fund (the “International Equity Fund” or the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australia, the Far East and other regions, including developing countries.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (fees paid directly from your investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)

A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)

A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)

“Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [      ]% for Class A shares, [      ]% for Class R Shares and [      ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)

The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”). The Trust and the Adviser have entered into a written contract limiting operating expenses to [1.49]% for Class A, [2.24]% for Class B, [2.24]% for Class C, [1.74]% for Class R, [1.24]% for Institutional Service Class, and [1.24]% for Institutional Class at least through February 28, 20[    ]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Your would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the International Equity Fund invests at least 80% of the value of its net assets, plus any borrowing for investment purposes, in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the U.S. Some of these countries may be considered to be emerging market countries. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the International Equity Fund.

The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

Principal Risks

The International Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk — in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional

Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the International Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The International Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the International Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The International Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page]can help you evaluate both potential risks and potential rewards of the International Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[            ].com] or call [              ].

Annual Total Returns — Class A Shares

(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Returns(1)

As of December 31, 2009

	1 Year		5 Years		Since Inception (Aug. 30, 2000)
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions and Sale of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares — Before Taxes(2),(3)	[ ]	%	[ ]	%	[ ]	%
Class R shares — Before Taxes(2)	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares —Before Taxes(4)	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World ex U.S. Index(5) (reflects no deduction for fees, expenses or [taxes])	[ ]	%	[ ]	%	[ ]	%

(1)	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)

Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(3)

A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4)

Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5)

The MSCI All Country World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the International Equity Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund. As of January 1, 2009, AAMISL manages the Fund’s portfolio on a day-to-day basis.

Portfolio Managers

The International Equity Fund is managed by the Global Equity Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
Stephen Docherty	Head of Global Equities	2009
Bruce Stout	Senior Investment Manager	2009
Andrew McMenigall	Senior Investment Manager	2009
Jamie Cumming, CFA®*	Investment Manager	2009
Samantha Fitzpatrick, CFA®*	Investment Manager	2009

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Global Equity Fund

Aberdeen Global Equity Fund

Objective

The Aberdeen Global Equity Fund (the “Global Equity Fund” or the “Fund”), formerly known as the Aberdeen Select Worldwide Fund, seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)

A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)

A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)

“Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)

The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”). The Trust and the Adviser have entered into a written contract limiting operating expenses to [1.57]% for Class A, [2.32]% for Class B, [2.32]% for Class C, [1.82]% for Class R, [1.32]% for Institutional Service Class, and [1.32]% for Institutional Class at least through February 28, 20[    ]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Global Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Global Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Global Equity Fund invests at least 80% of the value of its net assets in equity securities issued by companies located throughout the world (including the U.S.). Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investments funds or trusts and depository receipts, which represent an ownership interest in the issuer. Under normal market conditions, the Fund will invest significantly (at least 40% — unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the U.S. or doing a substantial amount of business outside the U.S. Some of the companies will be multi-national companies operating globally, while others will be located in, and primarily tied economically to, one country. Under normal conditions, the Fund invests in securities from at least three different countries.

The Fund is a nondiversified fund. As a nondiversified fund, the Fund may invest a significant amount in the securities of a single company or small number of companies. However, the investment team generally anticipates the Fund will hold approximately 40-60 securities. The Fund’s holdings may be above or below these amounts; however, the investment team is not required to sell or purchase holdings in such event.

The Fund has historically had high portfolio turnover and the portfolio turnover has exceeded 100% per year.

Principal Risks

The Global Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Non-Diversified Fund Risk — because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Portfolio Turnover — the Fund has historically had high portfolio turnover with portfolio turnover rates exceeding 100% per year. It is anticipated that the Fund’s turnover will generally be lower in the future. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Global Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Global Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Global Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Global Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Global Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class A Shares

(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)

as of December 31, 2009

	1 Year		5 Years		Since Inception (Aug. 30, 2000)
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares — Before Taxes(2),(3)	[ ]	%	[ ]	%	[ ]	%
Class R shares — Before Taxes(3)	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — Before Taxes(4)	[ ]	%	[ ]	%	[ ]	%
MSCI World Index(5) (reflects no deduction for fees, expenses or [taxes])	[ ]	%	[ ]	%	[ ]	%

(1)	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)

A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(3)

Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4)

Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5)	The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed market equities.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Global Equity Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund. As of January 1, 2009, AAMISL manages the Fund’s portfolio on a day-to-day basis.

Portfolio Managers

The Global Equity Fund is managed by the Global Equity Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
Stephen Docherty	Head of Global Equities	2009
Bruce Stout	Senior Investment Manager	2009
Andrew McMenigall	Senior Investment Manager	2009
Jamie Cumming, CFA®*	Investment Manager	2009
Samantha Fitzpatrick, CFA®*	Investment Manager	2009

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Defensive

Objective

The Aberdeen Optimal Allocations Fund: Defensive (the “Defensive Fund” or the “Fund”) seeks to maximize total investment return for a given level of risk.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Defensive Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired fund fees and expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)

A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares

(3)

“Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(4)

Because the Fund invests primarily in mutual funds, it is a shareholder of those Underlying Funds (as defined below). The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the Underlying Funds’ operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the line items above “Acquired fund fees and expenses” in the fee table above. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

(5)

The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”). The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class, and 0.25% for Institutional Class at least through February 28, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Defensive Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Defensive Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Defensive Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Defensive Fund pursues its objective by seeking to maximize real return while attempting to preserve capital. “Real return” means the amount of return realized on an investment when adjusted for inflation or deflation. The Defensive Fund invests in Underlying Funds, some of which are actively managed by the Adviser, and invests in both traditional (funds that invest in U.S. equities, international equities, U.S. bonds and short-term investments) and non-traditional (funds of specific market sectors, emerging markets, international bonds, alternative strategies and real assets such as real estate investment trusts (“REITs”) and commodity linked instruments) asset classes. The Defensive Fund’s allocations consist of Underlying Funds that invest in a particular market sector or investment strategy; these include stocks and bonds in most instances, including many that are traded in foreign markets, but also may include commodities, inflation-protected securities and REITs. It may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives. The Defensive Fund invests in bonds and short-term investments to add income and reduce volatility. The Defensive Fund may invest in Underlying Funds that invest in the stocks of companies of any size and in bonds of any maturity and quality. The Defensive Fund is not specifically a conservative investment option, although it may be appropriate for investors who have a lower tolerance for risk than aggressive investors and who are seeking sustainable real returns as a hedge against possible economic deterioration, including inflation, deflation or rising interest rates.

The Adviser establishes model weights among different asset classes based on the Defensive Fund’s risk profile and strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and strategies of the Defensive Fund in order to achieve the Defensive Fund’s investment objective. The Defensive Fund’s current target allocation ranges for investment are: 5-30% in U.S. Stocks, 25-75% in Foreign Stocks, 50-75% in Bonds and Short-Term Investments and 5-20% in Real Assets (includes investments such as real estate and commodities that are physically tangible in nature and often display strong diversification benefits relative to financial assets, due to their typically low correlation with other asset classes as well as their ability to act as a hedge against inflation). For additional information regarding the above identified strategies, see Section 2, Fund Details: Additional Information about Investments, Investment Strategies and Risks for the Optimal Allocations Series.

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Investments, Investment Strategies and Risks.”

Principal Risks

The Defensive Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  The Fund invests a significant proportion of its assets in non-traditional assets, which may involve riskier types of securities or investments than those offered by other asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Redemption Fee Risk — Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  The Fund does not intend to engage in market timing in Underlying Fund shares.  However, the Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio manager will attempt to conduct the Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, as well as risks applicable to the Underlying Funds and their corresponding asset classes, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Defensive Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Defensive Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Defensive Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Defensive Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Defensive Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class A Shares

(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)

as of December 31, 2009

	1 Year		Since Inception (December 15, 2006)
Class A shares — Before Taxes	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%
Class B shares — Before Taxes	[ ]	%	[ ]	%
Class C shares — Before Taxes	[ ]	%	[ ]	%
Class R shares — Before Taxes	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%
Institutional Class shares — Before Taxes	[ ]	%	[ ]	%
Barclays Capital U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses or [taxes])	[ ]	%	[ ]	%

(1)	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Index is unmanaged and does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

(3)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

(4)	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Indexes is since December 31, 2006.

(5)

The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The Composite Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Index would be lower. Individuals cannot invest directly in a Composite Index. The components of the Composite Index and its weightings are 40% Standard and Poor’s (S&P) 500® Index and 60% Barclays Capital U.S. Aggregate Bond Index.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Defensive Fund’s investment adviser.

Portfolio Managers

The following individuals are primarily responsible for the management of the Defensive Fund:

Name	Title	Managed Fund Since
Richard Fonash	[ ]	[ ]
Allison Mortensen	[ ]	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate

Objective

The Aberdeen Optimal Allocations Fund: Moderate (the “Moderate Fund” or the “Fund”) seeks to maximize total investment return for a given level of risk.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Moderate Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired fund fees and expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)

A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares

(3)

“Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(4)

Because the Fund invests primarily in mutual funds, it is a shareholder of those Underlying Funds (as defined below). The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the Underlying Funds’ operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the line items above “Acquired fund fees and expenses” in the fee table above. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

(5)

The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”). The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class, and 0.25% for Institutional Class at least through February 28, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Moderate Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Moderate Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Moderate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Moderate Fund pursues its objective by seeking both growth of capital and income. The Moderate Fund invests in Underlying Funds that are primarily actively managed, many by the Adviser. The Fund invests in both traditional and non-traditional asset classes to reduce overall portfolio volatility.

The Moderate Fund’s allocations consist of Underlying Funds that invest in a particular market sector or investment strategy; these include stocks and bonds in most instances, including many that are traded in foreign markets, but also may include commodities, inflation-protected securities and REITs.  It may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives.  The Moderate Fund may be appropriate for investors who are seeking both current income and capital appreciation, as well as those with a lower tolerance for the fluctuations of the equity markets.

The Adviser establishes model weights among different asset classes based on the Moderate Fund’s risk profile and strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and strategies of the Moderate Fund in order to achieve the Moderate Fund’s investment objective. The Moderate Fund’s current target allocation ranges for investment are: 20-40% in U.S. Stocks, 10-45% in Foreign Stocks, 30-55% in Bonds and Short-Term Investments and 5-20% in Real Assets.

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Investments, Investment Strategies and Risks.”

Principal Risks

The Moderate Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  The Fund invests a significant proportion of its assets in Specialty Assets, which may involve riskier types of securities or investments than those offered by other asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Redemption Fee Risk — Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  The Fund does not intend to engage in market timing in Underlying Fund shares.  However, the Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio manager will attempt to conduct the Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, as well as risks applicable to the Underlying Funds and their corresponding asset classes, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Moderate Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Moderate Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Moderate Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Moderate Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Moderate Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class A Shares

(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

	1 Year		5 Years		Since Inception (June 29, 2004)
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class R shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
S&P 500® Index(2)	[ ]	%	[ ]	%	[ ]	%
Moderate Composite Index(3)	[ ]	%	[ ]	%	[ ]	%

(1)	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)

The Fund is compared to the actual returns of the S&P 500® Index, a broad-based index. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

(3)

The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The Composite Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Index would be lower. Individuals cannot invest directly in a Composite Index. The components of the Composite Index and its weightings are 40% S&P 500® Index, 40% Barclays Capital U.S. Aggregate Index and 20% MSCI EAFE® Index.

(4)	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Indexes is since June 30, 2004.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Moderate Fund’s investment adviser.

Portfolio Managers

The following individuals are primarily responsible for the management of the Moderate Fund:

Name	Title	Managed Fund Since
Richard Fonash	[ ]	[ ]
Allison Mortensen	[ ]	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Moderate Growth

Objective

The Aberdeen Optimal Allocations Fund: Moderate Growth (the “Moderate Growth Fund” or the “Fund”) seeks to maximize total investment return for a given level of risk.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Moderate Growth Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired fund fees and expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)

A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares

(3)

“Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(4)

Because the Fund invests primarily in mutual funds, it is a shareholder of those Underlying Funds (as defined below). The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the Underlying Funds’ operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the line items above “Acquired fund fees and expenses” in the fee table above. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

(5)

The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”). The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class, and 0.25% for Institutional Class at least through

February 28, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Moderate Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Moderate Growth Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Moderate Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Moderate Growth Fund pursues its objective primarily by seeking both capital appreciation and current income, with an emphasis on capital appreciation. The Moderate Growth Fund invests in Underlying Funds that are primarily actively managed, many by the Adviser. The Moderate Growth Fund’s allocation is significantly weighted toward equities, including non-traditional investments, but also includes some fixed income investments to reduce volatility.

The Moderate Growth Fund’s allocations consist of Underlying Funds that invest in a particular market sector or investment strategy; these include stocks and bonds in most instances, including many that are traded in foreign markets, but also may include commodities, inflation-protected securities and REITs.  It may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives.  The Moderate Growth Fund may be appropriate for investors with a moderate tolerance for the fluctuations of the equity markets.

The Adviser establishes model weights among different asset classes based on the Moderate Growth Fund’s risk profile and strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and strategies of the Moderate Growth Fund in order to achieve the Moderate Growth Fund’s investment objective. The Moderate Growth Fund’s current target allocation ranges for investment are: 30-50% in U.S. Stocks, 20-50% in Foreign Stocks, 10-30% in Bonds and Short-Term Investments and 5-20% in Real Assets.

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Investments, Investment Strategies and Risks.”

Principal Risks

The Moderate Growth Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  The Fund invests a significant proportion of its assets in Specialty Assets, which may involve riskier types of securities or investments than those offered by other asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Redemption Fee Risk — Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  The Fund does not intend to engage in market timing in Underlying Fund shares.  However, the Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio manager will attempt to conduct the Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, as well as risks applicable to the Underlying Funds and their corresponding asset classes, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Moderate Growth Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Moderate Growth Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Moderate Growth Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Moderate Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Moderate Growth Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class A Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

	1 Year		5 Years		Since Inception (June 29, 2004)
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class R shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
S&P 500® Index(2)	[ ]	%	[ ]	%	[ ]	%
Moderate Growth Composite Index(3)	[ ]	%	[ ]	%	[ ]	%

(1)	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)

The Fund is compared to the actual returns of the S&P 500® Index, a broad-based index. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

(3)

The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The Composite Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Index would be lower. Individuals cannot invest directly in a Composite Index. The components of the Composite Index and its weightings are 60% S&P 500® Index, 20% Barclays Capital U.S. Aggregate Index and 20% MSCI EAFE® Index.

(4)	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Moderate Growth Fund’s investment adviser.

Portfolio Managers

The following individuals are primarily responsible for the management of the Moderate Growth Fund:

Name	Title	Managed Fund Since
Richard Fonash	[ ]	[ ]
Allison Mortensen	[ ]	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Growth

Objective

The Aberdeen Optimal Allocations Fund: Growth (the “Growth Fund” or the “Fund”) seeks to maximize total investment return for a given level of risk.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Growth Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired fund fees and expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)

A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares

(3)

“Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(4)

Because the Fund invests primarily in mutual funds, it is a shareholder of those Underlying Funds (as defined below). The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the Underlying Funds’ operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the line items above “Acquired fund fees and expenses” in the fee table above. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

(5)

The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”). The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class, and 0.25% for Institutional Class at least through February 28, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Growth Fund pursues its objective primarily by seeking growth of capital. The Growth Fund invests in Underlying Funds that are primarily actively managed, many by the Adviser. The Growth Fund’s allocation is more heavily weighted toward equity investments, including non-traditional asset classes.

The Growth Fund’s allocations consist of Underlying Funds that invest in a particular market sector or investment strategy; these include stocks and bonds in some instances, including many that are traded in foreign markets, but also may include commodities, inflation-protected securities and REITs.  It may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives.  The Growth Fund may be appropriate for investors with a long time horizon and/or those who want active participation in multiple equity markets, with a modest allocation to the fixed income markets, or for those seeking to add risk to a more conservative portfolio.

The Adviser establishes model weights among different asset classes based on the Growth Fund’s risk profile and strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and strategies of the Growth Fund in order to achieve the Growth Fund’s investment objective. The Growth Fund’s current target allocation ranges for investment are: 30-60% in U.S. Stocks, 25-60% in Foreign Stocks, 0-15% in Bonds and Short-Term Investments and 5-30% in Real Assets.

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Investments, Investment Strategies and Risks.”

Principal Risks

The Growth Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  The Fund invests a significant proportion of its assets in non-traditional assets, which may involve riskier types of securities or investments than those offered by other asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Redemption Fee Risk — Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  The Fund does not intend to engage in market timing in Underlying Fund shares.  However, the Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio manager will attempt to conduct the Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, as well as risks applicable to the Underlying Funds and their corresponding asset classes, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Growth Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Growth Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Growth Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Growth Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class A Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

	1 Year		5 Years		Since Inception (June 29, 2004)
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class R shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
S&P 500® Index(2)	[ ]	%	[ ]	%	[ ]	%

(1)	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)

The Fund is compared to the actual returns of the S&P 500® Index, a broad-based index. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

(3)

The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The Composite Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Index would be lower. Individuals cannot invest directly in a Composite Index. The components of the Composite Index and its weightings are 70% S&P 500® Index, 25% MSCI EAFE® Index and 5% Barclays Capital U.S. Aggregate Index.

(4)	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Indexes is since June 30, 2004.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Growth Fund’s investment adviser.

Portfolio Managers

The following individuals are primarily responsible for the management of the Growth Fund:

Name	Title	Managed Fund Since
Richard Fonash	[ ]	[ ]
Allison Mortensen	[ ]	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Optimal Allocations Fund: Specialty

Aberdeen Optimal Allocations Fund: Specialty

Objective

The Aberdeen Optimal Allocations Fund: Specialty (the “Specialty Fund” or the “Fund”) seeks to maximize total investment return for a given level of risk.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Specialty Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		None		None
Other Expenses(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired fund fees and expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)

A contingent deferred sales charge (CDSC) of up to 1% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares

(3)

“Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(4)

Because the Fund invests primarily in mutual funds, it is a shareholder of those Underlying Funds (as defined below). The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the Underlying Funds’ operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the line items above “Acquired fund fees and expenses” in the fee table above. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

(5)

The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”). The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class, and 0.25% for Institutional Class at least through February 28, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Specialty Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Specialty Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Specialty Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Specialty Fund pursues its objective primarily by seeking growth of capital. The Specialty Fund invests in Underlying Funds that are primarily actively managed, many by the Adviser. The Specialty Fund’s portfolio includes larger allocations to non-traditional asset classes.

The Specialty Fund’s allocations consist of Underlying Funds that invest in a particular market sector or investment strategy; these include stocks and bonds in some instances, including many that are traded in foreign markets, but also may include commodities, inflation-protected securities and REITs.  It may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives.  The Specialty Fund may be appropriate for investors with a long time horizon who want active participation in multiple equity markets, with a modest allocation to the fixed income markets, or for those seeking to add risk to a more conservative portfolio

The Adviser establishes model weights among different asset classes based on the Specialty Fund’s risk profile and strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and strategies of the Specialty Fund in order to achieve the Specialty Fund’s investment objective. The Specialty Fund’s current target allocation ranges for investment are: 30-60% in U.S. Stocks, 25-75% in Foreign Stocks, 0-15% in Bonds and Short-Term Investments and 5-30% in Real Assets.

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Investments, Investment Strategies and Risks.”

Principal Risks

The Specialty Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  The Fund invests a significant proportion of its assets in Specialty Assets, which may involve riskier types of securities or investments than those offered by other asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Redemption Fee Risk — Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  The Fund does not intend to engage in market timing in Underlying Fund shares.  However, the Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio manager will attempt to conduct the Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, as well as risks applicable to the Underlying Funds and their corresponding asset classes, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Specialty Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Specialty Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Specialty Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Specialty Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Specialty Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class A Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

	1 Year		5 Years		Since Inception (June 29, 2004)
Class A shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Class A shares — After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%	[ ]	%
Class B shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class R shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
Institutional Class shares — Before Taxes	[ ]	%	[ ]	%	[ ]	%
S&P 500® Index(2)	[ ]	%	[ ]	%	[ ]	%
Specialty Composite Index(3)	[ ]	%	[ ]	%	[ ]	%

(1)	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)

The Fund is compared to the actual returns of the S&P 500® Index, a broad-based index. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower.

(3)

The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The Composite Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Index would be lower. Individuals cannot invest directly in a Composite Index. The components of the Composite Index and its weightings are 70% S&P 500® Index and 30% MSCI EAFE® Index.

(4)	The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Indexes is since June 30, 2004.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Specialty Fund’s investment adviser.

Portfolio Managers

The following individuals are primarily responsible for the management of the Specialty Fund:

Name	Title	Managed Fund Since
Richard Fonash	[ ]	[ ]
Allison Mortensen	[ ]	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary – Aberdeen Asia Bond Institutional Fund

Aberdeen Asia Bond Institutional Fund

Objective

The Aberdeen Asia Bond Institutional Fund (the “Asia Bond Institutional Fund” or the “Fund”) seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Asia Bond Institutional Fund.

Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(2)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.50%		0.50%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%

(1)          If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)         A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(3)          The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to [    ]% for Institutional Service Class, and 0.65% for Institutional Class at least through [February 28, 2011]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Asia Bond Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Asia Bond Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Asia Bond Institutional Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Asia Bond Institutional Fund seeks to achieve its objective by investing primarily in bonds and other debt securities of Asian sovereign and corporate issuers. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in bonds of Asian issuers, as defined below, and derivatives that reflect the performance of bonds of Asian issuers. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Asia Bond Institutional Fund. The portion of the Fund’s assets not invested in these investments may be invested in debt securities issued by the U.S. government, its agencies and instrumentalities, U.S. companies and multinational organizations, such as the Asian Development Bank, as well as non-Asian derivatives and other assets. The Fund may invest without limit in emerging markets and in issuers of any market capitalization, including start-ups.

Asian issuers are issuers (i) organized under the laws of an Asian country or that maintain their principal place of business in Asia; (ii) traded principally in Asia; or (iii) that during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Asia or have at least 50% of their assets in an Asian country. For the purposes of the Fund’s investments, Asia currently includes Bangladesh, Brunei, China, Hong Kong, India, Indonesia, Japan, Kazakhstan, Korea, Laos, Macau, Malaysia, Mongolia, Nepal, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam.

The investment team bases its investment decisions on fundamental market factors, currency trends and credit quality. The Fund invests where the combination of interest, appreciation and currency exchange rates appear attractive. The Fund will be broadly diversified in terms of countries invested in and rating of issuers. The Fund may invest in debt securities of any quality, including debt securities rated as low as C by Moody’s Investors Service (“Moody’s”) or D by Standard & Poor’s, or, if unrated, deemed to be of comparable quality. Securities rated C by Moody’s can be regarded prospects of ever attaining any real investment standing. Securities rated D by Standard & Poor’s are in payment default. The Fund currently intends to maintain an average portfolio credit rating of BB- by Standard & Poor’s.

The investment team seeks to achieve the Fund’s objective through active management of the Fund’s duration, credit, currency exposure and country allocation. A top-down analysis is performed to determine the portion of portfolio assets to be invested in Asian corporate, Asian sovereign and U.S. government and corporate bonds; and the composition of the Fund’s interest rate exposure. Then, the investment team determines the allocation of assets to particular countries in the region and finally, individual securities are selected by evaluating the industry and business profile of the issuer, the financial profile of the issuer, the structure and subordination of the security and other relevant factors. The investment team intends to enhance return by managing currency exposure, which may involve hedging transactions as well as speculating in comparative changes in currency exchange rates. The Fund’s exposure to a currency can exceed the value of the Fund’s securities denominated in that currency and may exceed the value of the Fund’s assets. Currency positions will be based on the investment team’s analysis of relevant regional macroeconomic and other factors. The Fund has no stated maturity or duration policy and the average effective maturity or duration may change. The Adviser has implemented proprietary risk management systems to monitor the Fund to protect against loss through overemphasis on a particular issuer, country or currency.

The Fund may hedge or take speculative positions in currencies. To gain or hedge exposure to currencies, the Fund may use futures, forwards, options or swaps.

The Fund may invest in all types of bonds, including:

•                  certificates of deposit and other bank obligations;

•                  corporate bonds, debentures and notes;

•                  convertible debt securities;

•                  credit linked notes;

•                  government securities;

•                  loans or similar extensions of credit;

•                  mortgage-backed and asset-backed securities; and

•                  repurchase agreements involving portfolio securities.

The Fund primarily holds securities denominated in Asian currencies or in U.S. dollars, although it may hold currencies in order to achieve its objective.

The Fund may invest up to:

•                  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions;

•                  50% of assets in bonds of issuers located in any single foreign country; and

•                  100% of net assets in emerging markets and in bonds rated below investment grade.

The Fund may engage in other investment practices that include the use of options, futures, swaps and other derivative securities. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. The Fund will attempt to take advantage of pricing inefficiencies in these securities. The Fund may engage in derivative transactions involving a variety of underlying instruments, including currencies, debt securities, securities indexes, futures and options on swaps (commonly referred to as swaptions). In particular, the Fund may engage in credit default swaps, cross-currency swaps, and interest rate swaps; futures and options on interest rate swaps, certificates of deposit or currencies; and forwards on currencies.

The Fund may use these derivative techniques for a wide variety of purposes, including, but not limited to, the following:

•                  to manage the Fund’s interest rate, credit and currency exposure;

•                  as a substitute for taking a position in the underlying asset (where the manager feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•                  to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•                  as a hedging strategy;

•                  to seek to increase total returns (which is considered a speculative practice); and

•                  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

The Fund may write uncovered (or so-called “naked”) options as well as engage in other futures and derivative strategies. The Fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so.

Principal Risks

The Asia Bond Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Credit Risk - credit risk refers to the likelihood that the issuer of a security may default or otherwise become unable to honor a financial obligation.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Asian Risk — parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Asset-Backed Securities — Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk - to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk —losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

High-Yield Bonds and Other Lower-Rated Securities — the Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Prepayment Risk — as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Extension Risk — principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Selection Risk — the investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

Non-Diversified Fund Risk — because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Regional Focus Risk — focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia) likely will have a greater effect on portfolio performance than they would in a more geographically diversified bond fund.

Valuation Risk — the lack of an active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Asia Bond Institutional Fund reflect the performance of a predecessor fund (the “Predecessor Fund”). The Asia Bond Institutional Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Asia Bond Institutional Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Asia Bond Institutional Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Asia Bond Institutional Fund. The bar chart shows the Fund’s annual total returns. The returns in the bar chart have not been adjusted to show the effect of taxes. If taxes were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Institutional Class Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Institutional Class shares only and will vary for Institutional Service Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

	1 Year		Since Inception(1)
Institutional Class shares — Before Taxes	[ ]	%	[ ]	%
Institutional Class shares — After Taxes on Distributions	[ ]	%	[ ]	%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	[ ]	%	[ ]	%
Institutional Service Class shares — Before Taxes	[ ]	%	[ ]	%
HSBC Asian Local Bond Index™(2) (reflects no deduction for fees, expenses or [taxes])	[ ]	%	[ ]	%

(1)         The inception date for Institutional Class shares was May 1, 2007 and the inception date for Institutional Service Class shares was [            ], 2009.

(2)         The HSBC Asian Local Bond Index (“ALBI”) is unmanaged and tracks the total return performance of a bond portfolio which consists of local currency denominated high quality liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries/regions: Korea, Hong Kong SAR, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China. The Index does not pay fees or expenses. If fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Asia Bond Institutional Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund.

Portfolio Managers

The Asia Bond Institutional Fund is managed by the Asia Fixed Income Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
Anthony Michael	Head of Fixed Income — Asia	[ ]
Scott Bennett	Head of Asian Credit	[ ]
Kenneth Akintewe	Portfolio Manager	[ ]
Adam McCabe	Portfolio Manager	[ ]
Yueh Ee-Leen	Assistant Portfolio Manager	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see

“Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Objective

The Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (the “Asia-Pacific Equity Institutional Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Asia-Pacific Equity Institutional Fund.

Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(2)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)(3)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses(4)	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%

(1)         If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)         A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(3)         The “Annual Fund Operating Expenses” are annualized expenses based on actual fees and expenses paid by the Fund during the most recent fiscal year ended October 31, 2009.  The Fund commenced operations on [                   ], 2009.

(4)         “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)         The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.25% for Institutional Service Class, and 1.25% for Institutional Class at least through [February 28, 2011]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Asia-Pacific Equity Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Asia-Pacific Equity Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Asia-Pacific Equity Institutional Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Asia-Pacific Equity Institutional Fund invests at least 80% of the value of its net assets in equity securities of Asia-Pacific (ex-Japan) issuers.  If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Asia-Pacific Equity Institutional Fund.  The “Asia-Pacific Region” includes, among other countries, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand, Indonesia, Australia, New Zealand, Sri Lanka, Bangladesh, Pakistan, Philippines and India.  A company generally is considered to be an Asia-Pacific (ex-Japan) issuer if, as determined by the Fund’s management:

•                  it is organized under the laws of a country in the Asia-Pacific Region (excluding Japan) or maintains a principal office there;

•                  its securities trade principally in a country in the Asia-Pacific Region (excluding Japan); or

•                  it derives at least 50% of its revenue or earnings from goods or services sold or produced in a country in the Asia-Pacific Region (excluding Japan) or has at least 50% of its assets there.

The portion of the Fund’s assets not invested in equity securities of Asia-Pacific (ex-Japan) issuers may be, but is not required to be, invested in equity securities of companies that the Adviser and Subadviser expect will reflect developments in the Asia-Pacific (ex-Japan) Region.  The Fund intends to diversify its investments across a number of different countries.  However, at times the Fund may invest a significant part of its assets in a single country.  The Fund may invest without limit in emerging markets.  In addition, the Fund may invest in equity securities without regard to market capitalization.

The Fund invests primarily in common stock, but may also invest in other types of equity securities, including preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stock.

To a limited extent, the Fund may also engage in other investment practices.  The Fund will not seek to hedge against a decline in the value of the Fund’s non-U.S. dollar denominated portfolio holdings resulting from currency devaluations or fluctuations, although it is permitted to do so using options, futures, forwards or swaps.  [Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.  Swaps involve the right or obligation to receive or make payments based on two different currency rates.  The use of such instruments to hedge foreign currency exposure can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.]

Principal Risks

The Asia-Pacific Equity Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Asian Risk — parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Regional Focus Risk — focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia-Pacific) likely will have a greater effect on portfolio performance than they would in a more geographically diversified equity fund.

Small- and Mid-Cap Securities Risk — in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Valuation Risk — the lack of an active trading market may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

Performance information is not yet available for the Fund because it has not been in operation for a full calendar year.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Asia-Pacific Equity Institutional Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) as subadviser to the Fund.

Portfolio Managers

The Asia-Pacific Equity Institutional Fund is managed by the Asia-Pacific Equity Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
[ ]
[ ]
[ ]
[ ]
[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Emerging Markets Institutional Fund

Aberdeen Emerging Markets Institutional Fund

Objective

The Aberdeen Emerging Markets Institutional Fund (the “Emerging Markets Institutional Fund” or the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of emerging market country issuers.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Institutional Fund.

Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(2)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)(3)
Management Fees	0.90%		0.90%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses(4)	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%

(1)          If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)         A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(3)         The “Annual Fund Operating Expenses” are annualized expenses based on actual fees and expenses paid by the Fund during the most recent fiscal year ended October 31, 2009.  The Fund commenced operations on [                 ], 2009.

(4)          “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)          The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.00% for Institutional Service Class, and 0.95% for Institutional Class at least through [February 28, 2011]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Emerging Markets Institutional Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Emerging Markets Institutional Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.  As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of issuers that:

•                  Have their principal securities trading market in an emerging market country;

•                  Alone or on a consolidated basis derive 50% or more of their annual revenue or assets from goods produced, sales made or services performed in emerging market countries; or

•                  Are organized under the laws of, and have their principal office in, an emerging market country.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Fund.

An “emerging market” country is any country determined by the Adviser or Subadvisers to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries.  There are currently over 130 countries that the international financial community considers to be emerging or developing, approximately 40 of which currently have stock markets.  These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.  The Fund’s investments are ordinarily diversified among regions, countries and currencies, as determined by the Subadvisers.

The Fund may invest in securities denominated in major currencies, including U.S. dollars, and currencies of emerging market countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.  However, from time to time, the Fund may hedge a portion of its foreign currency exposure.

Principal Risks

The Emerging Markets Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk — in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Valuation Risk — the lack of an active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Emerging Markets Institutional Fund reflect the performance of the Aberdeen Emerging Markets Fund (the “Predecessor Fund”), a series of The Advisors’ Inner Circle Fund II.  The Emerging Markets Institutional Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Emerging Markets Institutional Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.  The Emerging Markets Institutional Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate both potential risks and potential rewards of the Emerging Markets Institutional Fund.  The bar chart shows the Fund’s annual total returns.  The returns in the bar chart have not been adjusted to show the effect of taxes.  If taxes were included, the annual total returns would be lower than those shown.  The table compares the Fund’s average annual total returns to the returns of a broad-based securities index.  The bar chart and table assume that all dividends and distributions are reinvested in the Fund.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Institutional Service Class shares have not been in operation for a full calendar year; therefore no performance information for Institutional Service Class shares is provided.  The returns for Institutional Service Class shares will be substantially similar to returns for Institutional Class shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the Classes have different expenses.

Annual Total Returns — Institutional Class Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes.  Your actual after-tax return depends on your personal tax situation and may differ from what is shown here.  After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
As of December 31, 2009

	1 Year	Since Inception (May 11, 2007)
Institutional Class Shares — Return Before Taxes
Institutional Class Shares — Return After Taxes on Distributions
Institutional Class Shares — Return After Taxes on Distributions and Sale of Fund Shares(1)
MSCI EM Index(2)			(3)

(1)          Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

(2)          The MSCI EM (Emerging Markets) Index (formerly known as the MSCI EMF (Emerging Markets Free) Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  As of June 2009, the MSCI EM Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.  The Index is unmanaged and does not pay fees or expenses.  If fees and expenses were deducted, the actual returns of the Index would be lower.

(3)          The Index reports returns on a monthly basis as of the last day of the month.  Therefore, performance information shown for the Index is since April 30, 2007.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Emerging Markets Institutional Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund.

Portfolio Managers

The Emerging Markets Institutional Fund is managed by the Global Emerging Markets Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
[ ]
[ ]
[ ]
[ ]
[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary – Aberdeen International Equity Institutional Fund

Aberdeen International Equity Institutional Fund

Objective

The Aberdeen International Equity Institutional Fund (the “International Equity Institutional Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Equity Institutional Fund.

Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(2)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.80%		0.80%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%

(1)          If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)         A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(3)          The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to [    ]% for Institutional Service Class, and 0.95% for Institutional Class at least through [February 28, 2011]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the International Equity Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The International Equity Institutional Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The International Equity Institutional Fund seeks to achieve its objective by investing in equity securities of companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets. Major foreign markets currently consist of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE ®) Index.

As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from a broad range of foreign countries. If the International Equity Institutional Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the International Equity Institutional Fund.

The Fund is not an index fund and will not seek to match the performance or weightings of the EAFE Index. The Fund intends to diversify its investments across a number of different countries. However, at times the Fund may invest a significant part of its assets in a single country. The “top fifteen” (largest company holdings) in the Fund’s portfolio may account for 40% or more of the Fund’s assets. The Fund may invest up to 15% of its assets in emerging markets.

The Fund’s equity holdings may consist of:

•                  common and preferred stocks;

•                  warrants and rights; and

•                  securities convertible into or exchangeable for common stocks.

The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of net assets in debt securities rated below investment grade.

To a limited extent, the Fund may also engage in other investment practices.

Principal Risks

The International Equity Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Focus Risk — the Fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk - to the extent that a derivative or practice is not used as a hedge,

the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk —losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk — in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the International Equity Institutional Fund reflect the performance of a predecessor fund (the “Predecessor Fund”). The International Equity Institutional Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the International Equity Institutional Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The International Equity Institutional Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the International Equity Institutional Fund. The bar chart shows the Fund’s annual total returns. The returns in the bar chart have not been adjusted to show the effect of taxes. If taxes were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Institutional Service Class shares have not been in operation for a full calendar year; therefore no performance information for Institutional Service Class shares is provided.  The returns for Institutional Service Class shares will be substantially similar to returns for Institutional Class shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the Classes have different expenses.

Annual Total Returns — Institutional Class Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Institutional Class shares only and will vary for Institutional Service Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2009

	1 Year	5 Years	10 Years
Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares

MSCI All Country World ex U.S. Index(1) (reflects no deduction for fees, expenses or [taxes])

MSCI EAFE Index (net dividends)(2) (reflects no deduction for fees, expenses or [taxes])

(1)         The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index is replacing the MSCI EAFE Index as the Fund’s benchmark. The investment manager believes that the composition of the MSCI All Country World ex U.S. Index makes it the most meaningful comparison index given the Fund’s investment strategy. The MSCI All Country World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States.

(2)          The Morgan Stanley Capital International EAFE Index (net dividends) (Europe, Australasia and Far East) (MSCI EAFE) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the International Equity Institutional Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund.

Portfolio Managers

The International Equity Institutional Fund is managed by the Global Equity Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
[ ]
[ ]
[ ]
[ ]
[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Global Fixed Income Fund

Aberdeen Global Fixed Income Fund

Objective

The Aberdeen Global Fixed Income Fund (the “Global Fixed Income Fund” or the “Fund”) seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Fixed Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	1.00%		1.00%		1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)         A contingent deferred sales charge (CDSC) of up to 0.75% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)         A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)         “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)         The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to [1.20]% for Class A, 1.95% for Class C, 1.45% for Class R, 0.95% for Institutional Service Class, and 0.95% for Institutional Class at least through [February 28, 2011]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Global Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Global Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Global Fixed Income Fund seeks to achieve its objective by investing in fixed-income securities of U.S. and foreign issuers including:

•                  foreign governments, their agencies and instrumentalities, and foreign companies, including those in emerging markets;

•                  multinational organizations, such as the World Bank;

•                  the U.S. government, its agencies and instrumentalities and U.S. companies; and

•                  asset-backed securities.

As a non-fundamental policy, under normal market conditions, the Global Fixed Income Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in a number of countries throughout the world, which may include the U.S. If the Global Fixed Income Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Global Fixed Income Fund. Under normal market conditions, the Fund will invest significantly (at least 40% — unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in bonds of issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. There is no limit on the Fund’s ability to invest in emerging markets.

The investment team bases its investment decisions on fundamental factors, including economic, market and currency trends and credit quality. The Fund generally invests in markets where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the investment team believes the currency risk can be reduced through hedging.

The Fund may invest in all types of fixed-income securities, including:

•                  corporate bonds, debentures and notes;

•                  convertible debt securities;

•                  preferred stocks;

•                  government securities;

•                  municipal and other government related securities;

•                  mortgage-backed and other asset-backed securities; and

•                  repurchase agreements involving portfolio securities.

The Fund may purchase securities denominated in foreign currencies or in U.S. dollars.

The Fund may invest up to:

•                  40% of assets in securities of issuers located in any single foreign country;

•                  35% of net assets in fixed-income securities rated below investment grade (junk bonds);

•                  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions; and

•                  20% of net assets in equity securities, including common stocks, warrants and rights.

The Fund has no stated maturity policy and the average effective maturity may change.

[In pursuing its investment strategies, the Fund may also invest in financial derivative instruments. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or economic measure. In general, these financial derivative instruments include, but are not limited to, futures, options, swaps (including, but not limited to, credit and credit-default, interest rate and inflation swaps), forward foreign currency exchange contracts and options, and credit linked notes. The Fund may enter into transactions which include but are not limited to the purchase and writing of call and put options on securities (including exchange-listed and over-the-counter options), the purchase and sale of futures contracts and options thereon such as securities indices, bond and interest rate futures, entering into interest rate, inflation and credit swaps, and options on swaps (commonly referred to as swaptions).

The Fund may use these derivative techniques for a wide variety of purposes, including, but not limited to, the following:

•                  to manage the Fund’s interest rate, credit and currency exposure;

•                  as a substitute for taking a position in the underlying asset (where the manager feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•                  to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•                  as a hedging strategy;

•                  to seek to increase total returns (which is considered a speculative practice); and

•                  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

Derivative strategies involve risks which are further detailed in Fund Summary & Performance: Principal Risks: Derivatives Risk.]

The Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

Principal Risks

The Global Fixed Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Credit Risk - credit risk refers to the likelihood that the issuer of a security may default or otherwise become unable to honor a financial obligation.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Selection Risk — the investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

High-Yield Bonds and Other Lower-Rated Securities — the Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Asset-Backed Securities — Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk - to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk —losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Non-Hedging Foreign Currency Trading Risk — the Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Prepayment Risk — as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Extension Risk — principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Portfolio Turnover — the Fund has historically had high portfolio turnover with a portfolio turnover rate exceeding 100% per year. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Valuation Risk — the lack of an active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Global Fixed Income Fund reflect the performance of a predecessor fund (the “Predecessor Fund”). The Global Fixed Income Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Global Fixed Income Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Global Fixed Income Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Global Fixed Income Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class A Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

				Since
	1 Year	5 Years	10 Years	Inception(3)
Class A shares – Before Taxes(4)	0.57%	3.28%	N/A	5.59%
Class A shares – After Taxes on Distributions(4)	-1.89%	1.59%	N/A	3.27%
Class A Shares – After Taxes on Distributions and Sale of Fund Shares(4)	0.38%	1.83%	N/A	3.40%
Class C shares – Before Taxes(5)	-0.30%	N/A	N/A	1.50%
Class R shares – Before Taxes(6)	0.76%	3.52%	5.24%	N/A
Institutional Service Class shares – Before Taxes(7)	0.76%	3.52%	5.24%	N/A
Institutional Class shares – Before Taxes(8)	0.76%	3.52%	5.24%	N/A
Barclays Capital Global Aggregate Bond Index(9)	4.79%	5.01%	5.05%	7.22	%(10)

(1)          As of March 31, 2009, the Global Fixed Income Fund’s year-to-date return was -2.51% for Class A.

(2)          Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(3)          The “Since Inception” returns are provided for those classes that have less than ten full years (or in the case of Class C, less than five full years) of performance returns.

(4)          Class A shares of the Global Fixed Predecessor Fund commenced operations on November 30, 2001.

(5)          Class C shares of the Global Fixed Predecessor Fund commenced operations on April 29, 2005.

(6)          Returns before the first offering of Class R shares (July 20, 2009) are based on the previous performance of Common Class shares of the Global Fixed Predecessor Fund. This performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R shares have not been adjusted to reflect Class R share expenses, if Class R share expenses were reflected, performance would be lower.

(7)          Institutional Service Class shares acquired the assets of the Common Class and Advisor Class shares of the Global Fixed Predecessor Fund. The performance presented reflects the performance of Common Class shares of the Predecessor Fund, as Advisor Class shares were no longer available for investment.

(8)          Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Global Fixed Predecessor Fund. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have not been adjusted to reflect Institutional Class share expenses.

(9)          The Barclays Capital Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Barclays Capital, including the U.S. Aggregate™ Bond

Index, the Pan-European™ Aggregate Index, the Global Treasury™ Index, the Asian-Pacific™ Aggregate Index, the Eurodollar™ Index and the U.S. Investment™ Grade 144A Index. The Index does not pay fees or expenses. If fees and expenses were deducted, the actual returns of the Index would be lower.  Individuals cannot invest directly in an index.

(10)    Performance information for the index is since December 1, 2001.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Asia Bond Institutional Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund.

Portfolio Managers

The Global Fixed Income Fund is managed by the Global Fixed Income Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Global Small Cap Fund

Aberdeen Global Small Cap Fund

Objective

The Aberdeen Global Small Cap Fund (the “Global Small Cap Fund” or the “Fund”) seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Small Cap Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	1.25%		1.25%		1.25%		1.25%		1.25%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)          If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)          A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)          A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)          “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)          The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.55% for Class A, 2.30% for Class C, 1.80% for Class R, 1.30% for Institutional Service Class, and 1.30% for Institutional Class at least through [February 28, 2011]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Global Small Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Global Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Global Small Cap Fund seeks to achieve its objective by investing in equity securities of small U.S. and foreign companies. As a non-fundamental policy, under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of small companies from a broad range of countries, including the U.S. and 30% of assets in companies located or conducting a majority of their business outside the U.S. If the Global Small Cap Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Global Small Cap Fund.

The Fund considers a “small” company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI World Small Cap Index at the time of purchase. As of February, 2010, the MSCI World Small Cap Index included companies with market capitalization between $[    ] million and $[    ] billion. Some companies may outgrow the definition of a small company or may no longer fall within the range of a reconstituted index after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. In addition, the Fund may invest in companies of any size once the 80% policy is met. As a result, the Fund’s average market capitalization may sometimes exceed that of the largest company in the MSCI World Small Cap Index.

The Fund will diversify its investments across companies, industries and countries.

The Fund’s equity holdings may include:

•                  common stocks and preferred stocks;

•                  rights and warrants;

•                  securities convertible into common stocks; and

•                  partnership interests.

The Fund may invest:

•                  up to 20% of net assets in debt securities;

•                  up to 10% of net assets in private funds that invest in private equity and in venture-capital companies;

•                  up to 35% of net assets in emerging markets securities;

•                  without limit in special-situation companies; and

•                  without limit in foreign securities.

To a limited extent, the Fund may also engage in other investment practices.

The Global Small Cap Fund has historically had a portfolio turnover rate that exceeded 100% per year. It is anticipated that the Fund’s portfolio turnover will generally be lower in the future.

Principal Risks

The Global Small Cap Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Small-Cap Securities Risk — in general, stocks of small-cap companies may be more volatile and less liquid than larger company stocks.

Special-situation Company Risk — “special situations” are unusual developments that affect a company’s market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk - to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk —losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Portfolio Turnover — the Fund has historically had high portfolio turnover with a portfolio turnover rate exceeding 100% per year. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Valuation Risk — the lack of an active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Global Small Cap Fund reflect the performance of a predecessor fund (the “Predecessor Fund”). The Global Small Cap Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Global Small Cap Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Global Small Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Global Small Cap Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class A Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception(5)
Class A shares – Before Taxes(3)	-46.21%	-4.34%	1.09%	N/A
Class A shares – After Taxes on Distributions(3)	-46.41%	-4.44%	0.67%	N/A
Class A shares – After Taxes on Distributions and Sale of Fund Shares(3)	-30.04%	-3.67%	0.80%	N/A
Class C shares – Before Taxes(6)	-46.60%	-5.05%	N/A	-4.83%
Class R shares – Before Taxes(7)	-46.37%	-4.60%	0.83%	N/A
Institutional Service Class shares – Before Taxes(8)	-46.21%	-4.34%	1.09%	N/A
Institutional Class shares – Before Taxes(9)	-46.21%	-4.34%	1.09%	N/A
MSCI World Small Cap Index(10)	-42.91%	-1.63%	3.65%	2.37%

(1)          Between December 1, 2006 and October 15, 2008, the Global Small Predecessor Fund employed U.S. securities investment strategies pursuant to which its investment decisions were made using quantitative stock selection models rather than a more traditional fundamental analysis approach. Investors should be aware that performance information for periods between December 1, 2006 and October 15, 2008 does not reflect the current U.S. securities investment strategies.

(2)          As of March 31, 2009, the Global Small Cap Fund’s year-to-date return was -9.67% for Class A.

(3)          Returns for Class A shares are based on the performance of Common Class shares of the Global Small Predecessor Fund, which were exchanged for Class A shares of the Global Small Cap Fund in the reorganization. Class A and Class B shares of the Global Small Predecessor Fund were also exchanged for Class A shares of the Global Small Cap Fund in the reorganization.

(4)          Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(5)          The “Since Inception” returns are provided for those classes that have less than ten full years of performance returns.

(6)          Class C shares of the Global Small Predecessor Fund commenced operations on July 31, 2001.

(7)          Returns for of Class R shares are based on the performance of Advisor Class shares of the Global Small Predecessor Fund, which were exchanged for Class R shares of the Global Small Cap Fund in the reorganization.

(8)          Returns before the first offering of Institutional Service Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Global Small Predecessor Fund. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of Institutional Service Class shares.

(9)          Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Global Small Predecessor Fund. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the

Institutional Class shares have not been adjusted to reflect the expenses of Institutional Class shares.

(10)    The Morgan Stanley Capital International World Small Cap Index is an unmanaged broad-based index comprised of small cap companies from 23 developed markets. The index returns shown above are price only and do not reflect the reinvestment of dividends. The Index is the exclusive property of Morgan Stanley Capital International Inc. The Index does not pay fees or expenses. If fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Asia Bond Institutional Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund.

Portfolio Managers

The Global Small Cap Fund is managed by the Global Equity Team. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary — Aberdeen Tax-Free Income Fund

Aberdeen Tax-Free Income Fund

Objective

The Aberdeen Tax-Free Income Fund (the “Tax-Free Income Fund” or the “Fund”) seeks as high a level of current income that is exempt from federal income taxes as is consistent with preserving capital by investing in investment grade municipal obligations.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Tax-Free Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholders Fees (fees paid directly from your investment)(1)	Class A Shares		Class B Shares		Class C Shares		Class D Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%		None		None		4.50%
Maximum Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	5.00%		1.00%		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%		0.43%		0.43%		0.43%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)          If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)          A contingent deferred sales charge (CDSC) of up to 0.75% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)          A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)          “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class D shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares and [    ]% for Class D Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)          The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.93% for Class A, 1.68% for Class B, 1.68% for Class C and 0.68% for Class R at least through [February 28, 2011]. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Tax-Free Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class D shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class B shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Tax-Free Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

As a fundamental policy, under normal circumstances, the Tax-Free Income Fund invests at least 80% of the value of its net assets in investment grade fixed-income securities that qualify as municipal obligations. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. The Tax-Free Income Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities and floating- and variable-rate bonds, and may invest up to 20% of its net assets in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. In selecting securities for the Tax-Free Income Fund, the Adviser employs an opportunistic approach that takes advantage of changing market conditions. The Adviser’s process focuses on credit market, sector, security and yield curve analysis.

A security may be sold to take advantage of more favorable opportunities. The Tax-Free Income Fund may, but is not required to, sell a security whose rating falls below investment grade.

Principal Risks

The Tax-Free Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Credit Risk - credit risk refers to the likelihood that the issuer of a security may default or otherwise become unable to honor a financial obligation.

Asset-Backed Securities — Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Selection Risk — the investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Prepayment Risk — as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Extension Risk — principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Call and Redemption Risk — some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Tax-Free Income Fund may be required to invest the proceeds in securities with lower yields.

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Tax Risk — a municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax-exemption may be less valuable, causing the value of a municipal bond to decline.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Tax-Free Income Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”), from May 11, 1998 to June 22, 2008 and another predecessor fund (“Second Predecessor Fund”) prior to May 11, 1998. The Tax-Free Income Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Tax-Free Income Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Predecessor Fund had previously acquired the Second Predecessor Fund in a reorganization. Since June 23, 2008, Aberdeen Asset Management Inc. has served as the investment adviser and Credit Suisse has served as the subadviser for the Tax-Free Fund. The Tax-Free Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table [below] [on the next page] can help you evaluate both potential risks and potential rewards of the Tax-Free Income Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit [www.[          ].com] or call [            ].

Annual Total Returns — Class D Shares
(Years Ended December 31)

[insert updated bar chart with best and worst quarters]

After-tax returns are shown in the following table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401 (k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns(1)
as of December 31, 2009

	1 Year	5 Years	10 Years
Class A shares – Before Taxes(2)	-6.54%	1.15%	2.96%
Class B shares – Before Taxes(2)	-7.89%	0.90%	2.69%
Class C shares – Before Taxes(2),(3)	-4.05%	1.27%	2.82%
Class D shares – Before Taxes	-6.56%	1.35%	3.19%
Class D shares – After Taxes on Distributions	-6.62%	1.29%	3.16%
Class D shares – After Taxes on Distributions and Sales of Shares	-2.84%	1.77%	3.38%
Barclays Capital Municipal Bond Index(4)	-2.48%	2.71%	4.26%

(1)          Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2)          Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the Second Predecessor Fund and, from May 11, 1998 to June 22, 2008, on the performance of various classes of the Predecessor Fund as noted below. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any for individual classes. Performance has not been adjusted to reflect different expense levels which if reflected may have resulted in higher or lower performance for a given share class.

Class A (introduced May 11, 1998): Performance is based on the Second Predecessor Fund.

Class B (introduced September 4, 2003): Performance is based on the Second Predecessor Fund through May 11, 1998 and the Predecessor Fund’s Class X from May 12, 1998, through September 4, 2003.

Class C (introduced September 4, 2003): Performance is based on the Second Predecessor Fund through May 11, 1998, the Predecessor Fund’s Class D from May 12, 1998, through March 1, 2001 and the Predecessor Fund’s Class Y from March 2, 2001, through September 4, 2003.

(3)          A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4)          The Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower,

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Tax-Free Income Fund’s investment adviser. The Adviser has selected Credit Suisse Asset Management, LLC, as subadviser to the Fund.

Portfolio Managers

Credit Suisse Asset Management is responsible for the day-to-day management of the Tax-Free Income Fund.  The following individuals are portfolios managers of the Fund:

Name	Title	Managed Fund Since
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

Summary – Important Additional Information

Important Additional Information

Purchase and Sale of Fund Shares

Fund shares may be purchased directly from the Fund or through certain authorized financial intermediaries on each day that the New York Stock Exchange is open.  All purchase transaction orders must be received by the Fund’s transfer agent or an authorized intermediary prior to the calculation of the Fund’s net asset value (NAV) to receive that day’s NAV.  Each Fund’s minimum investment requirements are as follows:

CLASS A, CLASS B*, CLASS C AND CLASS D SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

*                 Class B shares are only available to existing shareholders of Class B shares.

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  All redemption transaction orders must be received by the Fund’s transfer agent or an authorized intermediary prior to the calculation of the Fund’s NAV to receive that day’s NAV.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment.  Ask your financial adviser or visit your financial intermediary’s website for more information.

Fund Details

Additional Information about Principal Strategies

Aberdeen Equity Long-Short Fund, Aberdeen Natural Resources Fund, Aberdeen Small Cap Fund, Aberdeen U.S. Equity Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen Global Financial Services Fund, Aberdeen International Equity Fund, Aberdeen Global Equity Fund, Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen Emerging Markets Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Global Small Cap Fund.  Each Fund’s investment team employs a fundamental, bottom-up equity investment style (in the case of the Long-Short Fund, with respect to taking long positions), which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Aberdeen Optimal Allocations Funds.  Each Optimal Allocations Series seeks to maximize total investment return for a given level of risk. The Optimal Allocations Series aims to provide diversification across varying blends of traditional asset classes — such as U.S. equities, international equities, U.S. bonds and short-term investments, and “non-traditional” asset classes — such as funds of specific market sectors, emerging markets, international bonds, alternative strategies and real assets such as real estate investment trusts (“REITs”) and commodity linked instruments — by investing in a professionally selected mix of underlying mutual funds offered by Aberdeen Funds as well as unaffiliated mutual funds and exchange-traded funds (each, an “Underlying Fund” or collectively, “Underlying Funds”). When used in the context of the Optimal Allocations Funds, the term non-traditional assets can encompass both investments that focus on a specialized asset class (e.g. commodities) as well as specific market sectors within a broader asset class. For example, an Optimal Allocations Fund’s investment into a fund that primarily invests in stocks focused on a specific market sector like technology or financial services would be considered a specialty asset within the Equities asset class. Traditional assets are investments in funds primarily focused on broad asset categories like diversified U.S. equities or fixed-income securities. The “traditional asset” funds typically contain a wide variety of equity and fixed-income holdings, and do not focus on particular market sectors or specialized asset classes like commodities or real estate. “Real assets” includes investments such as real estate and commodities that are physically tangible in nature and often display strong diversification benefits relative to financial assets, due to their typically low correlation with other asset classes as well as their ability to act as a hedge against inflation.  Depending on its target risk level and continuing or anticipated economic and/or market conditions, each Optimal Allocations Series invests different amounts in these asset classes and Underlying Funds.

The Optimal Allocations Series invests in Underlying Funds that are actively managed, many by the Adviser. Certain other Underlying Funds are managed in a style that attempts to generally replicate the returns of a particular index. These Underlying Funds invest directly in a wide range of securities in various asset classes. You could invest in an Underlying Fund directly; however, the Optimal Allocations Series offer the added benefits of a professionally managed asset allocation portfolio.

The Adviser establishes model weight allocations among different asset classes based on each Optimal Allocations Series’ risk profile and individual strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and individual strategies of each Optimal Allocations Series and in order to achieve each Optimal Allocations Series’ investment objective.

Additional Information about Investments, Investment Techniques and Risks

The Funds may invest in certain additional investments and may be subject to various risks.  The table below indicates the additional investments which each Fund may invest in and the risks to which each Fund is subject.  The Underlying Funds in which the Optimal Allocations Funds may invest may also invest in certain of these investments and are also subject to certain of these risks.

	Long-Short Fund	Natural Resources Fund	Small Cap Fund	U.S. Equity Fund	China Fund	Emerging Markets Fund	Financial Services Fund	International Equity Fund
Asian Risk					•
Commodity-Linked Derivatives		•					•
Concentration Risk		•					•
Convertible Securities	•	•			•	•	•	•
Country/ Regional Focus Risk					•
Depositary Receipts					•	•	•	•
Emerging Markets Risk					•	•		•
Equity Interests in Foreign Investment Funds or Trusts					•	•	•	•
Equity-Linked Notes					•
Event Risk	•	•	•	•	•	•	•	•
Financial Services Industry Risk							•
Foreign Securities Risk		•	•		•	•	•	•

	Long-Short Fund	Natural Resources Fund	Small Cap Fund	U.S. Equity Fund	China Fund	Emerging Markets Fund	Financial Services Fund	International Equity Fund
Geographic Risk (China)					•
Leverage Risk	•
Market Risk	•	•	•	•	•	•	•	•
Natural Resources Industry Risk		•
Non-Diversified Fund Risk		•					•
Portfolio Turnover	•		•	•
Preferred Stock	•	•	•	•	•	•	•	•
Recent Market Events Risk	•	•	•	•	•	•	•	•
REIT And Real Estate Risk	•	•	•	•			•
Securities Lending	•	•	•	•	•	•	•	•
Selection Risk		•	•	•	•	•	•	•
Short Sales Risk	•
Small-Cap and Mid-Cap Risk		•	•		•		•
Strategy Risk	•
Temporary Investments	•	•	•	•	•	•	•	•

	Long-Short Fund	Natural Resources Fund	Small Cap Fund	U.S. Equity Fund	China Fund	Emerging Markets Fund	Financial Services Fund	International Equity Fund
Valuation Risk					•	•
Warrants					•	•	•	•

	Global Equity Fund	Asia Bond Institutional Fund	Asia-Pacific Equity Institutional Fund	Emerging Markets Institutional Fund	International Equity Institutional Fund	Global Fixed Income Fund	Global Small Cap Fund	Tax-Free Income Fund
Asian Risk		•	•
Asset-Backed Securities		•				•		•
Bank Obligations		•
Convertible Securities	•	•	•	•	•	•	•
Country/Regional Focus Risk		•	•
Credit Risk		•				•		•
Depositary Receipts	•	•	•	•	•	•	•
Derivatives Risk (including Options, Futures and Swaps)		•			•	•	•	•
Emerging Markets Risk		•	•	•	•	•	•
Equity Interests in Foreign Investment Funds or Trusts	•			•
Event Risk	•	•	•	•	•	•	•	•
Extension Risk		•				•		•
Focus Risk					•
Foreign Securities Risk	•	•	•	•	•	•	•

	Global Equity Fund	Asia Bond Institutional Fund	Asia-Pacific Equity Institutional Fund	Emerging Markets Institutional Fund	International Equity Institutional Fund	Global Fixed Income Fund	Global Small Cap Fund	Tax-Free Income Fund
Futures and Options on Futures		•	•		•	•	•	•
High-Yield Bonds and Other Lower-Rated Securities		•				•
Impact of Sub-Prime Mortgage Market		•				•
Inflation Risk		•				•		•
Interest Rate Risk		•				•		•
Investment-Grade Debt Securities		•				•		•
Market Risk	•	•	•	•	•	•	•	•
Mortgage-Backed Securities		•				•		•
Non-Diversified Fund Risk	•	•
Non-Hedging Foreign Currency Trading Risk						•
Options		•	•		•	•	•	•
Portfolio Turnover	•					•	•
Preferred Stock	•		•	•	•		•

	Global Equity Fund	Asia Bond Institutional Fund	Asia-Pacific Equity Institutional Fund	Emerging Markets Institutional Fund	International Equity Institutional Fund	Global Fixed Income Fund	Global Small Cap Fund	Tax-Free Income Fund
Prepayment Risk		•				•		•
Recent Market Events Risk	•	•	•	•	•	•	•	•
REIT And Real Estate Risk					•		•
Repurchase Agreements		•			•	•		•
Restricted and Other Illiquid Securities		•			•	•	•
Securities Lending	•	•	•	•	•	•	•	•
Selection Risk	•	•	•	•	•	•	•	•
Short Sales Risk					•		•
Small-Cap and Mid-Cap Risk			•	•	•		•
Sovereign Debt Risk		•				•
Special-situation Company Risk							•
Structured Instruments		•			•	•	•
Swaps		•	•		•	•	•	•
Temporary Investments	•	•	•	•	•	•	•	•

	Global Equity Fund	Asia Bond Institutional Fund	Asia-Pacific Equity Institutional Fund	Emerging Markets Institutional Fund	International Equity Institutional Fund	Global Fixed Income Fund	Global Small Cap Fund	Tax-Free Income Fund
Valuation Risk		•	•	•		•	•
Warrants	•		•	•	•		•
When-Issued Securities and Forward Commitments		•			•	•	•
Zero Coupon Bonds		•				•		•

Asian Risk — The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries. Many countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Asia that an investor in the Fund should consider include the following:

•                  Investing in Asian companies could be adversely affected by major hostilities in the area. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject the Fund to increased volatility and substantial declines in value.

•                  Many Asian countries are dependent on the economies of the United States and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on the Fund’s investment portfolio and share price.

•                  Most of the securities markets of Asia have substantially less volume than the New York Stock Exchange, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size.

•                  Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the Asian economy.

•                  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.

For a more detailed analysis and explanation of the specific risks of investing in Asia, please see “Asian Risk” in the Statement of Additional Information (the “SAI”).

Asset-Backed Securities — Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Bank Obligations — Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Commodity-Linked Derivatives — Commodity-linked derivatives allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of its linked commodities, a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

Concentration Risk — Some of the Funds invest 25% or more of their total assets in a group of companies in one or more industry groups.  To the extent that a Fund concentrates its securities in one or more sectors or industries, the Fund may be especially susceptible to factors affecting those industries, including:

•                  government regulation;

•                  economic cycles;

•                  rapid change in products or services; or

•                  competitive pressures.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Country/Regional Focus Risk — Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Credit Risk — Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which a Fund or Underlying Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because a Fund or Underlying Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities.  The nature of the market may make valuations difficult or unreliable.

Depositary Receipts — Certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

•                  the other party to the derivatives contract may fair to fulfill its obligations;

•                  their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•                  the Fund may suffer disproportionately heavy losses relative to the amount invested; and

•                  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk —Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.]

Emerging Markets Risk — All of the risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Interests in Foreign Investment Funds or Trusts — In some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.

Equity-Linked Notes — The China Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:

•                  purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

•                  the credit quality of the note’s issuer.

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer’s creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Event Risk — Event Risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt.  Added debt may significantly reduce the credit quality and market value of a company’s bonds.

Extension Risk — Extension Risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Financial Services Industry Risk — The financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

Focus Risk — The Fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•                  political and economic instability;

•                  the impact of currency exchange rate fluctuations;

•                  reduced information about issuers;

•                  higher transaction costs;

•                  less stringent regulatory and accounting standards; and

•                  delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

Futures and options on futures — Certain Funds may utilize futures and options on futures. Futures and options on futures are exchange-traded contracts that enable a Fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a Fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.

Geographic Risk (China) — Concentrating investments in China and Hong Kong subjects the China Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong, include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets.

High-Yield Bonds and Other Lower-Rated Securities — A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.  A Fund’s investments in lower-rated securities may involve the following specific risks:

•                  greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•                  wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•                  greater risk of loss due to declining credit quality.

Impact of Sub-Prime Mortgage Market — Certain Funds may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Inflation Risk — Inflation Risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation.  The income produced by these securities is worth less when prices for goods and services rise.  To compensate for this loss of purchasing power, the securities trade at lower prices.  Inflation also reduces the purchasing power of any income you receive from a Fund.

Interest Rate Risk — Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.)

Investment-grade debt securities — Certain Funds may invest in investment-grade debt securities. Investment-grade debt securities are debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor’s or Moody’s rating services, and unrated securities of comparable quality.

Leverage Risk — The use of leverage may exaggerate changes in the net asset value (“NAV”) of Fund shares and thus result in increased volatility of returns. The amount that the Fund must repay may fluctuate due to market forces, and the Fund’s assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Fund returns.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund or Underlying Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•                  corporate earnings;

•                  production;

•                  management;

•                  sales; and

•                  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Mortgage-Backed Securities — Certain Funds may invest in mortgage-backed securities. These fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The Funds generally will invest in fixed or floating rate mortgage-backed securities which include, but are not limited to, U.S. Government agency securities issued by the Government National Mortgage Association,

Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and non-agency issued securities. The Funds may purchase securities on a when issued, to be announced, delayed delivery, delayed settlement, or forward commitment basis. The Funds may also utilize grantor trusts and senior classes of real estate investment conduits or other legal structures, including collateralized mortgage obligations (“CMO’s”), as well as Interest Only (“IO”) or Principal Only (“PO”) instruments in combination with each other or with MBS pass-throughs to synthetically create pass-through equivalents. MBS pass-through roll proceeds may be re-invested in short duration instruments with an effective duration of 1 year or less including a short duration mutual fund or a pooled fund.

Natural Resources Industry Risk — The Natural Resources Fund is subject to the risks of the natural resources industries.  The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Non-Diversified Fund Risk — Certain Funds are subject to non-diversified fund risk because they may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Non-Hedging Foreign Currency Trading Risk — The Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Options — Certain Funds may purchase and write both put and call options for hedging or speculative purposes. Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

Portfolio Turnover — A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Preferred Stock — Certain Funds may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance.  This forces a Fund or Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities.  If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Recent Market Events Risk — The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the Adviser. These market conditions may continue or worsen.

REIT And Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties.  REITs that invest in real estate mortgages are also subject to prepayment risk.  To the extent a Fund or Underlying Fund invests in REITs, the Fund or Underlying Fund may be subject to these risks.

Repurchase Agreements — Certain Funds may invest in repurchase agreements. When entering into a repurchase agreement, a Fund essentially makes a short-term loan to a qualified bank or broker-dealer. A Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and a Fund could experience delays in recovering amounts owed to it.

Restricted and other illiquid securities — Certain Funds may invest in restricted and other illiquid securities. These securities generally have restrictions on trading or may not be actively traded. Restricted and illiquid securities may include private placements.

Securities Lending — The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

Selection Risk — The investment team may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Short Sales Risk — Certain Funds may engage in short sales. In a short sale, a Fund may sell a security the Fund does not own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

A Fund’s performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed prior to the end of the term of the short sale and the Fund was unable to borrow the securities from another securities lender.

Small-Cap and Mid-Cap Risk — In general, stocks of small-cap and mid-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s or Underlying Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

Sovereign Debt Risk — Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. The Fund may have limited recourse to compel payment in the event of a default.

Special-situation Company Risk — “Special situations” are unusual developments that affect a company’s market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

Strategy Risk — The strategy used by the Long-Short Fund’s investment team may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Long-Short Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors. The strategy used by the Long-Short Fund’s investment team involves securities transactions that involve risks different from those involved with direct investment in equity securities. As a result, the Long-

Short Fund is intended for investors who are able to maintain their investment over a longer term and are willing to assume the risks associated with this type of fund.

Structured Instruments — Certain Funds may invest in structured investments. Structured investments include swaps, structured securities and other instruments that allow a Fund to gain access to the performance of a benchmark asset (such as an index or selected bonds) that may be more attractive or accessible than the Fund’s direct investment.

Swaps — Certain Funds may invest in swaps. A swap is a contract between a Fund and another party in which the parties agree to exchange streams of payments based on certain benchmarks. For example, a Fund may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more bonds) where the Fund’s direct investment is restricted. Interest rate swaps involve the exchange by a Fund with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. The use of interest rate swaps, credit swaps, currency swaps, options on swaps and other swap transactions, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Temporary Investments — If a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

•                  short-term U.S. government securities;

•                  certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•                  prime quality commercial paper;

•                  repurchase agreements covering any of the securities in which the Fund may invest directly;

•                  shares of money market funds; and

•                  shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Valuation Risk — the lack of an active trading markets may make it difficult to obtain an accurate price for a security held by certain Funds.

Warrants — Certain Funds may invest in warrants. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

When-Issued Securities and Forward Commitments — Certain Funds may invest in when-issued securities and forward commitments. These instruments include the purchase or sale of securities for delivery at a future date. The market value may change before delivery.

Zero Coupon Bonds — Certain Funds may invest in zero coupon bonds. These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

The SAI contains more information on the Funds’ principal investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Exemption — Each Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Portfolio Holdings Disclosure - Each Fund posts on the Trust’s internet site, www.aberdeeninvestments.com, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

Fund Management

Investment Adviser

Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. As of December 31, 2009, the Adviser had approximately $[    ] billion in assets under management. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $[    ] billion in assets as of December 31, 2009 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2009.

Subadvisers

Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen International Equity Fund, Aberdeen Global Equity Fund, Aberdeen Asia Bond Institutional Fund, Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen Emerging Markets Institutional Fund and Aberdeen International Equity Institutional Fund

Aberdeen Asset Management Investment Services Limited (“AAMISL”), a United Kingdom corporation, and Aberdeen Asset Management Asia Limited (“AAMAL” and together with AAMISL, the “Subadvisers”), a Singapore corporation, serve as Subadvisers to the above-listed Funds. AAMISL’s principal place of business is located at One Bow Churchyard, London, England, EC4M9HH. As of December 31, 2009, AAMISL had approximately $[    ] billion in assets under management. AAMAL’s principal place of business is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. As of December 31, 2009, AAMAL had approximately $[    ] billion in assets under management. As of January 1, 2009: (i) AAMISL assumed the day-to-day responsibilities for managing each of the International Equity Fund and the Global Equity Fund and; (ii) AAMAL and AAMISL each assumed the day-to-day responsibilities for managing the Emerging Markets Fund (as co-subadvisers); and (iii) AAMAL assumed the day-to-day responsibilities for managing the China Fund. [          ] is responsible for the day-to-day management of the Asia Bond Institutional Fund.  The Adviser and AAMAL are responsible for the day-to-day management of the Asia-Pacific Equity Institutional Fund. [          ] is responsible for the day-to-day management of the Emerging Markets Institutional Fund.  [          ] is responsible for the day-to-day management of the International Equity Institutional Fund.  To the extent that AAMISL or AAMAL do not have management over a specific portion of a Fund’s assets, AAMISL and AAMAL will assist the Adviser with oversight for the Fund. When a portfolio management team from AAMISL or AAMAL is allocated a specific portion of a Fund’s assets to manage, it will receive a fee from the Adviser for its investment management services. AAMISL and AAMAL are both affiliates of the Adviser and wholly owned by Aberdeen PLC.

Management Fees

Each Fund pays the Adviser a management fee based on its average daily net assets. With respect to each Fund, except the Financial Services Fund, the Adviser pays the Subadviser(s) from the management fee it receives.

The total annual advisory fees each Fund pays the Adviser (as a percentage of its average daily net assets) are as follows:

Fund Assets	Management Fee	Actual Rate for fiscal Year Ended October 31, 2009
Aberdeen Equity Long-Short Fund
On assets up to $250 million	1.50%	[ ]	%
On assets of $250 million and more	1.25%

Aberdeen Natural Resources Fund
On assets up to $500 million	0.70%	[ ]	%
On assets of $500 million up to $2 billion	0.65%
On assets of $2 billion and more	0.60%

Aberdeen Small Cap Fund
On assets up to $100 million	0.95%	[ ]	%
On assets of $100 million and more	0.80%

Aberdeen U.S. Equity Fund
On assets up to $500 million	0.90%	[ ]	%

Fund Assets	Management Fee	Actual Rate for fiscal Year Ended October 31, 2009
On assets of $500 million up to $2 billion	0.80%
On assets of $2 billion and more	0.75%

Aberdeen China Opportunities Fund
On assets up to $500 million	1.25%	[ ]	%
On assets of $500 million up to $2 billion	1.20%
On assets of $2 billion and more	1.15%

Aberdeen Emerging Markets Fund
On assets up to $500 million	1.05%	[ ]	%
On assets of $500 million up to $2 billion	1.00%
On assets of $2 billion and more	0.95%

Aberdeen Global Financial Services Fund
On assets up to $500 million	0.90%	[ ]	%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Aberdeen International Equity Fund
On assets up to $500 million	0.90%	[ ]	%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Aberdeen Global Equity Fund
On assets up to $500 million	0.90%	[ ]	%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Aberdeen Optimal Allocations Fund: Defensive
On all assets	0.15%

Aberdeen Optimal Allocations Fund: Moderate
On all assets	0.15%

Aberdeen Optimal Allocations Fund: Moderate Growth
On all assets	0.15%

Aberdeen Optimal Allocations Fund: Growth
On all assets	0.15%

Aberdeen Optimal Allocations Fund: Specialty
On all assets	0.15%

Aberdeen Asia Bond Institutional Fund
On all assets	0.50%

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund
On all assets	1.00%

Aberdeen Emerging Markets Institutional Fund
On all assets	0.90%

Aberdeen International Equity Institutional Fund
On all assets	0.80%

Aberdeen Global Fixed Income Fund
On all assets	1.00%

Aberdeen Global Small Cap Fund
On all assets	1.25%

Aberdeen Tax-Free Income Fund
On assets up to $250 million	0.425%	[ ]	%
On assets of $250 million up to $1 billion	0.375%
On assets of $2 billion and more	0.355%

Portfolio Management

The Adviser and Subadvisers generally use a team-based approach for management of each Fund. Information about the Aberdeen team members primarily responsible for managing each Fund is included below.

Aberdeen Equity Long-Short Fund, Aberdeen Natural Resources Fund, Aberdeen Small Cap Fund and Aberdeen U.S. Equity Fund

Each of the Long-Short Fund, the Natural Resources Fund, the Small Cap Fund and the U.S. Equity Fund is managed by the Aberdeen U.S. Equity Team. [The U.S. Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the

Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.] The Team is jointly and primarily responsible for the day-to-day management of each of the Long-Short Fund, the Natural Resources Fund, the Small Cap Fund and the U.S. Equity Fund, with the following members having the most significant responsibility for the day-to-day management of each of the Long-Short Fund, the Natural Resources Fund, the Small Cap Fund and the U.S. Equity Fund:

[Shahreza Yusof

Shahreza Yusof is head of U.S. equities. He joined Aberdeen in 1994 as part of the Asian Equities team in Singapore, where he became an investment director, leading on Japanese equities. In 2002, Shahreza transferred to our London office responsible for emerging markets. After a period away, which included attending programs at universities in Beijing, China and Seoul, Korea, he returned to Aberdeen to join our Philadelphia office as senior equity specialist in 2006. Upon the expansion of the U.S. equity team in 2007, he was appointed to his current role.

Paul Atkinson

Paul Atkinson is a senior investment manager on the U.S. equity team. Paul joined Aberdeen in 1998 from UBS Ltd., where he was a director in its equity derivatives business. Paul previously worked for Prudential-Bache Ltd in a similar role. Paul graduated with a BSc Econ Hons from Cardiff University and was awarded a MSc Fin from Birkbeck College, University of London.

Christopher Baggini, CFA®

Chris Baggini is a senior investment manager on the U.S. equity team. Chris joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as a senior portfolio manager since 2000. Chris previously managed institutional portfolios and two mutual funds at Allied Investment Advisors. Prior to that, Chris managed equity investments with First Metropolitan. Chris graduated with a B.S. in economics from Fairfield University. He obtained his M.B.A in finance from New York University. He is a CFA® Charterholder.

Douglas Burtnick, CFA®

Doug Burtnick is an investment manager on the U.S. equity team. Doug joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as a portfolio manager since May 2002. Doug previously was a portfolio manager and risk manager in the private client group at Brown Brothers Harriman & Company. Prior to that, Douglas co-led the Professional Education Group at Barra, Inc. Doug graduated with a B.S. from Cornell University. He is a CFA® Charterholder.

Jason Kotik, CFA®

Jason Kotik is an investment manager on the U.S. equity team. Jason joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as an assistant portfolio manager and senior equity research analyst since November 2000. Jason previously was a financial analyst with Allied Investment Advisors. Prior to that, he was a trading systems administrator with T. Rowe Price Associates. Jason is a graduate of the University of Delaware, and has earned an M.B.A. from Johns Hopkins University. He is a CFA® Charterholder.

Michael J. Manzo, CFA®

Michael J. Manzo is an investment manager on the U.S. equity team. Michael joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team he served as a research analyst providing fundamental research coverage to the value team since September 2005. Michael was an analyst covering the machinery multi-industry/electrical equipment sectors at JP Morgan Chase and Company from July 2000 through August 2005. Prior to that, he was an equity analyst intern at Lepercq, DeNeuflize & Company. Michael graduated with a B.S. in business administration with a specialization in finance/economics from Fordham University. He is a CFA® Charterholder.

Robert W. Mattson

Robert Mattson is an investment manager on the U.S. equity team. Robert joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as an equity research analyst since December 2003. Robert previously worked for Janney Montgomery Scott, where he was a senior equity research analyst covering the software space. Prior to that, he worked for World Bank, where he was responsible for developing economic and behavioral models, along with submitting primary research results to internal and external publications. Robert graduated with a B.A. in economic history from The University of Maryland and M.B.A. as well as MSc in Finance from The Robert H. Smith School of Business at The University of Maryland, College Park.

Stuart Quint, CFA®

Stuart Quint is an investment manager on the U.S. equity team. Stuart joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as a senior equity research analyst since September 2003. Stuart previously managed investments in North America and the emerging markets for a joint venture between Friends Ivory Sime and LF Wasa, a Swedish insurance company. Prior to that, he worked in emerging markets investments at Montgomery Asset Management. Stuart graduated with a B.S. in economics and a B.A. in Russian Civilization from the Wharton School at the University of Pennsylvania. He is a CFA® Charterholder.

Francis Radano, III, CFA®

Fran Radano is an investment manager on the U.S. equity team. Fran joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where, since November 1999, he had served as a senior equity research analyst providing fundamental research coverage for the consumer discretionary and consumer staples sectors. Fran previously was a research analyst and vice president at Solomon Smith Barney. Prior to that, he was an associate trader at SEI Investments. Fran received a B.A. in economics from Dickinson College, and has also earned a M.B.A. in finance from Villanova University. He is a CFA® Charterholder.

Ralph Bassett

Ralph Bassett is an assistant investment manager on the U.S. equity team. Ralph joined Aberdeen in 2006 from Navigant Consulting where, since his graduation in June 2005, he had worked as a consultant on a variety of client engagements across diverse industries. Ralph previously held internships at JPMorgan Chase & Co., and Siemens AG. Ralph graduated with a B.S. in finance from Villanova University.]

Aberdeen China Opportunities Fund

The China Fund is managed by the Asia Pacific Equity Team. [The Asia Pacific Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.] The Team is jointly and primarily responsible for the day-to-day management of the China Fund, with the following members having the most significant responsibility for the day-to-day management of the China Fund:

Hugh Young, Global Head of Equity

Hugh set up AAMAL’s office in 1992 as Aberdeen’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of AAMAL’s parent company, Aberdeen PLC. Hugh has over 25 years’ experience in investment management and has managed Aberdeen’s Asian assets since 1985. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. He graduated with a BA in Politics from Exeter University.

Peter Hames, Head of Asian Equities

Peter has principal responsibility for day-to-day management of all Asian regional portfolios. He has oversight of a team of nine on Asian ex-Japan equities, with a further 14 investment managers who provide local market input, as well as running specialist country portfolios from offices across the region. Peter joined Aberdeen in 1990 as a European investment manager and then transferred to the Asian equity desk, co-founding AAMAL’s office in 1992. Previously, Peter worked for the Guinness family as an investment manager specializing in overseas investment. Prior to that, Peter worked for National Westminster Bank. Peter graduated with a BA in Economics and Accounting from Bristol University.

Flavia Cheong, CFA®, Senior Investment Manager

Flavia joined AAMAL in August 1996 to help set up an Asian fixed income department. She shares responsibility for regional portfolio construction. Previously, Flavia worked for the Development Bank of Singapore as an economist and later worked at the Investment Company of the People’s Republic of China (a wholly owned subsidiary of the People’s Bank of China). Flavia gained an MSc in Economics from the University of Auckland.

Nicholas Yeo, CFA®, Investment Manager

Nicholas joined Aberdeen from Murray Johnstone in December 2000 and was relocated to Aberdeen’s London office for two years from April 2002, where he worked on the emerging markets (ex Asia) desk, before returning to the Asian equities team in Singapore in March 2004. After gaining a BA (Hons) in Accounting & Finance from the University of Manchester, he completed an MSc in Financial Mathematics at Warwick Business School.

Kathy Xu, Investment Analyst

Kathy is an investment analyst on the Asian equities team. Kathy joined Aberdeen in September 2007 upon graduation. Kathy graduated with a BA in Economics from Fudan University, China and then gained an MSc in Economics (Distinction) from the University of Hong Kong.

Aberdeen Emerging Markets Fund

The Emerging Markets Fund is managed by the Global Emerging Markets Team. [The Global Emerging Markets Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.] The Team is jointly and primarily responsible for the day-to-day management of the Emerging Markets Fund, with the following members having the most significant responsibility for the day-to-day management of the Emerging Markets Fund:

Devan Kaloo, Head of Emerging Markets

Devan joined Aberdeen in 2000 when the investment adviser for which he worked, Murray Johnstone, was acquired by Aberdeen. Devan initially worked with the Asian equity team and was promoted to senior investment manager in 2003 and worked closely with Peter Hames on regional portfolio construction. In May 2005, he was appointed to his current position. Devan began his career at Martin Currie in Edinburgh, initially working on the North American team before transferring to the global asset allocation desk. He has an MA (Hons) from St Andrews University and a postgraduate degree in Investment Analysis from Stirling University, also in Scotland.

Joanne Irvine, Head of Emerging Markets (ex Asia)

Joanne joined Aberdeen in 1996, initially in a group development role, and then moved to the global emerging markets equity team in 1997. Previously, Joanne worked in corporate finance specializing in raising development capital finance for private businesses. Joanne has a BA in accounting and is a qualified Chartered Accountant.

Mark Gordon-James, CFA®, Investment Manager

Mark is an investment manager on the global emerging markets equities team. Mark joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team. Mark graduated with a BSc in Geography and Economics from the London School of Economics. Mark is a CFA Charterholder.

Fiona Morrison, CFA®, Assistant Investment Manager

Fiona is an investment manager on the emerging markets ex Asia team. She joined Aberdeen as part of a team acquired from Deutsche in October 2005. Prior to joining Aberdeen, Fiona was an analyst with Deutsche since 2001. She graduated from the University of Durham with a BA Honours in History with French.

Hugh Young, Global Head of Equity

See the Aberdeen China Opportunities Fund on page [    ].

Peter Hames, Head of Asian Equities

See the Aberdeen China Opportunities Fund on page [    ].

Aberdeen Global Financial Services Fund, Aberdeen International Equity Fund, Aberdeen Global Equity Fund, Aberdeen International Equity Institutional Fund and Aberdeen Global Small Cap Fund

Each of the Financial Services Fund, the International Equity Fund, the Global Equity Fund, the International Equity Institutional Fund and the Global Small Cap Fund is managed by the Global Equity Team. [The Global Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.] The Team is jointly and primarily responsible for the day-to-day management of each of the Financial Services Fund, the International Equity Fund, the Global Equity Fund, the International Equity Institutional Fund and the Global Small Cap Fund with the following members having the most significant responsibility for the day-to-day management of each of the Financial Services Fund, the International Equity Fund, the Global Equity Fund, the International Equity Institutional Fund and the Global Small Cap Fund:

Stephen Docherty, Head of Global Equities

Stephen is head of global equities, managing a team of ten, including three senior global equity investment managers, who are responsible for Aberdeen’s overall strategy towards global equity investment, including ethical portfolios. Stephen joined Aberdeen in 1994 successfully establishing performance measurement procedures before taking up a fund management role. Previously, Stephen worked for Abbey National Plc in the Department of Actuarial Services within the Life Division. Stephen graduated with a BSc (Hons) in Mathematics and Statistics from the University of Aberdeen.

Bruce Stout, Senior Investment Manager

Bruce is a senior investment manager on the global equities team. He joined Aberdeen in 2000 from Murray Johnstone where he held the position of Investment Manager for their emerging markets team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Andrew McMenigall, Senior Investment Manager

Andrew is a senior investment manager on the global equities team. He joined Aberdeen in 2003 from Edinburgh Fund Managers PLC, where he held the position of head of global equities. Andrew graduated as an Officer in the British Army from the Royal Military Academy, Sandhurst before completing an MBA from the University of Edinburgh. Andrew is an Associate of the UK Society of Investment Professionals.

Jamie Cumming, CFA®, Senior Investment Manager

Jamie is a senior investment manager on the global equities team. Jamie joined Aberdeen in 2001 as a Trainee Investment Manager on the UK Small Companies desk. Previously, Jamie worked for Grant Thornton Chartered Accountant as an Audit Senior, responsible for the audit of a wide variety of small to large companies and pension schemes in the Scottish Region. Jamie graduated with a BA (Hons) from The University of Strathclyde, a PGDIP IT from the University of Paisley and is a CFA® Charterholder. Jamie is a member of the Institute of Chartered Accountants in Scotland and is a Threshold Competent Investment Manager.

Samantha Fitzpatrick, CFA®, Investment Manager

Samantha is an investment manager on the Global Equity Team. Samantha joined Aberdeen in 1998 from the WM Company where she was in the market data team. Samantha graduated with a BA (Hons) in Mathematics from the University of Strathclyde and is a CFA Charterholder.

Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Moderate Growth, Aberdeen Optimal Allocations Fund: Growth and Aberdeen Optimal Allocations Fund: Specialty

[The Adviser generally uses a team-based approach for management of each Fund.]  Richard Fonash and Allison Mortensen are the portfolio managers for each of the Defensive Fund, the Moderate Fund, the Moderate Growth Fund, the Growth Fund and the Specialty Fund.

Richard Fonash is a senior investment manager on the U.S. equity team.  Richard joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he served as chief investment officer (January — September 2007); chief operating officer — Investments (January 2003 — January 2007); and director, investment administration (May 2000 — December 2002).  Richard previously was a finance director at Advanta Corporation.  Prior to that, he held various financial analysis and strategic planning roles with Air Products and BOC Gases. Richard graduated with a B.S. in finance from Villanova University and a M.B.A. in finance from the University of Rochester.  He is a CFA® Charterholder.

Allison Mortensen is an investment manager on the U.S. equity team.  Allison joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team.  Allison joined Nationwide in April 2004 as a member of the quantitative research team, after having spent nine years at Morgan Stanley Investment Management, most recently as Vice President and Director of Quantitative Research. Allison graduated with a B.S. in finance and computer science from the University of Richmond.  She is a CFA® Charterholder.

Aberdeen Asia-Bond Institutional Fund

The Asia Bond Institutional Fund is managed by the Asia Fixed Income Team. [The Adviser’s and Subadvisers’ fixed income management structure comprises independent specialist investment teams who are charged with generating investment ideas in their area of specialization, with their investment universes being as unconstrained as possible. Each investment team operates independently with its own investment process that seeks to maximize the value added in its market segment. Each team is small and dynamic, with focused decision making, clear ownership and accountability. Representatives of the specialist investment teams and portfolio management team attend a bi-weekly investment strategy meeting. The objectives of this meeting are to review portfolio positioning and the views of the specialist investment teams, and to formulate broad investment strategies for unconstrained mandates.]

The Asia Fixed Income Team is jointly and primarily responsible for the day-to-day management of the Asia Bond Institutional Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Anthony Michael, Head of Fixed Income — Asia

Anthony Michael is responsible for the management and investment performance of Aberdeen’s non-Japan Asia fixed income and capital market products as well as a member of the interest rate team. Mr. Michael joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management’s Fixed Income and Equity businesses. Mr. Michael held the position of director/senior portfolio manager with Deutsche in Sydney for five years, and was responsible for the development and implementation of fixed income and foreign exchange strategies. He was also a member of the global strategy group, the global insurance group and was a member of the tactical asset allocation committee. Previously, Mr. Michael worked in similar roles with the Zurich Scudder Group, Perpetual Funds Management Australia and the ING Group.

Mr. Michael has a BEcon and a MEc in Economics from Macquarie University, Australia, an MComm in Applied Finance from the University of New South Wales and a Graduate Diploma in Securities studies from the Securities Institute of Australia.

Scott Bennett, Head of Asian Credit

Scott Bennett is head of Asian credit on the Asian fixed income desk. Mr. Bennett joined Aberdeen in 2008 from ABN AMRO Bank where, from 2005 to 2007, he was a Director and a trader of fixed income instruments. Previously, from 2000 to 2005, Mr. Bennett worked for Citigroup as a Director in the Fixed Income Credit Department. Prior to that, he worked for Schroders in Bangkok (1996 - 1998) and New York City (1998 - 2000) as an associate in the investment banking department and as an associate in the Fixed Income Research Department, respectively. Mr. Bennett graduated with Bachelor Degree in Economics from the Johns Hopkins University and obtained a diploma in International Studies from the Paul H. Nitze School of Advanced International Studies in Bologna, Italy.

Kenneth Akintewe, Portfolio Manager

Kenneth Akintewe is a portfolio manager on the Asia Pacific fixed income desk. Mr. Akintewe joined Aberdeen in 2002, working first on the global equities desk in Glasgow before moving to the global fixed income team in London in 2003. In his role as assistant fund manager he transferred to Aberdeen’s Singapore office in 2004 to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asian fixed income team in 2005 to focus on Asian local currency, interest rate and foreign exchange strategy. Mr. Akintewe has an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.

Adam McCabe, Portfolio Manager

Adam McCabe is a portfolio manager on the Asian Fixed Income team based in Singapore. He is responsible for the development and implementation of currency and interest rate strategies in the Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of part of Credit Suisse’s Asset Management business. During Mr. McCabe’s tenure at Credit Suisse (2001-2009), he had various positions. Mr. McCabe was responsible for macroeconomic analysis, interest rate and currency strategies for Credit Suisse’s Asian Fixed Income portfolios, which he has managed continuously since their inception in December 2003. He was a member of the Credit Suisse’s Global Currency and Emerging Currency Strategy Groups and the Australian and Asian currency groups. From mid-2006, Mr. McCabe was assigned to Woori Credit Suisse Asset Management, South Korea as the Head of Fixed Income where he was responsible for fixed income and money market portfolio management, investment strategy and processes. Prior to 2006, Mr. McCabe was based in Australia as an investment manager and macroeconomic strategist on the Australian Fixed Income team where he was responsible for duration and currency strategies. Mr. McCabe is a graduate of the University of Sydney with a Bachelor of Economics (First Class Hons) and the University Medal. He was valedictorian in the inaugural graduating class of the Credit Suisse Chinese University of Hong Kong Professional Diploma in Global Finance in 2009.

Yueh Ee-Leen, Assistant Portfolio Manager

Yueh Ee-Leen is an assistant portfolio manager on Asia Pacific fixed income team desk located in Singapore. She joined Aberdeen in 2006 as a trader on the Asian fixed income desk, responsible for foreign exchange and fixed income trade execution. Ms. Yueh joined Aberdeen from Prudential Asset Management where as a central trader from 2005-2006, she focused on the execution of Asian dollar bonds, local currency bonds, money market instruments and derivatives such as futures and swaps. Previously from 2000-2005, she worked for Sumitomo Mitsui Banking Corporation in the international treasury department, where she dealt in the inter-bank cash and foreign exchange markets. She was also responsible for asset/liability management, cashflow management and profit/loss analysis for the team. Ms. Yueh graduated with a BBA

(Merit) degree in Business Administration from the National University of Singapore.

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

The Aberdeen Asia-Pacific Equity Institutional Fund is managed by the Aberdeen Asia-Pacific Equity Team.  [The Asia-Pacific Equity Team works in a collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by Aberdeen’s process. The experience of senior managers provides the confidence needed to take a long-term view.] The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Hugh Young, Global Head of Equity

Hugh set up AAMAL’s office in 1992 as Aberdeen’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of AAMAL’s parent company, Aberdeen PLC. Hugh has over 25 years’ experience in investment management and has managed Aberdeen’s Asian assets since 1985. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. He graduated with a BA in Politics from Exeter University.

Peter Hames, Head of Asian Equities

Peter has principal responsibility for day-to-day management of all Asian regional portfolios. He has oversight of a team of nine on Asian ex-Japan equities, with a further 14 investment managers who provide local market input, as well as running specialist country portfolios from offices across the region. Peter joined Aberdeen in 1990 as a European investment manager and then transferred to the Asian equity desk, co-founding AAMAL’s office in 1992. Previously, Peter worked for the Guinness family as an investment manager specialising in overseas investment. Prior to that, Peter worked for National Westminster Bank. Peter graduated with a BA in Economics and Accounting from Bristol University.

Chou Chong, CFA*, Investment Director

Chou joined Aberdeen Asia in 1994 and became instrumental in refining the group’s investment process and portfolio construction techniques, as the team expanded, and was made a director. Chou then spent time in Sydney, Australia as investment director, before transferring to London to lead the Pan-European equity desk. In June 2008, Chou returned to Singapore and joined the Asian Equity Team. Chou graduated with a double Masters in Accounting & Finance and Information Systems from the London School of Economics. Chou also went for a management programme in Harvard Business School in 2007.

Flavia Cheong, CFA*, Senior Investment Manager

Flavia is a senior investment manager on the Asian equities team, co-managing regional equities and leads on China investments. Flavia joined Aberdeen in 1996 from the Investment Company of the People’s Republic of China where she was the economist for the fixed income desk. Previously, Flavia worked for the Development Bank of Singapore as an economist. Flavia graduated with a BA in Economics and a MA (Hons) in Economics from the University of Auckland.

Andrew Gillan, Investment Manager

Andrew is an investment manager on the Asian equities team. Andrew joined Aberdeen as a graduate trainee on the UK equity desk, via the acquisition of Glasgow-based Murray Johnstone in 2000, before moving to Singapore and his current role in 2001. Andrew graduated with an MA in French and European History from the University of Edinburgh.

Christopher Wong, CFA*, Investment Manager

Christopher is an investment manager on the Asian equities team. Chris joined Aberdeen in 2001 in the Private Equity Unit. Previously, Chris worked for Andersen Corporate Finance as an associate director advising clients on mergers and acquisitions in South East Asia. Chris graduated with a BA in Accounting and Finance from Heriot-Watt University, Edinburgh.

Aberdeen Emerging Markets Institutional Fund

The Emerging Markets Institutional Fund is managed by the Global Emerging Markets Team.  [The Global Emerging Markets Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities.  Teams work in an open floor plan environment in an effort to foster communication among all members.  The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team.  Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by our process.  The experience of senior managers provides the confidence needed to take a long-term view.]  The Team is jointly and primarily responsible for the day-to-day management of the Aberdeen Emerging Markets Institutional Fund, with the following members having the most significant responsibility for the day-to-day management of the Aberdeen Emerging Markets Institutional Fund:

Devan Kaloo, Head of Emerging Markets

Devan joined Aberdeen in 2000 when the investment adviser for which he worked, Murray Johnstone, was acquired by Aberdeen.  Devan initially worked with the Asian equity team and was promoted to senior investment manager in 2003 and worked closely with Peter Hames on regional portfolio construction.  In May 2005, he was appointed to his current position.  Devan began his career at Martin Currie in Edinburgh, initially working on the North American team before transferring to the global asset allocation desk.  He has an MA (Hons) from St Andrews University and a postgraduate degree in Investment Analysis from Stirling University, also in Scotland.

Joanne Irvine, Head of Emerging Markets (ex Asia)

Joanne joined Aberdeen in 1996, initially in a group development role, and then moved to the global emerging markets equity team in 1997.  Previously, Joanne worked in corporate finance specialising in raising development capital finance for private businesses.  Joanne has a BA in accounting and is a qualified Chartered Accountant.

Mark Gordon-James, CFA®*, Investment Manager

Mark is an investment manager on the global emerging markets equities team.  Mark joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.  Mark graduated with a BSc in Geography and Economics from the London School of Economics.  Mark is a CFA Charterholder.

Fiona Morrison, CFA®*, Investment Manager

Fiona is an investment manager on the emerging markets ex Asia team.  She joined Aberdeen as part of a team acquired from Deutsche in October 2005.  Prior to joining Aberdeen, Fiona was an analyst with Deutsche since 2001.  She graduated from the University of Durham with a BA Honours in History with French.

Hugh Young, Global Head of Equity

Hugh set up AAMAL’s office in 1992 as Aberdeen’s Asia-Pacific headquarters.  He is also head of equities globally and a member of the executive committee responsible for day-to-day running of AAMAL’s parent company, Aberdeen PLC.  Hugh has over 25 years’ experience in investment management and has managed Aberdeen’s Asian assets since 1985.  Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance.  He graduated with a BA in Politics from Exeter University.

Peter Hames, Head of Asian Equities

Peter has principal responsibility for day-to-day management of all Asian regional portfolios.  He has oversight of a team of nine on Asian ex-Japan equities, with a further 14 investment managers who provide local market input, as well as running specialist country portfolios from offices across the region.

Peter joined Aberdeen in 1990 as a European investment manager and then transferred to the Asian equity desk, co-founding AAMAL’s office in 1992.  Previously, Peter worked for the Guinness family as an investment manager specialising in overseas investment.  Prior to that, Peter worked for National Westminster Bank.  Peter graduated with a BA in Economics and Accounting from Bristol University.

Aberdeen Global Fixed Income Fund

The Global Fixed Income Fund is managed by the Global Fixed Income Team. The Adviser’s and Subadvisers’ fixed income management structure comprises independent specialist investment teams who are charged with generating investment ideas in their area of specialization (interest rates, currency, security selection, emerging debt, and high yield), as well as specialist portfolio selection teams. Each investment team operates independently with its own investment process that seeks to maximize the value added in its market segment. The global portfolio selection team (PST) allocates the risk budget of the Fund among the specialist investment teams. The biweekly investment strategy meeting reviews overall portfolio positioning and the views of the specialist investment teams, and formulates broad investment strategies which are then implemented as appropriate by the Global PST. The Global Fixed Income Team is jointly and primarily responsible for the day-to-day management of the Global Fixed Income Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Annette Fraser, Portfolio Manager — EMEA

Annette Fraser is a portfolio manager in the global fixed income team. Ms. Fraser joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Ms. Fraser joined Deutsche Asset Management in 1990 as a portfolio manager in the fixed income team where she managed Global, European and U.S. core plus mandates. Ms. Fraser graduated with a MA in Economics from St Andrews University.

Nik Hart, Head of European Investment Grade

Nik Hart is head of European investment grade fixed income. Mr. Hart joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Previously he held the role of head of credit in London at Deutsche Asset Management and managed UK and Euro credit portfolios. Mr. Hart had joined Deutsche in 1992. He graduated with a BA (Hons) from Exeter University.

Timothy Vile, Head of Global Credit

Timothy Vile is a senior portfolio manager in the U.S. fixed income team. Mr. Vile joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Mr. Vile held a similar role at Deutsche Asset Management which he joined in 1991 from Equitable Capital Management where he was a portfolio manager for fixed income portfolios. Mr. Vile graduated with a BS from Susquehanna University, Pennsylvania, and is a CFA Charterholder.

Simon Hancock, Portfolio Analyst

Simon Hancock is a portfolio analyst on the European fixed income desk, responsible for global and European mandates. Mr. Hancock joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Mr. Hancock held a similar role at Deutsche Asset Management, which he joined in 1997. Previously, he worked at Bank Julius Baer.

Jon Cunliffe, Head of Global Interest Rates

Jone Cunliffe is head of global interest rates on the fixed income team. Jon joined Aberdeen in 2009 from Fortis Investments (originally ABN AMRO Asset Management) where he began in 2003 and was Chief Investment Officer, Interest Rates. Previously, Jon worked at Lombard Odier and the Bank of England. Prior to that, Jon worked as an official in the Gilt Edged and Money Market Division at the Bank of England. Jon graduated with a BA Hons in Theology and Religious Studies from Robinson College, Cambridge.

Aberdeen Tax-Free Income Fund

Credit Suisse Asset Management is responsible for the day-to-day management of the Tax-Free Fund, including the selection of the Fund’s investments.

Lori A. Cohane and Frank J. Biondo are portfolio managers to the Tax-Free Income Fund.

Lori A. Cohane, Managing Director, joined Credit Suisse in 2002 from Morgan Stanley Investment Group, where she served as Executive Director and head of fixed income portfolio management. Previously, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management and an underwriter at AMBAC Indemnity Corp. Ms. Cohane holds a BS in finance from the State University of New York at Albany.

Frank J. Biondo, Director, joined Credit Suisse in 2002 from UBS Global Asset Management, where he was a Director, portfolio manager of closed-end municipal bond funds, and head trader for separately managed accounts. Previously, he was a Vice President, trader and assistant portfolio manager for Morgan Stanley Investment Group, where he managed tax-advantaged fixed income and money market portfolios. Mr. Biondo holds a BS in accounting and economics from New York University. He is a CFA Charterholder.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

Historical Performance Data of AAMISL and/or AAMAL

Effective January 1, 2009, (i) AAMISL assumed the day-to-day responsibilities for managing each of the International Equity Fund and the Global Equity Fund; (ii) AAMISL and AAMAL assumed the day-to-day responsibilities for managing the Emerging Markets Fund (as co-sub-advisers); and (iii) AAMAL assumed the day-to-day responsibilities for managing the China Fund. The Adviser and AAMAL are responsible for the day-to-day management of the Asia-Pacific Equity Institutional Fund. The following tables give the historical performance of actual, fee-paying separate accounts, and commingled funds referred to as a “Composite,” managed by the AAMISL and/or AAMAL that have investment objectives, policies, strategies and risks substantially similar to those of China Fund, the Emerging Markets Fund, the International Equity Fund, the Global Equity Fund, the Asia-Pacific Equity Institutional Fund and the Emerging Markets Institutional Fund, as applicable, as indicated above each chart. The Composite does not reflect all of the firm’s assets under management. The data illustrates the past performance of the AAMISL and/or AAMAL in managing substantially similar accounts. The data does not represent the performance of the China Fund, the Emerging Markets Fund, the International Equity Fund, the Global Equity Fund, the Asia-Pacific Equity Institutional Fund or the Emerging Markets Institutional Fund. Performance is historical and does not represent the past or future performance of the China Fund, the Emerging

Markets Fund, the International Equity Fund, the Global Equity Fund, the Asia-Pacific Equity Institutional Fund or the Emerging Markets Institutional Fund, or the future performance of the Adviser, AAMISL or AAMAL.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Funds. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI®).(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the Composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in the Composite were under management for the entire reporting period. There is no minimum asset size below which portfolios were excluded from the Composite. The currency used to express performance in the Composite is U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The accounts that are included in the Composite are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Funds.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the China Fund, the Emerging Markets Fund, the International Equity Fund, the Global Equity Fund, the Asia-Pacific Equity Institutional Fund or the Emerging Markets Institutional Fund. The performance data shown below should not be considered a substitute for each Fund’s own performance information. Total return performance of each Fund is calculated in accordance with the regulations of the Securities and Exchange Commission (“SEC”). The SEC standardized average annual total return is neither time weighted or asset weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of each Fund at the maximum public offering price. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

(1)          CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education, through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI has not been involved in the preparation or review of this prospectus.

Chinese Equity Composite(1)
5/1/1998 through 12/31/2009

Composite Description: The Chinese Equity Composite comprises all discretionary accounts with at least 80% invested in Chinese and Hong Kong equity. This composite strategy is similar to the strategy of the China Fund.

Year	Composite Return Gross of Investment Management Fees	Composite Return Net of Investment Management Fees(2)	Benchmark (MSCI Zhong Hua Index(3)) Return	Number of Portfolios at End of Period (Accounts Throughout Period)	Market Value at End of Period ($M)	Market value at End of Period as a Percentage of Firm Asset(4)	Total Firm Assets at End of Period ($M)(4)
2009
2008	-48.83%	-49.46%	-50.86%	<5	323.6	0.27%	119,368.5
2007	47.24%	45.42%	72.73%	<5	745.7	0.44%	169,246.7
2006	34.59%	32.93%	82.87%	<5	726.7	0.54%	134,345.1
2005	14.47%	13.06%	12.02%	<5	642.8	0.58%	110,421.9
2004	19.05%	17.58%	-3.49%	<5	404.9	1.15%	35,216.3
2003	68.78%	66.69%	88.89%	<5	380.8	1.34%	28,451.2
2002	6.42%	5.11%	-8.30%	<5	86.7	0.38%	22,644.1
2001	3.48%	2.21%	-6.45%	<5	64.3	0.16%	39,611.4
2000	32.98%	31.33%	-9.00%	<5	38.2	0.11%	36,219.6
1999	61.07%	59.09%	38.98%	<5	20.8	0.08%	27,042.9
1998 (May)	-15.01%	-15.71%	-34.86%	<5	18.2	0.09%	21,429.5

(1)	The inception date of the Chinese Equity Composite is April 31, 1998 and it was created on April 13, 2006, during the global consolidation project.

(2)	The representative investment management fee for the Chinese Equity Composite is 1.25%.

(3)

The MSCI Zhong Hua Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in the developed markets of China and Hong Kong. The Index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks. Individuals cannot invest directly in an index.

(4)

See “Additional Composite Disclosures” for the definition of the “Firm.” Composite returns, start date and Composite and firm assets reported prior to acquisitions represent those of the legacy firm which managed the product at the time.

EAFE Plus Equity Composite(1)
As of 12/31/2009

Composite Description: The EAFE Plus Composite reflects accounts with at least 80% invested in equities managed on a discretionary basis, with a 3% outperformance target. The accounts within this composite invest primarily in non-US companies based in the developed equity markets of Europe, Australia and the Far East but may invest up to 20% in Emerging Markets. This composite strategy is similar to the strategy of the International Equity Fund.

Year	Composite Return Gross of Investment Management Fees	Composite Return Net of Investment Management Fees(2)	Benchmark (MSCI AC World Index(3)) Return	Number of Portfolios at End of Period (Accounts Throughout Period)		Dispersion (4)	Market Value at End of Period ($M)	Market value at End of Period as a Percentage of Firm Asset(5)	Total Firm Assets at End of Period ($M)(4)
2009
2008	-39.68%	-39.99%	-45.24%	5	(4)	N/A	537.6	0.45%	119,368.5
2007	15.56%	14.96%	17.12%	<5		N/A	791.8	0.47%	169,246.7
2006	29.01%	28.32%	26.86%	<5		N/A	623.2	0.46%	134,345.1
2005	18.37%	17.74%	14.02%	<5		N/A	348.6	0.32%	110,421.9
2004	21.97%	21.32%	20.70%	7	(7)	0.78%	423.2	33.54%	1,261.9
2003	33.26%	32.53%	39.17%	7	(7)	2.07%	350.6	50.94%	688.3
2002	-13.19%	-13.66%	-15.66%	9	(8)	0.73%	270.6	38.61%	701.0
2001	-22.15%	-22.60%	-21.21%	8	(4)	N/A	290.4	21.37%	1,359.0
2000	-16.95%	-17.54%	-13.96%	6	(5)	1.20%	34.5	1.59%	2,164.0
1999	33.79%	32.84%	27.30%	5	(4)	N/A	40.7	1.20%	3,398.0
1998	15.76%	15.08%	20.33%	6	(6)	1.25%	79.6	3.08%	2,587.0

(1)	The inception date of the EAFE Plus Composite is December 31, 1989 and it was created on October 18, 2006, during the global consolidation project.

(2)	The representative investment management fee for the EAFE Plus Composite is 0.75% p.a. on the first US$ 25m, 0.65% p.a. on the next US$ 25m, 0.55% p.a. on the next US$ 50m, and 0.50% p.a. thereafter.

(3)

The MSCI AC (All Country) World Ex US Index is an unmanaged, free float-adjusted, market-capitalization weighted index that measures the performance of stocks of companies in all countries except the U.S. Individuals cannot invest directly in an index.

(4)

The dispersion of annual returns shows the deviation of constituent portfolio returns from Composite returns. Dispersion is not calculated for the Composite when it includes less than five accounts for the whole period.

(5)

See “Additional Composite Disclosures” for the definition of the “Firm.” Composite returns, start date and Composite and firm assets reported prior to acquisitions represent those of the legacy firm which managed the product at the time.

Emerging Markets Equity Composite(1)
As of 12/31/2009

Composite Description: The Emerging Markets Equity Composite comprises accounts with at least 80% invested in equities managed on a discretionary basis. The accounts within this composite invest primarily in companies based in the equity markets of those countries defined as having Emerging Markets by Morgan Stanley Capital International. This composite strategy is similar to the strategy of the Emerging Markets Fund.

Year	Composite Return Gross of Investment Management Fees	Composite Return Net of Investment Management Fees(2)	Benchmark (MSCI AC Emerging Markets(3)) Return	Number of Portfolios at End of Period (Accounts Throughout Period)		Dispersion (4)	Market Value at End of Period ($M)	Market value at End of Period as a Percentage of Firm Asset(5)	Total Firm Assets at End of Period ($M)(5)
2009
2008	-42.43%	-43.00%	-53.18%	28	(20)	0.62%	5,215.0	4.37%	119,368.5
2007	34.90%	33.56%	39.78%	21	(13)	0.71%	6,811.7	4.02%	169,246.7
2006	36.68%	35.32%	32.59%	14	(7)	1.44%	2,970.8	2.21%	134,354.1
2005	37.40%	36.04%	34.54%	7	(5)	1.01%	1,061.4	0.96%	110,421.9
2004	27.99%	26.72%	25.95%	5	(4)	N/A	395.8	1.12%	35,216.3
2003	62.79%	61.35%	56.28%	<5		N/A	233.3	0.82%	28,451.2
2002	6.88%	5.83%	-6.00%	<5		N/A	25.2	0.11%	22,644.1
2001	-4.91%	-5.85%	-2.37%	<5		N/A	21.3	0.05%	39,611.4
2000	-18.57%	-19.38%	-30.61%	<5		N/A	17.8	0.05%	36,219.6
1999	71.98%	70.28%	66.41%	<5		N/A	23.1	0.09%	27,042.9
1998	-29.64%	-30.33%	-25.34%	<5		N/A	15.1	0.07%	21,429.5

(1)	The inception date of the Emerging Markets Equity Composite is December 31, 1995 and it was created on April 13, 2006, during the global consolidation project.

(2)	The representative investment management fee for the Emerging Markets Equity Composite is 1.00%.

(3)

The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. Individuals cannot invest directly in an index.

(4)

The dispersion of annual returns shows the deviation of constituent portfolio returns from Composite returns. Dispersion is not calculated for the Composite when it includes less than five accounts for the whole period.

(5)

See “Additional Composite Disclosures” for the definition of the “Firm”. Composite returns, start date and Composite and firm assets reported prior to acquisitions represent those of the legacy firm which managed the product at the time.

Global Equity Composite(1)
8/1/1998 through 12/31/2009

Composite Description: The Global Equity Composite comprises accounts with at least 80% invested in equities managed on a discretionary basis. The accounts within this composite invest primarily in companies based in equity markets as defined by Morgan Stanley Capital International. All composite results include reinvestment of dividends and interest. The composite strategy is similar to the strategy of the Global Equity Fund.

Year	Composite Return Gross of Investment Management Fees	Composite Return Net of Investment Management Fees(2)	Benchmark (MSCI World(3)) Return	Number of Portfolios at End of Period (Accounts Throughout Period)		Dispersion (4)	Market Value at End of Period ($M)	Market value at End of Period as a Percentage of Firm Asset(5)	Total Firm Assets at End of Period ($M)(5)
2009
2008	-37.28%	-37.90%	-40.33%	18	(12)	0.81%	4,833.2	4.05%	119,368.5
2007	16.63%	15.47%	9.57%	11	(6)	1.38%	2,854.1	1.69%	169,246.7
2006	26.24%	24.99%	20.65%	8	(8)	1.55%	1,115.5	0.83%	134,354.1
2005	18.65%	17.48%	10.03%	<5		N/A	332.9	0.30%	110,421.9
2004	23.25%	22.03%	15.25%	<5		N/A	315.3	0.90%	35,216.3
2003	30.13%	28.85%	33.76%	<5		N/A	353.1	1.24%	28,451.2
2002	-16.89%	-17.71%	-19.54%	<5		N/A	188.6	0.83%	22,644.1
2001	-20.24%	-21.03%	-16.52%	5	(3)	N/A	294.9	0.74%	39,611.4
2000	-13.11%	-13.97%	-12.92%	<5		N/A	140.5	0.39%	36,219.6
1999	30.04%	28.75%	25.34%	<5		N/A	139.8	0.52%	27,042.9
1998 (Aug.)	5.40%	4.96%	6.95%	<5		N/A	98.9	0.46%	21,429.5

(1)	The inception date of the Global Equity Composite is July 31, 1998 and it was created on April 13, 2006, during the global consolidation project.

(2)	The representative investment management fee for the Global Equity Composite is 1.00%.

(3)

The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed market equities. Individuals cannot invest directly in an index.

(4)

The dispersion of annual returns shows the deviation of constituent portfolio returns from Composite returns. Dispersion is not calculated for the Composite when it includes less than five accounts for the whole period.

(5)

See “Additional Composite Disclosures” for the definition of the “Firm.” Composite returns, start date and Composite and firm assets reported prior to acquisitions represent those of the legacy firm which managed the product at the time.

Asia-Pacific ex-Japan Equity Composite(1)
As of 12/31/2009

Composite Description: The Asia-Pacific ex-Japan Equity Composite comprises accounts managed on a discretionary basis with at least 80% invested in equities. The accounts within this composite invest primarily in companies based in all equity markets of the Asia-Pacific Region (excluding Japan).

Year	Composite Return Gross of Investment Management Fees	Composite Return Net of Investment Management Fees(2)	Benchmark (MSCI Asia Pacific EX Japan Index(3)) Return	Number of Portfolios at End of Period (Accounts Throughout Period)		Dispersion (4)	Market Value at End of Period ($M)	Market value at End of Period as a Percentage of Firm Asset(5)	Total Firm Assets at End of Period ($M)(5)
2009
2008	-44.48%	-45.17%	-51.63%	19	(17)	1.12%	8.906.7	7.46%	119,368.5
2007	31.40%	29.78%	37.19%	18	(15)	1.14%	15,433.1	9.12%	169,246.7
2006	30.18%	28.57%	33.20%	17	(16)	0.53%	14,008.9	10.43%	134,354.1
2005	28.78%	27.19%	21.01%	18	(13)	0.92%	9,121.1	8.26%	110,421.9
2004	19.41%	17.93%	23.02%	13	(7)	0.50%	4,357.2	12.37%	35,216.3
2003	65.80%	63.75%	48.66%	8	(7)	0.93%	1,664.2	5.85%	28,451.2
2002	7.85%	6.52%	-5.11%	9	(9)	0.87%	557.9	2.46%	22,644.1
2001	-0.11%	-1.34%	-2.40%	9	(5)	1.52%	627.3	1.58%	39,611.4
2000	-15.69%	-16.73%	-29.97%	5	(5)	0.64%	322.3	0.89%	36,219.6
1999	58.40%	56.44%	49.83%	5	(4)	N/A	317.4	1.17%	27,042.9

(1)	The inception date of the Asia-Pacific ex-Japan Equity Composite is December 31, 1995.

(2)	The representative investment management fee for the Asia-Pacific (ex-Japan) Equity Composite is 1.25%.

(3)

The MSCI AC Asia Pacific EX Japan Index is a capitalization weighted index maintained by Morgan Stanley Capital International that monitors the performance of stocks from the Asia Pacific region excluding the country of Japan. As of July 31, 2009, the members of the MSCI AC Asia Pacific EX Japan index were: Australia; China; Hong Kong; Indonesia; Korea; Malaysia; New Zealand; Philippines; Singapore; Taiwan; and Thailand. Individuals cannot invest directly in an index.

(4)

The dispersion of annual returns is measured by the standard deviation among asset-weighted portfolio returns represented within the Composite for the full year. Dispersion is not calculated for the Composites when it includes less than five accounts for the whole period.

(5)

See “Additional Composite Disclosures” for the definition of the “Firm.” Composite returns, start date and Composite and firm assets reported prior to acquisitions represent those of the legacy firm which managed the product at the time.

Emerging Markets Equity Composite(1)
As of 12/31/2009

Composite Description: The Emerging Markets Equity Composite comprises all substantially similar accounts managed on a discretionary basis with at least 80% invested in equities.  The accounts with this composite invest primarily in companies based in the equity markets of those countries defined as having Emerging Markets by Morgan Stanley Capital International.

Year	Composite Return Gross of Investment Management Fees	Composite Return Net of Investment Management Fees(2)	Benchmark (MSCI Emerging Markets(3)) Return	Number of Portfolios at End of Period (Accounts Throughout Period)		Dispersion (4)	Market Value at End of Period ($M)	Percentage of Firm Assets(5)	Total Firm Assets ($M)(5)
2009
2008	-42.43%	-43.00%	-53.18%	28	(20)	0.62%	5,215.0	4.37%	119,368.5
2007	34.90%	33.56%	39.78%	21	(13)	0.71%	6,811.7	4.02%	169,246.7
2006	36.68%	35.32%	32.59%	14	(7)	1.44%	2,970.8	2.21%	134,354.1
2005	37.40%	36.04%	34.54%	7	(5)	1.01%	1,061.4	0.96%	110,421.9
2004	27.99%	26.72%	25.95%	5	(4)	N/A	395.8	1.12%	35,216.3
2003	62.97%	61.35%	56.28%		<5	N/A	233.3	0.82%	28,451.2
2002	6.88%	5.83%	-6.00%		<5	N/A	25.2	0.11%	22,644.1
2001	-4.91%	-5.85%	-2.37%		<5	N/A	21.3	0.05%	39,611.4
2000	-18.57%	-19.38%	-30.61%		<5	N/A	17.8	0.05%	36,219.6
1999	71.98%	70.28%	66.41%		<5	N/A	23.1	0.09%	27,042.9

(1)	The inception date of the Emerging Markets Equity Composite is December 31, 1995 and it was created on April 13, 2006, during the global consolidation project.

(2)	The representative investment management fee for the Emerging Markets Equity Composite is 1.00%.

(3)

The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. Individuals cannot invest directly in an index.

(4)

The dispersion of annual returns is measured by the standard deviation among asset-weighted portfolio returns represented within the composite for the full year. Dispersion is not calculated for composites with less than five accounts for the whole period.

(5)

See Additional Composite Disclosures for the definition of the “Firm”. Composite returns, start date and composite and firm assets reported prior to acquisitions represent those of the legacy firm which managed the product at the time.

Additional Composite Disclosures

Definition of the Firm: Aberdeen Asset Management PLC (“Aberdeen PLC” or the “Firm”) is defined as all portfolios managed globally by subsidiaries of Aberdeen PLC, excluding Property, Private Equity, Private Client and Lloyds Syndicate portfolios.

Aberdeen is the global brand under which all products are now marketed. The global Firm inception date is December 1, 2005 and is comprised of five divisions that either were or were part of legacy compliant firms (AAMI, the Fixed Income products of Deutsche Asset Management UK and Deutsche Asset Management Americas, and from April 1, 2008, the actively managed equity products of Nationwide Fund Advisors and Nationwide SA Capital Trust (collectively, “Nationwide”) and from May 1, 2009 the Global Investors business of Credit Suisse Asset Management (Australia) Limited). The Firm also includes the Aberdeen PLC non-U.S. business and businesses not claiming Global Investment Performance Standards (GIPS) compliance which have been acquired after December 1, 2005, which have been brought into compliance from January 1, 1996. The legacy track records satisfy the GIPS portability criteria and have been linked with the track record of the Aberdeen PLC global Firm. Composite returns, start date and Composite and Firm assets reported prior to acquisitions represent those of the legacy firm which managed the product at the time.

GIPS Compliance: The Composites have been prepared and presented in compliance with GIPS. The effective date of compliance for the Composites, except EAFE Plus Equity — 3% Outperformance, is January 1, 1996. The effective date of compliance for EAFE Plus Equity — 3% Outperformance is January 1, 1990. The Firm and its legacy components have been independently verified for the periods to September 30, 2009. A copy of the verification report is available upon request. No alteration of composites has occurred as a result of changes in personnel or any other reasons at any time.

Composite Methodology: Returns are time-weighted total rates of return including cash and cash equivalents, income and realized and unrealized gains and losses. Returns are shown net of non-recoverable tax, while recoverable tax is included on a cash basis. Composite results are weighted by individual portfolio size, using start of period market values. Portfolios are valued at least monthly or on the date of any contribution/withdrawal greater than 10% within 1 month. Annual returns are calculated using geometric linking of monthly returns. Exchange rates used are WM/Reuters 4pm rates. A fund becomes eligible for inclusion the first full calendar month after funding. Inclusion may be deferred in cases where it has not been possible to implement the investment strategy. Terminated funds leave composites at the end of the calendar month before official notification of termination is received. Results include all discretionary, fee paying accounts of the Firm. The dispersion of annual returns is measured by the standard deviation among asset-weighted portfolio returns represented within the Composite for the full year. Dispersion is not calculated for the Composite when it includes less than five accounts for the whole period. Additional information on policies for calculating and reporting returns is available on request.

Presentation of Results: Gross returns are presented before management, custodial and other fees but after all trading expenses. Net returns are calculated after the deduction of a representative management fee.

Derivative Instruments: The portfolios in the Composites may invest in exchange traded futures and options for efficient portfolio management. Derivatives are not used to leverage the portfolios in the Composites.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The multi-manager structure allows the Funds greater flexibility enabling them to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing a Fund’s subadviser(s) and recommending to the Board of Trustees the hiring, termination or replacement of a subadviser. In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

•                  initial due diligence on prospective Fund subadvisers;

•                  monitoring subadviser performance, including ongoing analysis and periodic consultations;

•                  communicating performance expectations and evaluations to the subadvisers; and

•                  making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

Investing with Aberdeen Funds

A Note About Share Classes

Each Fund (other than the Emerging Markets Fund, the Institutional Funds, the Global Fixed Income Fund, the Global Small Cap Fund and the Tax-Free Income Fund) offers six share classes — Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. The Emerging Markets Fund offers four share classes — Class A, Class B, Class C and Class R.  Each of the Institutional Funds offers two share classes — Institutional Service Class and Institutional Class. Each of the Global Fixed Income Fund and the Global Small Cap Fund offers five share classes — Class A, Class C, Class R, Institutional Service Class and Institutional Class. The Tax-Free Income Fund offers four share classes — Class A, Class B, Class C and Class D. Class B shares are only available to existing shareholders of Class B shares.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•      which share classes are available to you;

•      how long you expect to own your shares;

•      how much you intend to invest;

•      total costs and expenses associated with a particular share class; and

•      whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

The Aberdeen Funds offer several different share classes each with different price and cost features.

•      Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A shares.

•      Class B Shares. If you are currently a Class B shareholder and are making an investment of $100,000 or less and plan to hold your shares for longer than six years and would prefer not to pay an initial sales charge you might consider Class B shares. By not paying a front-end sales charge, your full investment immediately goes toward buying shares. However, Class B shares are subject to a distribution and service fee, which will cause Class B shares (until conversion to Class A shares) to have a higher expense ratio and thus, make lower dividend payments (to the extent there are dividend payments) than Class A shares. Class B shares are currently available only to existing Class B shareholders as discussed below under “Investing with Aberdeen Funds — Class B shares.”

•      Class C Shares. If you are uncertain as to how long you will hold your shares and would prefer not to pay an initial sales charge you might consider Class C shares. By not paying a front-end sales charge, your full investment immediately goes toward buying shares. However, Class C shares are subject to a distribution and service fee, which will cause Class C shares to have a higher expense ratio and thus, make lower dividend payments (to the extent there are dividend payments) than Class A shares. Additionally, if you redeem your shares within one year, you are subject to a 1% contingent deferred sales charge.

•      Class D Shares. If you are eligible to purchase Class D shares without a sales charge, you should consider purchasing Class D shares.

The table below provides a further comparison of Class A, Class B, Class C  and Class D shares. Class A and Class C shares are available to all investors. Class D shares are available only to certain investors.

In addition to Class A, Class B and Class C shares, each Fund also offers Class R, Institutional Service Class and Institutional Class shares (other than the Emerging Markets Fund which does not offer Institutional Service Class and Institutional Class shares, the Institutional Funds which only offer Institutional Service Class and Institutional Class shares, each of the Global Fixed Income Fund and the Global Small Cap Fund which does not offer Class B shares and the Tax-Free Income Fund which does not offer Class R, Institutional Service Class and Institutional Class shares) which are only available to institutional accounts. Class R, Institutional Service Class and Institutional Class shares are subject to different fees and expenses, have different minimum investment requirements, and are entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

Comparing Class A, Class D, Class B, Class C Shares

Class A and Class D Shares

Front-end sales charge up to 5.75% or 4.25% for Class A Shares and 4.50% for Class D Shares	The Offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) (1) (Class A shares only)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b- 1 fee of 0.25% (Class A shares only)	Total annual operating expenses are lower than Class B and Class C expenses which means higher dividends and/or NAV per share.

Administrative services fee of up to 0.25%
No conversion feature.

No maximum investment amount.

Class B Shares

CDSC up to 5.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines 1% in most years to zero after six years.

Annual service and/or 12b- 1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.
No administrative services fee
Automatic conversion to Class A shares after seven years which means lower annual expenses in the future.

Maximum investment amount of $100,000. Larger investments may be rejected.

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b- 1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.
No administrative services fee

No conversion feature.

Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)                    Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)                    This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges For Class A Shares

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price	(Approximately)	Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	*

* Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Class D Shares

Class D shares are available to the following:

•                  Investors who received Class D shares of the Fund in a reorganization of a Nationwide fund into a series of the Trust, as long as you purchase the Class D shares through the same account in the same capacity and

Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

Front-End Sales Charges For Class D Shares

	Sales Charge as a Percentage of		Dealer
Amount of Purchase	Offering Price	Net Amount Invested (Approximately)	Commission as Percentage of Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 up to $100,000	4.00	4.17	3.50
$100,000 up to $250,000	3.00	3.09	2.50
$250,000 up to $500,000	2.50	2.56	1.75
$500,000 up to $1 million	2.00	2.04	1.25
$1 million or more	None	None	None

Reduction and Waiver of Class A and Class D Sales Charges

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A and Class D Sales Charges” and “Waiver of Class A and Class D Sales Charges” below and “Reduction of Class A and Class D Sales Charges” in the SAI for more information. This information regarding breakpoints is available free of charge by visiting www.aberdeeninvestments.com.

Reduction of Class A and Class D Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

•                  A Larger Investment. The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class B, Class C or Class D shares in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•                  Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•                  Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your purchases of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A and Class D Sales Charges

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:

•                  investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Fund or the Funds’ distributor to waive sales charges (Class A shares only);

•                  directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/ selling agreement with the Funds’ distributor  (Class A shares only);

•                  any investor who pays for shares with proceeds from sales of Class D shares of the Aberdeen Tax-Free Income Fund if the Aberdeen Fund being purchased does not offer Class D Shares and Class A Shares are purchased instead  (Class A shares only);

•                  retirement plans;

•                  investment advisory clients of the Adviser’s affiliates; and

•                  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

A CDSC of up to 1.00% applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•                  if you are eligible to purchase Class A shares without a sales charge for another reason; or

•                  if no finder’s fee was paid; or

•                  to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A shares for the Funds in this prospectus are described above; however, the CDSC for Class A shares of other Aberdeen Funds may be different and are described in their respective prospectuses. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Waiver of Contingent Deferred Sales Charges — Class A, Class B and Class C Shares

The CDSC is waived on:

•                  the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

•                  Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

•                  Class A, Class B or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•                  mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70½  and for other required distributions from retirement accounts; and

•                  redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds, the Funds’ Adviser or the Funds’ distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class B Shares

The Funds have ceased offering Class B shares (with exceptions for shareholders who received Class B shares in connection with the Trust’s reorganization with Nationwide Mutual Funds (“existing Class B shareholders”) on June 23, 2008). New investments of Class B shares, other than by existing Class B shareholders, are no longer permitted. Existing shareholders of Class B shares of Aberdeen Funds may: (i) continue as Class B shareholders; (ii) continue to make additional purchases of Class B shares; (iii) continue to reinvest dividends and distributions into Class B shares; and (iv) exchange their Class B shares for Class B shares of other series of Aberdeen Funds, as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares purchased, reinvested or exchanged, by existing Class B shareholders, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

Sale Within	Sales Charge
1 Year	5%
2 Years	4%
3 Years	3%
4 Years	3%
5 Years	2%
6 Years	1%
7 Years or More	0%

The Funds’ distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales.

Conversion of Class B Shares

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares” for a list of situations where a CDSC is not charged.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Funds.

Share Classes Available Only to Institutional Accounts

The Funds offer Institutional Service Class, Institutional Class and Class R shares (other than the Emerging Markets Fund which does not offer Institutional Service Class and Institutional Class shares and the Institutional Funds which do not offer Class R shares). Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•                  the level of distribution and administrative services the plan requires;

•                  the total expenses of the share class; and

•                  the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•                  401(k) plans;

•                  457 plans;

•                  403(b) plans;profit sharing and money purchase pension plans;

•                  defined benefit plans;

•                  non-qualified deferred compensation plans; and

•                  other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•                  institutional non-retirement accounts;

•                  traditional and Roth IRAs;

•                  Coverdell Education Savings Accounts;

•                  SEPs and SAR-SEPs;

•                  SIMPLE IRAs;

•                  one-person Keogh plans;

•                  individual 403(b) plans; or

•                  529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•                  retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•                  retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•                  registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services; or

•                  life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•                  funds of funds offered by affiliates of the Funds;

•                  retirement plans for which no third-party administrator receives compensation from the Funds;

•                  institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                  rollover individual retirement accounts from such institutional advisory accounts;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                  registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients; or

•                  high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial adviser or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Funds’ distributor or any other entity approved by the Board (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

As a % of
Class	Daily Net Assets
Class A	0.25%
(distribution or service fee)
Class B	1.00%
(0.25% service fee)
Class C	1.00%
(0.25% service fee)
Class R	0.50%
(0.25% of which may be
either a distribution or
service fee)

Administrative Services Fees

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•                  the Funds’ distributor and other affiliates of the Adviser;

•                  broker-dealers;

•                  financial institutions; and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•                  A Fund will be deemed to have received an order that is in good form when the order is accepted by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.

•                  Financial intermediaries are responsible for transmitting accepted orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•                  make transactions;

•                  hear fund price information; and

•                  obtain mailing and wiring instructions.

Internet Go to www.aberdeeninvestments.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•                  download Fund prospectuses;

•                  obtain information on the Aberdeen Funds;

•                  access your account information; and

•                  request transactions, including purchases, redemptions and exchanges.

By Regular Mail Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.

By Overnight Mail Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax 866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•                  calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•                  generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.  An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

•                  Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA” recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

•                  The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-866-667-9231.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

•                  New Year’s Day

•                  Martin Luther King, Jr. Day

•                  Presidents’ Day

•                  Good Friday

•                  Memorial Day

•                  Independence Day

•                  Labor Day

•                  Thanksgiving Day

•                  Christmas Day

•                  Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Buying Shares: Fund Transactions — Class A, Class B and Class C Shares

All transaction orders must be received by the Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders. ** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

How to Buy Shares	How to Exchange* or Sell** Shares

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

•      if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•      your bank may charge a fee to wire funds.

•      the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

•      your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•      Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•      your financial institution may also charge a fee for receiving the wire.

•      funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination. ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Fair Value Pricing

The Board of has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Trust and employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Pricing Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Valuation Committee of the Board of Trustees.

A “significant event” is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

A Fund’s investments in other registered open-end investment companies (if any) are valued based on the NAV of those investment companies and those investment companies may use fair value pricing as described in their prospectuses.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•                  name;

•                  date of birth (for individuals);

•                  residential or business street address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts With Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•                  If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

•                  Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•                  both accounts have the same registration;

•                  your first purchase in the new fund meets its minimum investment requirement; and

•                  you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•                  if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•                  if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Aberdeen Fund you are acquiring before making an exchange.

Automatic Withdrawal Program

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

•                  is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind of securities (instead of cash). For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind by shareholders including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

•                  your account address has changed within the last 15 calendar days;

•                  the redemption check is made payable to anyone other than the registered shareholder;

•                  the proceeds are mailed to any address other than the address of record; or

•                  the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

•                  disrupt portfolio management strategies;

•                  increase brokerage and other transaction costs; and

•                  negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser, its subadviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

•                  restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•                  reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

•                  if you make an exchange equaling 1% or more of a Fund’s NAV, the exchange into the other Fund may be rejected and

•                  redemption and exchange fees are imposed on certain Aberdeen Funds. These Aberdeen Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Investing with Aberdeen Funds: Share Price.”

Exchange and Redemption Fees

In order to discourage excessive trading, the Aberdeen Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within the designated holding period listed in the chart on the following page, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

•                  shares redeemed or exchanged under regularly scheduled withdrawal plans;

•                  shares purchased through reinvested dividends or capital gains;

•                  shares redeemed following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

•                  shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70½ and other required distributions from retirement accounts;

•                  shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction; or

•                  shares redeemed or exchanged by any “fund of funds” that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the waiver. Redemption and exchange fees will be assessed unless or until the Funds are notified that the redemption fee has been waived.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

•                  broker wrap fee and other fee-based programs;

•                  qualified retirement plan accounts;

•                  omnibus accounts where there is no capability to impose an exchange fee on underlying customers’ accounts; and

•                  intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

A Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund.

The following Aberdeen Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:

Fund	Exchange/Redemption Fee	Minimum Holding Period (Calendar Days)
Aberdeen Equity Long-Short Fund	2.00%	90
Aberdeen Natural Resources Fund	2.00%	90
Aberdeen Small Cap Fund	2.00%	90
Aberdeen China Opportunities Fund	2.00%	90
Aberdeen Emerging Markets Fund	2.00%	90
Aberdeen Global Financial Services Fund	2.00%	90
Aberdeen International Equity Fund	2.00%	90
Aberdeen Global Equity Fund	2.00%	90
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	2.00%	90
Aberdeen Emerging Markets Institutional Fund	2.00%	90
Aberdeen International Equity Institutional Fund	2.00%	90
Aberdeen Global Small Cap Fund	2.00%	90
Aberdeen U.S. Equity Fund	2.00%	30
Aberdeen Asia Bond Institutional Fund	2.00%	30
Aberdeen Global Fixed Income Fund	2.00%	30
Aberdeen Tax-Free Income Fund	2.00%	7

Distribution and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                  distributions are taxable to you at either ordinary income or capital gains tax rates;

•                  distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•                  distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•                  for individuals, with respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•                  for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction, subject to certain limitations; and

•                  distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If a Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Aberdeen Fund for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are currently taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S.

investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Income received by a Fund from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.” A Fund may derive such income either directly or through an investment in a U.S.-REIT that holds such interests or qualifies as a taxable mortgage pool. The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by [                    ], whose report, along with the Funds’ financial statements, is included in the Funds’ most recent annual report, which is available upon request. The financial highlights information presented for each of the Long-Short Fund, the Natural Resources Fund, the Small Cap Fund, the U.S. Equity Fund, the China Fund, the Emerging Markets Fund, the Small Cap Fund, the International Equity Fund, the Global Equity Fund, each of the Optimal Allocations Funds and the Tax-Free Income Fund for periods prior to June 23, 2008, is that of Predecessor Funds.  The financial highlights information presented for each of the Asia Bond Institutional Fund, the International Equity Institutional Fund, the Global Fixed Income Fund and the Global Small Cap Fund for periods prior to [                 ,         ], is that of Predecessor Funds. The financial highlights information presented for the Institutional Class of the Emerging Markets Institutional Fund for periods prior to [                 ,         ], is that of a Predecessor Fund.

ABERDEEN EQUITY LONG-SHORT FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(f)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$11.89	(0.02)	(1.38)	(1.40)	$(0.01)	$(0.01)	$(0.02)	$10.47	(11.77)%	$90,320	2.14%	(0.29)%	2.60%	0.41%	574.27%
Year Ended October 31, 2007(g)	$10.30	0.14	1.62	1.76	(0.17)	—	(0.17)	$11.89	17.26%	$45,037	2.53%	1.25%	2.69%	0.69%	608.98%
Year Ended October 31, 2006	$9.83	0.11	0.41	0.52	(0.05)	—	(0.05)	$10.30	5.27%	$48,717	2.59%	1.16%	2.61%	0.56%	739.31%
Year Ended October 31, 2005	$9.56	(0.02)	0.59	0.57	(0.30)	—	(0.30)	$9.83	6.09%	$33,828	2.81%	(0.18)%	2.91%	0.64%	827.26%

Class B Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$11.54	(0.10)	(1.34)	(1.44)	—	—	—	$10.10	(12.48)%	$2,222	2.87%	(0.93)%	3.29%	0.41%	574.27%
Year Ended October 31, 2007(g)	$10.01	0.05	1.58	1.63	(0.10)	—	(0.10)	$11.54	16.37%	$2,244	3.29%	0.42%	3.48%	0.69%	608.98%
Year Ended October 31, 2006	$9.59	0.03	0.40	0.43	(0.01)	—	(0.01)	$10.01	4.53%	$1,033	3.33%	0.42%	3.35%	0.56%	739.31%
Year Ended October 31, 2005	$9.38	(0.09)	0.58	0.49	(0.28)	—	(0.28)	$9.59	5.33%	$814	3.53%	(0.90)%	3.62%	0.64%	827.26%

Class C Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$8.71	(0.07)	(1.02)	(1.09)	—	—	—	$7.62	(12.49)%	$31,287	2.87%	(0.95)%	3.33%	0.41%	574.27%
Year Ended October 31, 2007(g)	$7.59	0.05	1.19	1.24	(0.12)	—	(0.12)	$8.71	16.44%	$24,768	3.24%	0.57%	3.39%	0.69%	608.98%
Year Ended October 31, 2006	$7.29	0.03	0.30	0.33	(0.03)	—	(0.03)	$7.59	4.48%	$36,586	3.33%	0.47%	3.35%	0.56%	739.31%
Year Ended October 31, 2005	$7.21	(0.05)	0.42	0.37	(0.29)	—	(0.29)	$7.29	5.35%	$19,372	3.55%	(0.81)%	3.65%	0.64%	827.26%

(a)         Excludes sales charge.

(b)        Not annualized for periods less than one year.

(c)         Annualized for periods less than one year.

(d)        During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)         Indicates the dividend expense charged for the period to average net assets.

(f)           Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)        Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “—” are $0 or round to $0.

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$11.69	$(0.02)	$(1.40)	$(1.42)	$—	$(0.01)	$(0.01)	$10.26	(12.18)%	$76	2.46%	(0.93)%	3.30%	0.41%	574.27%
Year Ended October 31, 2007(g)	$10.11	0.09	1.60	1.69	(0.11)	—	(0.11)	$11.69	16.78%	$1	2.88%	0.85%	3.08%	0.69%	608.98%
Year Ended October 31, 2006	$9.68	0.08	0.40	0.48	(0.05)	—	(0.05)	$10.11	4.91%	$1	2.96%	0.77%	2.99%	0.56%	739.31%
Year Ended October 31, 2005	$9.41	(0.03)	0.59	0.56	(0.29)	—	(0.29)	$9.68	6.16%	$1	2.82%	(0.20)%	2.86%	0.64%	827.26%

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$11.94	0.01	(1.38)	(1.37)	(0.03)	(0.01)	(0.04)	$10.53	(11.55)%	$14,230	1.86%	0.09%	2.25%	0.41%	574.27%
Year Ended October 31, 2007(g)	$10.34	0.15	1.65	1.80	(0.20)	—	(0.20)	$11.94	17.60%	$23,894	2.25%	1.40%	2.43%	0.69%	608.98%
Year Ended October 31, 2006	$9.85	0.11	0.44	0.55	(0.06)	—	(0.06)	$10.34	5.60%	$11,538	2.33%	1.50%	2.35%	0.56%	739.31%
Year Ended October 31, 2005	$9.57	(0.05)	0.63	0.58	(0.30)	—	(0.30)	$9.85	6.27%	$3,877	2.56%	0.19%	2.67%	0.64%	827.26%

(a)         Excludes sales charge.

(b)        Not annualized for periods less than one year.

(c)         Annualized for periods less than one year.

(d)        During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)         Indicates the dividend expense charged for the period to average net assets.

(f)           Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)        Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “—” are $0 or round to $0.

ABERDEEN NATURAL RESOURCES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$25.35	$0.03	$(8.14)	$(8.11)	$(0.06)	$(4.49)	$(4.55)	$—	$12.69	(39.68)%	$43,189	1.33%	0.01%	1.33%	137.42%
Year Ended October 31, 2007	$20.31	(0.03)	7.88	7.85	—	(2.82)	(2.82)	0.01	$25.35	43.54%	$38,497	1.44%	(0.19)%	1.44%	188.25%
Year Ended October 31, 2006	$17.97	(0.02)	3.90	3.88	—	(1.56)	(1.56)	0.02	$20.31	22.87%	$20,324	1.38%	(0.07)%	1.38%	228.18%
Year Ended October 31, 2005	$11.23	—	7.14	7.14	(0.01)	(0.40)	(0.41)	0.01	$17.97	65.51%	$10,915	1.47%	(0.13)%	1.59%	313.92%

Class B Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$24.68	(0.14)	(7.83)	(7.97)	—	(4.49)	(4.49)	—	$12.22	(40.14)%	$2,190	2.05%	(0.70)%	2.06%	137.42%
Year Ended October 31, 2007	$19.97	(0.16)	7.68	7.52	—	(2.82)	(2.82)	0.01	$24.68	42.52%	$2,999	2.16%	(0.90)%	2.16%	188.25%
Year Ended October 31, 2006	$17.82	(0.14)	3.83	3.69	—	(1.56)	(1.56)	0.02	$19.97	21.94%	$1,862	2.12%	(0.84)%	2.13%	228.18%
Year Ended October 31, 2005	$11.21	(0.04)	7.04	7.00	—	(0.40)	(0.40)	0.01	$17.82	64.49%	$648	2.20%	(0.83)%	2.54%	313.92%

Class C Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$24.70	(0.15)	(7.82)	(7.97)	—	(4.49)	(4.49)	—	$12.24	(40.10)%	$8,224	2.04%	(0.69)%	2.05%	137.42%
Year Ended October 31, 2007	$19.98	(0.17)	7.70	7.53	—	(2.82)	(2.82)	0.01	$24.70	42.55%	$14,273	2.16%	(0.90)%	2.16%	188.25%
Year Ended October 31, 2006	$17.83	(0.16)	3.85	3.69	—	(1.56)	(1.56)	0.02	$19.98	21.92%	$10,302	2.12%	(0.81)%	2.12%	228.18%
Year Ended October 31, 2005	$11.21	(0.04)	7.05	7.01	—	(0.40)	(0.40)	0.01	$17.83	64.42%	$4,938	2.20%	(0.87)%	2.27%	313.92%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$25.10	$(0.01)	$(8.04)	$(8.05)	$(0.03)	$(4.49)	$(4.52)	$—	$12.53	(39.80)%	$4,135	1.56%	(0.19)%	1.58%	137.42%
Year Ended October 31, 2007	$20.19	(0.06)	7.78	7.72	—	(2.82)	(2.82)	0.01	$25.10	43.11%	$2,704	1.73%	(0.52)%	1.73%	188.25%
Year Ended October 31, 2006	$17.91	(0.04)	3.86	3.82	—	(1.56)	(1.56)	0.02	$20.19	22.59%	$249	1.75%	(0.43)%	1.77%	228.18%
Year Ended October 31, 2005	$11.22	—	7.08	7.08	—	(0.40)	(0.40)	0.01	$17.91	65.15%	$23	1.73%	(0.14)%	1.94%	313.92%

Institutional Service Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	—	$12.81	(39.52)%	$2,119	1.06%	0.27%	1.08%	137.42%
Year Ended October 31, 2007	$20.39	—	7.95	7.95	—	(2.82)	(2.82)	0.01	$25.53	43.92%	$1,339	1.19%	0.04%	1.19%	188.25%
Year Ended October 31, 2006	$17.99	0.03	3.91	3.94	—	(1.56)	(1.56)	0.02	$20.39	23.20%	$537	1.12%	0.13%	1.13%	228.18%
Year Ended October 31, 2005	$11.23	0.01	7.15	7.16	(0.01)	(0.40)	(0.41)	0.01	$17.99	65.89%	$170	1.22%	0.03%	0.80%	313.92%

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	—	$12.83	(39.54)%	$15,710	1.04%	0.33%	1.06%	137.42%
Year Ended October 31, 2007	$20.41	0.02	7.95	7.97	—	(2.82)	(2.82)	0.01	$25.57	43.99%	$20,768	1.16%	0.11%	1.16%	188.25%
Year Ended October 31, 2006	$18.01	0.03	3.91	3.94	—	(1.56)	(1.56)	0.02	$20.41	23.17%	$15,731	1.11%	0.16%	1.13%	228.18%
Year Ended October 31, 2005	$11.24	0.03	7.15	7.18	(0.02)	(0.40)	(0.42)	0.01	$18.01	66.02%	$8,078	1.23%	0.25%	1.95%	313.92%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

ABERDEEN SMALL CAP FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions									Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Capital Contributions from Advisor/ Custodian	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$22.50	$0.06	$(8.54)	$(8.48)	$(0.05)	$(4.34)	$—	$(4.39)	$—	$—	$9.63	(45.56)%		$231,150	1.40%	0.34%	1.52%	158.57%
Year Ended October 31, 2007	$21.30	0.03	2.16	2.19	(0.13)	(0.89)	—	(1.02)	0.02	0.01	$22.50	10.60	%(f)	$760,257	1.34%	0.16%	1.34%	214.83%
Year Ended October 31, 2006	$18.28	—	5.18	5.18	(0.01)	(2.16)	—	(2.17)	—	0.01	$21.30	30.98%		$376,718	1.39%	—	1.39%	219.51%
Year Ended October 31, 2005	$15.59	(0.03)	4.65	4.62	—	(1.93)	—	(1.93)	—	—	$18.28	31.51%		$40,539	1.67%	(0.27)%	1.69%	292.46%

Class B Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$21.12	(0.05)	(7.89)	(7.94)	—	(4.34)	—	(4.34)	—	—	$8.84	(45.96)%		$8,192	2.10%	(0.37)%	2.23%	158.57%
Year Ended October 31, 2007	$20.10	(0.12)	2.03	1.91	(0.03)	(0.89)	—	(0.92)	0.02	0.01	$21.12	9.81	%(f)	$20,421	2.05%	(0.56)%	2.05%	214.83%
Year Ended October 31, 2006	$17.45	(0.07)	4.87	4.80	—	(2.16)	—	(2.16)	—	0.01	$20.10	30.16%		$11,701	2.08%	(0.63)%	2.08%	219.51%
Year Ended October 31, 2005	$15.04	(0.12)	4.46	4.34	—	(1.93)	—	(1.93)	—	—	$17.45	30.72%		$2,302	2.29%	(0.88)%	2.32%	292.46%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)            Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

Amounts listed as “—” are $0 or round to $0.

		Investment Activities			Distributions									Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Capital Contributions from Advisor/ Custodian	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class C Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$21.16	$(0.06)	$(7.90)	$(7.96)	$—	$(4.34)	$—	$(4.34)	$—	$—	$8.86	(45.97)%		$66,081	2.10%	(0.36)%	2.21%	158.57%
Year Ended October 31, 2007	$20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	—	(0.92)	0.02	0.01	$21.16	9.79	%(g)	$242,038	2.05%	(0.56)%	2.05%	214.83%
Year Ended October 31, 2006	$17.48	(0.06)	4.87	4.81	—	(2.16)	—	(2.16)	—	0.01	$20.14	30.17%		$115,138	2.06%	(0.72)%	2.07%	219.51%
Year Ended October 31, 2005	$15.07	(0.17)	4.51	4.34	—	(1.93)	—	(1.93)	—	—	$17.48	30.67%		$5,468	2.33%	(1.00)%	2.33%	292.46%

Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$21.51	0.02	(8.08)	$(8.06)	(0.04)	(4.34)	—	(4.38)	—	—	$9.07	(45.71)%		$4,825	1.59%	0.11%	1.74%	158.57%
Year Ended October 31, 2007	$20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	—	(0.99)	0.02	0.01	$21.51	10.28	%(g)	$9,193	1.62%	(0.15)%	1.62%	214.83%
Year Ended October 31, 2006	$17.63	—	4.97	4.97	(0.02)	(2.16)	—	(2.18)	—	0.01	$20.43	30.87%		$1,431	1.68%	(0.30)%	1.68%	219.51%
Year Ended October 31, 2005	$15.10	(0.03)	4.49	4.46	—	(1.93)	—	(1.93)	—	—	$17.63	31.47%		$152	1.74%	(0.25)%	1.74%	292.46%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)            For the period December 30, 2003 (commencement of operations) to October 31, 2004.

(g)         Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

Amounts listed as “—” are $0 or round to $0.

		Investment Activities			Distributions									Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Capital Contributions from Advisor/ Custodian	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Institutional Service Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$22.97	$0.11	$(8.77)	$(8.66)	$(0.08)	$(4.34)	$—	$(4.42)	$—	$—	$9.89	(45.44)%		$14,009	1.11%	0.65%	1.24%	158.57%
Year Ended October 31, 2007	$21.72	0.08	2.19	2.27	(0.16)	(0.89)	—	(1.05)	0.02	0.01	$22.97	10.77	%(h)	$39,345	1.14%	0.38%	1.14%	214.83%
Year Ended October 31, 2006	$18.52	0.02	5.35	5.37	(0.02)	(2.16)	—	(2.18)	—	0.01	$21.72	31.64%		$11,945	1.25%	(0.04)%	1.26%	219.51%
Year Ended October 31, 2005	$15.72	0.11	4.62	4.73	—	(1.93)	—	(1.93)	—	—	$18.52	31.91%		$—	1.49%	0.76%	1.58%	292.46%

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	—	(4.42)	—	—	$9.90	(45.43)%		$26,454	1.09%	0.71%	1.24%	158.57%
Year Ended October 31, 2007	$21.73	0.13	2.17	2.30	(0.18)	(0.89)	—	(1.07)	0.02	0.01	$22.99	10.88	%(h)	$70,111	1.04%	0.36%	1.05%	214.83%
Year Ended October 31, 2006	$18.55	0.06	5.30	5.36	(0.03)	(2.16)	—	(2.19)	—	0.01	$21.73	31.52%		$41,396	1.06%	0.41%	1.07%	219.51%
Year Ended October 31, 2005	$15.75	0.01	4.72	4.73	—	(1.93)	—	(1.93)	—	—	$18.55	31.93%		$1,120	1.32%	0.12%	1.32%	292.46%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

ABERDEEN U.S. EQUITY FUND

Selected Data for Each Share of Capital Outstanding

[INSERT TABLE]

ABERDEEN CHINA OPPORTUNITIES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a) (b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$37.00	0.10	(19.99)	(19.89)	(0.12)	(5.95)	(1.12)	(7.19)	—	$9.92	(64.82)%	$13,461	1.82%	0.47%	2.06%	122.49%
Year Ended October 31, 2007(f)	$15.86	0.01	22.07	22.08	(0.05)	(0.92)	—	(0.97)	0.03	$37.00	145.79%	$61,791	1.88%	0.06%	1.88%	127.10%
Year Ended October 31, 2006	$11.25	0.05	5.54	5.59	(0.05)	(0.94)	—	(0.99)	0.01	$15.86	53.19%	$14,470	1.99%	0.44%	2.10%	124.36%
Year Ended October 31, 2005	$11.24	0.09	0.33	0.42	(0.07)	(0.34)	—	(0.41)	—	$11.25	3.58%	$2,847	2.01%	0.95%	2.68%	130.48%

Class B Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$36.43	(0.05)	(19.60)	(19.65)	(0.01)	(5.95)	(1.12)	(7.08)	—	$9.70	(65.07)%	$2,221	2.56%	(0.21)%	2.82%	122.49%
Year Ended October 31, 2007(f)	$15.70	(0.17)	21.79	21.62	—	(0.92)	—	(0.92)	0.03	$36.43	144.04%	$8,720	2.62%	(0.74)%	2.62%	127.10%
Year Ended October 31, 2006	$11.19	(0.04)	5.49	5.45	(0.01)	(0.94)	—	(0.95)	0.01	$15.70	52.07%	$1,210	2.73%	(0.47)%	2.85%	124.36%
Year Ended October 31, 2005	$11.23	0.03	0.31	0.34	(0.04)	(0.34)	—	(0.38)	—	$11.19	2.82%		$315	2.74%	0.33%	3.41%

Class C Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$36.42	(0.11)	(19.53)	(19.64)	(0.02)	(5.95)	(1.12)	(7.09)	—	$9.69	(65.08)%	$7,261	2.56%	(0.32)%	2.79%	122.49%
Year Ended October 31, 2007(f)	$15.70	(0.16)	21.77	21.61	—	(0.92)	—	(0.92)	0.03	$36.42	143.94%	$36,340	2.62%	(0.68)%	2.62%	127.10%
Year Ended October 31, 2006	$11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	—	(0.95)	0.01	$15.70	52.11%	$5,247	2.73%	(0.25)%	2.85%	124.36%
Year Ended October 31, 2005	$11.23	0.02	0.31	0.33	(0.03)	(0.34)	—	(0.37)	—	$11.19	2.79%	$1,258	2.73%	0.24%	3.42%	130.48%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
Amounts listed as “—” are $0 or round to $0.

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a) (b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$36.78	—	(19.78)	(19.78)	(0.09)	(5.94)	(1.12)	(7.15)	—	$9.85	(64.88)%	$61	2.06%	0.19%	2.23%	122.49%
Year Ended October 31, 2007(f)	$15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	—	(0.93)	0.03	$36.78	144.93%	$430	2.13%	(0.27)%	2.13%	127.10%
Year Ended October 31, 2006	$11.23	0.08	5.44	5.52	(0.03)	(0.94)	—	(0.97)	0.01	$15.79	52.68%	$7	2.28%	0.68	$2.36%	124.36%
Year Ended October 31, 2005	$11.24	0.06	0.33	0.39	(0.06)	(0.34)	—	(0.40)	—	$11.23	3.29%	$1	2.22%	0.49%	2.87%	130.48%

Institutional Service Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$37.11	0.08	(19.98)	(19.90)	(0.21)	(5.94)	(1.12)	(7.27)	—	$9.94	(64.72)%	$4,058	1.56%	0.55%	1.78%	122.49%
Year Ended October 31, 2007(f)	$15.88	0.06	22.14	22.20	(0.08)	(0.92)	—	(1.00)	0.03	$37.11	146.46%	$21,424	1.62%	0.20%	1.62%	127.10%
Year Ended October 31, 2006	$11.25	0.11	5.51	5.62	(0.06)	(0.94)	—	(1.00)	0.01	$15.88	53.57%	$120	1.72%	1.34%	1.81%	124.36%
Year Ended October 31, 2005	$11.25	0.09	0.34	0.43	(0.09)	(0.34)	—	(0.43)	—	$11.25	3.63%	$1	1.82%	0.84%	2.48%	130.48%

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$37.18	0.20	(20.14)	(19.94)	(0.21)	(5.94)	(1.12)	(7.27)	—	$9.97	(64.71)%	$6,086	1.56%	0.86%	1.86%	122.49%
Year Ended October 31, 2007(f)	$15.91	0.07	22.17	22.24	(0.08)	(0.92)	—	(1.00)	0.03	$37.18	146.44%	$17,182	1.63%	0.29%	1.63%	127.10%
Year Ended October 31, 2006	$11.27	0.05	5.58	5.63	(0.06)	(0.94)	—	(1.00)	0.01	$15.91	53.57%	$8,994	1.74%	0.31%	1.88%	124.36%
Year Ended October 31, 2005	$11.25	0.12	0.34	0.46	(0.10)	(0.34)	—	(0.44)	—	$11.27	3.86%	$5,854	1.72%	0.98%	2.41%	130.48%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
Amounts listed as “—” are $0 or round to $0.

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a) (b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$27.95	0.13	(14.75)	(14.62)	(0.08)	(3.17)	(0.67)	(3.92)	—	$9.41	(59.99)%	$28.684	1.70%	0.61%	1.77%	104.15%
Year Ended October 31, 2007	$17.82	0.06	12.90	12.96	(0.05)	(2.79)	—	(2.84)	0.01	$27.95	82.20%	$102,204	1.76%	0.31%	1.77%	70.09%
Year Ended October 31, 2006	$14.92	0.10	4.49	4.59	(0.10)	(1.59)	—	(1.69)	—	$17.82	32.89%	$34,047	1.65%	0.60%	1.66%	141.70%
Year Ended October 31, 2005	$12.27	0.08	3.47	3.55	(0.05)	(0.85)	—	(0.90)	—	$14.92	30.02%	$22,009	1.84%	0.55%	1.84%	135.40%

Class B Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$26.74	—	(13.99)	(13.99)	—	(3.17)	(0.66)	(3.83)	—	$8.90	(60.26)%	$1,806	2.38%	(0.02)%	2.46%	104.15%
Year Ended October 31, 2007	$17.21	(0.07)	12.36	12.29	—	(2.79)	—	(2.79)	0.01	$26.72	80.98%	$5,369	2.41%	(0.19)%	2.42%	70.09%
Year Ended October 31, 2006	$14.48	(0.01)	4.35	4.34	(0.02)	(1.59)	—	(1.61)	—	$17.21	31.97%	$6,013	2.31%	(0.08)%	2.32%	141.70%
Year Ended October 31, 2005	$11.98	(0.01)	3.37	3.36	(0.01)	(0.85)	—	(0.86)	—	$14.48	29.30%	$4,062	2.52%	(0.11)%	2.52%	135.40%

Class C Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$27.22	—	(14.29)	(14.29)	—	(3.17)	(0.66)	(3.83)	—	$9.10	(60.26)%	$7,905	2.38%	(0.01)%	2.46%	104.15%
Year Ended October 31, 2007	$17.49	(0.04)	12.55	12.51	—	(2.79)	—	(2.79)	0.01	$27.22	81.104%	$21,994	2.42%	(0.35)%	2.43%	70.09%
Year Ended October 31, 2006	$14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	—	(1.61)	—	$17.49	31.92%	$7,716	2.31%	(0.07)%	2.32%	141.70%
Year Ended October 31, 2005	$12.14	(0.01)	3.42	3.41	(0.01)	(0.85)	—	(0.86)	—	$14.69	29.20%	$4,302	2.51%	(0.11)%	2.51%	135.40%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
Amounts listed as “—” are $0 or round to $0.

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$27.03	0.11	(14.19)	(14.08)	(0.08)	(3.17)	(0.67)	(3.92)	—	$9.03	(60.03)%	$2.031	1.84%	0.79%	2.06%	104.15%
Year Ended October 31, 2007	$17.32	0.03	12.48	12.51	(0.02)	(2.79)	—	(2.81)	0.01	$27,03	81.85%	$1,819	1.98%	0.16%	1.98%	70.09%
Year Ended October 31, 2006	$14.57	0.05	4.40	4.45	(0.11)	(1.59)	—	(1.70)	—	$17.32	32.65%	$456	1.84%	(0.01)%	1.94%	141.70%
Year Ended October 31, 2005	$12.01	0.04	3.41	3.45	(0.04)	(0.85)	—	(0.89)	—	$14.57	30.11%	$9	1.82%	0.16%	1.82%	135.40%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—“ are $0 or round to $0.

ABERDEEN GLOBAL FINANCIAL SERVICES FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$16.61	0.18	(7.18)	(7.00)	(0.17)	(1.28)	(0.01)	(1.46)	—	$8.15	(45.62)%	$28.317	1.56%	1.83%	1.68%	121.39%
Year Ended October 31, 2007	$15.68	0.22	1.55	1.77	(0.18)	(0.67)	—	(0.85)	0.01	$16.61	11.73%	$25,266	1.50%	1.34%	1.50%	167.95%
Year Ended October 31, 2006	$13.41	0.16	2.92	3.08	(0.20)	(0.62)	—	(0.82)	0.01	$15.68	23.87%	$21,752	1.52%	1.01%	1.53%	195.16%
Year Ended October 31, 2005	$12.49	0.11	1.72	1.83	(0.11)	(0.80)	—	(0.91)	—	$13.41	14.91%	$4,546	1.66%	1.00%	2.00%	213.88%

Class B Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$16.27	0.12	(7.04)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	—	$7.95	(45.99)%	$994	2.27%	1.05%	2.37%	121.39%
Year Ended October 31, 2007	$15.37	0.17	1.44	1.61	(0.05)	(0.67)	—	(0.72)	0.01	$16.27	10.88 $	$1,764	2.18%	0.69%	2.18%	167.95%
Year Ended October 31, 2006	$13.17	0.05	2.87	2.92	(0.11)	(0.62)	—	(0.73)	0.01	$15.37	22.98%	$2,993	2.25%	0.33%	2.25%	195.16%
Year Ended October 31, 2005	$12.30	0.04	1.68	1.72	(0.05)	(0.80)	—	(0.85)	—	$13.17	14.02%	$1,243	2.40%	0.28%	2.80%	213.88%

Class C Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$16.26	0.09	(7.01)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	—	$7.94	(45.99)%	$4,918	2.26%	1.10%	2.38%	121.39%
Year Ended October 31, 2007	$15.36	0.14	1.48	1.62	(0.06)	(0.67)	—	(0.73)	0.01	$16.26	10.96%	$4,414	2.18%	0.68%	2.19%	167.95%
Year Ended October 31, 2006	$13.16	0.06	2.86	2.92	(0.11)	(0.62)	—	(0.73)	0.01	$15.36	23.03%	$5,514	2.24%	0.37%	2.24%	195.16%
Year Ended October 31, 2005	$12.30	0.03	1.68	1.71	(0.05)	(0.80)	—	(0.85)	—	$13.16	13.94%	$1,590	2.40%	0.30%	2.77%	213.88%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—“ are $0 or round to $0.

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$16.33	0.13	(7.01)	(6.88)	(0.16)	(1.28)	(0.01)	(1.45)	—	$8.00	(45.66)%	$97	1.76%	1.39%	1.89%	121.39%
Year Ended October 31, 2007	$15.40	0.19	1.50	1.69	(0.10)	(0.67)	—	(0.77)	0.01	$16.33	11.39%	$101	1.82%	.40%	1.83%	167.94%
Year Ended October 31, 2006	13.19	0.14	2.86	3.00	(0.18)	(0.62)	—	(0.80)	0.01	$15.40	23.59%	$79	1.78%	1.00%	1.78%	195.16%
Year Ended October 31, 2005	$12.31	0.12	1.67	1.79	(0.11)	(0.80)	—	(0.91)	—	$13.19	14.82%	$1	1.71%	0.96%	2.27%	213.88%

Institutional Service Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$16.71	0.24	(7.25)	(7.01)	(0.20)	12.28)	(0.01)	(1.49)	—	$8.21	(45.45)%	$966	1.28%	2.01%	1.37%	121.39%
Year Ended October 31, 2007	$15.77	0.24	1.57	1.82	(0.22)	(0.67)	—	(0.89)	0.01	$16.71	12.03%	$1,727	1.19%	1.58%	1.20%	167.95%
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	—	(0.85)	0.01	$15.77	24.19%	$1,496	1.27%	1.32%	1.27%	195.16%
Year Ended October 31, 2005	$12.55	0.16	1.72	1.88	(0.15)	(0.80)	—	(0.95)	—	$13.48	15.20%	$1,205	1.40%	1.27%	1.79%	213.88%

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	—	$8.21	(45.45)%	$16,305	1.27%	2.04%	1.37%	121.39%
Year Ended October 31, 2007	$15,77	0.25	1.57	1.82	(0.22)	(0.67)	—	(0.89)	0.01	$16.71	12.03%	$26,653	1.20%	1.56%	1.21%	167.95%
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	—	(0.85)	0.01	$15.77	24.19%	$19,768	1.24%	1.31%	1.25%	195.16%
Year Ended October 31, 2005	$12.55	0.12	1.76	1.88	(0.15)	(0.80)	—	(0.95)	—	$13.48	15.20%	$6,219	1.40%	1.22%	1.62%	213.88%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—“ are $0 or round to $0.

ABERDEEN INTERNATIONAL EQUITY FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	—	$9.36	(48.64)%	$179,247	1.48%	0.86%	1.55%	138.64%
Year Ended October 31, 2007	$13.35	0.03	6.02	6.05	(0.03)	(0.50)	—	(0.53)	—	$18.87	46.74%	$163,800	1.57%	0.21%	1.57%	135.54%
Year Ended October 31, 2006	$9.69	0.02	3.68	3.70	(0.04)	—	—	(0.04)	—	$13.35	38.22%	$26,565	1.69%	(0.04)%	1.70%	175.91%
Year Ended October 31, 2005	$7.79	0.08	1.90	1.98	(0.08)	—	—	(0.08)	—	$9.69	25.49%	$7,980	1.65%	0.74%	1.90%	247.22%

Class B Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$18.01	0.02	(8.61)	(8.59)	(0.03)	(0.49)	(0.02)	(0.54)	—	$8.88	(49.04)%	$6,671	2.17%	0.13%	2.26%	138.64%
Year Ended October 31, 2007	$12.83	(0.08)	5.76	5.68	—	(0.50)	—	(0.50)	—	$18.01	45.69%	$8,792	2.23%	(0.47)%	2.23%	135.54%
Year Ended October 31, 2006	$9.35	(0.08)	3.57	3.49	(0.01)	—	—	(0.01)	—	$12.83	37.37%	$6,031	2.41%	(0.80)%	2.42%	175.91%
Year Ended October 31, 2005	$7.56	0.01	1.83	1.84	(0.05)	—	—	(0.05)	—	$9.35	24.49%	$3,444	2.40%	0.12%	2.81%	247.22%

Class C Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	—	$8.93	(49.02)%	$44,374	2.19%	0.11%	2.25%	138.64%
Year Ended October 31, 2007	$12.90	(0.05)	5.75	5.70	—	(0.50)	—	(0.50)	—	$18.10	45.59%	$61,851	2.26%	(0.46)%	2.26%	135.54%
Year Ended October 31, 2006	$9.40	(0.02)	3.54	3.52	(0.02)	—	—	(0.02)	—	$12.90	37.49%	$9,566	2.40%	(0.62)%	2.40%	175.91%
Year Ended October 31, 2005	$7.60	0.03	1.82	1.85	(0.05)	—	—	(0.05)	—	$9.40	24.45%	$272	2.40%	0.10%	2.69%	247.22%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—“ are $0 or round to $0

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	—	$9.02	(48.79)%	$720	1.71%	0.58%	1.78%	138.64%
Year Ended October 31, 2007	$12.95	—	5.82	5.82	(0.03)	(0.50)	—	(0.53)	—	$18.24	46.37%	$725	1.80%	(0.17)%	1.80%	135.54%
Year Ended October 31, 2006	$9.41	(0.04)	3.61	3.57	(0.03)	—	—	(0.03)	—	$12.95	38.01%	$2	1.94%	(0.38)%	1.96%	175.91%
Year Ended October 31, 2005	$7.58	0.07	1.86	1.93	(0.10)	—	—	(0.10)	—	$9.41	25.37%	$1	1.68%	0.81%	2.31%	247.22%

Institutional Service Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	—	$9.54	(48.54)%	$11,548	1.18%	1.09%	1.34%	138.64%
Year Ended October 31, 2007	$13.55	0.07	6.12	6.19	(0.05)	(0.50)	—	(0.55)	—	$19.19	47.13%	$7,256	1.24%	0.47%	1.24%	135.54%
Year Ended October 31, 2006	$9.81	0.02	3.77	3.79	(0.05)	—	—	(0.05)	—	$13.55	38.76%	$4,589	1.41%	0.17%	1.42%	175.91%
Year Ended October 31, 2005	$7.89	0.11	1.91	2.02	(0.10)	—	—	(0.10)	—	$9.81	25.72%	$3,306	1.40%	1.12%	1.82%	247.22%

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	—	$9.53	(48.48)%	$7,809	1.17%	1.09%	1.28%	138.64%
Year Ended October 31, 2007	$13.55	0.08	6.11	6.19	(0.05)	(0.50)	—	(0.55)	—	$19.19	47.13%	$9,125	1.24%	0.54%	1.24%	135.54%
Year Ended October 31, 2006	$9.81	0.03	3.76	3.79	(0.05)	—	—	0.05	—	$13.55	38.76%	$3,742	1.41%	0.22%	1.42%	175.91%
Year Ended October 31, 2005	$7.89	0.11	1.91	2.02	(0.10)	—	—	(0.10)	—	$9.81	25.72%	$1,372	1.40%	1.11%	1.61%	247.22%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—“ are $0 or round to $0.

ABERDEEN GLOBAL EQUITY FUND

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	—	$8.54	(44.28)%	$28,598	1.52%	0.36%	1.71%	241.73%
Year Ended October 31, 2007	$11.62	—	3.77	3.77	(0.03)	—	(0.03)	0.01	$15.37	32.61%	$61,525	1.58%	0.02%	1.58%	257.25%
Year Ended October 31, 2006	$9.25	0.04	2.38	2.42	(0.05)	—	(0.05)	—	$11.62	26.22%	$41,219	1.62%	0.42%	1.68%	298.51%
Year Ended October 31, 2005	$7.52	(0.02)	1.78	1.76	(0.03)	—	(0.03)	—	$9.25	23.44%	$32,404	1.69%	(0.26)%	1.94%	352.57%

Class B Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$14.72	(0.05)	(6.52)	(6.57)	—	—	—	—	$8.15	(44.63)%	$1,009	2.26%	(0.39)%	2.45%	241.73%
Year Ended October 31, 2007	$11.18	(0.07)	3.60	3.53	—	—	—	0.01	$14.72	31.66%	$2,209	2.32%	(0.79)%	2.32%	257.25%
Year Ended October 31, 2006	$8.94	(0.02)	2.27	2.25	(0.01)	—	(0.01)	—	$11.18	25.22%	$806	2.33%	(0.24)%	2.40%	298.51%
Year Ended October 31, 2005	$7.30	(0.05)	1.71	1.66	(0.02)	—	(0.02)	—	$8.94	22.70%	$343	2.41%	(0.94)%	2.64%	352.57%

Class C Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$14.78	(0.09)	(6.52)	(6.61)	—	—	—	—	$8.17	(44.72)%	$5,218	2.25%	(0.40)%	2.38%	241.73%
Year Ended October 31, 2007	$11.22	(0.07)	3.62	3.55	—	—	—	0.01	$14.78	31.73%	$21,935	2.32%	(0.80)%	2.32%	257.25%
Year Ended October 31, 2006	$8.97	(0.01)	2.28	2.27	(0.02)	—	(0.02)	—	$11.22	25.19%	$3,795	2.32%	(0.26)%	2.40%	298.51%
Year Ended October 31, 2005	$7.33	(0.05)	1.71	1.66	(0.02)	—	(0.02)	—	$8.97	22.81%	$676	2.41%	(0.90)%	2.65%	352.57%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—“ are $0 or round to $0

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	—	$8.27	(44.42)%	$762	1.77%	0.15%	2.00%	241.73%
Year Ended October 31, 2007	$11.30	—	3.62	3.62	(0.02)	—	(0.02)	0.01	$14.91	32.16%	$1,048	1.84%	(0.70)%	1.85%	257.25%
Year Ended October 31, 2006	$9.02	0.01	2.31	2.32	(0.04)	—	(0.04)	—	$11.30	25.78%	$2	1.92%	0.11%	1.98%	298.51%
Year Ended October 31, 2005	$7.33	(0.03)	1.75	1.72	(0.03)	—	(0.03)	—	$9.02	23.33%	$1	1.75%	(0.33)%	1.75%	352.57%

Institutional Service Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	—	$8.63	(44.20)%	$15	1.35%	0.55%	1.54%	241.73%
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	—	(0.04)	0.01	$15.55	32.84%	$39	1.42%	0.17%	1.42%	257.25%
Year Ended October 31, 2006(f)	$9.35	0.02	2.42	2.44	(0.05)	—	(0.05)	—	$11.74	26.17%	$20	1.65%	0.15%	1.70%	298.51%
Year Ended October 31, 2005	$7.60	(0.01)	1.79	1.78	(0.03)	—	(0.03)	—	$9.35	23.48%	$3,883	1.64%	(0.15)%	1.89%	352.57%

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$15.61	0.07	(6.94)	(6.87)	(0.06)	(0.01)	(0.07)	—	$8.67	(44.16)%	$1	1.26%	0.62%	1.42%	241.73%
Year Ended October 31, 2007	$11.78	0.03	3.84	3.87	(0.05)	—	(0.05)	0.01	$15.61	33.01%	$2	1.32%	0.26%	1.32%	257.25%
Year Ended October 31, 2006	$9.37	0.07	2.40	2.47	(0.06)	—	(0.06)	—	$11.78	26.49%	$2	1.32%	0.72%	1.42%	298.51%
Year Ended October 31, 2005	$7.60	0.01	1.80	1.81	(0.04)	—	(0.04)	—	$9.37	23.81%	$1	1.40%	0.04%	1.73%	352.57%

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)            Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “—“ are $0 or round to $0.

ABERDEEN OPTIMAL ALLOCATIONS FUND: DEFENSIVE

Selected Data for Each Share of Capital Outstanding

	Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income (Loss)	Net Realized Gain (Loss)	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$10.51	0.35	(1.68)	(1.33)	(0.40)	(0.12)	(0.52)	$8.66	(13.32)%	$4,001	0.55%	3.07%	1.78%	44.82
Period Ended October 1, 2007(f)	$10.00	0.25	0.50	0.75	(0.24)	—	(0.24)	$10.51	7.67%	$893	0.51%	3.04%	3.38%	15.52

Class B Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$10.47	0.28	(1.68)	(1.40)	(0.33)	(0.12)	(0.45)	$8.62	(13.95)%	$641	1.28%	2.30%	2.45%	44.82
Period Ended October 1, 2007(f)	$10.00	0.20	0.48	0.68	(0.21)	—	(0.21)	$10.47	6.96%	$189	1.25%	2.35%	4.64%	15.52

Class C Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$10.48	0.28	(1.68)	(1.40)	(0.35)	(0.12)	(0.47)	$8.61	(13.98)%	$5,121	1.28%	2.25%	2.59%	44.82
Period Ended October 1, 2007(f)	$10.00	0.20	0.49	0.69	(0.21)	—	(0.21)	$10.48	7.03%	$498	1.25%	2.36%	4.39%	15.52

Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$10.50	0.32	(1.66)	(1.34)	(0.38)	(0.12)	(0.50)	$8.66	(13.41)%	$1	0.75%	3.16%	1.51%	44.82
Period Ended October 31, 2007(f)	$10.00	0.25	0.48	0.73	(0.23)	—	(0.23)	$10.50	7.46%	$1	0.75%	2.83%	3.26%	15.52

Institutional Service Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$10.53	0.38	(1.68)	(1.30)	(0.43)	(0.12)	(0.55)	8.68	(13.08)%	$1	0.25%	3.66%	1.07	44.82
Period Ended October 31, 2007(f)	$10.00	0.30	0.49	0.79	(0.26)	—	(0.26)	10.53	8.01%	$1	0.25%	3.34%	2.79	15.52

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$10.52	0.35	(1.67)	(1.32)	(0.42)	(0.12)	(0.54)	8.66	(13.20)%	$938	0.40%	3.46%	1.18	44.82
Period Ended October 31, 2007(f)	$10.00	0.29	0.49	0.78	(0.26)	—	(0.26)	$10.52	7.90%	$1,079	0.25%	3.22%	2.85%	15.52%

(a)            Excludes sales charge.

(b)           Not annualized for periods less than one year.

(c)            Annualized for periods less than one year.

(d)           During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)            Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)           For the period December 15, 2006 (commencement of operations) to October 31, 2007.

Amounts designated as “—” are $0 or round to $0.

ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distribution						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain(Loss) on Investments	Total from Investment Activities	Net Investment Income (Loss)	Net Realized Gains (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	$8.79	(24.18)%	$14,082	0.48%	2.33%	0.81%	53.11%
Year Ended October 31, 2007(f)	$11.85	0.25	1.49	1.74	(0.38)	(0.18)	—	(0.56)	$13.03	15.11%	$11,248	0.49%	2.02%	0.75%	70.87%
Year Ended October 31, 2006	$11.04	0.31	1.12	1.43	(0.51)	(0.11)	—	(0.62)	$11.85	1338%	$9,797	0.52%	1.87%	0.79%	34.82%
Year Ended October 31, 2005	$10.32	0.28	0.77	1.05	(0.32)	(0.01)	—	(0.33)	$11.04	10.41%	$4,595	0.52%	1.73%	1.88%	61.59%

Class B Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$12.84	0.20	(3.08)	(2.88)	(0.56)	(0.74)	(0.01)	(1.31)	$8.65	(24.72)%	$2,375	1.22%	1.65%	1.53%	53.11%
Year Ended October 31, 2007(f)	$11.71	0.16	1.46	1.62	(0.31)	(0.18)	—	(0.49)	$12.84	1424%	$3,435	1.23%	1.29%	1.49%	70.87%
Year Ended October 31, 2006	$10.93	0.22	1.11	1.33	(0.44)	(0.11)	—	(0.55)	$11.71	12.59%	$2,630	1.25%	1.20%	1.54%	34.82%
Year Ended October 31, 2005	$10.25	0.20	0.74	0.94	(0.25)	(0.01)	—	(0.26)	$10.93	9.13%	$1,269	1.25%	0.65%	2.70%	61.59%

Class C Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	$8.65	(24.76)%	$29,025	1.22%	1.58%	1.55%	53.11%
Year Ended October 31, 2007(f)	$11.72	0.16	1.46	1.62	(0.31)	(0.18)	—	(0.49)	$12.85	14.24%	$29,557	1.23%	1.30%	1.49%	70.87%
Year Ended October 31, 2006	$10.93	0.32	1.02	1.34	(0.44)	(0.11)	—	(0.55)	$11.72	12.59%	$19,027	1.25%	1.25%	1.54%	34.82%
Year Ended October 31, 2005	$10.25	0.23	0.74	0.97	(0.28)	(0.01)	—	(0.29)	$10.93	9.50%	$7,648	1.25%	0.72%	2.51%	61.59%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “—” are $0 or round to $0.

		Investment Activities			Distribution						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income (Loss)	Net Realized Gains (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	$8.75	(24.37)%	$62	0.70%	2.57%	1.01%	53.
Year Ended October 31, 2007(f)	$11.80	0.21	1.46	1.67	(0.32)	(0.18)	—	(0.50)	$12.97	14.58%	$122	0.78%	1.75%	1.05%	70.
Year Ended October 31, 2006	$11.02	0.20	1.20	1.40	(0.51)	(0.11)	—	(0.62)	$11.80	13.15%	$1	0.72%	1.63%	0.75%	34.
Year Ended October 31, 2005	$10.27	0.28	0.73	1.01	(0.25)	(0.01)	—	(0.26)	$11.02	9.94%	$1	0.81%	2.35%	3.85%	61.

Institutional Service Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	$8.77	(24.08)%	$1	0.26%	2.56%	0.56%	53.
Year Ended October 31, 2007(f)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	—	(0.58)	$13.02	15.35%	$1	0.25%	2.22%	0.60%	70.
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)	(0.11)	—	(0.65)	$11.84	13.64%	$1	0.33%	1.99%	0.85%	34.
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	—	(0.32)	$11.04	10.39%	$1	0.34%	2.83%	3.93%	61.

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	$8.79	(23.97)%	$18	0.22%	1.65%	0.79%	53.
Year Ended October 31, 2007(f)	$11.86	0.26	1.49	1.75	(0.40)	(0.18)	—	(0.58)	$13.03	15.24%	$1	0.25%	2.15%	0.63%	70.
Year Ended October 31, 2006	$11.04	0.18	1.29	1.47	(0.54)	(0.11)	—	(0.65)	$11.86	13.74%	$1	0.25%	1.58%	0.58%	34.
Year Ended October 31, 2005	$10.30	0.35	0.72	1.07	(0.32)	(0.01)	—	(0.33)	$11.04	10.54%	$1,138	0.25%	2.90%	2.94%	61.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
Amounts designated as “—” are $0 or round to $0.

ABERDEEN OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income (Loss)	Net Realized Gains (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2008	$13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	$8.15	(31.82)%	$10,154	0.48%	1.46%	0.89%	44.74%
Year Ended October 31, 2007(f)	$12.21	0.16	2.07	2.23	(0.37)	(0.23)	—	(0.60)	$13.84	18.88%	$15,799	0.49%	1.27%	0.76%	63.01%
Year Ended October 31, 2006	$11.21	0.39	1.32	1.71	(0.56)	(0.15)	—	(0.71)	$12.21	15.79%	$11,525	0.52%	1.05%	0.85%	32.64%
Year Ended October 31, 2005	$10.22	0.23	1.04	1.27	(0.28)	—	—	(0.28)	$11.21	12.77%	$3,419	0.52%	1.13%	2.32%	47.04%

Class B Shares
Year Ended October 31, 2008	$13.69	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	$8.05	(32.30)%	$3,238	1.22%	0.70%	1.64%	44.74%
Year Ended October 31, 2007(f)	$12.11	0.07	2.04	2.11	(0.30)	(0.23)	—	(0.53)	$13.69	17.99%	$4,437	1.23%	0.55%	1.50%	63.01%
Year Ended October 31, 2006	$11.16	0.27	1.33	1.60	(0.50)	(0.15)	—	(0.65)	$12.11	14.91%	$3,016	1.25%	0.42%	1.59%	32.64%
Year Ended October 31, 2005	$10.17	0.18	1.04	1.22	(0.23)	—	—	(0.23)	$11.16	12.07%	$1,183	1.25%	(0.09)%	3.00%	47.04%

Class C Shares
Year Ended October 31, 2008	$13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	$8.04	(32.32)%	$16,045	1.22%	0.70%	1.64%	44.74%
Year Ended October 31, 2007(f)	$12.10	0.07	2.04	2.11	(0.30)	(.023)	—	(0.53)	$13.68	18.00%	$22,259	1.23%	0.56%	1.50%	63.01%
Year Ended October 31, 2006	$11.14	0.34	1.27	1.61	(0.50)	(0.15)	—	(0.65)	$12.10	14.95%	$14,907	1.25%	0.41%	1.59%	32.64%
Year Ended October 31, 2005	$10.17	0.18	1.02	1.20	(0.23)	—	—	(0.23)	$11.14	11.98%	$3,604	1.25%	0.20%	3.20%	47.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
Amounts designated as “—” are $0 or round to $0.

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income (Loss)	Net Realized Gains (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	$8.10	(32.16)%	$48	0.76%	0.76%	1.49%	44.74%
Year Ended October 31, 2007(f)	$12.18	0.33	1.82	2.15	(0.31)	(0.23)	—	(0.54)	$13.79	18.22%	$2	0.97%	2.57%	1.32%	63.01%
Year Ended October 31, 2006	$11.21	0.13	1.54	1.67	(0.55)	(0.15)	—	(0.70)	$12.18	15.55%	$1	0.72%	0.85%	0.87%	32.64%
Year Ended October 31, 2005	$10.19	0.25	1.01	1.26	(0.24)	—	—	(0.24)	$11.21	12.50%	$1	0.80%	2.16%	4.28%	47.04%

Institutional Service Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	$8.16	(31.66)%	$1	0.25%	1.71%	0.71%	44.74%
Year Ended October 31, 2007(f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	—	(0.62)	$13.86	19.08%	$2	0.24%	1.52%	0.59%	63.01%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	—	(0.73)	$12.23	16.06%	$1	0.36%	1.19%	0.91%	32.64%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	—	—	(0.29)	$11.23	13.00%	$1	0.34%	2.69%	4.45%	47.04%

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	$8.17	(31.69)%	$1	0.21%	1.75%	0.55%	44.74%
Year Ended October 31, 2007(f)	$12.24	0.19	2.07	2.26	(0.39)	(0.23)	—	(0.62)	$13.88	19.15%	$1	0.25%	1.47%	0.67%	63.01%
Year Ended October 31, 2006	$11.23	0.12	1.62	1.74	(0.58)	(0.15)	—	(0.73)	$12.24	16.05%	$1	0.25%	1.05%	0.71%	32.64%
Year Ended October 31, 2005	$10.21	0.32	1.00	1.32	(0.30)	—	—	(0.30)	$11.23	13.16%	$1,154	0.25%	2.73%	3.33%	47.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
Amounts designated as “—” are $0 or round to $0.

ABERDEEN OPTIMAL ALLOCATIONS FUND: GROWTH

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distribution						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income (Loss)	Net Realized Gains (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2008(f)	$14.26	0.08	(4.81)	(4.73)	(0.93)	(0.80)	(0.06)	(1.79)	$7.74	(37.43)%	$3,550	0.50%	0.66%	1.21%	67.06%
Year Ended October 31, 2007(f)	$12.51	0.09	238	2.47	(0.35)	(0.37)	—	(0.72)	$14.26	20.67%	$6,159	0.50%	0.66%	1.05%	48.43%
Year Ended October 31, 2006	$11.33	0.27	1.67	1.94	(0.60)	(0.16)	—	(0.76)	$12.51	17.79%	$3,999	0.51%	0.17%	1.32%	47.77%
Year Ended October 31, 2005	$10.09	0.17	1.31	1.48	(0.24)	—	—	(0.24)	$11.33	14.87%	$998	0.53%	0.41%	3.91%	31.16%

Class B Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$13.96	—	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	$7.56	(37.86)%	$955	1.25%	(0.08)%	1.95%	67.06%
Year Ended October 31, 2007	$12.32	(0.01)	2.34	2.33	(0.32)	(0.37)	—	(0.69)	$13.96	19.74%	$1,660	1.23%	(0.06)%	1.79%	48.43%
Year Ended October 31, 2006	$11.23	0.29	1.55	1.84	(0.59)	(0.16)	—	(0.75)	$12.32	16.94%	$715	1.25%	(0.50)%	2.06%	47.77%
Year Ended October 31, 2005	$10.04	0.12	1.27	1.39	(0.20)	—	—	(0.20)	$11.23	14.07%	$189	1.25%	0.68%	5.11%	31.16%

Class C Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$13.95		(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	$7.55	(37.89)%	$6,163	1.25%	(0.09)%	1.95%	67.06%
Year Ended October 31, 2007	$12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	—	(0.69)	$13.95	19.74%	$11,332	1.24%	(0.08)%	1.78%	48.43%
Year Ended October 31, 2006	$11.22	0.3	1.46	1.83	(0.58)	(0.16		(0.74)	$12.31	16.91%	$6,652	1.25%	(0.51)%	2.05%	47.77%
Year Ended October 31, 2005	$10.04	0.13	1.26	1.39	0.21)			(0.21)	$11.22	14.07%	$1,517	1.25%	(0.71)%	4.35%	31.16%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period December 15, 2006 (commencement of operations) to October 31, 2007.
Amounts designated as “—” are $0 or round to $0.

		Investment Activities			Distribution						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income (Loss)	Net Realized Gains (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008(f)	$14.11	0.08	(4.78)	(4.70)	(0.88)	(0.80)	(0.06)	(1.74)	$7.67	(37.58)%	$1	0.70%	0.64%	1.19%	67.06%
Year Ended October 31, 2007(f)	$12.44	0.06	2.33	2.39	(0.35)	(0.37)	—	(0.72)	$14.11	20.13%	$287	0.78%	0.46%	1.34%	48.43%
Year Ended October 31, 2006	$11.31	0.03	1.86	1.89	(0.60)	(0.16)	—	(0.76)	$12.44	17.43%	$1	0.74%	(0.06)%	1.47%	47.77%
Year Ended October 31, 2005	$10.06	0.19	1.7	1.46	(0.21)	—	—	(0.21)	$11.31	14.70%	$1	0.80%	1.80%	5.55%	31.16%

Institutional Service Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008(f)	$14.28	0.11	(4.83)	(4.72)	(0.96)	(0.80)	—	(1.82)	$7.74	(3.735)%	$1	0.29%	0.89%	0.97%	67.06%
Year Ended October 31, 2007(f)	$12.52	0.11	2.39	2.50	(0.37)	(0.37)	—	(0.74)	$14.28	20.89%	$2	0.24%	0.88%	0.82%	48.43%
Year Ended October 31, 2006	$11.34	0.07	1.88	1.95	(0.61)	(0.16)	—	(0.77)	$12.52	17.91%	$1	0.35%	(0.28)%	1.51%	47.77%
Year Ended October 31, 2005	$10.07	0.24	1.28	1.52	(0.25)	—	—	(0.25)	$11.34	15.10%	$1	0.30%	2.30%	5.78%	31.16%

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008(f)	$14.31	0.11	(4.84)	(4.73)	(0.96)	(0.80)	(0.06)	(1.82)	$7.76	(37.35)%	$1	0 22%	0.94%	0.92%	67.06%
Year Ended October 31, 2007(f)	$12.55	0.11	2.39	2.50	(0.37)	(0.37)	—	(0.74)	$14.31	20.84%	$1	0 25%	0.82%	0.95%	48.43%
Year Ended October 31, 2006	$11.35	0.04	1.93	1.97	(0.61)	(0.16)	—	(0.77)	$12.55	18.11%	$1	0 25%	0.33%	1.34%	47.77%
Year Ended October 31, 2005	$10.08	0.25	1.27	1.52	(0.25)	—	—	(0.25)	$11.35	15.25%	$1,160	0 25%	2.35%	4.36%	31.16%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
Amounts designated as “—” are $0 or round to $0.

ABERDEEN OPTIMAL ALLOCATIONS FUND: SPECIALTY

Selected Data for Each Share of Capital Outstanding

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income (Loss)	Net Realized Gains (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class A Shares
Year Ended October 31, 2009
Year Ended October 31, 2005	$15.32	0.25	(5.44)	(5.19)	(0.81)	(0.79)	(0.10)	(1.70)	$8.43	(37.69)%	$382	$0.71%	0.41%	1.03%	46.75%
Year Ended October 31, 2007(f)	$13.19	0.08	2.62	2.70	(0.43)	(0.14)	—	(0.57)	$15.32	21.14%	$479	0.75%	0.57%	0.92%	24.54%
Year Ended October 31, 2006	$11.54	0.48	1.78	2.26	(0.48)	(0.13)	—	(0.61)	$13.19	20.23%	$78	0.85%	0.15%	1.07%	13.76%
Year Ended October 31, 2005	$10.32	(0.34)	1.81	1.47	(0.25)	—	—	(0.25)	$11.54	14.36%	$1	0.84%	(0.55)%	1.90%	28.77%

Class B Shares
Year Ended October 31, 2005
Year Ended October 31, 2008	$15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	$8.50	(37.39)%	$3	0.24%	0.70%	0.68%	46.75%
Year Ended October 31, 2007(f)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)	—	(0.61)	$15.43	21.90%	$2	0.24%	1.01%	0.46%	24.54%
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)	(0.13)	—	(0.62)	$13.24	20.63%	$1	0.34%	0.50%	0.70%	13.76%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	—	—	(0.30)	$11.56	14.92%	$1	0.33%	2.98%	1.94%	28.77%

Class C Shares
Year Ended October 31, 2005
Year Ended October 31, 2008	$15.45	0.74	(5.92)	(5.18)	(0.87)	(0.79)	(0.10)	(1.76)	$8.51	(37.37)%	$3	0.22%	0.32%	0.80%	46.75%
Year Ended October 31, 2007(f)	$13.27	0.13	2.66	2.79	(0.47)	(0.14)	—	(0.61)	$15.45	21.77%	$1	0.25%	0.95%	0.54%	24.54%
Year Ended October 31, 2006	$11.56	0.04	2.30	2.34	(0.50)	(0.13)	—	(0.63)	$13.27	20.84%	$1	0.25%	0.29%	0.56%	13.76%
Year Ended October 31, 2005	$10.34	0.34	1.19	1.53	(0.31)	—	—	(0.31)	$11.56	15.07%	$1,189	0.25%	3.04%	1.41%	28.77%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “—” are $0 or round to $0.

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income (Loss)	Net Realized Gains (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)(b)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Portfolio Turnover(e)
Class R Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	$8.10	(32.16)%	$48	0.76%	0.76%	1.49%	44.74%
Year Ended October 31, 2007(f)	$12.18	0.33	1.82	2.15	(0.31)	(0.23)	—	(0.54)	$13.79	18.22%	$2	0.97%	2.57%	1.32%	63.01%
Year Ended October 31, 2006	$11.21	0.13	1.54	1.67	(0.55)	(0.15)	—	(0.70)	$12.18	15.55%	$1	0.72%	0.85%	0.87%	32.64%
Year Ended October 31, 2005	$10.19	0.25	1.01	1.26	(0.24)	—	—	(0.24)	$11.21	12.50%	$1	0.80%	2.16%	4.28%	47.04%

Institutional Service Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	$8.16	(31.66)%	$1	0.25%	1.71%	0.71%	44.74%
Year Ended October 31, 2007(f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	—	(0.62)	$13.86	19.08%	$2	0.24%	1.52%	0.59%	63.01%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	—	(0.73)	$12.23	16.06%	$1	0.36%	1.19%	0.91%	32.64%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	—	—	(0.29)	$11.23	13.00%	$1	0.34%	2.69%	4.45%	47.04%

Institutional Class Shares
Year Ended October 31, 2009
Year Ended October 31, 2008	$13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	$8.17	(31.69)%	$1	0.21%	1.75%	0.55%	44.74%
Year Ended October 31, 2007(f)	$12.24	0.19	2.07	2.26	(0.39)	(0.23)	—	(0.62)	$13.88	19.15%	$1	0.25%	1.47%	0.67%	63.01%
Year Ended October 31, 2006	$11.23	0.12	1.62	1.74	(0.58)	(0.15)	—	(0.73)	$12.24	16.05%	$1	0.25%	1.05%	0.71%	32.64%
Year Ended October 31, 2005	$10.21	0.32	1.00	1.32	(0.30)	—	—	(0.30)	$11.23	13.16%	$1,154	0.25%	2.73%	3.33%	47.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “—” are $0 or round to $0.

ABERDEEN ASIA BOND INSTITUTIONAL FUND

Selected Data for Each Share of Capital Outstanding

FOR THE PERIOD ENDED	October 31, 2009	October 31, 2008	October 31, 2007(1)
Net asset value, beginning of period		$10.23	$10.00
Investment Operations
Net investment income(2)		0.43	0.22
Net gain (loss) on investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)		(2.41)	0.18
Total from investment operations		(1.98)	0.40
Less Dividends and distributions
Dividends from net investment income		(0.17)	(0.17)
Distributions from net realized gains		(0.01)	—
Distributions from return of capital		(0.13)	—
Total dividends and distributions		(0.31)	(0.17)
Net asset value, end of period		$7.94	$10.23
Total return(3)		(19.87)%	4.05%
Ratios and supplemental data
Net assets, end of period (000s omitted)		$278,400	$438,353
Ratio of expenses to average net assets		0.61%	0.65	%(4)
Ratio of net investment income to average net assets		4.22%	4.41	%(4)
Decrease reflected in above operating expense ratios due to waivers/reimbursements		—	0.01	%(4)
Portfolio turnover rate		96%	18%

(1) For the period May 1, 2007 (commencement of operations) through October 31, 2007.

(2) Per share of information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

ABERDEEN ASIA-PACIFIC (EX-JAPAN) EQUITY INSTITUTIONAL FUND

Selected Data for Each Share of Capital Outstanding

[INSERT TABLE]

ABERDEEN EMERGING MARKETS INSTITUTIONAL FUND

Selected Data for Each Share of Capital Outstanding

[INSERT TABLE]

ABERDEEN INTERNATIONAL EQUITY INSTITUTIONAL FUND

Selected Data for Each Share of Capital Outstanding

FOR THE PERIOD ENDED	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2008
Net asset value, beginning of period	$9.26		$16.95	$13.58	$11.32	$9.73
Investment Operations
Net investment income(4)	0.10		0.32	0.26	0.19	0.16
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.61)		(7.68)	3.31	2.33	1.75
Total from investment operations	(0.51)		(7.36)	3.57	2.52	1.91
Redemption Fees	—		0.00 (5)	—	—	—
Less Dividends and distributions
Dividends from net investment income	(0.27)		(0.33)	(0.20)	(0.26)	(0.32)
Distributions from net realized gains	—		—	—	—	—
Total dividends and distributions	(0.27)		(0.33)	(0.20)	(0.26)	(0.32)
Net asset value, end of period	$8.48		$9.26	$16.95	$13.58	$11.32
Total return(6)	(5.70)%		(44.21)%	26.56%	22.55%	19.95%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$12,680		$13,451	$24,337	$30,206	$28,661
Ratio of expenses to average net assets	0.95	%(7)	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	2.51	%(4)	2.24%	1.78%	1.55%	1.55%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.26	%(4)	0.63%	0.49%	0.46%	0.38%
Portfolio turnover rate	22%		78%	36%	48%	55%

(4)          Per share information is calculated using the average shares outstanding method..

(5)          This amount represents less than $0.01 per share

(6)          Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

ABERDEEN GLOBAL FIXED INCOME FUND

Selected Data for Each Share of Capital Outstanding

[INSERT TABLE]

ABERDEEN GLOBAL SMALL CAP FUND

Selected Data for Each Share of Capital Outstanding

[INSERT TABLE]

ABERDEEN TAX-FREE INCOME FUND

Selected Data for Each Share of Capital Outstanding

[INSERT TABLE]

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge — contain additional information about the Funds:

•                  Statement of Additional Information (incorporated by reference into this Prospectus)

•                  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•                  Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Funds’ website www.aberdeeninvestments.com.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at www.aberdeeninvestments.com or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds
P.O. Box 183148

Columbus, Ohio 43218-3148

By Overnight Mail:

Aberdeen Funds
3435 Stelzer Road
Columbus, Ohio 43219

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at www.aberdeeninvestments.com.

Information from the Securities and Exchange Commission (SEC)

You can obtain information about each Fund, including the SAI from the SEC

•                  on the SEC’s EDGAR database via the Internet at www.sec.gov;

•                  by electronic request to publicinfo@sec.gov;

•                  in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090); or

•                  by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

ABERDEEN FUNDS

PROSPECTUS

[February 28], 2010

Aberdeen Core Income Fund

Class A — ACBEX • Class C — ACBFX • Class R — ACBHX • Institutional Service Class — ACBKX • Institutional Class — ACBJX

Aberdeen Core Plus Income Fund

Class A — ACBAX • Class C — ACBCX • Class R — ACBRX • Institutional Service Class — ACBDX • Institutional Class — ACBMX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Table of Contents

Summary	3

Aberdeen Core Income Fund
Aberdeen Core Plus Income Fund	7
Important Additional Information	11

Fund Details

Additional Information about Investments, Investment Techniques and Risks	12

Fund Management	12

Investment Adviser & Subadviser	18
Management Fees	18
Portfolio Management	19
Historical Performance of the Adviser	21

Investing with Aberdeen Funds	25

A Note About Share Classes	25
Choosing a Share Class	25
Reduction and Waiver of Class A Sales Charges	27
Waiver of Contingent Deferred Sales Charges — Class A and Class C Shares	29
Sales Charges and Fees	31
Administrative Services Fees	32
Revenue Sharing	32
Contacting Aberdeen Funds	33
Share Price	34
Buying Shares: Fund Transactions — Class A and Class C Shares	35
Fair Value Pricing	37
In-Kind Purchases	37
Minimum Investments
Customer Identification Information	37
Accounts With Low Balances	38
Exchanging Shares	38
Automatic Withdrawal Program	38
Selling Shares	38
Excessive or Short-Term Trading	39
Restrictions on Transactions	40
Exchange and Redemption Fees	40

Distribution and Taxes	43

Income and Capital Gains Distributions	43
Selling and Exchanging Shares	44
Tax Status for Retirement Plans and Other Tax-Deferred Accounts	44
Backup Withholding	44
Other	44

Financial Highlights	45

Summary — Aberdeen Core Income Fund

Aberdeen Core Income Fund

Objective

The Aberdeen Core Income Fund (the “Core Income Fund” or the “Fund”) seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Core Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.30%		0.30%		0.30%		0.30%		0.30%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)          If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)          A contingent deferred sales charge (CDSC) of up to 0.75% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)          A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 15 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)          “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)          The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.75% for Class A, 1.50% for Class C, 1.00% for Class R, 0.50% for Institutional Service Class, and 0.50% for Institutional Class at least through the Fund’s first year of operations. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that

3

any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Core Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Core Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Core Income Fund seeks to achieve its objective by investing primarily (generally, at least 80% of its net assets) in a diversified portfolio of fixed income securities and instruments, which include, but are not limited to the following:

• U.S. Government securities (including Treasury, agency and government sponsored enterprises),

• foreign government and agency, supranational, and quasi government obligations,

• residential mortgage-backed securities (MBS),

• commercial mortgage-backed securities (CMBS),

• asset-backed securities (ABS),

• municipal obligations,

• corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds),

• loan participations and assignments including revolving credit facilities,

• inflation-indexed securities,

• U.S. dollar denominated securities of foreign issuers,

• non-U.S. dollar denominated issues provided that all currency exposure is hedged,

• cash equivalents including commercial paper, repurchase agreements, and other short term investments,

• private placements including securities issued under 144(a),

• structured securities,

• derivative instruments including futures, interest rate swaps, options and credit derivatives, and

• currency forward contracts.

The Core Income Fund will primarily invest in investment grade securities at the time of purchase. Investment grade securities are those rated Baa3/BBB- or higher. Up to 5% of the market value of the fund may be invested in securities rated Ba1/BB+ to Ba3/BB-. Ratings from a nationally recognized statistical rating organization (“NRSRO”) including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”), or Fitch, Inc. (“Fitch”) will apply, or if unrated, be determined by the Adviser to be of comparable quality.

Derivative instruments tied to permissible fixed income instruments are permitted for hedging and managing risk exposures.  The Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

The Core Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

Principal Risks

The Core Income Fund cannot guarantee that it will achieve its investment objective.

4

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Credit Risk - credit risk refers to the likelihood that the issuer of a security may default or otherwise become unable to honor a financial obligation.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Call and Redemption Risk — some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Core Income Fund may be required to invest the proceeds in securities with lower yields.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Mortgage-Related Securities Risk — the Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign Investment Risk — the Fund will only invest in non-U.S. dollar denominated issues when currency exposure is hedged and such investments are not generally expected to exceed 5% of the Fund’s portfolio.  Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Derivatives Risk — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Valuation Risk — the lack of an active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

Securities Lending Risk — the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

Liquidity Risk — the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments.

Portfolio Turnover — the Fund has historically had high portfolio turnover with a portfolio turnover rate exceeding 100% per year. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

Performance information is not available for the Core Income Fund because it is new. However, the Adviser and its affiliates manage separate accounts and commingled funds with substantially similar investment objectives and policies as the Core Income Fund. For more information about these similar accounts, including performance information, see the “Historical Performance Data of the Adviser” section on page [    ] of the Fund’s prospectus. For updated performance information, please visit [www.[          ].com] or call [            ].

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Core Income Fund’s investment adviser.

Portfolio Managers

The Core Income Fund is managed by a Team of Investment Professionals. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

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Name	Title	Managed Fund Since
Keith Bachman	Senior Portfolio Manager	[2010]
Christopher Gagnier	Head of U.S. Fixed Income	[2010]
Neil Moriarty	Senior Portfolio Manager	[2010]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

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Summary — Aberdeen Core Plus Income Fund

Aberdeen Core Plus Income Fund

Objective

The Aberdeen Core Plus Income Fund (the “Core Plus Income Fund” or the “Fund) seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the Core Plus Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial adviser and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page [    ] of the Fund’s prospectus and in the “[                  ]” section on page [    ] of the Fund’s Statement of Additional Information.

	Fees and Expenses
Shareholder Fees (Paid Directly From Your Investment)(1)	Class A Shares		Class C Shares		Class R Shares		Institutional Service Class Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	(2)	1.00%		None		None		None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(3)	2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.33%		0.33%		0.33%		0.33%		0.33%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%		None		None
Other Expenses(4)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Net annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)          If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2)          A contingent deferred sales charge (CDSC) of up to 0.75% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See “Investing with Aberdeen Funds: Purchasing Class A Shares without a Sales Charge.”

(3)          A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 15 calendar days after the date they were purchased. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See “Investing with Aberdeen Funds: Selling Shares — Exchange and Redemption Fees.”

(4)          “Other Expenses” include other ordinary operating expenses including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is [    ]% for Class A shares, [    ]% for Class R Shares and [    ]% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

(5)          The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.75% for Class A, 1.50% for Class C, 1.00% for Class R, 0.50% for Institutional Service Class, and 0.50% for Institutional Class at least through the Fund’s first year of operations. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that

7

any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

Example

This Example is intended to help you compare the cost of investing in the Core Plus Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Core Plus Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses [and the expense limitations for one year only (if applicable)]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class R shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Service Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year		3 Years		5 Years		10 Years
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Core Plus Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

Principal Strategies

The Core Plus Income Fund seeks to achieve its objective by investing primarily (generally, at least 80% of its net assets) in a diversified portfolio of fixed income securities and instruments, which include, but are not limited to the following:

•                  U.S. Government securities (including Treasury, agency and government sponsored enterprises),

•                  foreign government and agency, supranational, and quasi government obligations,

•                  residential mortgage-backed securities (MBS),

•                  commercial mortgage-backed securities (CMBS),

•                  asset-backed securities (ABS),

•                  municipal obligations,

•                  corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds),

•                  loan participations and assignments including revolving credit facilities,

•                  inflation-indexed securities,

•                  non-dollar denominated securities,

•                  U.S. dollar denominated securities of foreign issuers,

•                  cash equivalents including commercial paper, repurchase agreements, and other short term investments,

•                  private placements including securities issued under 144(a),

•                  structured securities,

•                  derivative instruments including futures, interest rate swaps, options and credit derivatives,

•                  securities issued by government and non-government entities in emerging market countries as determined by the Adviser, and

•                  currency forward contracts.

Up to 25% of total assets may be invested in securities that are rated below investment grade (“junk bonds”). Investment grade securities are those rated Baa/BBB or higher by a nationally recognized statistical rating organization (“NRSRO”) including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”), or Fitch, Inc. (“Fitch”), or if unrated, determined by the Adviser to be of comparable quality. The Core Plus Income Fund may invest in securities issued by sovereign and non-sovereign entities domiciled in emerging market countries as determined by the Adviser.

Exposure to non-dollar denominated fixed income instruments is limited to 25% of the market value of the Fund. Un-hedged exposure to foreign currencies generally will not exceed 10% of the market value of the Fund. Currency forwards may be used for hedging purposes, as well as for outright active currency positions. Cross hedging is permitted. Furthermore, the net incremental aggregate sum of the currency exposures for non-hedging purposes, irrespective of

8

whether they are long or short, cannot exceed 10% of the net assets of the Core Plus Income Fund.

Derivative instruments tied to permissible fixed income instruments are permitted for hedging and managing risk exposures.  The Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

The Core Plus Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

Principal Risks

The Core Plus Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Credit Risk - credit risk refers to the likelihood that the issuer of a security may default or otherwise become unable to honor a financial obligation.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Call and Redemption Risk — some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Core Plus Income Fund may be required to invest the proceeds in securities with lower yields.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Mortgage-Related Securities Risk — the Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign Investment Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

High-Yield Bonds and Other Lower-Rated Securities — the Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Derivatives Risk — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Valuation Risk — the lack of an active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

Securities Lending Risk — the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

Liquidity Risk — the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments.

Non-Hedging Foreign Currency Trading Risk — the Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be

9

extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Portfolio Turnover — the Fund has historically had high portfolio turnover with a portfolio turnover rate exceeding 100% per year. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

Performance information is not available for the Core Plus Income Fund because it is new. However, the Adviser and its affiliates manage separate accounts and commingled funds with substantially similar investment objectives and policies as the Core Plus Income Fund. For more information about these similar accounts, including performance information, see the “Historical Performance Data of the Adviser” section on page [    ] of the Fund’s prospectus. For updated performance information, please visit [www.[          ].com] or call [            ].

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Core Pluls Income Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Investment Services Limited as the subadviser to the Fund.

Portfolio Managers

The Core Plus Income Fund is managed by a Team of investment processionals. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Name	Title	Managed Fund Since
Christopher Gagnier	Head of U.S. Fixed Income	[2010]
Brett Diment	Head of Emerging Market Debt	[2010]
Keith Bachman	Senior Portfolio Manager	[2010]
Neil Moriarty	Senior Portfolio Manager	[2010]

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

For information about purchase and sale of Fund shares, tax information, and payment to broker-dealers and other financial intermediaries, see “Summary - Important Additional Information” on page [    ] of the prospectus.

10

Summary — Important Additional Information

Important Additional Information

Purchase and Sale of Fund Shares

Fund shares may be purchased directly from the Fund or through certain authorized financial intermediaries on each day that the New York Stock Exchange is open.  All purchase transaction orders must be received by the Fund’s transfer agent or an authorized intermediary prior to the calculation of the Fund’s net asset value (NAV) to receive that day’s NAV.  Each Fund’s minimum investment requirements are as follows:

CLASS A AND CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  All redemption transaction orders must be received by the Fund’s transfer agent or an authorized intermediary prior to the calculation of the Fund’s NAV to receive that day’s NAV.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment.  Ask your financial adviser or visit your financial intermediary’s website for more information.

11

Fund Management

Additional Information about Investments, Investment Techniques and Risks

U.S. Government Securities and U.S. Government Agency Securities - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

•                  the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates;

•                  the Federal Home Loan Banks;

•                  the Federal National Mortgage Association (“FNMA”);

•                  the Federal Home Loan Mortgage Corporation (“FHLMC”); and

•                  the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of the Fund are not guaranteed.

FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis.  In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas FNMA and FHLMC could buy, and until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock.  More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over FNMA and FHLMC and placing the companies in conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear.  FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters.  Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Mortgage-Backed Securities — These fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

A Fund generally will invest in fixed or floating rate mortgage-backed securities which include, but are not limited to, U.S. Government agency securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and non-agency issued securities. A Fund may purchase securities on a when issued, to be announced, delayed delivery, delayed settlement, or forward commitment basis. The Funds may also utilize grantor trusts and senior classes of real estate investment conduits or other legal structures, including collateralized mortgage obligations (“CMO’s”), as well as Interest Only (“IO”) or Principal Only (“PO”) instruments in combination with each other or with MBS pass-throughs to synthetically create pass-through equivalents. MBS pass-through roll proceeds may be re-invested in short duration instruments with an effective duration of 1 year or less including a short duration mutual fund or a pooled fund.

12

Mortgage-Related Securities Risk — The Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged homes to weaker borrowers (subprime mortgage loans) that have caused rising defaults on loans. The default rate on these loans is higher than initially anticipated and, continues to grow. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. Additionally, instability in the markets for mortgage-backed securities may affect the liquidity of such securities, which means that a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower rated mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. These events may increase the risks associated with investments in mortgage-backed securities.

Asset-Backed Securities - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Impact of Sub-Prime Mortgage Market. The Funds may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

High-Yield Bonds, Bank Loans and Other Lower Rated Securities - Investment in high-yield bonds (also known as junk bonds), bank loans and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in

13

market value due to adverse economic and business developments. The market values of high-yield securities and bank loans tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, funds that invest in high-yield bonds and bank loans are subject to the following risks:

•                  increased price sensitivity to changing interest rates and to adverse economic and business developments;

•                  greater risk of loss due to default or declining credit quality;

•                  greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due; and

•                  negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Municipal Securities — The Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

Credit Risk — Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which a Fund or Underlying Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because a Fund or Underlying Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities.  The nature of the market may make valuations difficult or unreliable.

Interest Rate Risk — Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.)

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund or Underlying Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given

14

industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•                  corporate earnings;

•                  production;

•                  management;

•                  sales; and

•                  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Repurchase Agreements - When entering into a repurchase agreement, a Fund essentially makes a short-term loan to a qualified bank or broker-dealer. A Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

Derivatives — The Funds may invest in derivatives. A derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•                  the other party to the derivatives contract may fail to fulfill its obligations;

•                  their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

•                  a Fund may suffer disproportionately heavy losses relative to the amount invested; and

•                  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Derivative instruments are permitted for hedging and managing risk exposures. Permitted derivative instruments include, but are not limited to, fixed income futures, swaps, currency forwards, and credit derivatives. Derivative instruments may be used to adjust the interest rate, yield curve, currency, volatility, credit or spread risk exposure of a Fund, or for other purposes deemed necessary by the Adviser in good faith to advance the purposes of the Fund. Credit derivatives may be used to adjust a Fund’s exposure to a market sector and/or to sell/buy protection on the credit risk of individual issuers or a basket of individual issuers.  A Fund may use certain derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. For the Core Income Fund, it is anticipated that the notional exposure to credit derivatives will not exceed 10% of the Fund’s total assets and the notional exposure to derivatives overall will not exceed 15% of the Fund’s total assets.   For the Core Plus Income Fund, it is anticipated that the notional exposure to credit derivatives will not exceed 20% of the Fund’s total assets and the notional exposure to derivatives overall will not exceed 25% of the Fund’s total assets.

Non-Hedging Foreign Currency Trading Risk — The Core Plus Income Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Zero Coupon Bonds - These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price

15

changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

Floating- and Variable-Rate Securities - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund’s income.

Like other fixed-income securities, floating and variable rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•                  political and economic instability;

•                  the impact of currency exchange rate fluctuations;

•                  reduced information about issuers;

•                  higher transaction costs;

•                  less stringent regulatory and accounting standards; and

•                  delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

Emerging Markets Risk — All of the risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Valuation Risk — At times, market conditions may make it difficult to value some investments, and the Funds may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale. If a Fund has valued its securities too highly, you may pay too much for fund shares when you buy into the Fund. If a Fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

Liquidity Risk - The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a

16

Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Securities Lending - The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to the Fund.

Temporary Investments — Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

•                  U.S. or foreign government securities or securities of their agencies or instrumentalities;

•                  certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks;

•                  prime quality commercial paper;

•                  bonds, debentures, and short and intermediate term notes;

•                  repurchase agreements covering any of the securities in which the Fund may invest directly; and

•                  shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Portfolio Turnover — A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Recent market events risk- The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.  This financial crisis has caused a significant decline in the value and liquidity of many securities.  This environment could make identifying investment risks and opportunities especially difficult for the Adviser.  These market conditions may continue or worsen.

The Statement of Additional Information (“SAI”) contains more information on the Funds’ principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Exemption

Each Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Portfolio Holdings Disclosure

Each Fund posts onto the Trust’s internet site, www.aberdeeninvestments.com, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

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Investment Adviser & Subadviser

Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. As of December 31, 2009, the Adviser had approximately $[    ] billion in assets under management. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

Aberdeen Asset Management Investment Services Limited (“AAMISL” or “Subadviser”), a United Kingdom corporation, serves as the Subadviser to the Core Plus Income Fund. AAMISL’s principal place of business is located at One Bow Churchyard, London, England, EC4M9HH. As of December 31, 2009, AAMISL had contracted for approximately $[    ] billion in assets.  The Adviser and Subadviser are responsible for the day-to-day management of the Core Plus Income Fund’s investments.

The Adviser and Subadviser are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $[    ] billion in assets as of December 31, 2009 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ first annual or semi-annual report to shareholders.

Management Fees

Each Fund pays the Adviser a management fee based on the Fund’s average daily net assets. With respect to the Core Plus Income Fund, the Adviser pays the Subadviser from the management fee it receives.

The total annual advisory fees each Fund pays the Adviser (as a percentage of average daily net assets of each Fund) are as follows:

Fund Assets	Management Fee
Core Income Fund
On assets up to $2 billion	0.30%
On assets of $2 billion up to $5 billion	0.275%
On assets of $5 billion or more	0.25%

Core Plus Income Fund
On assets up to $500 million	0.325%
On assets of $500 million up to $1 billion	0.305%
On assets of $1 billion up to $5 billion	0.285%
On assets of $5 billion or more	0.255%

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Portfolio Management

The Core Income Fund and the Core Plus Income Fund are each managed by a team of investment professionals. Portfolio decisions are made jointly by the Head of U.S. Fixed Income Investment along with the Senior Portfolio Managers.  Personnel of the Adviser handle the entire portfolio of the Core Income Fund, the day-to-day operations of the U.S. fixed income portion of the Core Plus Income Fund and, AAMISL personnel are responsible for day-to-day management of the Core Plus Income Fund’s foreign securities, foreign currencies and related investments. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Core Income Fund and Core Plus Income Fund, if any. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Core Income Fund and Core Plus Income Fund:

Keith Bachman, Senior Portfolio Manager (AAMI)

Mr. Bachman is a senior portfolio manager for U.S. Fixed Income. Mr. Bachman joined the Adviser in 2007 with 17 years of experience as director of credit research at Stone Tower Capital, high yield analyst/portfolio manager at Deutsche Asset Management, high yield analyst/director of distressed investments at Oppenheimer Funds, high yield analyst at Merrill Lynch and bond analyst and fund accountant at T. Rowe Price. He has a B.A. from the University of Maryland Baltimore County and an M.B.A. from Columbia Business School.

Christopher Gagnier, Head of U.S. Fixed Income (AAMI)

Mr. Gagnier serves as Head of U.S. Fixed Income Investment and joined the Adviser in 2005 when the Adviser acquired a portion of the fixed income business of Deutsche Asset Management. He has oversight of the U.S. fixed income investment team and process. Mr. Gagnier has headed the Core Strategy since 1999 (as an employee at Deutsche Asset Management) and is senior portfolio manager for corporate and high yield securities for the Adviser. Mr. Gagnier is also primarily responsible for strategy allocations and portfolio management for the Fund. Prior to joining the Adviser, Mr. Gagnier served as a Managing Director of Deutsche Asset Management, which he joined in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank. Mr. Gagnier has a B.S. from Wharton School of Business and an M.B.A. from University of Chicago.

Neil Moriarty, Senior Portfolio Manager (AAMI)

Mr. Moriarty is a senior portfolio manager focusing on the mortgage and government sectors for U.S. Fixed Income. Mr. Moriarty joined the Adviser in December 2005 after 16 years of experience in fixed income trading and research at several Wall Street firms including Deutsche Asset Management, PaineWebber and Chase Securities. Mr. Moriarty also acted as a fixed income portfolio manager at Swarthmore/Cypress Capital Management for two years. Mr. Moriarty has a B.A. from the University of Massachusetts, Amherst.

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Timothy Vile, CFA, Senior Portfolio Manager (AAMI)

Mr. Vile has served as a senior portfolio manager for the Core Fixed Income and Global Aggregate Fixed Income products for the Adviser since December 2005. Mr. Vile was seconded to the London office from January 1999 to June 2002 to design and develop the firm’s European credit and global aggregate capabilities. Prior to joining the Adviser, Mr. Vile served as a Managing Director of Deutsche Asset Management, which he joined in 1991 as a member of the firm’s core fixed income team. Prior to Deutsche Asset Management, Mr. Vile had 6 years of experience that included serving as a portfolio manager for fixed income portfolios at Equitable Capital Management. Mr. Vile has a B.S. from Susquehanna University.

Core Plus Income Fund only:

Brett Diment, Head of Emerging Market Debt (AAMISL)

Brett Diment is the head of emerging markets on the fixed income team. Mr. Diment joined AAMISL via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Mr. Diment held the same role at Deutsche Asset Management since 1999. Mr. Diment joined Deutsche Asset Management in 1991 as a graduate and started researching emerging markets in 1995. Mr. Diment graduated with a B.Sc. from the London School of Economics.

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Historical Performance Data of the Adviser

The following tables gives the historical performance of actual, fee-paying separate accounts, and commingled funds referred to as a “Composite,” managed by the Adviser or its affiliates that have investment objectives, policies, strategies and risks substantially similar to those of each Fund. The Composite does not reflect all of the firm’s assets under management. A complete list and description of the firm’s composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Core Income or Core Plus Income Funds. Performance is historical and does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Funds. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI®).(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in the Composite were under management for the entire reporting period. There is no minimum asset size below which portfolios were excluded from the Composite. The currency used to express performance in the Composite is U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The accounts that are included in the Composite are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Funds.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Funds. The Funds have no performance record, and the performance data shown below should not be considered a substitute for each Fund’s own performance information. Total return performance of each Fund will be calculated in accordance with the regulations of the Securities and Exchange Commission (“SEC”). The SEC standardized average annual total return is neither time weighted or asset weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of each Fund at the maximum public offering price. Investors should be aware that the differences in the methodology between the CFAI and the SEC could result in different performance data for identical time periods.

(1)   CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). CFAI has not been involved in the preparation or review of this report.

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The Core Income Fund Composite Characteristics*

(01/01/97 through 12/31/08)

	Rate of Return %			No. of Accounts at
Year	Composite (Net of Investment Management Fees)	Composite (Gross of Investment Management Fees)	Benchmark (Barclays Capital U.S. Aggregate) (1)	end of period (accounts throughout entire period)	Composite Assets ($M)	Total Firm Assets ($M) (2)	% of Firm Assets	Dispersion (3)
2009
2008	(14.42)	(14.26)	5.24	49 (44)	$6,988	$119,369	5.85%	1.78%
2007	5.50	5.69	6.97	69 (68)	10,830	169,247	6.40	0.26
2006	4.63	4.91	4.33	74 (72)	10,520	134,345	7.83	0.11
2005	2.68	2.97	2.43	79 (77)	10,953	110,422	9.92	0.12
2004	4.88	5.17	4.34	85 (80)	10,615	29,961	35.43	0.26
2003	4.65	4.94	4.10	96 (90)	10,821	27,568	39.25	0.33
2002	10.20	10.53	10.25	105 (89)	11,669	27,240	42.84	0.60
2001	9.14	9.57	8.44	91 (86)	9,152	26,347	34.74	0.24
2000	12.04	12.49	11.63	106 (93)	11,314	23,087	49.01	0.22
1999	(0.73)	(0.33)	(0.82)	112 (95)	10,023	19,951	50.24	0.38
1998	8.57	9.01	8.69	102 (85)	9,686	14,541	66.61	0.42
1997	9.57	10.01	9.65	84 (73)	6,744	10,213	66.03	0.30

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The Core Plus Income Composite Characteristics*

(1/1/96 through 12/31/08)

	Rate of Return %
Year	Composite (Net of Investment Management Fees)	Composite (Gross of Investment Management Fees)	Benchmark (Barclays Capital U.S. Aggregate) (1)	No. of Accounts at end of period (accounts throughout entire period)	Composite Assets ($M)	Total Firm Assets ($M) (2)	% of Firm Assets	Dispersion (3)
2009
2008	(14.23)	(14.07)	5.24	20 (18)	$3,066	$119,368	2.57%	1.51%
2007	5.06	5.25	6.97	21 (17)	5,181	169,247	3.06	0.20
2006	5.22	5.44	4.33	19 (18)	4,715	134,345	3.51	0.08
2005	3.00	3.22	2.43	18 (14)	4,302	110,422	3.90	0.13
2004	5.39	5.60	4.34	18 (14)	4,034	29,961	13.46	0.17
2003	6.41	6.63	4.10	16 (16)	3,156	27,568	11.45	0.48
2002	9.68	10.06	10.25	19 (13)	3,888	27,240	14.27	0.38
2001	8.59	9.13	8.44	16 (13)	4,116	26,347	15.62	0.36
2000	11.08	11.63	11.63	13 (6)	2,508	23,087	10.86	0.80
1999	0.62	1.12	(0.82)	7 (3)	702	19,951	3.52	n/a
1998	7.11	7.65	8.69	5 (3)	1,599	14,541	11	n/a
1997	9.51	10.05	9.65	<5	201	10,213	1.97	n/a
1996	5.74	6.27	3.63	<5	149	8,749	1.7	n/a

(1)           The Barclays Capital U.S. Aggregate Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, U.S. Government-Related, Corporate, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities sectors.  The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986, with index history backfilled to January 1, 1976.

(2)     Aberdeen PLC (the “Firm”) is defined as all portfolios managed globally by subsidiaries of Aberdeen PLC, excluding Property, Private Equity, Private Client and Lloyds Syndicate portfolios. The Firm is comprised of three divisions that either were or were part of legacy firms (Aberdeen Asset Management Inc. and the Fixed Income products of Deutsche Asset Management UK and Deutsche Asset Management Americas) plus the Aberdeen non-U.S. asset management divisions. The inception date of the Firm is December 1, 2005. Composite returns, start date and composite and firm assets reported prior to December 1, 2005 represent those of the legacy firm which managed the product at the time. A complete list of the Firm’s composites is available upon request.

(3)     The dispersion of annual returns is measured by the standard deviation among asset-weighted portfolio returns represented within the composite for the full year. Dispersion is not calculated for composites with less than five accounts for the whole period.

*This composite includes all fee-paying portfolios equal to or over U.S. $10 million, managed on a discretionary basis according to the composite strategy, which seeks to out perform the Barclays Capital U.S. Aggregate Bond Index. Returns include the reinvestment of all income. Returns are time-weighted total rates of return including cash and cash equivalents, income and realized and unrealized gains and

23

losses. Returns are shown net of non-recoverable tax, while recoverable tax is included on a cash basis. Gross returns are presented before management and custodial fees, but after all trading expenses. Net returns are calculated after the deduction of a representative management fee.

24

Investing with Aberdeen Funds

A Note About Share Classes

Each Fund offers five share classes — Class A, Class C, Class R, Institutional Service Class and Institutional Class.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•                  which share classes are available to you;

•                  how long you expect to own your shares;

•                  how much you intend to invest;

•                  total costs and expenses associated with a particular share class; and

•                  whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

The Aberdeen Funds offer several different share classes each with different price and cost features.

•                  Class A Shares. If you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A shares.

•                  Class C Shares. If you are uncertain as to how long you will hold your shares and would prefer not to pay an initial sales charge you might consider Class C shares. By not paying a front-end sales charge, your full investment immediately goes toward buying shares. However, Class C shares are subject to a distribution and service fee, which will cause Class C shares to have a higher expense ratio and thus, make lower dividend payments (to the extent there are dividend payments) than Class A shares. Additionally, if you redeem your shares within one year, you are subject to a 1% contingent deferred sales charge.

The table below provides a further comparison of Class A and Class C shares, which are available to all investors.

In addition to Class A and Class C shares, each Fund also offers Class R, Institutional Service Class and Institutional Class shares which are only available to institutional accounts. Class R, Institutional Service Class and Institutional Class shares are subject to different fees and expenses, have different minimum investment requirements, and are entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

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Comparing Class A and Class C Shares

Classes and Charges	Points to Consider
Class A Shares

Front-end sales charge up to 4.25% for Class A shares	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Reduction and waivers of sales charges may be available.

Contingent deferred sales charge (CDSC)(1)	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share. No conversion feature.

Annual service and/or 12b-1 fee of 0.25%	No maximum investment amount.

Administrative services fee of up to 0.25%

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares. No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee	Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.

No conversion feature.

Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)          Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)          This limit was calculated based on a one-year holding period.

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Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	Dealer Commission as a Percentage of Offering Price
Less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50%	3.63%	3.00%
$250,000 up to $500,000	2.50%	2.56%	2.00%
$500,000 up to $1 million	2.00%	2.04%	1.75%
$1 million or more	None	None	None **

*                 The offering price of Class A Shares of a Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**          Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because a Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction of Class A Sales Charges” in the SAI for more information. This information regarding breakpoints is available free of charge by visiting www.aberdeeninvestments.com.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•                  A Larger Investment. The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family

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members living at the same address can add the value of any Class A, Class B, Class C or Class D shares (not all Aberdeen Funds offer Class B or Class D shares) in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•                  Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•                  Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

•                  investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Funds or the Funds’ distributor to waive sales charges;

•                  directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;

•                  any investor who pays for shares with proceeds from sales of Class D shares of an Aberdeen Fund (Class D shares are offered by other Aberdeen Funds, but not these Funds) and Class A Shares are purchased instead;

•                  retirement plans;

•                  investment advisory clients of the Adviser’s affiliates; and

•                  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares).

A CDSC of up to 0.75% applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•                  if you are eligible to purchase Class A shares without a sales charge for another reason; or

•                  no finder’s fee was paid; or

•                  to shares acquired through reinvestment of dividends or capital gains distributions.

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Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of each Fund is described above; however, the CDSC for Class A shares of other Aberdeen Funds may be different and are described in their respective prospectuses. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Waiver of Contingent Deferred Sales Charges — Class A and Class C Shares

The CDSC is waived on:

•                  the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

•                  Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•                  mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70½ and for other required distributions from retirement accounts; and

•                  redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds, the Funds’ Adviser or the Funds’ distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The Funds’ distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

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Share Classes Available Only to Institutional Accounts

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•                  the level of distribution and administrative services the plan requires;

•                  the total expenses of the share class; and

•                  the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•                  401(k) plans;

•                  457 plans;

•                  403(b) plans;

•                  profit sharing and money purchase pension plans;

•                  defined benefit plans;

•                  non-qualified deferred compensation plans; and

•                  other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•                  institutional non-retirement accounts;

•                  traditional and Roth IRAs;

•                  Coverdell Education Savings Accounts;

•                  SEPs and SAR-SEPs;

•                  SIMPLE IRAs;

•                  one-person Keogh plans;

•                  individual 403(b) plans; or

•                  529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•                  retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•                  retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

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•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•                  registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services; or

•                  life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•                  funds of funds offered by affiliates of the Funds;

•                  retirement plans for which no third-party administrator receives compensation from the Funds;

•                  institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                  rollover individual retirement accounts from such institutional advisory accounts;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                  registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients; or

•                  high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial adviser or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class C and Class R shares of the Funds to compensate the Funds’ distributor or any other entity approved by the Board (collectively, “payees”) for expenses associated with distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fee.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly.  As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

Class	As a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	1.00% (0.25% service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

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Administrative Services Fees

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•                  the Funds’ distributor and other affiliates of the Adviser;

•                  broker-dealers;

•                  financial institutions; and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

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Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds.  In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Act.  They may charge additional fees not described in this prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent.  Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account.  The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary.  If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares.  The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders.  In these cases:

•                                          A Fund will be deemed to have received an order that is in good form when the order is accepted by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.

•                                          Financial intermediaries are responsible for transmitting accepted orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

• make transactions;

• hear fund price information; and

• obtain mailing and wiring instructions.

Internet Go to www.aberdeeninvestments.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

• download Fund prospectuses;

• obtain information on the Aberdeen Funds;

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• access your account information; and

• request transactions, including purchases, redemptions and exchanges.

By Regular Mail  Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.

By Overnight Mail  Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax  866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•                  calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•                  generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.

Please note the following with respect to the price at which your transactions are processed:

•                                          The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                                          The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time.  In the event the New York Stock does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.  To learn whether a Fund is open for business during this situation, please call 1-866-667-9231.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

•                  New Year’s Day

•                  Martin Luther King, Jr. Day

•                  Presidents’ Day

•                  Good Friday

•                  Memorial Day

•                  Independence Day

•                  Labor Day

•                  Thanksgiving Day

•                  Christmas Day

•                  Other days when the New York Stock Exchange is closed.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

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Buying Shares

Fund Transactions — Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders. ** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

Through an authorized intermediary. The Funds or the Funds’ distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’s transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.

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By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

•                  if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•                  your bank may charge a fee to wire funds.

•                  the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

•                  your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•                  Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•                  your financial institution may also charge a fee for receiving the wire.

•                  funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

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Fair Value Pricing

The Board has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Trust and employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Pricing Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Valuation Committee of the Board of Trustees.

A “significant event” is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•                  name;

•                  date of birth (for individuals);

•                  residential or business street address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be

37

required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•                  If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

•                  Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA Accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•                  both accounts have the same registration;

•                  your first purchase in the new fund meets its minimum investment requirement; and

•                  you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•                  if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•                  if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund

38

receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

•                  is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind by shareholders including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for redemptions of shares of a Fund in any of the following instances:

•                  your account address has changed within the last 15 calendar days;

•                  the redemption check is made payable to anyone other than the registered shareholder;

•                  the proceeds are mailed to any address other than the address of record; or

•                  the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Aberdeen Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

•                  disrupt portfolio management strategies;

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•                  increase brokerage and other transaction costs; and

•                  negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in fund shares and other factors. A fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser, its subadviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies.  A Fund also has sole discretion to:

•                  restrict purchases or exchanges that a Fund or its agents believe constitute excessive trading and

•                  reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

•                  an exchange equaling 1% or more of a Fund’s NAV may be rejected and

•                  redemption and exchange fees are imposed on certain Aberdeen Funds. These Aberdeen Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Funds have fair value pricing procedures in place as described above in Section 5, Investing with Aberdeen Funds: Buying Shares—Share Price. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Exchange and Redemption Fees

In order to discourage excessive trading, the Aberdeen Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an

40

affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

•                  shares redeemed or exchanged under regularly scheduled withdrawal plans;

•                  shares purchased through reinvested dividends or capital gains;

•                  shares redeemed following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

•                  shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70½ and other required distributions from retirement accounts;

•                  shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction; or

•                  shares redeemed or exchanged by any “fund of funds” that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the waiver. Redemption and exchange fees will be assessed unless or until the Fund is notified that the redemption fee has been waived.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

•                  broker wrap fee and other fee-based programs;

•                  qualified retirement plan accounts

•                  omnibus accounts where there is no capability to impose a redemption fee on underlying customers’ accounts; and

•                  intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

A Fund reserves the right to waive the redemption fee in its discretion where it believes such waivers in the best interests of the Fund.

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The following Aberdeen Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:

Fund	Exchange/Redemption Fee	Minimum Holding Period (Calendar Days)
Aberdeen Equity Long-Short Fund	2.00%	90
Aberdeen Natural Resources Fund	2.00%	90
Aberdeen Small Cap Fund	2.00%	90
Aberdeen China Opportunities Fund	2.00%	90
Aberdeen Emerging Markets Fund	2.00%	90
Aberdeen Global Financial Services Fund	2.00%	90
Aberdeen International Equity Fund	2.00%	90
Aberdeen Global Equity Fund	2.00%	90
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	2.00%	90
Aberdeen Emerging Markets Institutional Fund	2.00%	90
Aberdeen International Equity Institutional Fund	2.00%	90
Aberdeen Global Small Cap Fund	2.00%	90
Aberdeen U.S. Equity Fund	2.00%	30
Aberdeen Asia Bond Institutional Fund	2.00%	30
Aberdeen Global Fixed Income Fund	2.00%	30
Aberdeen Tax-Free Income Fund	2.00%	7

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Distributions and Taxes

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Funds generally pay no federal income tax on the income and gains distributed to you. The amount of any distribution will vary, and there is no guarantee the Funds will pay either an income dividend or a capital gains distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gains Distributions

The Core Income Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. The Core Plus Income Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly.  Capital gains, if any, will be distributed at least annually. The Funds will distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                  distributions are taxable to you at either ordinary income or capital gains tax rates;

•                  distributions of short-term capital gains are taxable to you at ordinary income tax rates.  The Core Plus Income Fund is expected to have a high turnover rate, resulting in more short-term gain or loss;

•                  distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•                  either none or only a small portion of the income dividends paid to you by the Fund will (i) in the case of individual shareholders with respect to Fund taxable years beginning before January 1, 2011 (sunset date), be qualified dividend income eligible for taxation at long-term capital gains tax rates provided certain holding period requirements are met, or (ii) in the case of corporate shareholders, be eligible for the corporate dividend-received deduction subject to certain limitations. This is because the Funds invest primarily in fixed income securities that earn interest income; and

•                  distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099 to reflect reclassified information.

Distributions from a Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

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If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Aberdeen Fund for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are currently taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about Federal, state, local or foreign tax consequences before making an investment in the Funds.

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Financial Highlights

Because the Funds are new, they have no financial history.

45

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge — contain additional information about the Funds:

•                  Statement of Additional Information (incorporated by reference into this Prospectus)

•                  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•                  Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Funds’ website www.aberdeeninvestments.com.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at www.aberdeeninvestments.com or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds
P.O. Box 183148

Columbus, Ohio 43218-3148

By Overnight Mail:

Aberdeen Funds
3435 Stelzer Road
Columbus, Ohio 43219

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at www.aberdeeninvestments.com.

Information From the Securities and Exchange Commission (SEC)

You can obtain information about each Fund, including the SAI from the SEC

•                  on the SEC’s EDGAR database via the Internet at www.sec.gov;

•                  by electronic request to publicinfo@sec.gov;

•                  in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090); or

•                  by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

STATEMENT OF ADDITIONAL INFORMATION

[February 28], 2010

ABERDEEN FUNDS

Aberdeen Equity Long-Short Fund Class A – MLSAX • Class B – MLSBX • Class C – MLSCX • Class R – GLSRX • Institutional Service Class – AELSX • Institutional Class – GGUIX

Aberdeen Natural Resources Fund Class A – GGNAX • Class B – GENBX • Class C – GGNCX • Class R – GGNRX • Institutional Service Class – GGNXS • Institutional Class – GGNIX

Aberdeen Small Cap Fund Class A – GSXAX • Class B – GSXBX• Class C –GSXCX • Class R – GGNRX • Institutional Service Class – GSXIX • Institutional Class – GSCIX

Aberdeen U.S. Equity Fund Class A – GXXAX • Class B – GXXBX • Class C – GXXCX • Class R – GGLRX • Institutional Service Class – GXXIX • Institutional Class – GGLIX

Aberdeen China Opportunities Fund Class A – GOPAX • Class B – GOPBX • Class C – GOPCX • Class R – GOPRX • Institutional Service Class – GOPSX • Institutional Class – GOPIX

Aberdeen Emerging Markets Fund Class A – GEGAX • Class B – GEGBX • Class C – GEGCX • Class R – GEMRX

Aberdeen Global Financial Services Fund Class A – GLFAX • Class B – GLFBX • Class C – GLFCX • Class R – GLFRX • Institutional Service Class – GLFSX • Institutional Class – GLFIX

Aberdeen International Equity Fund Class A – GIGAX • Class B – GIGBX • Class C – GIGCX • Class R – GIRRX • Institutional Service Class – GIGSX • Institutional Class – GIGIX

Aberdeen Global Equity Fund Class A – GLLAX • Class B – GLLBX • Class C – GLLCX • Class R – GLLRX • Institutional Service Class – GLLSX • Institutional Class – GLLIX

Aberdeen Optimal Allocations Fund: Defensive Class A – GODAX • Class B – GODBX • Class C – GODCX • Class R – GODRX • Institutional Service Class – GODSX • Institutional Class – GODIX

Aberdeen Optimal Allocations Fund: Moderate Class A – GMAAX • Class B – GMABX • Class C – GMACX • Class R – GMRRX • Institutional Service Class – GMASX • Institutional Class – GMAIX

Aberdeen Optimal Allocations Fund: Moderate Growth Class A – GMMAX • Class B – GMMBX • Class C – GMMCX • Class R – GAGRX • Institutional Service Class – GAASX • Institutional Class – GMMIX

Aberdeen Optimal Allocations Fund: Growth Class A – GVAAX • Class B – GVABX • Class C – GAACX• Class R – GAARX • Institutional Service Class – GVISX • Institutional Class – GAAIX

Aberdeen Optimal Allocations Fund: Specialty Class A – GASAX • Class B – GASBX • Class C – GAMCX • Class R – GSRX • Institutional Service Class – GAISX • Institutional Class – GASIX

Aberdeen Asia Bond Institutional Fund Institutional Service Class – CSABX • Institutional Class – [          ]

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund Institutional Service Class – AAPEX • Institutional Class – AAPIX

Aberdeen Emerging Markets Institutional Fund Institutional Service Class – AEMSX • Institutional Class – ABEMX

Aberdeen International Equity Institutional Fund Institutional Service Class – [          ] • Institutional Class – WPIEX

Aberdeen Global Fixed Income Fund Class A – CUGAX • Class C – CGBCX • Class R – AGCRX • Institutional Service Class – CGFIX • Institutional Class – AGCIX

Aberdeen Global Small Cap Fund Class A – WVCCX • Class C – CPVCX • Class R – WPVAX • Institutional Service Class – AGCRX • Institutional Class – ABNIX

Aberdeen Tax Free Income Fund Class A – NTFAX• Class B – GTIBX • Class C – GTICX • Class D – NATFX

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 21 series as of the date hereof.  This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (each, a “Fund” and collectively, the “Funds”).  The Trust has two additional series, the Core Plus Income Fund and the Core Income Fund, which are contained in a separate SAI.

This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds.  It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Funds dated [February 28], 2010.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.  You can order copies of the Prospectuses without charge by writing to [State Street Bank and Trust Company (“State Street”)] at [                        ] or calling (toll-free) [866-667-9231].

The Funds’ audited financial statements for the fiscal year ended October 31, 2009, and the related report of [     ] LLP, independent registered public accounting firm for the Funds, which are contained in the Funds’ 2009 Annual Report, are incorporated herein by reference in the section “Financial Statements.”  No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained upon request and without charge by writing to or by calling State Street at 866-667-9231.

2

i

GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007.  The Trust currently consists of 21 separate series, each with its own investment objective.

Certain Funds in this SAI were created to acquire the assets and liabilities of the corresponding Fund of Nationwide Mutual Funds (each, a “Nationwide Predecessor Fund,” collectively, the “Nationwide Predecessor Funds”) as shown in the chart below.

Fund	Corresponding Predecessor Fund
Aberdeen U.S. Equity Fund (“U.S. Equity Fund”) (formerly, the Aberdeen Select Growth Fund)	Nationwide Growth Leaders Fund

Aberdeen Global Equity Fund (“Global Equity Fund”) (formerly Aberdeen Select Worldwide Fund)	Nationwide Worldwide Leaders Fund

Aberdeen China Opportunities Fund (“China Opportunities Fund”)	Nationwide China Opportunities Fund

Aberdeen Emerging Markets Fund (“Emerging Markets Fund”) (formerly Aberdeen Developing Markets Fund)	Nationwide Emerging Markets Fund

Aberdeen International Equity Fund (“International Equity Fund”)	Nationwide International Growth Fund

Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)	Nationwide U.S. Growth Leaders Long-Short Fund

Aberdeen Global Financial Services Fund (“Global Financial Services Fund”)	Nationwide Global Financial Services Fund

Aberdeen Natural Resources Fund (“Natural Resources Fund”)	Nationwide Natural Resources Fund

Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Fund: Growth”)	Nationwide Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Fund: Moderate Growth”)	Nationwide Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Fund: Moderate”)	Nationwide Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Fund: Defensive”)	Nationwide Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Fund: Specialty”)	Nationwide Optimal Allocations Fund: Specialty

Aberdeen Small Cap Fund (“Small Cap Fund”)	Nationwide Small Cap Fund

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Fund	Corresponding Predecessor Fund
Aberdeen Tax-Free Income Fund (“Tax-Free Fund”)	Nationwide Tax-Free Income Fund

Certain Funds in this SAI were created to acquire the assets and liabilities of the corresponding Fund of the Credit Suisse Fund (each a “Credit Suisse Predecessor Fund,” collectively, the “Credit Suisse Predecessor Funds”) as shown in the chart below.

Fund	Corresponding Predecessor Fund

Aberdeen Asia Bond Institutional Fund (“Asia Bond Institutional Fund”)

Asia Bond Portfolio, a series of Credit Suisse Institutional Fund, Inc.

Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)	Credit Suisse Global Fixed Income Fund

Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)	Credit Suisse Global Small Cap Fund

Aberdeen International Equity Institutional Fund (“International Equity Institutional Fund”)	International Focus Portfolio, a series of Credit Suisse Institutional Fund, Inc.

The Aberdeen Emerging Markets Institutional Fund (the “Emerging Markets Institutional Fund”) was created to acquire the assets and liabilities of the Aberdeen Emerging Markets Fund, a series of The Advisors’ Inner Circle Fund II (the “Emerging Markets Predecessor Fund”).

The Nationwide Predecessor Funds, the Credit Suisse Predecessor Funds and the Emerging Markets Predecessor Fund (collectively, the “Predecessor Funds”), for purposes of the reorganization, are considered the accounting survivors and accordingly, certain financial history of the Predecessor Funds is included in this SAI.

Each of the Funds, except the Global Equity Fund, the Global Financial Services Fund, the Natural Resources Fund, the Asia Bond Institutional Fund and each of the Optimal Allocations Funds, is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Global Equity Fund, the Global Financial Services Fund, the Natural Resources Fund, the Aberdeen Asia Bond Institutional Fund and each of the Optimal Allocations Funds, is a non-diversified open-end management investment company as defined in the 1940 Act.

2

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks.  The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks.  This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.  The following tables set forth additional information concerning permissible investments and techniques for each of the Funds.  A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique.  An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

With respect to the Optimal Allocations Funds (the “Funds of Funds”), this SAI, like the Prospectuses, uses the term “Fund” to include the mutual funds in which each of the Funds of Funds will invest (the “Underlying Funds”).

Please review the discussions in the Prospectuses for further information regarding the investment objective and policies of each Fund.

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TYPES OF INVESTMENT OR TECHNIQUE	U.S. EQUITY	GLOBAL EQUITY	CHINA OPPORTUNITIES	EMERGING MARKETS	INTERNATIONAL EQUITY	EQUITY LONG- SHORT	GLOBAL FINANCIAL SERVICES	NATURAL RESOURCES
Investment Grade Debt Securities	Y	Y	Y	Y	Y	Y	Y	Y
Medium Quality Debt Securities	Y		Y	Y	Y	Y	Y	Y
Asset-backed securities	Y							Y
Certificates of Deposits and Bankers’ Acceptances	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed and mortgage pass-through securities	Y			Y	Y
Stripped mortgage securities
Collateralized mortgage obligations
Common stock	Y	Y	Y	Y	Y	Y	Y	Y
Interests in Publicly Traded Limited Partnerships	Y	Y	Y	Y	Y	Y	Y	Y
Small Company and Emerging Growth Stocks	Y	Y	Y	Y	Y	Y	Y	Y
Special Situation Companies	Y	Y	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including Developing Countries)	Y	Y	Y	Y	Y	Y	Y	Y
Depository Receipts	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Sovereign Debt		Y	Y	Y	Y			Y
Equity Linked Notes			Y
Foreign Currencies	Y	Y	Y	Y	Y	Y	Y	Y
Brady Bonds		Y	Y	Y	Y			Y
Foreign commercial paper		Y		Y	Y			Y
Initial Public Offerings	Y		Y			Y		Y

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TYPES OF INVESTMENT OR TECHNIQUE	U.S. EQUITY	GLOBAL EQUITY	CHINA OPPORTUNITIES	EMERGING MARKETS	INTERNATIONAL EQUITY	EQUITY LONG- SHORT	GLOBAL FINANCIAL SERVICES	NATURAL RESOURCES
Forward currency contracts	Y	Y	Y	Y	Y	Y	Y	Y
Non-investment grade debt (High Yield/High Risk Bonds)	Y			Y	Y	Y
Illiquid and Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y
Borrowing	Y	Y	Y	Y	Y	Y	Y	Y
Indexed securities	Y		Y			Y		Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y
Real estate investment trust (REITs)	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Strategic Transactions and Derivatives	Y	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y	Y
Swap, Caps, Floors and Collars	Y							Y
Credit Default Swaps								Y
Stripped zero coupon securities				Y	Y		Y
Custodial Receipts
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y	Y	Y
When-issued/delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y
Temporary Investments	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y
Securities of Investment companies	Y	Y	Y	Y	Y	Y	Y	Y

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TYPES OF INVESTMENT OR TECHNIQUE	U.S. EQUITY	GLOBAL EQUITY	CHINA OPPORTUNITIES	EMERGING MARKETS	INTERNATIONAL EQUITY	EQUITY LONG- SHORT	GLOBAL FINANCIAL SERVICES	NATURAL RESOURCES
Preferred stocks	Y	Y	Y	Y	Y	Y	Y	Y
Pay-in-kind bonds				Y	Y
Deferred payments securities				Y	Y		Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y	Y
Put Bonds
Municipal Securities
Strip Bonds
Short Sales		Y	Y	Y	Y	Y	Y	Y
Exchange-Traded Funds	Y	Y			Y	Y	Y
Floating and Variable Rate Instruments	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Dollar Rolls
Extendable Commercial Notes								Y

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TYPES OF INVESTMENT OR TECHNIQUE	OPTIMAL ALLOCATIONS FUND: GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE	OPTIMAL ALLOCATIONS FUND: DEFENSIVE	OPTIMAL ALLOCATIONS FUND: SPECIALTY	SMALL CAP	TAX-FREE INCOME
Investment Grade Debt Securities	Y	Y	Y	Y	Y	Y	Y
Medium Quality Debt Securities	Y	Y	Y	Y	Y	Y	Y
Asset-backed securities	Y	Y	Y	Y	Y		Y
Certificates of Deposits and Bankers’ Acceptances	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed and mortgage pass-through securities	Y	Y	Y	Y	Y		Y
Stripped mortgage securities	Y	Y	Y	Y	Y
Collateralized mortgage obligations	Y	Y	Y	Y	Y
Common stock	Y	Y	Y	Y	Y	Y
Interests in Publicly Traded Limited Partnerships	Y	Y	Y	Y	Y	Y
Small Company and Emerging Growth Stocks	Y	Y	Y	Y	Y	Y
Special Situation Companies	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y
Foreign Securities (including Developing Countries)	Y	Y	Y	Y	Y	Y
Depository Receipts	Y	Y	Y	Y	Y	Y
Foreign Sovereign Debt	Y	Y	Y	Y	Y	Y
Equity Linked Notes	Y	Y	Y	Y	Y
Foreign Currencies	Y	Y	Y	Y	Y	Y
Brady Bonds	Y	Y	Y	Y	Y
Foreign commercial paper	Y	Y	Y	Y	Y

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TYPES OF INVESTMENT OR TECHNIQUE	OPTIMAL ALLOCATIONS FUND: GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE	OPTIMAL ALLOCATIONS FUND: DEFENSIVE	OPTIMAL ALLOCATIONS FUND: SPECIALTY	SMALL CAP	TAX-FREE INCOME
Initial Public Offerings	Y	Y	Y	Y	Y	Y
Forward currency contracts	Y	Y	Y	Y	Y	Y
Non-investment grade debt (High Yield/High Risk Bonds)	Y	Y	Y	Y	Y	Y	Y
Illiquid and Restricted securities	Y	Y	Y	Y	Y	Y	Y
Borrowing	Y	Y	Y	Y	Y	Y	Y
Indexed securities	Y	Y	Y	Y	Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y
Real estate investment trust (REITs)	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y
Strategic Transactions and Derivatives	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y
Swap, Caps, Floors and Collars	Y	Y	Y	Y	Y
Credit Default Swaps	Y	Y	Y	Y	Y
Stripped zero coupon securities	Y	Y	Y	Y	Y		Y
Custodial Receipts	Y	Y	Y	Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y
When-issued/delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y
Temporary Investments	Y	Y	Y	Y	Y	Y	Y

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TYPES OF INVESTMENT OR TECHNIQUE	OPTIMAL ALLOCATIONS FUND: GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE	OPTIMAL ALLOCATIONS FUND: DEFENSIVE	OPTIMAL ALLOCATIONS FUND: SPECIALTY	SMALL CAP	TAX-FREE INCOME
Money market instruments	Y	Y	Y	Y	Y	Y	Y
Securities of Investment companies	Y	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y
Pay-in-kind bonds	Y	Y	Y	Y
Deferred payments securities	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y
Put Bonds	Y	Y	Y	Y
Municipal Securities	Y	Y	Y	Y			Y
Strip Bonds	Y	Y	Y	Y
Short Sales	Y	Y	Y	Y	Y
Exchange-Traded Funds	Y	Y	Y	Y	Y	Y
Floating and Variable Rate Instruments	Y	Y	Y	Y	Y	Y	Y
Mortgage Dollar Rolls	Y	Y	Y	Y	Y
Extendable Commercial Notes	Y	Y	Y	Y

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TYPES OF INVESTMENT OR TECHNIQUE	ASIA BOND INSTITUTIONAL FUND	GLOBAL FIXED INCOME FUND	GLOBAL SMALL CAP FUND	EMERGING MARKETS INSTITUTIONAL FUND	ASIA-PACIFIC (EX- JAPAN) EQUITY INSTITUTIONAL FUND	INTERNATIONAL EQUITY INSTITUTIONAL FUND
Debt Obligations	Y	Y	Y			Y
Adjustable Rate Securities	Y	Y	Y			Y
Floating and Variable Rate Instruments	Y	Y	Y	Y	Y	Y
Asset-backed securities	Y	Y	Y			Y
Certificates of Deposits and Bankers’ Acceptances	Y	Y	Y	Y	Y	Y
Mortgage-backed and mortgage pass-through securities	Y	Y	Y			Y
Stripped mortgage securities	Y	Y
Collateralized mortgage obligations	Y	Y	Y			Y
Convertible securities	Y	Y	Y	Y	Y	Y
Dollar roll transactions	Y	Y	Y			Y
Foreign Securities (including Developing Countries)	Y	Y	Y	Y	Y	Y
Depositary Receipts	Y	Y	Y	Y	Y	Y
Foreign Sovereign Debt	Y	Y	Y			Y
Foreign Currencies	Y	Y	Y	Y	Y	Y
Brady Bonds	Y	Y	Y			Y
Forward currency contracts	Y	Y	Y	Y	Y	Y
Foreign fixed income securities including Sovereign Debt and Privatized Enterprises	Y	Y	Y			Y
Non-investment grade debt (High Yield/High Risk Bonds)	Y	Y	Y			Y
Illiquid and Restricted securities	Y	Y	Y	Y	Y	Y
Borrowing	Y	Y	Y	Y	Y	Y
Lending of portfolio securities	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y
Real estate investment trust (REITs)		Y	Y	Y	Y	Y

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TYPES OF INVESTMENT OR TECHNIQUE	ASIA BOND INSTITUTIONAL FUND	GLOBAL FIXED INCOME FUND	GLOBAL SMALL CAP FUND	EMERGING MARKETS INSTITUTIONAL FUND	ASIA-PACIFIC (EX- JAPAN) EQUITY INSTITUTIONAL FUND	INTERNATIONAL EQUITY INSTITUTIONAL FUND
Repurchase agreements	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y
Strategic Transactions and Derivatives	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y
Swaps, Caps, Floors and Collars	Y	Y	Y			Y
Credit Default Swaps	Y	Y	Y			Y
Currency Transactions	Y	Y	Y			Y
Stripped zero coupon securities/Custodial Receipts	Y	Y	Y			Y
Supranational Entities	Y	Y	Y			Y
U.S. government securities	Y	Y	Y	Y	Y	Y
Warrants		Y	Y	Y	Y	Y
When-issued/delayed-delivery securities	Y	Y	Y	Y	Y	Y
Standby Commitment Agreements	Y	Y				Y
Temporary Investments	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y
Securities of Investment companies	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y
Municipal Securities		Y
Structured Securities	Y	Y	Y			Y
Medium Company, Small Company and Emerging Growth Stocks	Y	Y	Y	Y	Y	Y
Special Situation Companies	Y	Y	Y	Y	Y	Y
Short Sales		Y	Y			Y
Credit Linked Notes	Y

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TYPES OF INVESTMENT OR TECHNIQUE	ASIA BOND INSTITUTIONAL FUND	GLOBAL FIXED INCOME FUND	GLOBAL SMALL CAP FUND	EMERGING MARKETS INSTITUTIONAL FUND	ASIA-PACIFIC (EX- JAPAN) EQUITY INSTITUTIONAL FUND	INTERNATIONAL EQUITY INSTITUTIONAL FUND
Private Fund Investments			Y
Direct Debt Instruments	Y	Y
Advance Refunded Bonds	Y	Y
Eurodollar Instruments	Y	Y	Y			Y
Eurobond Obligations	Y	Y	Y			Y
Foreign Commercial Paper	Y	Y		Y	Y
Private Placement Commercial Paper	Y	Y
Indexed Securities	Y	Y	Y			Y
Participation Interests	Y	Y	Y			Y
Securities Backed by Guarantees	Y	Y	Y			Y
Equity Linked Notes	Y	Y	Y			Y
Exchange-Traded Funds	Y	Y	Y	Y	Y	Y
Trust Preferred securities	Y	Y	Y			Y
Put Bonds	Y	Y
Loans	Y	Y
Inverse Floating Rate Instruments	Y	Y
Common Stock		Y	Y	Y	Y	Y
Pay in Kind Bonds and Deferred Payment Securities	Y	Y		Y	Y
Interests in Publicly Traded Limited Partnerships				Y	Y
Initial Public Offerings				Y	Y
Corporate Obligations	Y	Y	Y			Y

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Recent Market Events

Recent events have resulted, and may continue to result, in an unusually high degree of volatility and turmoil in the U.S. and international markets.  It is uncertain whether or for how long these conditions will continue.  These events and possible continuing market turbulence may have an adverse effect on the Funds.

The Funds of Funds

Each of the Optimal Allocations Funds is a “fund of funds,” which means that each such Fund invests primarily in other mutual funds.  The Prospectus discusses the investment objectives and strategies for such Funds and explains the types of underlying mutual funds (the “Underlying Funds”) in which each Fund of Funds may invest.  Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward.  Each Fund of Funds allocates its assets among different Underlying Funds.  Periodically, each Fund of Funds will adjust its asset allocation target ranges to ensure broad diversification and to adjust to changes in market conditions.

Information Concerning Duration

Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates.  Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity.  Some obligations also have call provisions.  Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security).  However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.  Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents.  Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments.  Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time.  For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity.  In general, all other factors being the same, the lower the stated or coupon rate of

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interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security.  For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset.  Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities.  The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure.  In these and other similar situations, the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser” or “Aberdeen”) or subadviser(s) will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure.  Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates.  When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration.  When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios.  With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Debt Obligations

Debt Securities Generally.  The Funds may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.  Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in

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interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria.  High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor Services (“Moody’s”).  In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate.  Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Adviser or subadviser(s) to evaluate potential investments.  This is particularly important for lower-quality securities.  Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history.  Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund.  In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events.  None of these events generally will require sale of such securities, but the Adviser or subadviser(s) will consider such events in its determination of whether the Fund should continue to hold the securities.  In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment-Grade Securities.  The Funds may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser.  Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.  To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Medium-Quality Securities.  Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO (e.g., rated Baa by Moody’s or BBB by Standard & Poor’s or Fitch).  Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities.  In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower Quality (High-Risk) Securities.  Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4

15

by Fitch; and (iii) unrated debt securities of comparable quality.  Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  There is more risk associated with these investments because of reduced creditworthiness and increased risk of default.  Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.  Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed in “Non-investment grade debt (High Yield/High Risk Bonds)” below.

Adjustable Rate Securities.  The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Asset-Backed Securities.  Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.  Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses

16

results from payment of the insurance obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  A Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  The availability of asset-backed securities may be affected by legislative or regulatory developments.  It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.  Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Other Asset-Backed Securities.  The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the collateralized mortgage obligation structure.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”).  CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments.

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The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability.  In addition, there may be no liquid market for such securities.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.  If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks.  For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies.  Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Certificates of Deposit and Bankers’ Acceptances.  Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the

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time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.  Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

Eurodollar and Yankee Obligations.  Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks.  Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk.  Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.  However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Eurodollar Instruments.  A Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.  Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

Eurobond Obligations.  A Fund may invest in Eurobond obligations, which are fixed income securities.  The Eurobonds that a Fund will purchase may include bonds issued and

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denominated in euros.  Eurobonds may be issued by government and corporate issuers in Europe.  Eurobond obligations are subject to the same risks that pertain to domestic issuers, notably credit risk, market risk and liquidity risk.  However, Eurobond obligations are also subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital from flowing across its boarders.  Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Private Placement Commercial Paper.  Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors.  Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.  Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Adviser or a subadviser(s) believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Mortgage-Backed Securities and Mortgage Pass-Through Securities.  Certain Funds may invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.  The pools underlying mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties.  Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest.  These variable rates of interest reset periodically to align themselves with market rates.  A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease.  Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates.  During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant.  Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

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Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

One difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index.  The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.  The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Mortgage-backed securities either issued or guaranteed by GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”) (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund).  The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“GNMA”).  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely

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payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.  These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares.  Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders.  Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government.  The value of the companies’ securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis.  In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas that FNMA and FHLMC could buy, and until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock.  In September 2008, the U.S. Treasury Department announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.  In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.  First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets.  The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC.  Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009.  Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009.  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.  The effect that this conservatorship will have on FNMA’s and FHLMC’s debt and equities is unclear.

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To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.  Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.  Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a Fund to a lower rate of return upon reinvestment because the proceeds from such prepayments may be reinvested at lower prevailing interest rates.  Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.  When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund’s shares.  If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return.  However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  Also, a Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  A Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary.  As new types of mortgage-related securities are developed and offered to investors, a Fund,

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consistent with its investment objective and policies, may consider making investments in such new types of securities.

Impact of Sub-Prime Mortgage Market.  Certain Funds may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default.  Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets.  As a result, a Fund’s investments in certain fixed-income securities may decline in value, its market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Stripped Mortgage Securities.  Certain Funds may invest in stripped mortgage securities.  Stripped mortgage securities are derivative multiclass mortgage securities.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Stripped mortgage securities have greater volatility than other types of mortgage securities.  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed.  Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class).  The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes.  Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs.  IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs.  Unlike IOs, the owner also has the right to receive a very small portion of the principal.  Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs.  The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.  See “Additional General Tax Information For The Funds” in this SAI.

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The Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations.  For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO.  Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.  The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates.  The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.  The market for collateralized mortgage obligations and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Fund may have difficulty in selling such securities.

Collateralized Mortgage Obligations (“CMOs”).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.  The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

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The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Certain Funds may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier.  PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range.  If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted.  The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted.  Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Common Stock.  Certain Funds may invest in common stock, but currently do not intend to invest in this type of security to any significant extent.  A Fund may receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock.  In such situations, a Fund will hold the common stock at the Adviser’s discretion.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, a Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Corporate Obligations.  Investment in corporate debt obligations involves credit and interest rate risk.  The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise.  Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.  Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Interests In Publicly Traded Limited Partnerships.  Those Funds that invest in common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be

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considered “qualifying income” under the Code and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Medium Company, Small Company and Emerging Growth Stocks.  Investing in securities of  medium-sized companies, small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss.  Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general.  Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.  Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies.  “Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.  The Adviser or subadviser(s) of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth.  There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

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Convertible Securities.  Certain Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock.  Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.  Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity.  Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity.  Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock.  In

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addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity.  Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

Foreign Securities.  Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities.  Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.  Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

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Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

Investment in Companies in Developing Countries.  Investments may be made from time to time in companies in developing countries as well as in developed countries.  Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.  Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities.  Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions.  The extent of economic development, political stability and market depth of different countries varies widely.  Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed.  Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume.  The limited liquidity of securities markets in developing countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities.  Conversely, a Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices.  In addition, a Fund may be required to

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establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners.  Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years.  Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed.  Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available.  A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present.  During the period commencing from a Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

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Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Asian Risk.  Since the Asia Bond Institutional Fund invests a significant portion of its assets in Asian securities, it is subject to general economic and political conditions in Asia.  The Fund may be more volatile than a fund which is broadly diversified geographically.  Additional factors relating to Asia that an investor in the Fund should consider include the following:

Political, Social and Economic Factors.  The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe.  Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.  Such social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund’s assets.

  Some governments in the Asian region are authoritarian in nature and influenced by security forces.  For example, during the course of the last twenty-five years, governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos and India is engaged in border disputes with several of its neighbors, including China and Pakistan.  An uneasy truce exists between North Korea and South Korea and the two countries technically remain in a state of war. In addition, North Korea’s nuclear weapons program has caused an increased level of risk of military conflict to the area.

Most of the economies of Asia are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union.  The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia.  In addition, some of the economies of Asia, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.  There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Fund held in foreign countries.  Governments in certain Asian countries participate to a significant degree, through ownership

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interests or regulation, in their respective economies.  Action by these governments could have a significant adverse effect on market prices of the Fund’s securities and its share price.

Market Characteristics.  Most of the securities markets of Asia have substantially less volume than the NYSE, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size.  Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development.  Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States.  In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities.  Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies.  Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy.  Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.  To the extent that any of the Asian countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S.  Settlement procedures in certain Asian countries are less developed and reliable than those in the U.S. and in other developed markets, and the Fund may experience settlement delays or other material difficulties.  Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations.  The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of shares of the Fund.

There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States.  In addition, existing laws and regulations are often inconsistently applied.  As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.  Less information will, therefore, be available to the Fund than in respect of investments in the U.S.  Further, in certain Asian countries, less information may be available to the Fund than to local market participants.

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Brokers in Asian countries may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress.

In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principals (“GAAP”) used in the United States.  The use of some accounting policies, such as the constant purchasing power method, can cause distortion in some cases. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

Energy.  Asia has historically depended on oil for most of its energy requirements.  Almost all of its oil is imported.  In the past, oil prices have had a major impact on the Asian economy.  In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption.  However, there is no guarantee that this favorable trend will continue.

Natural Disasters.  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.  The long-term economic effects of such geological factors on the Asian economy as a whole, and on the Fund’s investments and share price, cannot be predicted.

Avian Flu Virus.  The possibility of an influenza pandemic is a major uncertainty facing Asia.  Since early 2004, the H5N1 influenza virus, commonly known as “avian flu,” has been spreading in poultry populations throughout Asia.  It has curtailed the export of poultry products from a number of countries.  Since backyard farming is a source of income for many rural households in the region, avian flu has contributed to an already high level of rural poverty.

Public health experts fear that the H5N1 virus could mutate and become a human influenza.  If it did, human costs would be substantial, and it would have important economic ramifications.  Developing and emerging countries in Asia may face immense challenges in coping with the stresses that would be placed on their health and social infrastructure and on public services.  The outbreak of a global pandemic flu may adversely impact the Asian economy, which may also have a negative impact on the Fund and its share price.

Investing in China.  In addition to the risks listed above under “Foreign Securities” and “Investment in Companies in Developing Countries” investing in China presents additional risks.  Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets.  Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to

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support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations.

Investment in China is subject to certain political risks.  Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation.  There can be no assurance that the Chinese government will not take similar action in the future.  The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future.  This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.  China has committed by treaty to preserve Britain to China.  However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Asia-Pacific (ex-Japan) Region.  The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan.

Depositary Receipts.  Certain Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

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A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities.  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities.  In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.  Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt Risk. Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the IMF, and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the

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rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.  To the extent that a Fund invests in obligations issued by emerging markets, these investments involve additional risks.  Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.

Equity-Linked Notes.  Certain Funds may invest in equity-linked notes.  An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks.  Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities.  The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate.  Equity-linked notes will be considered equity securities for purposes of the Fund’s investment objective and strategies.

The price of an equity-linked note is derived from the value of the underlying linked securities.  The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities.  Such notes therefore may be considered to have speculative elements.  However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note.  Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked.  If so secured, a Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Equity-linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Adviser or subadvisers to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors.  Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities.  Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

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As with any investment, a Fund can lose the entire amount it has invested in an equity-linked note.  The secondary market for equity-linked notes may be limited.  The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

Trust Preferred Securities. A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer.  The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term.  As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected.  Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer.  The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.  Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances.  The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities.  Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds to sell their holdings.

Foreign Currencies.  Certain Funds may invest in foreign currencies.  Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance.  If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the dollar.

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Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Currency Transactions.  A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by Standard & Poor’s or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below.  Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

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To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars.  The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described above under “Use of Segregated and Other Special Accounts.”

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Brady Bonds.  Certain Funds may invest in Brady Bonds.  Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.”  Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and

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borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.  The Adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.  However, there can be no assurance that the Adviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.  Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.  Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.  The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves.  In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.  However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.  A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Foreign Commercial Paper.  Certain Funds may invest in commercial paper which is indexed to certain specific foreign currency exchange rates.  The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding.  A Fund will purchase such commercial paper with the currency in

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which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.  While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.  A Fund will purchase such commercial paper for hedging purposes only, not for speculation.  A Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Initial Public Offering (IPO).  Certain Funds may invest in IPOs.  The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract.  If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established.  Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Currency Hedging.  While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates.  Because the value of a Fund’s investments denominated in foreign currency will change in

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response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted.  Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge their currency exposure in specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Foreign Fixed Income Securities.  Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Adviser’s analysis without relying on published ratings.  Since such investments will be based upon the Adviser’s analysis rather than upon published ratings, achievement of a Fund’s goals may depend more upon the abilities of the Adviser than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar.  The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency

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exchange rate risks.  A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Privatized Enterprises.  Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization.  The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises.  A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors.  Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises.  The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management.  Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector.  However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise.  In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them.  After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected.  Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Non-Investment Grade Debt (High Yield/High Risk Bonds).   Certain Funds may purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Adviser.  These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally

44

involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories.  The lower the ratings of such debt securities, the more their risks render them like equity securities.  Securities rated D may be in default with respect to payment of principal or interest.  See Appendix B to this SAI for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.  During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing.  The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market.  Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the fund’s assets.  Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.  For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate

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corporate restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues.  In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering.  Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities.  A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act.  Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  Restricted securities are often illiquid, but they may also be liquid.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.   Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Adviser or subadviser(s) has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable.   To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded.  Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses.  A Fund may be deemed to be an “underwriter” for purposes of the Securities Act, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security.  In addition, it may be more difficult to determine a market value for restricted or illiquid securities.  Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it

46

decided to sell.  This investment practice, therefore, could have the effect of decreasing the level of illiquidity of such Fund.

Borrowing.  A Fund may borrow money from banks, limited by the Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes.  A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Leverage.  The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding.  Borrowings will create interest expenses for a Fund which can exceed the income from the assets purchased with the borrowings.  To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced.  In the latter case, the applicable Fund’s Adviser or subadviser(s) in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede the Adviser or subadviser(s) from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Indexed Securities.  Certain Funds may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).  Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

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Investment in indexed securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest.  A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security.  These instruments may have fixed, floating or variable interest rates with remaining maturities of 397 days or less.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest.  For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest.  As to these instruments, a Fund generally intends to exercise their right to demand payment only upon a default under the terms of the security.

Securities Backed by Guarantees.  A Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions.  Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Lending of Portfolio Securities.  A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.  By lending its portfolio securities, a Fund can increase its income through the investment of the collateral.  For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash.  From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive

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reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.   These conditions may be subject to future modification.

 Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.  In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%.  Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral.  These losses generally would be borne by the Fund participating in the securities lending, which would have a negative impact on the participating Fund’s performance.

Investment of Securities Lending Collateral.  The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to:  (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following:  A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S.  countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs).  Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI.  Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis.  Master notes may or may not be collateralized by underlying securities.  If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

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Medium term notes are unsecured, continuously offered corporate debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

Real Estate Investment Trusts (“REITs”).  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of a Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements.  A Fund may invest in repurchase agreements pursuant to its investment guidelines.  In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight.  It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Repurchase agreements are considered by the staff of the SEC to be loans by a Fund.  Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.  The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price

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upon repurchase.  In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself.  Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price.  However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements.  A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price.  A Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”).  When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest).  The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest).  A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of fund assets and their yields.

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Strategic Transactions, Derivatives and Synthetic Investments.  A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain.  These strategies may be executed through the use of derivative contracts.  In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms.  In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities.  Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts.  Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover their obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, counterparties involved. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at

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inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.  The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets.  As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A put

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option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

Over-the-counter options (“OTC options”) entered into by a Fund, including those on securities, currency, financial instruments or indices and Options Clearing Corporation (“OCC”) issued and exchange listed index options, will generally provide for cash settlement.  As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess.  Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

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Combined Transactions.  A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

General Characteristics of Futures.  Certain Funds may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets.  Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.  Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.  Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund.  If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit

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for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of such Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.  The segregation requirements with respect to futures contracts and options thereon are described below.

General Characteristics of Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described above under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in

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the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  A Fund is authorized to purchase and sell exchange listed options and OTC options.  Exchange listed options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security,

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currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser.  The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts.  All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.  In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Swaps (“Swaptions”).  The Asia Bond Institutional Fund and Global Fixed Income Fund may purchase and sell put and call options on swap agreements, commonly referred to as swaptions.  A Fund will enter into such transactions for hedging purposes or to

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seek to increase total return.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the Commodity Futures Trading Commission (the “CFTC”).

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.

While the Asia Bond Institutional Fund and Global Fixed Income Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between a Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, a Fund’s use of swaptions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that the Adviser’s judgment in this respect will be correct.

Swaps, Caps, Floors and Collars.  Among the Strategic Transactions into which certain Funds may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars.  A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later

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date.  A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser.  If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps.  Certain Funds may enter into credit default swap contracts.  A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers).  A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs.  If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations.  As the seller in a credit default swap contract, a Fund

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effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment might expire worthless.  It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Stripped Zero Coupon Securities/Custodial Receipts.   Certain Funds may invest in stripped zero coupon securities, however only the Optimal Allocations Fund: Defensive may invest in custodial receipts.  Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm.  A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS™) and Certificate of Accrual on Treasuries (CATS™).  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities.  Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

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U.S. Government Securities.  There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury.  These instruments are backed by the “full faith and credit” of the United States.  They differ primarily in interest rates, the length of maturities and the dates of issuance.  Treasury bills have original maturities of one year or less.  Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer.  With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.  U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable.  Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates.  These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of the Fund.  There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time.  Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates.  For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase.  In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.  Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium.  Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity.  As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds.  TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation.  The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that

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securities with other maturities will be issued in the future.  TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.  For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Warrants.  Certain Funds may invest in warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities and Delayed-Delivery.  A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward

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delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund.  When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the securities may be more or less than the purchase price.  A Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets.  Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Standby Commitment Agreements.  Each of the Asia Bond Institutional Fund, the Global Fixed Income Fund and the International Equity Institutional Fund may invest in standby commitment agreements.  These agreements commit the Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer.  The price and coupon of the security is fixed at the time of the commitment.  At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued.  The Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the

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option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Temporary Investments.  Generally each Fund will be fully invested in accordance with its investment objective and strategies.  However, pending investment of cash balances or for other cash management purposes, or if the Adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; (7) high quality debt securities without equity features; and (8) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest.  Should this occur, a Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

Money Market Instruments.  Money market instruments may include the following types of instruments:

•                                          obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•                                          obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•                                          obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•                                          asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•                                          repurchase agreements;

•                                          bank or savings and loan obligations;

•                                          commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations.  It may also be issued by foreign governments, and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and

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guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•                                          bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•                                          high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser or subadviser(s);

•                                          extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•                                          unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Securities of Investment Companies.  To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies.  No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.  However, as described above, the Optimal Allocations Funds may invest up to 100% of its assets in other investment companies.  A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.  Some of the countries in which a Fund may invest may not permit direct investment by outside investors.  Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.  Each of the Emerging Markets Institutional Fund and the International Equity Institutional Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Preferred Stock.  Preferred stocks, like some debt obligations, are generally fixed-income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations

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and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities.  PIK bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Loan Participations and Assignments.  A Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share

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price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are

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borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Put Bonds.  The Optimal Allocations Fund: Defensive may invest in “put” bonds.  “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity.  The Adviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued.  The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment.  However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.  For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of such securities, the Optimal Allocations Fund: Defensive will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Loans.  The Asia Bond Institutional Fund and the Global Fixed Income Fund may invest in floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”).  These Borrowers operate in a variety of industries and geographic regions.  The Fund acquires Loans from lenders such as banks, insurance companies, finance companies, other investment companies, and private investment funds.  The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth.  The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”).  The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms

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and conditions of the Loan and the rights of the Borrower and the Lenders.  The Funds may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower.  This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower.  The Loans also have contractual terms designed to protect Lenders.  These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests.  Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.  The Funds generally acquire Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders.  The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale.  Below investment grade fixed income securities are securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower.  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase.  As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

Inverse Floating Rate Instruments.  The Asia Bond Institutional Fund and the Global Fixed Income Fund may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of

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such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Municipal Securities.  Each of the Global Fixed Income Fund and the Tax-Free Fund may invest in municipal securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  In addition, the Tax-Free Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues.  Each Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities.  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Ratings represent the opinions of an NRSRO as to the quality of municipal securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of

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the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase.  The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Private Activity and Industrial Development Bonds.  Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects.  The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Structured Securities.  A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over-the-counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Strip Bonds.  The Optimal Allocations Fund: Defensive may invest in strip bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued.  The market value of these securities generally

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fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

  Short Sales.  Certain Funds may engage in short sales.  In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan.  In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the security declines in price between those two dates.  The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale.  When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund’s unrealized gain or reducing a Fund’s unrealized loss on its short-sale transaction.  Whether a Fund will be successful in utilizing a short sale will depend, in part, on the Adviser’s or subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short.  This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes.  A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price.  In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short

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position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain additional transaction costs associated with short sales against the box.  For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Credit Linked Notes.  The Asia Bond Institutional Fund may invest in credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act of 1933.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Private Fund Investments.  Up to 10% of the Global Small Cap Fund’s net assets may be invested in U.S. or foreign private limited partnerships or other investment funds (“Private Funds”) that themselves invest in private equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts.  In selecting Private Funds for investment, the portfolio management team attempts to invest in a mix of Private Funds that will provide an above-average internal rate of return (i.e., the discount rate at which the present value of an investment’s future cash inflows (dividend income and capital gains) are equal to the cost of the investment).  The Adviser believes that the Fund’s investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors.  Although the Fund’s investments in Private Funds are limited to a maximum of 10% of the Fund’s net assets (measured at the time the investments are made), these investments are highly speculative and volatile and may produce gains or losses in this portion of the Fund that exceed those of the Fund’s other holdings and of more mature companies generally.

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Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund’s ability to invest in them will be limited.  In addition, Fund shareholders will remain subject to the Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds.  The ability of the Fund to dispose of interests in Private Funds is very limited and will involve certain risks.  The Fund values its investment in a Private Fund at the amount invested in the Private Fund, unless and until the Adviser determines that such value does not represent fair value.  The Adviser reviews the fair valued securities daily.  Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody’s or D by S&P.  Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing.

Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Fund’s portfolio invested in these investments.  Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage.  Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

Interests in the Private Funds in which the Fund may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years.  Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment.  Certain of the Private Funds in which the Fund may invest may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee.  Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies.  The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate.  Inaccurate valuations of a Private Fund’s portfolio holdings may affect the Fund’s net asset value calculations.  Private Funds in which the Fund invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

The Fund may also hold non-publicly traded equity securities of companies in the venture capital and post-venture capital stages of development, such as those of closely-held companies or private placements of public companies.  The portion of the Fund’s assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors.  The Fund’s illiquid assets, including Private Funds and other non-publicly traded securities, may not exceed 15% of the Fund’s net assets.

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Other Strategies.  The Global Small Cap Fund may invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized OTC market, such as The Nasdaq Stock Market, Inc., JASDAQ (Japan’s over-the-counter market), EASDAQ (a Brussels-based system that trades stocks from across Europe) and the London Stock Exchange’s Alternative Investment Market (AIM).  The Fund may invest, directly or through Private Funds, in securities of issuers engaged at the time of purchase in “special situations,” such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist.  For temporary defensive purposes, such as during times of international political or economic uncertainty, all of the Fund’s investments may be made temporarily in the U.S.

Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.  The Asia Bond Institutional Fund and the Global Fixed Income Fund may invest in all types of direct debt investments, but among these investments the Funds currently intend to invest primarily in direct loans and trade claims.

When a Fund participates in a direct loan it will be lending money directly to an issuer.  Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders.  Direct loans typically offer better security and structural terms than other types of high yield securities.  Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds.  Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers.  Trade claims typically may sell at a discount.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower.  A Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal.  The value of a Fund’s investments may be adversely affected if scheduled interest or principal payments are not made.  Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed.  Investments in direct debt instruments also involve interest rate risk and liquidity risk.  However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats.  To the extent the direct debt instruments in which a Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as

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a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value.  In order to lessen liquidity risk, the Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund’s net assets to be illiquid. Trade claims may also present a tax risk to the Fund.

The Fund will not invest in trade claims if it effects the Fund’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Advance Refunded Bonds.  The Asia Bond Institutional Fund and the Global Fixed Income Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid.  The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded.  The Fund may also purchase Municipal Securities that have been refunded prior to purchase by the Fund.

Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (ETFs).  ETFs are regulated as registered investment companies under the 1940 Act.  ETFs are publicly traded trusts that acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.  ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.  A Fund will bear its proportionate share of an ETF’s operating and transaction costs.  As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.

An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF.  In addition, the market value of the ETF shares may differ from their

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net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small.  Under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

Floating and Variable Rate Instruments.  Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals.  The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index.  Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate.  A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase.  The Adviser or subadviser(s) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement.  To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Dollar Roll Transactions.  Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price.  The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder.  A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.  Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery

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of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A Fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase.  Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security.  These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing.  Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted.  Additionally, the value of such securities may change adversely before a Fund is able to purchase them.  Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market.  Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security.  Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage Dollar Rolls.  Certain Funds may invest in mortgage dollar rolls.  Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date.  While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale.  A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.  At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities.  Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity.  If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase.  Mortgage dollar roll transactions may be considered a borrowing by a Fund.  (See “Borrowing”)

Mortgage dollar rolls may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse

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repurchase agreements.  Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.  However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll, the Adviser or subadviser(s) believes that such arbitrage transactions do not present the risks to a Fund that are associated with other types of leverage.

Extendable Commercial Note. Extendable commercial notes are variable rate notes which normally  mature within a short period of time (e.g. one month) but which may  be  extended  by  the  issuer  for  a  maximum maturity of thirteen months.  The issuer retains the option to call the note any time during the extension period.

Investing in the Financial Services Industry.  The Aberdeen Global Financial Services Fund concentrates its investments in the financial services industry, and the value of the Fund’s shares may be more volatile than mutual funds that do not similarly concentrate their investments.  The financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products.  Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change.  Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions.  Insurance companies can be subject to heavy price competition, claims activity, marketing competition and general economic conditions.  Certain lines of insurance can be significantly influenced by specific events.  For example, property and casualty insurer profits may be affected by certain weather catastrophes and other natural and manmade disasters, including terrorism.  The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish.  For example, recent mergers have combined insurance, finance and securities brokerage under single ownership.  On the other hand, some financial service companies like Citigroup Inc. which sought to create a financial services supermarket are currently in the process of shedding certain lines of business.  Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Events in 2008 highlighted the heightened risks of, and potential for loss by, investing in financials services companies.  A correction in the U.S. housing market involving falling housing prices, rising mortgage default and foreclosure rates, and deteriorating mortgage assets on the books of commercial and investment banks led to: (i) distressed mergers such as JP Morgan Chase Bank’s agreement to buy failing investment bank, Bear Stearns, Bank of America’s acquisition of investment bank, Merrill Lynch and Wells Fargo’s acquisition of Wachovia; (ii) bank failures such as the seizure of assets of Washington Mutual and IndyMac Bancorp, Inc. by the Federal Deposit Insurance Corporation; (iii) bankruptcies such as that of investment bank Lehman Brothers; (iv) the conversion of investment banks like Morgan Stanley and Goldman Sachs Group Inc. into bank holding companies to allow for government capital infusions; (v) government investment through loans, preferred stock and other forms of government capital infusions in financial service companies such as insurer, AIG and the nine largest banks in the United States; and (vi) other government interventions such as the placing into conservatorship of the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation by the Federal Housing Finance Agency.  Similar problems have occurred throughout the world and foreign governments have had to intervene in their financial services

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sector by taking a number of actions including investing government funds in financial services companies and guaranteeing bank loans.  For example, the government of the United Kingdom nationalized mortgage lenders, Northern Rock and Bradford & Bingley and acquired majority interests in Royal Bank of Scotland Group, HBOS and Lloyds TSB Group.   Iceland nationalized its three largest banks to avert their failure.

In the future, the U.S. Government or its agencies may acquire distressed assets from financial institutions or even nationalize a failing financial services company by acquiring a controlling interest in the company.  In addition, federal, state and other governments, their regulatory agencies or self regulatory organizations may adopt legislation or regulation, including new capital requirements, accounting standards or lending standards, or take other actions that may change the way financial services companies operate and are regulated.  The implications of government ownership, the acquisition of distressed assets, bank holding company conversions or the impact of new legislation and regulation are unclear and may have positive or negative effect on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Investing in Natural Resources Industries.  The Aberdeen Natural Resources Fund concentrates its investments in the natural resources industry and the value of the Fund’s shares may be more volatile than mutual funds that do not similarly concentrate their investments.  The Aberdeen Natural Resources Fund is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel, agriculture or other natural resource related sectors than a more broadly diversified fund.  The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.  The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.  Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors.  As a result, companies in the natural resource sector often have limited pricing power over supplies or for the products they sell which can affect their profitability.  Because the Aberdeen Natural Resources Fund invests primarily in companies with natural resource assets, there is the risk that the Aberdeen Natural Resources Fund will perform poorly during a downturn in natural resource prices.

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Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities.  The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on the Fund’s total rate of return.  In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. There were no significant variations in the Funds’ portfolio turnover rate for the years ended October 31, 2009 and 2008.  The Predecessor Funds have historically had a high portfolio turnover rate.  It is anticipated that due to the change in investment adviser that resulted from the reorganization of each Predecessor Fund and which led to Aberdeen and, as applicable, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited, providing portfolio management to the Funds, the portfolio turnover rate for the Funds will be below historical levels, although such a decrease cannot be guaranteed.

The table below shows the Funds’ portfolio turnover rate for the years ended October 31, 2009 and 2008.

Fund	2009		2008
Equity Long-Short Fund	[ ]	%	[ ]	%
Natural Resources Fund	[ ]	%	[ ]	%
Small Cap Fund	[ ]	%	[ ]	%
U.S. Equity Fund	[ ]	%	[ ]	%
China Opportunities Fund	[ ]	%	[ ]	%
Emerging Markets Fund	[ ]	%	[ ]	%
Global Financial Services Fund	[ ]	%	[ ]	%
International Equity Fund	[ ]	%	[ ]	%
Global Equity Fund	[ ]	%	[ ]	%
Optimal Allocations Fund: Defensive	[ ]	%	[ ]	%
Optimal Allocations Fund: Moderate	[ ]	%	[ ]	%

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Fund	2009		2008
Optimal Allocations Fund: Moderate Growth	[ ]	%	[ ]	%
Optimal Allocations Fund: Growth	[ ]	%	[ ]	%
Optimal Allocations Fund: Specialty	[ ]	%	[ ]	%
Asia Bond Institutional Fund	[ ]	%	[ ]	%
International Equity Institutional Fund	[ ]	%	[ ]	%
Global Fixed Income Fund	[ ]	%	[ ]	%
Global Small Cap Fund	[ ]	%	[ ]	%
Tax Free Income Fund	[ ]	%	[ ]	%

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed.  The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

•      May not (except the Aberdeen Global Equity Fund, Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Optimal Allocation Funds) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•      May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•      May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•      May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

•      May not (except the Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund and Aberdeen Optimal Allocations Funds) purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This

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limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies.  The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, [commercial mortgage, residential mortgage,] equipment finance, premium finance, leasing finance, consumer finance and other finance.  For the Aberdeen Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.

•      May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•      May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Optimal Allocations Funds:

•      May not invest more than 25% of the Fund’s total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Concentration Policies.  Each of the Following Funds Has a Policy Regarding Concentrating its Investments in the Securities of Companies in the Same or Related Industries as Described Below:

The Aberdeen Global Financial Services Fund:*

•      Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment

*      For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

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advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

The Aberdeen Natural Resources Fund:

•      Will invest more than 25% of its total assets in securities of issuers in natural resources industries.  These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.

For each Fund with a policy to concentrate in an industry or group of industries, such Fund will only concentrate in the industry or group of industries identified in its concentration policy, and will not concentrate in any other industries or group of industries.

The Following are the Non-Fundamental Operating Policies of the Funds Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

As a matter of non-fundamental policy, each of the Asia Bond Institutional Fund, Global Fixed Income Fund, Global Small Cap Fund, and International Equity Institutional Fund (unless noted below) currently does not intend to:

•      borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

•      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

•      purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

•      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

•      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

•      lend portfolio securities in an amount greater than 33 1/3% of its total assets;

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•      acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act;

•      pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts (Global Fixed Income Fund and Global Small Cap Fund only).  Additionally, the Asia Bond Institutional Fund may pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act. The Asia Bond Institutional Fund does not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets;

•      purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities and foreign currencies, (b) write covered call options on securities and (c) purchase or write options on futures contracts (International Equity Institutional Fund only);

•      make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets (Global Fixed Income Fund and Global Small Cap Fund only); and

•      invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs (Global Small Cap Fund only).

Each of the Asia Bond Institutional Fund, Global Fixed Income Fund, and Global Small Cap Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of a Fund’s net assets, valued at the time of the transaction, would be invested in such securities.  The International Equity Institutional Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund (except the Asia Bond Institutional Fund, Global Fixed Income Fund, and Global Small Cap Fund, International Equity Institutional Fund, Emerging Markets Institutional Fund and Asia-Pacific (ex-Japan) Institutional Fund) may not:

•      Sell securities short (except for the Aberdeen U.S. Equity Fund and Aberdeen Equity Long-Short Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.  The Aberdeen U.S. Equity Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

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•      Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•      Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

•      Pledge, mortgage or hypothecate any assets owned by the Fund (except for the Aberdeen Equity Long-Short Fund) except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement.  However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Each of the U.S. Equity Fund, Global Equity Fund, China Opportunities Fund, Emerging Markets Fund, International Equity Fund, Equity Long-Short Fund, Global Financial Services Fund, Natural Resources Fund, Small Cap Fund and Tax Free Income Fund may not:

•      Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements.  Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of

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the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or a subadviser’s fiduciary duties.  The Trust, the Adviser, subadvisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website.  The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

Each Fund posts onto the Trust’s internet site substantially all of its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings information becomes available no earlier than 15 calendar days after the end of the previous month.  The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•       A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; and

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•       The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

Eligible third parties to whom portfolio holdings information may be released in advance of general release include service providers such as the Adviser, subadviser, independent registered public accounting firm, custodian, legal counsel, financial printer and proxy voting service.  In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements during the quarter.  The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holding which will describe to whom and under what circumstances such disclosure was made.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE***
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare	24	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board), Aberdeen Global Income Fund (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.

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software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Funds. He also currently serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).

Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	23
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	26	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristine Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	26	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been Managing Editor of BCA Publications Ltd. (financial publications) since 1982. Since 2009, Mr. Smith serves on the Board of Advisors of BCA.	23
Jack Solan****	Trustee since	Mr. Solan was Senior	23

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Year of Birth: 1939	December 2007	Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST†

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE***
Martin Gilbert**** Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983 – present), Aberdeen Asset Management PLC. Director and Chairman (1995 – present), Aberdeen Asset Management Inc. Vice President (March 2008 – present), President (2004 – 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991 – present), Aberdeen Asset Management Asia Limited. Director (2000 – present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**

The Aberdeen Fund Complex consists of the Trust which currently consists of 21 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

***

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market

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Street, 32nd Floor, Philadelphia, Pa 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

OFFICERS OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Gary Marshall Aberdeen Asset Management Limited 40 Princes Street Edinburgh EH2 2BY Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)

Gary Marshall is head of collective funds for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, and chief executive of Aberdeen Asset Management Life and Pensions Ltd. and chief executive officer of Aberdeen Asset Management Inc.  Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.  Mr. Marshall graduated with a BSc (Hons) in Actuarial Mathematics and Statistics from Heriot Watt University and is a qualified Actuary.

Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.  Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)

Currently, Head of Product Management, Collective Funds/North American Open and Closed Funds for Aberdeen Asset Management Inc.  Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.  Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.  In September 2009, Ms. Kennedy became the Head of Product Management. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Timothy Sullivan Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development, Collective Funds/North American Open and Closed Funds for Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Jennifer Nichols Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor	Vice President (Since December 2007)

Currently Head of Legal, U.S., Vice President and Director  for Aberdeen Asset Management Inc.  Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006.  Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003 - 2006).

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Philadelphia, PA 19103 Year of Birth: 1978
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)

Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer.  Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

Shahreza Yusof Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Vice President (Since December 2007)

Currently, Head of Equities, U.S., for Aberdeen Asset Management Inc.  Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore.  Over the years has worked on Aberdeen Asia equities team and became investment director for Japan.  Later Mr. Yusof moved to Aberdeen’s Emerging Markets division in London.  Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

William Baltrus Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)

Currently, Head of Mutual Fund Administration for Aberdeen Asset Management Inc.  Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Mr. Goodson is Head of US Collective Funds and serves as Vice-President for Aberdeen’s registered investment companies in the U.S. and Canada.  He joined Aberdeen from PricewaterhouseCoopers in 2000 and relocated to Aberdeen’s Philadelphia office in 2005.  Mr. Goodson graduated with a BEng (Hons) in Naval Architecture from the University of Southampton, and is a Chartered Accountant.

Lucia Sitar Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009) Vice President (Since December 2008)

Currently, U.S. Counsel for Aberdeen Asset Management Inc.  Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.  Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000 - 2007).

Vincent McDevitt Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103	Chief Compliance Officer (Since June 2008), Vice President-Compliance (Since December 2008)

Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined Aberdeen Asset Management Inc. in January 2008.  He has ten years experience in the investment securities industry.  Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Year of Birth: 1966

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*      Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

Responsibilities of The Board Of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES’ COMMITTEES

The Board of Trustees has three standing committees:  Audit, Nominating and Fund Governance, and Valuation Committees.

The Audit Committee is comprised of Messrs. Sacks, Smith and Solan.  Mr. Solan serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert.  The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditors regarding financial reporting; and (h)  investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.  The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders.  Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.  The Audit Committee met [   ] times during the fiscal year ended October 31, 2009.

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The Nominating and Fund Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone, McCoy and Sheehy.  Mr. Malone serves as Chair of the Nominating Committee.  The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders.  When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.  The Nominating Committee met [   ] times during the fiscal year ended October 31, 2009.

The Valuation Committee is comprised of Messrs. Sheehy and Solan.  Mr. Sheehy serves as Chair of the Valuation Committee.  The purpose of the Valuation Committee is to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures.  The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.  The Valuation Committee met [    ] times during the fiscal year ended October 31, 2009.

Ownership of Shares of Aberdeen Funds

As of December 31, 2009, the Trustees held shares of the Funds as indicated below.

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TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
P. Gerald Malone	$[INSERT RANGE OWNED]	$[INSERT RANGE OWNED]
Richard H. McCoy	$[INSERT RANGE OWNED]	$[INSERT RANGE OWNED]
Peter D. Sacks	$[INSERT RANGE OWNED]	$[INSERT RANGE OWNED]
John T. Sheehy	$[INSERT RANGE OWNED]	$[INSERT RANGE OWNED]
Warren C. Smith	$[INSERT RANGE OWNED]	$[INSERT RANGE OWNED]
Jack Solan	$[INSERT RANGE OWNED]	$[INSERT RANGE OWNED]

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Martin Gilbert	$[INSERT RANGE OWNED]	$[INSERT RANGE OWNED]

* The Family of Investment Companies consists of the Trust, which contains 21 portfolios.

[As of December 31, 2009, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of each Fund’s shares.]

Compensation of Trustees

The Independent Trustees receive compensation from the Funds for their service as Board members.  Each Independent Trustee receives a base annual retainer of $40,000 and a meeting fee of $2,750 for each meeting attended.  The Chairman of the Board receives an additional annual retainer of $12,500 and the Chairman of the Audit Committee receives an additional annual retainer of $7,750.  Prior to [                 ], 2009, each Independent Trustee received a base annual retainer of $21,000 and a meeting fee of $1,500 for each meeting attended.  The Chairman of the Board received an additional annual retainer of $10,000 and the Chairman of the Audit Committee received an additional annual retainer of $5,000.

The Compensation Table below sets forth the total compensation that the Trust paid for the fiscal year ended October 31, 2009.

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TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust		Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
P. Gerald Malone	$	[ ]	None	None	$	[ ]
Richard H. McCoy	$	[ ]	None	None	$	[ ]
Peter D. Sacks	$	[ ]	None	None	$	[ ]
John T. Sheehy	$	[ ]	None	None	$	[ ]
Warren C. Smith	$	[ ]	None	None	$	[ ]
Jack Solan	$	[ ]	None	None	$	[ ]

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust		Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Martin Gilbert	$	[ ]	None	None	$	[ ]
Gary Bartlett**	$	[ ]	None	None	$	[ ]

* The Aberdeen Fund Complex consists of the Trust, which contains 21 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

** Mr. Bartlett resigned as a Trustee in January 2009.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Sales Loads

Class A shares may be sold at net asset value without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates).  The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment.  See Waiver of Class A and Class D Sales Charges for more information.

Code of Ethics

Federal law requires the Trust, the Adviser and subadvisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Regulations under the federal securities laws require the Trust, the Adviser and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds.  The

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summary of such Proxy Voting Guidelines is attached as Appendix C to this SAI.  Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2009 is available (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of the Adviser, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.  The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.  These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds.  For certain Funds, the Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund.  The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however the Adviser does not intend to do so as a routine matter at this time.

Certain of the Funds are subadvised by Aberdeen Asset Management Investor Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”), affiliates of the Adviser.  The Adviser and Subadvisers are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $[    ] billion in assets as of [                 ], 2009 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds,

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charities and private clients, in addition to U.S. registered investment companies.  In rendering investment advisory services, the Adviser and Subadvisers may use the resources of investment advisor subsidiaries of Aberdeen PLC. These affiliates have entered into a memorandum of understanding (“MOU”) with the Adviser and Subadvisers pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of the Adviser and Subadvisers, including the Fund, as associated persons of the Adviser or Subadvisers, subject to supervision by the Adviser or Subadvisers.

The following Funds are subadvised:

Aberdeen Global Equity Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen International Equity Fund

Aberdeen Tax-Free Income Fund

Aberdeen Emerging Markets Institutional Fund

Aberdeen Asia Bond Institutional Fund

Aberdeen Global Fixed Income Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Institutional Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Aberdeen Asset Management Inc.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting

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securities of that Fund, or by either party, on not less than 60 days written notice.  The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is wholly owned by Aberdeen Asset Management PLC, a corporation organized under the laws of Scotland.  Martin Gilbert, Trustee of the Trust, is the Chief Executive Officer of Aberdeen Asset Management PLC.

For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Asset	Investment Advisory Fee
Aberdeen U.S. Equity Fund	$0 up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	$2 billion and more	0.75%
Aberdeen Global Equity Fund	$0 up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	$2 billion and more	0.80%
Aberdeen China Opportunities Fund	$0 up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	$2 billion and more	1.15%
Aberdeen Emerging Markets Fund	$0 up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	$2 billion and more	0.95%
Aberdeen International Equity Fund	$0 up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	$2 billion and more	0.80%
Aberdeen Equity Long-Short Fund(1)	$0 up to $250 million	1.50%
	$250 million and more	1.25%
Aberdeen Global Financial Services Fund	$0 up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	$2 billion and more	0.80%
Aberdeen Natural Resources Fund	$0 up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	$2 billion and more	0.60%
Aberdeen Optimal Allocations Funds:	All Assets	0.15%
Growth Fund
Moderate Growth Fund
Moderate Fund
Defensive Fund
Specialty Fund

(1)      The Adviser has agreed to waive an amount equal to 0.25% from its management fee.

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Aberdeen Small Cap Fund	up to $100 million	0.95%
	$100 million or more	0.80%
Aberdeen Asia Bond Institutional Fund	All Assets	0.50%
Aberdeen Global Fixed Income Fund	All Assets	1.00%
Aberdeen Global Small Cap Fund	All Assets	1.25%
Aberdeen International Equity Institutional Fund	All Assets	0.80%
Aberdeen Emerging Markets Institutional Fund	All Assets	0.90%
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	All Assets	1.00%
Aberdeen Tax-Free Income Fund	$0 up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	$1 billion and more	0.355%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, Aberdeen may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds.  In this regard, Aberdeen has entered into a written expense limitation agreement with the Trust on behalf of the Funds (the “Expense Limitation Agreement”).  Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below.  This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees.  Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

Aberdeen may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement.  No reimbursement will be made to a Fund unless:  (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made.  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

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Until at least February 28, 2011 [Through the Funds’ first two years of operations], Aberdeen has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees for certain Funds of the Trust as follows:

Name of Fund/Class	Expense Limitation for Fund/Class
Aberdeen U.S. Equity Fund
Class A	1.46%
Class B	2.21%
Class C	2.21%
Class R	1.71%
Institutional Service Class	1.21%
Institutional Class	1.21%

Aberdeen Global Equity Fund
Class A	1.57%
Class B	2.32%
Class C	2.32%
Class R	1.82%
Institutional Service Class	1.32%
Institutional Class	1.32%

Aberdeen China Opportunities Fund
Class A	1.87%
Class B	2.62%
Class C	2.62%
Class R	2.12%
Institutional Service Class	1.62%
Institutional Class	1.62%

Aberdeen Emerging Markets Fund
Class A	1.67%
Class B	2.42%
Class C	2.42%
Class R	1.92%
Institutional Service Class(1)	1.42%
Institutional Class (2)	1.42%

(1) The Emerging Markets Fund Institutional Service Class was closed to new investors effective [   ], 2009.

(2) The Emerging Markets Fund Institutional Class was closed to new investors effective [   ], 2009.

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Aberdeen International Equity Fund
Class A	1.49%
Class B	2.24%
Class C	2.24%
Class R	1.74%
Institutional Service Class	1.24%
Institutional Class(1)	1.24%

Aberdeen Equity Long-Short Fund(2)
Class A	1.70%
Class B	2.45%
Class C	2.45%
Class R	1.95%
Institutional Service Class	1.45%
Institutional Class	1.45%

Aberdeen Global Financial Services Fund
Class A	1.44%
Class B	2.19%
Class C	2.19%
Class R	1.69%
Institutional Service Class	1.19%
Institutional Class	1.19%

Aberdeen Natural Resources Fund
Class A	1.41%
Class B	2.16%
Class C	2.16%
Class R	1.66%
Institutional Service Class	1.16%
Institutional Class	1.16%

Aberdeen Optimal Allocations Fund: Growth
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

(1) The International Equity Fund Institutional Class was closed to new investors effective [   ]. 2009

(2) The Adviser has agreed to waive an amount equal to 0.25% from its management fee.

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Aberdeen Optimal Allocations Fund: Moderate Growth
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Optimal Allocations Fund: Moderate
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Optimal Allocations Fund: Defensive
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Optimal Allocations Fund: Specialty
Class A	0.50%
Class B	1.25%
Class C	1.25%
Class R	0.75%
Institutional Service Class	0.25%
Institutional Class	0.25%

Aberdeen Small Cap Fund
Class A	1.29%
Class B	2.04%
Class C	2.04%
Class R	1.54%
Institutional Service Class	1.04%
Institutional Class	1.04%

Aberdeen Asia Bond Institutional Fund
Institutional Service Class	1.25%
Institutional Class	0.65%

Aberdeen Global Fixed Income Fund
Class A	1.20%

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Class C	1.95%
Class R	1.45%
Institutional Service Class	0.95%
Institutional Class	0.95%

Aberdeen Global Small Cap Fund
Class A	1.55%
Class C	1.80%
Class R	1.30%
Institutional Service Class	1.30%
Institutional Class	1.55%

Aberdeen International Equity Institutional Fund
Institutional Service Class	1.25%
Institutional Class	0.95%

Aberdeen Emerging Markets Institutional Fund
Institutional Service Class	0.95%
Institutional Class	0.95%

Aberdeen Asia-Pacific (ex-Japan) Equity Fund
Institutional Service Class	1.25%
Institutional Class	1.25%

Aberdeen Tax Free Income Fund
Class A	0.93%
Class B	1.68%
Class C	1.68%
Class D	0.68%

Predecessor Fund Advisers

   As explained in the “General Information” section of this Statement of Additional Information, certain Funds in this SAI were created as part of the reorganizations of the Nationwide Mutual Funds and the Credit Suisse Funds into the Trust.  Prior to the reorganizations, investment advisory services for the Nationwide Predecessor Funds were provided by Nationwide Fund Advisors (“NFA”) and investment advisory services for the Credit Suisse Predecessor Funds were provided by Credit Suisse Asset Management, LLC (“CSAM”). The Predecessor Funds were obligated to pay their respective predecessor investment adviser a monthly fee based on average daily net assets of the applicable Predecessor Fund.  With the exception of the Tax-Free Fund, the amount paid by the Predecessor Funds to their respective predecessor investment adviser is identical to the amount paid by the Funds to the Adviser.  The Nationwide Fund to the Tax-Free Fund paid NFA according to the following schedule:

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Assets	Investment Advisory Fee
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

Additionally, the Predecessor Funds to the Natural Resources Fund, U.S. Equity Fund, China Opportunities Fund, Emerging Markets Fund, Global Equity Fund and Global Financial Services Fund were subject to performance fees.

As explained in the “General Information” section of this SAI, the Emerging Markets Institutional Fund was created as part of the reorganization of Emerging Market Institutional Predecessor Fund into the Trust.  Prior to the reorganization, investment advisory services for the Emerging Market Institutional Predecessor Fund were provided by Aberdeen.  The Emerging Market Institutional Fund was obligated to pay Aberdeen an annual fee paid monthly based on average daily net assets of the Emerging Market Institutional Predecessor Fund.  The contractual management fee paid by the Emerging Market Institutional Predecessor Fund to Aberdeen is identical to the contractual management fee to be paid by the Emerging Market Institutional Fund to Aberdeen.

Investment Advisory Fees

The tables below shows the investment advisory fees paid or the fees reimbursed by the Funds for the fiscal years ended October 31, 2009, 2008 and 2007 (or for the life of the Fund if shorter).

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Advisory fee information for the Nationwide Predecessor Funds for the fiscal year ended October 31, 2008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects the investment advisory fees paid or reimbursed to the Nationwide Predecessor Funds’ investment adviser, NFA, by the Nationwide Predecessor Funds and June 23, 2008-October 31, 2008 reflects the investment advisory fees paid or reimbursed to Aberdeen by the Funds.  Advisory fee information for the fiscal year ended October 31, 2007 also reflects the investment advisory fees paid or reimbursed to NFA by the Nationwide Funds.

	October 31, 2008 - October 31, 2009		June 23, 2008 – October 31, 2008		November 1, 2007 – June 22, 2008*		Year Ended October 31, 2007*
Fund	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed
U.S. Equity Fund(2)	$ [ ]	$ [ ]	$287,799	$75,078	$669,930	$0	$1,114,108	$0
Global Equity Fund	[ ]	[ ]	161,841	113,238	437,073	0	627,227	786
China Opportunities Fund	[ ]	[ ]	248,236	89,043	763,590	104,955	811,795	0
Emerging Markets Fund	[ ]	[ ]	331,804	90,137	899,046	0	912,749	0
International Equity Fund	[ ]	[ ]	1,184,475	68,533	2,028,825	177,902	1,199,043	0
Equity Long-Short	[ ]	[ ]	1,043,584	261,716	1,050,605	0	1,145,557	135,871
Global Financial Services Fund	[ ]	[ ]	210,378	66,765	389,352	0	505,686	1,644
Natural Resources Fund	[ ]	[ ]	304,680	0	490,829	0	444,725	0
Optimal	[ ]	[ ]	7,427	60,550	16,008	48,501	0	83,991

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	October 31, 2008 - October 31, 2009		June 23, 2008 – October 31, 2008		November 1, 2007 – June 22, 2008*		Year Ended October 31, 2007*
Fund	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed
Allocations Fund: Growth
Optimal Allocations Fund: Moderate Growth	[ ]	[ ]	20,091	97,497	38,488	64,033	0	97,389
Optimal Allocations Fund: Moderate	[ ]	[ ]	28,709	94,768	43,788	63,347	0	97,947
Optimal Allocations Fund: Defensive(3)	[ ]	[ ]	4,688	62,335	4,563	10,659	0	47,464
Optimal Allocations Fund: Specialty	[ ]	[ ]	44,024	177,821	101,185	101,198	16,573	126,363
Small Cap Fund	[ ]	[ ]	1,537,201	801,093	3,983,061	0	9,113,145	0
Tax-Free Fund	[ ]	[ ]	194,571	76,628	446,391	0	752,412	0

*   Fees earned/reimbursed by NFA, the Nationwide Predecessor Funds’ Investment Adviser.

(1)   Fees net of reimbursement.

(2)   The Fund has not paid the performance component of its advisory fee since June 2004.

(3)   Fund commenced operations on December 15, 2006.

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Advisory fee information for the Credit Suisse Predecessor Funds for the fiscal year ended October 31, 2009 is divided into two time periods in the table below: November 1, 2008-[                 ], 2009 reflects the investment advisory fees paid or reimbursed to the Credit Suisse Predecessor Funds’ investment adviser, CSAM, by the Nationwide Predecessor Funds and [                 ], 2009-October 31, 2009 reflects the investment advisory fees paid or reimbursed to Aberdeen by the Funds.  Advisory fee information for the fiscal years ended October 31, 2008 and October 31, 2007 also reflects the investment advisory fees paid or reimbursed to CSAM by the Credit Suisse Predecessor Funds.

	[ ], 2009 - October 31, 2009		November 1, 2008 – [ ], 2008*		Year Ended October 31, 2008		Year Ended October 31, 2007*
Fund	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed
Asia Bond Institutional Fund(2)	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$3,194,577	$0	$877,864	$14,975
Global Fixed Income Fund	[ ]	[ ]	[ ]	[ ]	119,553	456,897	214,847	503,501
Global Small Cap Fund	[ ]	[ ]	[ ]	[ ]	186,735	790,729	836,641	683,840
International Equity Institutional Fund	[ ]	[ ]	[ ]	[ ]	34,491	131,243	219,698	135,569

*  Fees earned/reimbursed by CSAM, the Credit Suisse Predecessor Funds’ investment adviser.

(1)          Fees net of reimbursement.

(2)          Fund commenced operations on May 1, 2007.

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  The table below shows the management fee paid by each of the Emerging Markets Institutional Fund and the Asia-Pacific Institutional Fund to Aberdeen and the fee waived by Aberdeen for the fiscal years ended October 31, 2008 and 2009 in the case of the Emerging Markets Institutional Fund and for the fiscal year ended October 31, 2009 in the case of the Asia-Pacific Institutional Fund.

Investment Advisory Fees

	Year Ended October 31, 2009		Year Ended October 31, 2008		Period Ended October 31, 2007
Fund	Fees Paid(1)	Fees Waived	Fees Paid(1)	Fees Waived	Fees Paid(1)	Fees Waived
Emerging Markets Institutional Fund(2)
Asia-Pacific Institutional Fund(3)

(1) Fees net of reimbursement.

(2) The Emerging Market Institutional Fund commenced operations May 11, 2007, fees are shown for the fiscal period from May 11, 2007 to October 31, 2007.

(3) The Asia-Pacific Institutional Fund commenced operations [               ], 2009, fees are shown for the fiscal period from [               ], 2007 to October 31, 2009.

Subadvisers

The subadvisers for certain of the Funds advised by the Adviser are as follows:

FUND	SUBADVISER
Aberdeen Global Equity Fund	Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”)
Aberdeen China Opportunities Fund	AAMISL and AAMAL
Aberdeen Emerging Markets Fund	AAMISL and AAMAL
Aberdeen International Equity Fund	AAMISL and AAMAL
Aberdeen Tax-Free Income Fund	Credit Suisse Asset Management, LLC (“Credit Suisse”)
Aberdeen Global Fixed Income Fund	AAMISL and AAMAL
Aberdeen Global Small Cap Fund	AAMISL and AAMAL
Aberdeen International Equity Institutional Fund	AAMISL and AAMAL
Aberdeen Asia Bond Institutional Fund	AAMISL and AAMAL
Aberdeen Emerging Markets Institutional Fund	AAMISL and AAMAL
Aberdeen Asia Pacific (Ex-Japan) Equity Institutional Fund	AAMISL and AAMAL

AAMISL, a United Kingdom corporation, and AAMAL, a Singapore corporation, each serve as subadviser to the Funds listed in the chart above.  AAMISL and AAMAL are both affiliates of the Adviser.  AAMISL is located at One Bow Churchyard, London, England EC4M9HH.  AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  Effective January 1, 2009: (i) AAMISL assumed the day to day responsibilities for

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managing the Aberdeen International Equity Fund and Aberdeen Global Equity Fund; (ii) AAMAL and AAMISL share the day to day responsibilities for managing the Aberdeen Emerging Markets Fund (as co-subadvisers); and (iii) AAMAL assumed the day to day responsibilities for managing the Aberdeen China Opportunities Fund.

Credit Suisse, Eleven Madison Avenue, New York, NY 10010, serves as subadviser to the Tax-Free Fund and is part of the asset management business of Credit Suisse, one of the world’s leading banks.  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

Subject to the supervision of the Adviser and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies.  Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities.  For the investment management services they provide to the Funds, the subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the Funds.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory contracts of the Funds is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2009.

SUBADVISORY FEES

    The subadvisory fees for subadvised Funds are paid by the Adviser from the management fee it receives.  The subadvisory fees paid to the applicable subadvisor are based on the following schedule:

NET ASSETS MANAGED	SUBADVISORY FEE

ABERDEEN GLOBAL EQUITY FUND
On assets up to $500 million	0.450%
On assets of $500 million up to $2 billion	0.425%
On assets of $2 billion and more	0.400%

ABERDEEN CHINA OPPORTUNITIES FUND
On assets up to $500 million	0.625%
On assets of $500 million up to $2 billion	0.600%
On assets of $2 billion and more	0.575%

ABERDEEN EMERGING MARKETS FUND
On assets up to $500 million	0.525%
On assets of $500 million up to $2 billion	0.500%
On assets of $2 billion and more	0.475%

ABERDEEN INTERNATIONAL EQUITY FUND

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On assets up to $500 million	0.450%
On assets of $500 million up to $2 billion	0.425%
On assets of $2 billion and more	0.400%

ABERDEEN TAX-FREE INCOME FUND
On the first $25 million	0.35%
On the next $25 million	0.30%
On the next $50 million	0.25%
On the next $150 million	0.20%
On assets above $250 million	0.15%

ABERDEEN GLOBAL FIXED INCOME FUND
On all assets	0.25%

ABERDEEN GLOBAL SMALL CAP FUND
On all assets	0.50%

ABERDEEN INTERNATIONAL EQUITY INSTITUTIONAL FUND
On all assets	0.50%

ABERDEEN ASIA BOND INSTITUTIONAL FUND
On all assets	0.40%

ABERDEEN EMERGING MARKETS INSTITUTIONAL FUND
On all assets	0.36%

ABERDEEN ASIA PACIFIC (EX-JAPAN) EQUITY INSTITUTIONAL FUND
On all assets	0.80%

AMMISL and AAMAL served as subadvisers to the Emerging Markets Institutional Predecessor Fund.  The contractual sub-advisory fee paid by Aberdeen, on behalf of the Emerging Markets Institutional Predecessor Fund, to AAMISL and AAMAL, respectively, is identical to the contractual sub-advisory fee to be paid by Aberdeen, on behalf of the Fund, to AAMISL and AAMAL.

The following tables set forth the amount paid to the respective subadvisers of the Funds for the fiscal years ended October 31, 2009, 2008 and 2007 (unless otherwise noted).

For the successor Funds to the Nationwide Predecessor Funds, information for the fiscal year ended October 31, 3008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects fees paid by NFA to the subadvisers, and June 23, 2008-October 31, 2008 reflects fees paid by Aberdeen to the subadvisers.  Subadvisory fee

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information for the fiscal year ended October 31, 2007 also reflects the fees paid by NFA to the subadvisers.

Fund	October 31, 2008 - October 31. 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*	Year Ended October 31, 2007*
U.S. Equity Fund(1),(2)	$ [ ]	n/a	$305,190	$44,737
Global Equity Fund(3)	[ ]	80,920	220,988	292,296
China Opportunities Fund(3)	[ ]	124,118	380,648	426,569
Emerging Markets Fund(3)	[ ]	165,902	470,834	482,787
International Equity Fund(3)	[ ]	592,237	1,085,414	562,666
Equity Long-Short Fund(1),(2)	[ ]	n/a	487,481	45,148
Global Financial Services Fund(1)	[ ]	n/a	177,432	1,748
Natural Resources Fund(1),(2)	[ ]	n/a	276,230	171,126
Optimal Allocations Fund: Growth(1),(2)	[ ]	n/a	8,538	1,231
Optimal Allocations Fund: Moderate Growth(1)	[ ]	n/a	20,527	2,776
Optimal Allocations Fund: Moderate(1),(2)	[ ]	n/a	23,353	2,971
Optimal Allocations Fund: Defensive(1),(2)	[ ]	n/a	2,434	178
Optimal Allocations Fund: Specialty(1),(2)	[ ]	n/a	53,965	7,778
Small Cap Fund(1)	[ ]	n/a	2,186,263	451,014
Tax-Free Fund	[ ]	122,881	n/a	n/a

* Fees paid by NFA, the Nationwide Predecessor Funds’ investment adviser

(1)    The Predecessor Funds of the Aberdeen U.S. Equity Fund, Aberdeen Equity Long-Short Fund, Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund, Aberdeen Optimal Allocations Fund:

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Growth, Aberdeen Optimal Allocations Fund: Moderate Growth, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Specialty and Aberdeen Small Cap Fund each had subadvisory arrangements with Aberdeen Asset Management Inc., however these Aberdeen Funds do not have subadvisory agreements.

(2)   The Predecessor Funds of the Aberdeen U.S. Equity Fund, Aberdeen Equity Long-Short Fund, Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund and Aberdeen Optimal Allocations Funds did not have subadviser arrangements until October 1, 2007.

(3)   Until December 31, 2008, Gartmore Global Partners (“GGP”), 8 Fenchurch Place, London, England ECM4PB served as subadviser to each of the Aberdeen Global Equity Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund and Aberdeen International Equity Fund and its Predecessor Fund.  On January 1, 2009, the sub-advisory agreement with GGP terminated and AAMAL and AAMISL assumed day-to-day management responsibilities.

For the successor Funds to the Credit Suisse Predecessor Funds, information for the fiscal year ended October 31, 3009 is divided into two time periods in the table below: November 1, 2008-[               ], 2009 reflects fees paid by CSAM to the subadvisers, and [             ], 2009-October 31, 2009 reflects fees paid by Aberdeen to the subadvisers.  Subadvisory fee information for the fiscal years ended October 31, 2008 and October 31, 2007 also reflects the fees paid by CSAM to the subadvisers.

Fund	[ ], 2009 - October 31. 2009	November 1, 2008 – [ ], 2009*	Year Ended October 31, 2008*	Year Ended October 31, 2007*
Asia Bond Institutional Fund(1)	$ [ ]	$ [ ]	$1,597,287	$438,932
Global Fixed Income Fund	[ ]	[ ]	63,367	28,222
Global Small Cap Fund	[ ]	[ ]	146,723	194,916
International Equity Institutional Fund	[ ]	[ ]	38,165	17,552

* Fees paid by CSAM, the Credit Suisse Predecessor Funds’ investment adviser

(1) The Fund commenced operations on May 1, 2007.

The table below shows the sub-advisory fee relating to the Emerging Markets Institutional Fund paid by Aberdeen to AAMISL and AAMAL for the fiscal period ended October 31, 2007 and the fiscal years ended October 31, 2008 and 2009.

	Year Ended October 31, 2009		Year Ended October 31, 2008	Period Ended October 31, 2007(1)
AAMISL	$	[ ]	$528,261	$143,331
AAMAL	$	[ ]	$528,261	$143,331

(1) The Predecessor Fund commenced operations May 11, 2007, fees are shown for the fiscal period from May 11, 2007 to October 31, 2007.

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The table below shows the sub-advisory fee relating to the Asia-Pacific Institutional Fund paid by Aberdeen to AAMISL and AAMAL for the fiscal period ended October 31, 2009.

	Period Ended October 31, 2009(1)		Year Ended October 31, 2008	Period Ended October 31, 2007(1)
AAMISL	$	[ ]	$528,261	$143,331
AAMAL	$	[ ]	$528,261	$143,331

(1) The Fund commenced operations [               ], 2009, fees are shown for the fiscal period from [               ], 2009 to October 31, 2009.

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval.  If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser.  The multi-manager structure is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser.  The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers.  The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions.  Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

Portfolio Managers

Appendix A contains the following information regarding the portfolio manager(s) identified in each Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.  Information relating to each portfolio manager’s ownership in the Funds contained in this SAI that he or she manages, as of October 31, 2009, is set forth in the chart below.

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Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Paul Atkinson	Equity Long-Short Fund	$0
	Natural Resources Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
	Global Financial Services Fund	$0
Christopher Baggini	Equity Long-Short Fund	$0
	Natural Resources Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$50,001-$100,000
	Global Financial Services Fund	$0
Ralph Bassett	Equity Long-Short Fund	$0
	Natural Resources Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
	Global Financial Services Fund	$0
Douglas Burtnick	Equity Long-Short Fund	$50,001-$100,000
	Natural Resources Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
	Global Financial Services Fund	$1-$10,000
Richard Fonash	Optimal Allocations Fund: Defensive	$0
	Optimal Allocations Fund: Growth	$0
	Optimal Allocations Fund: Moderate	$0
	Optimal Allocations Fund: Moderate Growth	$0
	Optimal Allocations Fund: Specialty	$0
Jason Kotik	Equity Long-Short Fund	$1-$10,000
	Natural Resources Fund	$1-$10,000
	Small Cap Fund	$0
	U.S. Equity Fund	$0
	Global Financial Services Fund	$0
Michael Manzo	Equity Long-Short Fund	$0
	Natural Resources Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
	Global Financial Services Fund	$0
Robert Mattson	Equity Long-Short Fund	$0
	Natural Resources Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
	Global Financial Services Fund	$0
Allison Mortensen	Optimal Allocations Fund: Defensive	$0

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	Optimal Allocations Fund: Growth	$0
	Optimal Allocations Fund: Moderate	$0
	Optimal Allocations Fund: Moderate Growth	$0
	Optimal Allocations Fund: Specialty	$0
Stuart Quint	Equity Long-Short Fund	$0
	Natural Resources Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
	Global Financial Services Fund	$0
Francis Radano, III	Equity Long-Short Fund	$0
	Natural Resources Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
	Global Financial Services Fund	$0
Jean Rhee	Equity Long-Short Fund	$0
	Natural Resources Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
	Global Financial Services Fund	$0
Shahreza Yusof	Equity Long-Short Fund	$0
	Natural Resources Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
	Global Financial Services Fund	$0
Frank Biondo	Tax-Free Income Fund	$0
Lori A. Cohane	Tax-Free Income Fund	$0
Devan Kaloo	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Joanne Irvine	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Mark Gordon-James	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Fiona Morrison	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Stephen Docherty	Global Equity Fund	$0
	International Equity Fund	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Bruce Stout	Global Equity Fund	$0

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	International Equity Fund	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Andrew McMenigall	Global Equity Fund	$0
	International Equity Fund	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Jeremy Whitley	Global Equity Fund	$0
	International Equity Fund	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Jamie Cumming	Global Equity Fund	$0
	International Equity Fund	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Hugh Young	China Opportunities Fund	$0
	Asia Pacific (Ex-Japan) Equity Institutional Fund	$0
	Developing Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Peter Hames	China Opportunities Fund	$0
	Asia Pacific (Ex-Japan) Equity Institutional Fund	$0
	Developing Markets Fund	$0
	Emerging Markets Institutional Fund
Flavia Cheong	China Opportunities Fund	$0
	Asia Pacific (Ex-Japan) Equity Institutional Fund	$0
Nicholas Yeo	China Opportunities Fund	$0
Chou Chong	Asia Pacific (Ex-Japan) Equity Institutional Fund	$0
Andrew Gillan	Asia Pacific (Ex-Japan) Equity Institutional Fund	$0
Christopher Wong	Asia Pacific (Ex-Japan) Equity Institutional Fund	$0
Kathy Xu	China Opportunities Fund	$0
Timothy Vile	Global Fixed Income Fund	$0
Stephen Docherty	Global Small Cap Fund	$0
	International Equity Institutional Fund
Bruce Stout	Global Small Cap Fund	$0
	International Equity Institutional Fund

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Andrew McMenigall	Global Small Cap Fund	$0
	International Equity Institutional Fund
Jeremy Whitley	Global Small Cap Fund	$0
	International Equity Institutional Fund
Jamie Cumming	Global Small Cap Fund	$0
	International Equity Institutional Fund
Annette Fraser	Global Fixed Income Fund	$0
Nik Hart	Global Fixed Income Fund	$0
Matt Cobon	Global Fixed Income Fund	$0
Simon Hancock	Global Fixed Income Fund	$0
Anthony Michael	Asia Bond Institutional Fund	$0
Scott Bennett	Asia Bond Institutional Fund	$0
Kenneth Akintewe	Asia Bond Institutional Fund	$0
Adam McCabe	Asia Bond Institutional Fund	$0
Yueh Ee-Leen	Asia Bond Institutional Fund	$0
Frank Biondo	Tax-Free Income Fund	$0
Lori A. Cohane	Tax-Free Income Fund	$0

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into to a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Trust’s shares.  The principal business address of Aberdeen Fund Distributors LLC is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds.  If applicable to a class of the Trust’s Shares as described below, the

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distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B and Class C shares (and certain Class A shares).

The distributor reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge 5.75%, 3.75% of sales charges on Class A shares of the Tax-Free Fund and the Global Fixed Income Fund, 4.00% on Class B shares of the Funds, 1.00% on Class C shares of the Funds and 4.00% on Class D shares of the Tax-Free Fund.

Predecessor Distributor

Nationwide Fund Distributors LLC (“NFD”) served as underwriter for each of the Nationwide Predecessor Funds.  Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) served as distributor for each of the Credit Suisse Predecessor Funds.  SEI Investments Distribution Co. served as distributor for the Emerging Markets Institutional Predecessor Fund.

Distributor Fees

The information presented below for the fiscal years ended October 31, 2009, 2008 and 2007 reflects the amounts received in commissions from the sale of shares of certain of the Funds.  With respect to the successor Funds to the Nationwide Predecessor Funds, information for the fiscal year ended October 31, 2008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects commissions received by NFD, and June 23, 2008-October 31, 2008 reflects commissions received by AFD.  Fee information for the fiscal year ended October 31, 2007 also reflects the commissions received by NFD, the Nationwide Predecessor Funds’ distributor.  With respect to the successor Funds to the Credit Suisse Predecessor Funds, information for the fiscal year ended October 31, 2009 is divided into two time periods in the table below: November 1, 2008-[                 ], 2009 reflects commissions received by CSAMSI, and [                 ], 2009-October 31, 2009 reflects commissions received by AFD.  Fee information for the fiscal years ended October 31, 2008 and October 31, 2007 also reflects the commissions received by CSAMSI, the Credit Suisse Predecessor Funds’ distributor.

Funds	October 31, 2008 - October 31, 2009		June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*	Year Ended October 31, 2007*
U.S. Equity Fund	$	[ ]	$136	$4,033	$6,848
Global Equity Fund	$	[ ]	139	4,550	13,723
China Opportunities Fund	$	[ ]	5,489	42,019	83,984

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Funds	October 31, 2008 - October 31, 2009		June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*	Year Ended October 31, 2007*
Emerging Markets Fund	$	[ ]	1,689	18,855	23,559
International Equity Fund	$	[ ]	17,546	72,620	64,256
Equity Long-Short Fund	$	[ ]	24,809	16,056	4,699
Global Financial Services Fund	$	[ ]	15,853	26,099	8,284
Natural Resources Fund	$	[ ]	7,291	26,954	21,256
Optimal Allocations Fund: Growth	$	[ ]	1,073	1,515	6,152
Optimal Allocations Fund: Moderate Growth	$	[ ]	3,596	2,972	18,833
Optimal Allocations Fund: Moderate	$	[ ]	4,019	3,049	10,087
Optimal Allocations Fund: Defensive(1)	$	[ ]	1,684	1,162	1,944
Optimal Allocations Fund: Specialty	$	[ ]	657	6,526	26,898
Small Cap Fund	$	[ ]	1,389	4,073	216,923
Tax-Free Fund	$	[ ]	1,137	2,511	2,071

*    Reflects commissions received by NFD, the Predecessor Funds’ distributor.

(1)  Commenced operations on December 15, 2006.

Fund	[ ], 2009 - October 31, 2009	November 1, 2008 – [ ], 2009*	Year Ended October 31, 2008*	Year Ended October 31, 2007*
Asia Bond Institutional Fund
Global Fixed Income Fund
Global Small Cap Fund
International Equity Institutional Fund

*    Reflects commissions received by CSAMSI, the Predecessor Funds’ distributor.

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AFD, NFD and CSAMSI also received the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B and Class C shares (and certain Class A shares).  The tables below reflects contingent deferred sales charges paid to AFD, NFD and CSAMSI on redemptions of the Funds’ shares for the fiscal years ended October 31, 2009, 2008 and 2007.  With respect to the successor Funds to the Nationwide Predecessor Funds, information for the fiscal year ended October 31, 2008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects proceeds paid to NFD, and June 23, 2008-October 31, 2008 reflects proceeds paid to AFD.  Commission information for the fiscal year ended October 31, 2007 also reflects the commissions received by NFD, the Nationwide Predecessor Funds’ distributor.  With respect to the successor Funds to the Credit Suisse Predecessor Funds, information for the fiscal year ended October 31, 2009 is divided into two time periods in the table below: November 1, 2008-[                 ], 2009 reflects proceeds paid to CSAMSI, and [                 ], 2009-October 31, 2009 reflects proceeds paid to AFD.  Commission information for the fiscal years ended October 31, 2008 and October 31, 2007 also reflects the commissions received by CSAMSI, the Credit Suisse Predecessor Funds’ distributor.

Funds	October 31, 2008 – October 31, 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*	Year Ended October 31, 2007*
U.S. Equity Fund	$ [ ]	$4,288	$5,465	$15,950
Global Equity Fund	[ ]	5,519	9,125	4,444
China Opportunities Fund	[ ]	29,121	105,109	59,092
Developing Markets Fund	[ ]	9,322	10,231	4,228
International Equity Fund	[ ]	48,503	19,240	5,736
Equity Long-Short Fund	[ ]	2,248	3,451	2,880
Global Financial Services Fund	[ ]	8,210	7,520	16,967
Natural Resources Fund	[ ]	13,228	5,846	15,326
Optimal Allocations Fund: Growth	[ ]	2,564	1,222	3,689
Optimal Allocations Fund: Moderate Growth	[ ]	2,354	3,523	6,754
Optimal Allocations Fund: Moderate	[ ]	4,018	3,978	11,425
Optimal Allocations Fund: Defensive(1)	[ ]	1,313	7	9
Optimal Allocations Fund: Specialty	[ ]	2,881	8,472	6,348

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Funds	October 31, 2008 – October 31, 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*	Year Ended October 31, 2007*
Small Cap Fund	[ ]	17,102	91,802	116,984
Tax-Free Fund	[ ]	522	684	7,062

*    Reflects proceeds received by NFD, the Nationwide Funds’ distributor.

(1)  Commenced operations on December 15, 2006.

    From such contingent deferred sales charges, AFD retained $[        ] for 2009 and $2,520 for 2008 after reallowances to dealers.  From such contingent deferred sales charges, NFD retained $24,471 and $658,462 for 2008 and 2007, respectively, after reallowances to dealers.

Fund	October 31, 2008 – October 31, 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*	Year Ended October 31, 2007*
U.S. Equity Fund	$ [ ]	$4,288	$5,465	$15,950
Global Equity Fund	[ ]	5,519	9,125	4,444
China Opportunities Fund	[ ]	29,121	105,109	59,092
Developing Markets Fund	[ ]	9,322	10,231	4,228

*    Reflects commissions received by CSAMSI, the Predecessor Funds’ distributor.

From such contingent deferred sales charges, AFD retained $[        ] for 2009 after reallowances to dealers.  From such contingent deferred sales charges, CSAMSI retained $[          ], $[            ] and $[            ] for 2009, 2008 and 2007, respectively, after reallowances to dealers.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares.  The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds.  Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

•                  0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fees);

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•                  1.00% of the average daily net assets of Class B and Class C shares for each applicable Fund (0.25% service fees); and

•                  0.50% of the average daily net assets of the Class R Shares of each applicable Fund (0.25% of which must be either a distribution or service fee).

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”).  The Plan was approved for the Funds by the Board of Trustees, and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class.  Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval.  The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.  All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.  The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued.  In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets.  As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above.  The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

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Predecessor Distribution Plan

    Under the Predecessor Funds’ respective Distribution Plans under Rule 12b-1 of the 1940 Act the compensation payable to NFD and CSAMSI, as applicable, was identical to the compensation payments under Aberdeen Funds’ Distribution Plan.  The Predecessor Funds to the Asia Bond Institutional Fund and International Equity Institutional Fund offered only Institutional Class shares, which did not have a Rule 12b-1 Plan.

Distribution Plan Fees

    During the period October 31, 2008-October 31, 2009, AFD earned the following distribution fees under the Plan for the Funds:

Fund	Class A	Class B	Class C	Class R
U.S. Equity Fund	$ [ ]	$ [ ]	$ [ ]	$ [ ]
Global Equity Fund	[ ]	[ ]	[ ]	[ ]
China Opportunities Fund	[ ]	[ ]	[ ]	[ ]
Emerging Markets Fund	[ ]	[ ]	[ ]	[ ]
International Equity Fund	[ ]	[ ]	[ ]	[ ]
Equity Long-Short Fund	[ ]	[ ]	[ ]	[ ]
Global Financial Services Fund	[ ]	[ ]	[ ]	[ ]
Natural Resources Fund	[ ]	[ ]	[ ]	[ ]
Optimal Allocations Fund: Growth	[ ]	[ ]	[ ]	[ ]
Optimal Allocations Fund: Moderate Growth	[ ]	[ ]	[ ]	[ ]
Optimal Allocations Fund: Moderate	[ ]	[ ]	[ ]	[ ]
Optimal Allocations Fund: Defensive	[ ]	[ ]	[ ]	[ ]
Optimal Allocations Fund: Specialty	[ ]	[ ]	[ ]	[ ]
Small Cap Fund	[ ]	[ ]	[ ]	[ ]
Tax-Free Fund	[ ]	[ ]	[ ]	[ ]
Global Fixed Income Fund*	[ ]	[ ]	[ ]	[ ]
Global Small Cap Fund*	[ ]	[ ]	[ ]	[ ]

    * For the period from [               ], 2009 to October 31, 2009.

    During the period November 1, 2008-[                 ], 2009, CSAMSI earned the following distribution fees under the Plan for the Funds:

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Fund	Class A	Class B	Class C	Class R
Global Fixed Income Fund	$ [ ]	$ [ ]	$ [ ]	$ [ ]
Global Small Cap Fund	[ ]	[ ]	[ ]	[ ]

    For the period year October 31, 2008-October 31, 2009, the following expenditures were made using the 12b-1 fees received by AFD with respect to the Funds:

Fund	Advertising	Prospectus Printing & Mailing(1)	Distributor Compensation & Costs (1)	Financing Charges with Respect to B & C Shares	Broker-Dealer Compensation & Costs
U.S. Equity Fund	$	$	$	$	$
Global Equity Fund
China Opportunities Fund
Emerging Markets Fund
International Equity Fund
Equity Long-Short Fund
Global Financial Services Fund
Natural Resources Fund
Optimal Allocations Fund: Growth
Optimal Allocations Fund: Moderate Growth
Optimal Allocations Fund: Moderate
Optimal Allocations Fund: Defensive
Optimal Allocations Fund: Specialty
Small Cap Fund
Tax-Free Fund
Global Fixed Income Fund*
Global Small Cap Fund

Printing and mailing of prospectuses to other than current Fund shareholders.

*    For the period from [               ], 2009 to October 31, 2009.

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Administrative Services Plan

Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Class R and Institutional Service Class shares of the Funds (as applicable).  Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.  With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the Funds’ distributor has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers.  In consideration for providing administrative support services, the Funds’ distributor and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D, R or Institutional Service Class shares of each Fund (as applicable).

Predecessor Administrative Services Plan

The Nationwide Mutual Funds entered into Servicing Agreements for the Nationdwide Predecessor Funds pursuant to which Nationwide Financial Services, Inc. (“NFS”) agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers.  In consideration for providing administrative support services, NFS received a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D, R and Institutional Service Class shares of each Fund (as applicable).

Administrative Services Plan Fees

For the period October 31, 2008-October 31, 2009, AFD and its affiliates received the following in administrative services fees from the Funds:

Fund	Class A	Class D	Class R	Institutional Service Class
U.S. Equity Fund	$16,488	n/a	$0	$3

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Fund	Class A	Class D	Class R	Institutional Service Class
Global Equity Fund	985	n/a	37	17
China Opportunities Fund	31	n/a	0	0
Emerging Markets Fund	6,547	n/a	1,257	0
International Equity Fund	7,102	n/a	101	0
Equity Long-Short Fund	39	n/a	0	0
Global Financial Services Fund	5	n/a	0	58
Natural Resources Fund	64	n/a	0	0
Optimal Allocations Fund: Growth	285	n/a	0	0
Optimal Allocations Fund: Moderate Growth	192	n/a	0	0
Optimal Allocations Fund: Moderate	157	n/a	0	0
Optimal Allocations Fund: Defensive	366	n/a	0	0
Optimal Allocations Fund: Specialty	140	n/a	0	0
Small Cap Fund	2,284	n/a	0	0
Tax-Free Fund	0	0	0	n/a
Global Fixed Income Fund*
Global Small Cap Fund

*    For the period from [               ], 2009 to October 31, 2009.

Fund Administration

Under the terms of a Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  The Adviser is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  The Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services.  Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

•                  0.045% of the first $500 million in aggregate net assets of all Funds of the Trust, plus

•                  0.03% of aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus

•                  0.015% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

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The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust multiplied by $2083.33.

Out of Pocket Expenses and Miscellaneous Charges

The Trust will also be responsible for out-of-pocket expenses and miscellaneous services fees and charges (including, but not limited to, the cost of the pricing services that the Administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the Administrator or its subcontractors in providing services to the Trust.  All fees and expenses shall be paid by the Trust to the Administrator on behalf of the Funds.

Predecessor Fund Administration

Nationwide Fund Management LLC (“NFM”) provided various administrative and accounting services to the Nationwide Predecessor Funds.  Each Nationwide Fund paid NFM a combined annual fee based on the Trust’s average daily net assets according to the following schedule*:

Asset Level(1)	Aggregate Trust Fee

$0 up to $1 billion	0.26%
$1 billion up to $3 billion	0.19%
$3 billion up to $4 billion	0.15%
$4 billion up to $5 billion	0.08%
$5 billion up to $10 billion	0.05%
$10 billion up to $12 billion	0.03%
$12 billion and more	0.02%

(1)    The assets of each of the Funds of Funds (the Optimal Allocations Funds) were excluded from the Trust asset level amount in order to calculate this asset based fee.  The Funds of Funds did not pay any part of this fee.

*           In addition to these fees, the Trust paid for out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by NFM in providing services to the Trust.

State Street Bank and Trust Company (“State Street”) and CSAMSI served as co-administrators to the Credit Suisse Predecessor Funds pursuant to separate written agreements.

For its services, CSAMSI was paid a fee calculated daily and paid monthly at the annual rate of 0.09% of the Global Fixed Income and Global Small Cap Funds’ average daily net assets.  The Asia Bond Institutional Fund and International Equity Institutional Fund did not pay CSAMSI a fee for its services.

The Credit Suisse Funds paid State Street a pro-rata portion of an annual fee based on the Credit Suisse Funds’ fund complex average daily net assets according to the following schedule*:

Asset Level	Fee

$0 up to $5 billion	0.05%
Over $5 billion up to $10 billion	0.03%
Over $10 billion and more	0.02%

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*Subject to an annual minimum fee, exclusive of out-of-pocket expenses

    SEI Investments Global Funds Services served as administrator to the Emerging Markets Institutional Predecessor Fund.  For its services, SEI Investments Global Funds Services was paid a fee calculated daily and paid monthly based on the following schedule:

Fund’s Average Daily Net Assets	Fee(1) (as a percentage of aggregate average annual assets)

First $250 million	0.10%
$250-$500 million	0.09%
Over $500 million	0.085%

(1) The foregoing fee was subject to a minimum annual fee of $125,000.

Fund Administration Fees

During the fiscal years ended October 31, 2009, 2008 and 2007, the Administrator was paid fees from the Funds as indicated below.

The table below shows the fees paid from the successor Funds to the Nationwide Predecessor Funds.  The fiscal year ended October 31, 2008, is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects fees paid to NFM, and June 23, 2008-October 31, 2008 reflects fees paid to Aberdeen.  For the fiscal year ended October 31, 2007 the table reflects the fees paid to NFM by the Nationwide Predecessor Funds.

Fund	October 31, 2008- October 31, 2009	June 23, 2008- October 31, 2008	November 1, 2007- June 22, 2008*	Year Ended October 31, 2007*
U.S. Equity Fund	$ [ ]	$9,720	$67,383	$226,320
Global Equity Fund	[ ]	6,837	43,332	119,099
China Opportunities Fund	[ ]	7,595	55,128	104,282
Emerging Markets Fund	[ ]	11,034	73,891	119,871
International Equity Fund	[ ]	47,580	190,453	215,550
Equity Long-Short Fund	[ ]	27,524	76,162	128,516
Global Financial Services Fund	[ ]	9,305	36,013	95,153
Natural Resources Fund	[ ]	15,562	61,058	124,154
Optimal Allocations Fund: Growth	[ ]	75	0	21,391
Optimal Allocations Fund: Moderate Growth	[ ]	211	0	39,699

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Fund	October 31, 2008- October 31, 2009	June 23, 2008- October 31, 2008	November 1, 2007- June 22, 2008*	Year Ended October 31, 2007*
Optimal Allocations Fund: Moderate	[ ]	286	0	43,336
Optimal Allocations Fund: Defensive(1)	[ ]	79	0	4,800
Optimal Allocations Fund: Specialty	[ ]	404	0	96,934
Small Cap Fund	[ ]	97,574	450,026	2,033,446
Tax-Free Fund	[ ]	11,822	80,736	162,907

(1)	Commenced operations on December 15, 2006.
*	Nationwide SA Capital Trust, the Nationwide Predecessor Funds’ former administrator, and NFM were paid combined fund administration and transfer agency fees from the Predecessor Funds.

The table below shows the fees paid from the successor Funds to the Credit Suisse Predecessor Funds.  The fiscal year ended October 31, 2009, is divided into two time periods in the table below: November 1, 2008-[               ], 2009 reflects fees paid to CSAMSI and State Street, and [                 ], 2009-October 31, 2009 reflects fees paid to Aberdeen.  For the fiscal years ended October 31, 2008 and October 31, 2007 the table reflects the fees paid to CSAMSI and State Street by the Credit Suisse Predecessor Funds.

Fund	[ ], 2009- October 31, 2009	November 1, 2008- [ ], 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Asia Bond Institutional Fund	$ [ ]	$	$	$
Global Fixed Income Fund	[ ]
Global Small Cap Fund
International Equity Institutional Fund

The table below shows the fees paid from the successor Fund to the Emerging Markets Institutional Predecessor Fund.  The fiscal year ended October 31, 2009, is divided into two time periods in the table below: November 1, 2008-[               ], 2009 reflects fees paid to SEI Investments Global Funds Services, and [                 ], 2009-October 31, 2009 reflects fees paid to Aberdeen.  For the fiscal year ended October 31, 2008 and the fiscal period ended October 31, 2007 the table reflects the fees paid to SEI Investments Global Funds Services by the Emerging Markets Institutional Predecessor Funds.

Fund	[ ], 2009-October 31, 2009		November 1, 2008-[ ], 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(1)
Emerging Markets Institutional Fund	$	[ ]	$	$	$

(1)    The Predecessor Fund commenced operations May 11, 2007 and fees are shown for the period from May 11, 2007 to October 31, 2007.

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Sub-Administrator, Transfer Agent and Fund Accountant

    The Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent services.  For the services provided by Citi to the Trust and the Adviser, the Trust and the Adviser each pay Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides such services for:

•                  0.045% of the first $500 million in aggregate net assets of all Funds of the Trust; plus

•                  0.03% of the aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus

•                  0.015% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

The asset based fees are subject to an annual minimum fee equal to the number of Funds of the Trust multiplied by $2083.33.

The Adviser has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”), [address], whereby State Street will assist the Adviser in providing certain of the administration services for the Funds. The Trust has also entered into a Services Agreement with State Street, whereby State Street provides dividend disbursement agent and fund accounting services. For the services provided by State Street to the Trust and the Adviser, the Trust and the Adviser each pay State Street an annual fee at the following rates based on the average daily net assets of the aggregate of all the Funds of the Trust that State Street provides such services for:

[STATE STREET COMPENSATION SCHEDULE AND DISCLOSURE TABLE]

Custodian

State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, is the custodian for each Fund and makes all receipts and disbursements under a Custody Agreement.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

[                      ] LLP, [                        ], serves as the Independent Registered Public Accounting Firm for the Trust.

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BROKERAGE ALLOCATION

The Adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.(1)  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible.  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or a subadviser.  In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information.  Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

(1)          Because the Funds of Funds will invest primarily in shares of the Underlying Funds, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

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In purchasing and selling investments for the Funds, it is the policy of each of the Adviser and the subadvisers to obtain best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser or the subadvisers in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided.  Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information.  Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be.  The fees paid to the Adviser and the subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services.  The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients.  All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services.  The Adviser and the subadvisers are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as

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defined in the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

For the fiscal year ended October 31, 2009, the Funds directed the dollar amount of transactions and related commissions for transactions to a broker because of research services provided, as summarized in the table below:

Fund	Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
U.S. Equity Fund	$ [ ]	$ [ ]
Global Equity Fund	[ ]	[ ]
China Opportunities Fund	[ ]	[ ]
Emerging Markets Fund	[ ]	[ ]
International Equity Fund	[ ]	[ ]
Natural Resources Fund	[ ]	[ ]
Small Cap Fund	[ ]	[ ]
Global Small Cap Fund	[ ]	[ ]
International Equity Institutional Fund	[ ]	[ ]

During the fiscal years ended October 31, 2009, 2008 and 2007, the following brokerage commissions were paid by the Funds.

	Year ended October 31,
Fund	2009*	2008*	2007*
U.S. Equity Fund	$ [ ]	$726,226	$756,611
Global Equity Fund	[ ]	425,429	459,157

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	Year ended October 31,
Fund	2009*	2008*	2007*
China Opportunities Fund	[ ]	398,229	377,976
Emerging Markets Fund	[ ]	361,962	236,441
International Equity Fund	[ ]	1,568,320	702,087
Equity Long-Short Fund	[ ]	2,290,871	1,467,154
Global Financial Services Fund	[ ]	205,309	238,964
Natural Resources Fund	[ ]	320,739	248,945
Optimal Allocations Fund: Growth	[ ]	1,214	749
Optimal Allocations Fund: Moderate Growth	[ ]	3,490	2,315
Optimal Allocations Fund: Moderate	[ ]	5,693	5,243
Optimal Allocations Fund: Defensive	[ ]	1,388	446
Optimal Allocations Fund: Specialty	[ ]	8,517	3,097
Small Cap Fund	[ ]	5,313,420	9,229,810
Tax-Free Fund	[ ]	0	0
Asia Bond Institutional Fund	[ ]	$0	$61,3351
Global Fixed Income Fund	[ ]	$0	$0
Global Small Cap Fund	[ ]	$115,664	$172,843
International Equity Institutional Fund	[ ]	$35,662	$29,520
Emerging Markets Institutional Fund	[ ]	$333,807	$252,000
Asia Pacific (Ex-Japan) Equity Institutional Fund	[ ]	[ ]	[ ]

* With respect to the Nationwide Predecessor Funds, for time periods prior to June 23, 2008, commissions were paid by the Predecessor Funds.  With respect to the Credit Suisse Predecessor Funds, for time periods prior to [             ], 2009, commissions were paid by the Predecessor Funds.  With respect to the Emerging Markets Institutional Predecessor Fund, for time period prior to [             ], 2009, commissions were paid by the Predecessor Fund.

During the fiscal year ended October 31, 2009, the following Funds held investments in securities of their regular broker-dealers as follows:

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Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of fiscal year end October 31, 2009	Name of Broker or Dealer

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Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of fiscal year end October 31, 2009	Name of Broker or Dealer

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A and Class D Sales Charges

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

Class A Shares of the Funds (other than the Tax-Free Fund and the Global Fixed Income Fund)

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Class A Shares of the Tax-Free Fund and the Global Fixed Income Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

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Class D Shares of the Tax-Free Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $50,000	4.50%	4.71%	4.00%
$50,000 up to $100,000	4.00	4.17	3.50
$100,000 up to $250,000	3.00	3.09	2.50
$250,000 up to $500,000	2.50	2.56	1.75
$500,000 up to $1 million	2.00	2.04	1.25
$1 million or more	None	None	None

Using the net asset value per share as of October 31, 2009, the maximum offering price of each Fund’s Class A shares and Class D shares of the Tax-Free Fund would be as follows:

Fund Name	Net Asset Value	Maximum Sales Charge	Offering Price to Public
Aberdeen U.S. Equity Fund		5.75%
Aberdeen Global Equity Fund		5.75%
Aberdeen China Opportunities Fund		5.75%
Aberdeen Emerging Markets Fund		5.75%
Aberdeen International Equity Fund		5.75%
Aberdeen Equity Long-Short Fund		5.75%
Aberdeen Global Financial Services Fund		5.75%
Aberdeen Natural Resources Fund		5.75%
Aberdeen Optimal Allocations Fund: Growth		5.75%
Aberdeen Optimal Allocations Fund: Moderate Growth		5.75%
Aberdeen Optimal Allocations Fund: Moderate		5.75%

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Aberdeen Optimal Allocations Fund: Defensive	5.75%
Aberdeen Optimal Allocations Fund: Specialty	5.75%
Aberdeen Small Cap Fund	5.75%
Aberdeen Tax-Free Income Fund: Class A shares	4.25%
Aberdeen Tax-Free Income Fund: Class D shares	4.50%
Global Fixed Income Fund	4.25%
the Global Small Cap Fund	5.75%

Waiver of Class A and Class D Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds.  You may also qualify for a waiver of the Class A sales charges.  To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver.  If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to.  You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A and D shares may be waived for the following purchases:

1)              shares sold to other registered investment companies affiliated with Aberdeen,

2)              shares sold:

a)              to any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

b)             to any endowment or non-profit organization;

c)              401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

d)             to any life insurance company separate account registered as a unit investment trust;

e)              to Trustees and retired Trustees of the Trust;

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f)                to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

g)             to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

h)             to any qualified pension or profit sharing plan established by a Aberdeen sales representative for himself/herself and his/her employees;

i)                 to any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

3)              Class A shares sold:

a)              to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the distributor to waive sales charges for those persons;

b)             to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the distributor;

4)              to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

Reduction of Sales Charges

Reduction of Class A and Class D Sales Charges

Shareholders can reduce or eliminate Class A and Class D shares’ initial sales charge through one or more of the discounts described below:

•                  A Larger Investment.  The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation.  You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.  To the extent you are eligible to purchase Class D shares of a Aberdeen Fund, these purchases may also be combined.

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•                  No Sales Charge on a Repurchase.  If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class.  You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge.  Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due.  If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•                  Letter Of Intent Discount.  State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares and your sales charge will be based on the total amount you intend to invest.  You can also combine your purchase of Class B and Class C Shares to fulfill your Letter of Intent.  The letter may be backdated up to 90 days to include previous purchases for determining your sales charge.  Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.

Class B Shares of the Funds and CDSC

The Funds’ distributor or Adviser compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales.  A CDSC, payable to the Trust’s distributor, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years.  The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price.  The CDSC applies only to the lesser of the original investment or current market value.

Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

YEAR OF AFTER PURCHASE	CDSC ON SHARES BEING SOLD
First	5.00%
Second	4.00%
Third	3.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and following	0.00%

For purposes of calculating the CDSC, it is assumed that the oldest Class B shares, as the case may be, remaining in your account will be sold first.

For the Tax-Free Fund your money will earn daily dividends through the date of liquidation.  If you redeem all of your shares in the Tax-Free Fund, you will receive a check

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representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

Automatic Withdrawal Plan (AWP) on Class B Shares

You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.  See the section entitled “Systematic Investment Strategies” for more information.

Conversion Features for Class B Shares

Class B shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B shares were purchased.  Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares.  Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same.  Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder’s Class B shares converting to Class A shares bears to the shareholder’s total Class B shares not acquired through dividends and distributions.

If you effect one or more exchanges among Class B shares of the Funds during the seven-year period, the holding period for shares so exchanged will be counted toward such period.

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more.  An investor may purchase $1 million or more of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase.  With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer.  For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•      The purchase can be made in any combination of the Funds of the Trust.  The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased.  The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•                  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

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The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below.  The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.  The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

	Amount of Purchase
Funds Purchased	$1 million up to $4 million	$4 million up to $25 million	$25 million or more
Aberdeen U.S. Equity Fund, Aberdeen Global Equity Fund, Aberdeen China Opportunities Fund, Aberdeen Developing Markets Fund, Aberdeen International Equity Fund, Aberdeen Equity Long-Short Fund, Aberdeen Global Financial Services Fund, Aberdeen Natural Resources Fund, Global Small Cap Fund and Optimal Allocations Funds	1.00%	0.50%	0.25%
Aberdeen Small Cap Fund	0.50%	0.50%	0.25%
Aberdeen Tax-Free Income Fund, Global Fixed Income Fund	0.75%	0.50%	0.25%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares.  The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 0.85% of sales of Class C shares of the Aberdeen Tax-Free Income Fund and at the rate of 1.00% of sales of Class C shares of the remaining Funds having Class C shares.  The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price.  The CDSC applies only to the lesser of the original investment or current market value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel,

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and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•                  the distributor and other affiliates of the Adviser,

•                  broker-dealers,

•                  financial institutions, and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class R Shares

Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs.  Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets.  In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider.  Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan.  If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares.  Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide.  Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan.  A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

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Redemptions

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.  Certain Funds may also assess redemption fees on shares held less than 90 days, 30 days, 15 days or 7 days, as set forth in each Fund’s current prospectus.  Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  Certain intermediaries cannot assess and collect redemption fees from their accounts.  To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions.  As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s net asset value during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated persons of a Fund.  Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund.  These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders.  The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder.  The Trust’s Chief Financial Officer or his designee must determine that the redemption is in the best interests of a Fund.  Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone

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other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account.  The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.  Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges.  A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds.  A notary public is not an acceptable guarantor.  In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations.  If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.  The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

If the value of your account falls below $1,000) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the applicable Fund to offset the expenses of small accounts.  We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000.  Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action.  We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

The net asset value per share (“NAV”) for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m.  Eastern Time) on each day that the Exchange is (a “Business Day”) open and on such other days as the Board of Trustees determines (together, the “Valuation Time”).  However, to the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the New York Stock Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s net asset value.

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The offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities).  The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time.  Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time).  Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price by an independent pricing agent, the use of which has been approved by the Board of Trustees.  In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers.  Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be “short term” and are valued at amortized cost which approximates market value.  The pricing service activities and results are reviewed by an officer of the Fund.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Adviser or designee, are valued at fair value under procedures approved by the Funds’ Board of Trustees.  Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.  Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets.  Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

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The Funds holding foreign equity securities (the “Foreign Equity Funds”) value securities at fair value in the circumstances described below.  Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time.  In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days.  Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s net asset value is not calculated.  “Fair value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values.  Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate.  Fair value prices are intended to reflect more accurately the value of those securities at the time a Fund’s NAV is calculated.  Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets.  Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.  Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will also fair value their foreign investments when the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value.  When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Funds of Funds

Shares of the Underlying Funds are valued at their respective NAVs as reported to Aberdeen or its agent.  Other assets of the Funds of Funds are valued at their current market value if market quotations are readily available.  If market quotations are not available, or if Aberdeen determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

SYSTEMATIC INVESTMENT STRATEGIES

Automatic Asset Accumulation - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging.  With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows.  Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer

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shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund.

Automatic Asset Transfer - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met.  The money is transferred on the 25th day of the month as selected or on the preceding business day.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid.  This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time.  With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Automatic Withdrawal Plan (“AWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account.  Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund.  Your account value must meet the minimum initial investment amount at the time the program is established.  This program may reduce and eventually deplete your account.  Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program.  The $50 minimum is waived for required minimum distributions from individual retirement accounts.

For Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.  For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit.  If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.  Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit.  In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

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INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders.  Additional information may be obtained by calling toll free 866-667-9231.

No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application.  Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions.  The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.  The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds.  Exchanges may be made among any of the Aberdeen Funds within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class R shares of the other Aberdeen Funds are also available within a plan.  Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Institutional Service Class or Institutional Class shares.  However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging.  If you exchange your Class A shares of a Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund.  If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made In The Following Convenient Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week.  However, if you declined the option on the application, you will not have this automatic exchange privilege.  This system also gives you quick, easy access to mutual fund information.  Select from a menu of

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choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.  You must call our toll free number by the Valuation Time to receive that day’s closing share price.  The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone.  Requests may be made only by the account owner(s).  You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares.  The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions.  These options are subject to the terms and conditions set forth in the Prospectuses and all telephone transaction calls may be recorded.  The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148 or fax to 866-923-4269.  Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included.  For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants With Right of Survivorship,’ then both John and Mary must sign the exchange request.  The exchange will be processed effective the date the signed letter or fax is received.  Fax requests received after the Valuation Time will be processed as of the next business day.  The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeeninvestments.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts.  Once you have reached the website, you will be instructed on how to select a password and perform transactions.  You can choose to receive information on all Funds as well as your own personal accounts.  You may also perform transactions, such as purchases, redemptions and exchanges.  The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectuses.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system.  Through a selection of menu

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options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information And Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans (Not Available With The Tax-Free Income Fund) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed.  However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs.  Instead, these will appear on your next consolidated statement.

Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December.  Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds.  Your accounts are consolidated by social security number and zip code.  Accounts in your household under other social security numbers may be added to your statement at your request.  Only transactions during the reporting period will be reflected on the statements.  An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS.  If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end.  Average cost can only be calculated on accounts opened on or after January 1, 1984.  Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses.  You may wish to consult a tax advisor on the other methods available.  The average cost information will not be provided to the IRS.

Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectuses - Updated prospectuses will be mailed to you at least annually.

Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to

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the shareholder unless it receives notification of a correct mailing address for the shareholder.  With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue a number of different funds.  Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently consists of the following 23 series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
Aberdeen U.S. Equity Fund (formerly, Aberdeen Select Growth Fund)	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Equity Fund (formerly, Aberdeen Select Worldwide Fund)	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen China Opportunities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Fund (formerly, Aberdeen Developing Markets Fund)	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class(1)
Aberdeen International Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class(2)
Aberdeen Equity Long-Short Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

(1) The Emerging Markets Fund Institutional and Institutional Service Classes were closed to new investors effective [   ], 2009.

(2) The International Equity Fund Institutional Class was closed to new investors effective [   ]. 2009

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FUND	SHARE CLASS
Aberdeen Global Financial Services Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Natural Resources Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Growth	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Moderate Growth	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Moderate	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Defensive	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Specialty	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Small Cap Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Tax-Free Income Fund	Class A, Class B, Class C, Class D
Aberdeen Core Plus Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Core Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Asia Bond Institutional Fund	Institutional Service Class, Institutional Class
Aberdeen Global Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Institutional Fund	Institutional Service Class, Institutional Class
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service Class, Institutional Class
Aberdeen International Equity Institutional Fund	Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own.  Shares of a particular class are equal in all respects to other shares of that class.  In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class.  All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust.  Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectuses but will have no other preference, conversion, exchange or preemptive rights.

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Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held.  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters.  In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal.  In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for Aberdeen Tax-Free Income Fund and the Funds of Funds.

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Funds

Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class.  The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of Net Investment Income

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals

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at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

Effect of foreign withholding taxes.  A Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

Pass-through of foreign tax credits.  If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax

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credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.  The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive foreign dividends from a Fund designated as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

PFIC securities.  A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to- market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

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Election to be Taxed as a Regulated Investment Company

Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i) a Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

(ii) a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii) a Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

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Sales of Fund Shares

Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.  Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Sales at a Loss Within Six Months of Purchase.  Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of Basis — Class A and Class D shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

•                  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

•                  You sell some or all of your original shares within 90 days of their purchase, and

•                  You reinvest the sales proceeds in the Fund or in another Fund, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Conversion of Class B shares into Class A shares.  The automatic conversion of Class B shares into Class A shares at the end of approximately seven years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B shares into Class A shares, or any other conversion or exchange of shares.

Cost Basis Reporting.  Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, a Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain

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exceptions.  This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

U.S. Government Securities

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Dividends from PFICs are not eligible to be treated as qualified dividend income.  Either none or only a nominal portion of the dividends paid by certain Funds will be qualified dividend income because they invest primarily in non-qualified foreign securities.  Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.

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If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Either none or only a nominal portion of the dividends paid by certain Funds will be eligible for the corporate dividends-received deduction because they invest primarily in foreign securities.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules.  These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions).  These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities.  These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.  For example:

Derivatives.  A Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective.  If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its

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fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions.  A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  Certain Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received.  If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements.  A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

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Investment in taxable mortgage pools (excess inclusion income).  The Funds may invest in U.S.-REITs  that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.  While the Funds do not intend to invest in U.S.-REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.  A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification

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number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).  A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the rate will be 28% of any distributions or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends & short-term capital gain dividends. In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal

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year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income.  Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as a Fund, from a U.S.-REIT (other than one that is domestically controlled) as follows:

•                  The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•                  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•                  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•                  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary

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dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends with respect to a Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.  In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent.  Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are

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urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Additional Tax Information With Respect to Aberdeen Tax-Free Income Fund

The tax information described in “Additional General Tax Information for All Funds” above applies to the Aberdeen Tax-Free Income Fund, except as noted in this section.

Exempt-Interest Dividends

By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you.  These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.  Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax.  See the discussion below under the heading, “Alternative Minimum Tax.”

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes.  Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.  Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.  The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

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Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds.  If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gains and Gain or Loss on Sale or Exchange of Your Fund Shares

The Fund may realize a capital gain or loss on sale of portfolio securities.  Distributions of capital gains are taxable to you.  Distributions from net short-term capital gain will be taxable to you as ordinary income.  Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax.  For tax purposes, an exchange of your Fund shares for shares of a different Aberdeen Fund is the same as a sale.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains during the eight taxable years following the year of the loss.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.  As of October 31, 2009, the following Funds had capital loss carryforwards approximating the amounts indicated, expiring in the years indicated:

Fund	Capital Loss Carryforward	Expiration
Aberdeen U.S. Equity Fund
Aberdeen Global Equity Fund
Aberdeen China Opportunities Fund
Aberdeen International Equity Fund
Aberdeen Equity Long-Short Fund
Aberdeen Global Financial Services Fund
Aberdeen Optimal Allocations: Specialty
Aberdeen Small Cap Fund

* Subject to certain limitations under section 382 of the Internal Revenue Code.

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Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Qualified Dividend Income for Individuals

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-Received Deduction for Corporations

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states.  Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position.  If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

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Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.  Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Non-U.S. Investors.

In general, exempt-interest dividends designated by the fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

Additional Information for the Funds Of Funds

Each of the Funds of Funds invests in one or more Underlying Funds that are classified as corporations for federal income tax purposes.  If an Underlying fund is classified as a partnership, different tax rules may apply.  The tax consequences of an investment in a Fund of Funds are generally the same as the consequences of investment in a non-Fund of Funds, except as noted below.

Distributions of Net Investment Income

A Fund of Funds’ income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds.  Any distributions by a Fund of Funds from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares.  A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gain

An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Any net capital gains may be distributed to a Fund of Funds as capital gain distributions.  A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds.  Distributions from net short-term capital gains are taxable to you as ordinary income.  Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds.  Capital gain will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

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Effect of Foreign Investments on Distributions

Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund.  Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss.  This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund of Funds.  This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund of Funds.  A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds’ tax basis in its shares of the Underlying Fund.  Any return of capital in excess of the Fund of Funds’ tax basis is taxable to the Fund of Funds as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This could reduce such an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you.

Pass-through of foreign tax credits.  A Fund of Funds that primarily invests in Underlying Funds organized as corporations will not be permitted to pass through a credit or deduction for their pro rata share of foreign withholding taxes paid by such Underlying Fund.

PFIC securities.  A Fund (through its investment in the Underlying Funds) may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Underlying Funds intend to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that an Underlying Fund, and in turn, a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.  In addition, if a Fund or Underlying Fund organized as a corporation is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund or Underlying Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund or Underlying Fund in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce a Fund’s distributions paid to you.

172

U.S. Government Securities

The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds.  Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in any of the Funds.

MAJOR SHAREHOLDERS

  As of January 30, 2010, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of a Fund’s shares.  The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares except as set forth below.

Fund/Class	Percent of the Class Total Assets Held by the Shareholder

FINANCIAL STATEMENTS

[                        ] LLP (“[      ]”) is the Funds’ independent registered public accounting firm.  [      ] audits the Funds’ annual statements.  The audited financial statements and financial highlights of the Funds for their fiscal year ended October 31, 2009, as set forth in the Funds’ annual report to shareholders, including the report of [      ], are incorporated by reference into this SAI.  No other parts of any Annual Report are incorporated by reference herein. A copy of the Funds’ Annual Report may be obtained upon request and without charge by writing or by calling State Street at 866-667-9231.

173

APPENDIX A- PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”), Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”)

The Adviser, AAMISL and AAMAL compensate the Fund’s portfolio managers for their management of the Fund. The Fund’s portfolio managers’ compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.

Credit Suisse Asset Management

   Credit Suisse’s compensation to the portfolio managers of the Fund includes both a fixed base salary component and bonus component.  The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account.  The factors taken into account in determining a portfolio manager’s bonus include the Fund’s performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “mutual funds” do not include the Funds listed under each portfolio manager’s name in the opposite column.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of October 31, 2009)

Aberdeen Asset Management

Paul Atkinson Global Financial Services Fund Equity Long-Short Fund Natural Resources Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Christopher Baggini Global Financial Services Fund Equity Long-Short Fund Natural Resources Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Ralph Bassett Global Financial Services Fund Equity Long-Short Fund Natural Resources Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Douglas Burtnick Global Financial Services Fund Equity Long-Short Fund Natural Resources Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Richard Fonash Optimal Allocations Fund: Defensive Optimal Allocations Fund: Growth Optimal Allocations Fund: Moderate Optimal Allocations Fund: Moderate Growth Optimal Allocations Fund: Specialty	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of October 31, 2009)

Jason Kotik Global Financial Services Fund Equity Long-Short Fund Natural Resources Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Michael J. Manzo Global Financial Services Fund Equity Long-Short Fund Natural Resources Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Robert Mattson Global Financial Services Fund Equity Long-Short Fund Natural Resources Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Allison Mortensen Optimal Allocations Fund: Defensive Optimal Allocations Fund: Growth Optimal Allocations Fund: Moderate Optimal Allocations Fund: Moderate Growth Optimal Allocations Fund: Specialty	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Stuart Quint Global Financial Services Fund Equity Long-Short Fund Natural Resources Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Francis Radano, III Global Financial Services Fund Equity Long-Short Fund Natural Resources Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Shahreza Yusof Global Financial Services Fund Equity Long-Short Fund Natural Resources Fund Small Cap Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of October 31, 2009)

U.S. Equity Fund	assets

Timothy Vile Global Fixed Income Fund	Aberdeen Asset Management Investment Services Limited

Aberdeen Asset Management Investment Services Limited

Devan Kaloo Developing Markets Fund Emerging Markets Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Joanne Irvine Developing Markets Fund Emerging Markets Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Mark Gordon-James Developing Markets Fund Emerging Markets Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Fiona Morrison Developing Markets Fund Emerging Markets Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Stephen Docherty Global Equity Fund International Equity Fund Global Small Cap Fund International Equity Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Bruce Stout Global Equity Fund International Equity Fund Global Small Cap Fund International Equity Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of October 31, 2009)

Andrew McMenigall Global Equity Fund International Equity Fund Global Small Cap Fund International Equity Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Jeremy Whitley Global Equity Fund International Equity Fund Global Small Cap Fund International Equity Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Jamie Cumming Global Equity Fund International Equity Fund Global Small Cap Fund International Equity Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Annette Fraser Global Fixed Income Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Nik Hart Global Fixed Income Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Matt Cobon Global Fixed Income Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Simon Hancock Global Fixed Income Fund	Aberdeen Asset Management Asia Limited

Aberdeen Asset Management Asia Limited

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of October 31, 2009)

Hugh Young China Opportunities Fund Developing Markets Fund Emerging Markets Institutional Fund Asia Pacific (Ex-Japan) Equity Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Peter Hames China Opportunities Fund Developing Markets Fund Emerging Markets Institutional Fund Asia Pacific (Ex-Japan) Equity Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Flavia Cheong China Opportunities Fund Asia Pacific (Ex-Japan) Equity Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Chou Chong Asia Pacific (Ex-Japan) Equity Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Andrew Gillan Asia Pacific (Ex-Japan) Equity Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Christopher Wong Asia Pacific (Ex-Japan) Equity Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets)

Nicholas Yeo China Opportunities Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of October 31, 2009)

assets

Kathy Xu China Opportunities Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Anthony Michael Asia Bond Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Scott Bennett Asia Bond Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Kenneth Akintewe Asia Bond Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Adam McCabe Asia Bond Institutional Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Yueh Ee-Leen Asia Bond Institutional Fund	Credit Suisse Asset Management, LLC

Credit Suisse Asset Management, LLC

Frank Biondo Tax-Free Income Fund	Mutual Funds: [ ] accounts, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

Lori A. Cohane Tax-Free Income Fund	Mutual Funds: [ ] accounts, $[ ] total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of October 31, 2009)

Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Credit Suisse Asset Management

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.]

APPENDIX B – DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

B-1

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S INVESTORS SERVICE INC. (“MOODY’S”) LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

B-2

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade.  Market access for refinancing, in particular, is likely to be less well established.

B-3

FITCH, INC.  BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B-4

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest.  These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

B-5

STANDARD & POOR’S NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes.  Notes maturing in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.  Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.  Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest.  Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

B-6

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 - This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative quality.  Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

B-7

[APPENDIX C - PROXY VOTING GUIDELINES SUMMARIES

ABERDEEN ASSET MANAGEMENT INC., ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED AND ABERDEEN ASSET MANAGEMENT ASIA LIMITED

SUMMARY OF
PROXY VOTING GUIDELINES

GENERAL

The Board of Trustees of Aberdeen Funds (the “Funds”) has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to the Adviser or subadviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by the Adviser and subadvisers of the Funds, some of which use an independent service provider, as described below.

Aberdeen’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of the Fund; and (ii) that avoid the influence of conflicts of interest.  To implement this goal, Aberdeen has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions.  The Proxy Voting Guidelines are designed to ensure that where Aberdeen has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records for the 12 month period ended June 30, 2009 of the Funds is available to shareholders without charge, upon request, by calling 866-667-9231 and on the SEC’s website at http://www.sec.gov.

HOW PROXIES ARE VOTED

Aberdeen has delegated to RiskMetrics Group ISS Governance Services (“ISS”) (formerly known as Institutional Shareholder Services), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen, AAMISL and AAMAL.  ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis.  A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis,

1

recommendations regarding votes, operational implementation, and recordkeeping and reporting services.  Aberdeen’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients.  Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals.  When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation:  (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients.  A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest.  In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of a Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen’s affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS.  To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen.  The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest.  If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so.  For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security.  Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

DELEGATION OF PROXY VOTING TO SUBADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to that subadviser.   Each subadviser has provided its proxy voting policies to the Board of Trustees of the Fund and

Aberdeen for their respective review.  Proxy voting policies for Credit Suisse, subadviser to the Tax-Free Fund, are described below.  Each subadviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund(s) advised by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the subadviser’s proxy voting policies.

2008 PROXY VOTING GUIDELINES SUMMARY

RiskMetrics Group

ISS Governance Services

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

•                  The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•                  Motivation and rationale for establishing the agreements;

•                  Quality of disclosure; and

•                  Historical practices in the audit area.

WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of Audit Committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(1) from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

(1)          In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold /against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•                  The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”;

•                  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold /against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•                  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•                  The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•                  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•                  There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•                  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                  The company has backdated options (see “Options Backdating” policy);

•                  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2008 Classification of Directors

Inside Director (I)

•                  Employee of the company or one of its affiliates(1);

•                  Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

•                  Listed as a Section 16 officer(2);

•                  Current interim CEO;

•                  Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)

•                  Board attestation that an outside director is not independent;

•                  Former CEO of the company(3);

•                  Former CEO of an acquired company within the past five years;

•                  Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made;(4)

•                  Former executive(2) of the company, an affiliate or an acquired firm within the past five years;

•                  Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

•                  Executive(2), former executive, general or limited partner of a joint venture or partnership with the company;

•                  Relative(5) of a current Section 16 officer of company or its affiliates;

•                  Relative(5) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

•                  Relative(5) of former Section 16 officer, of company or its affiliate within the last five years;

•                  Currently provides (or a relative(5) provides) professional services(6) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

•                  Employed by (or a relative(5) is employed by) a significant customer or supplier(7);

•                  Has (or a relative(5) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement;(7)

•                  Any material financial tie or other related party transactional relationship to the company;

•                  Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

•                  Has (or a relative(5) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee;(8)

•                  Founder(9) of the company but not currently an employee;

•                  Is (or a relative(5) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(7) from the company or its affiliates(1).

Independent Outside Director (IO)

•                  No material(10) connection to the company other than a board seat.

Footnotes:

(1)   “Affiliate” includes a subsidiary, sibling company, or parent company.  ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2)   “Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

(3)   Includes any former CEO of the company prior to the company’s initial public offering (IPO).

(4)   ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(5)   “Relative” follows the SEC’s new definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(6)   Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(7)   If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues.  (The recipient is the party receiving the financial proceeds from the transaction).

(8)   Interlocks include:  (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

(9)   The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(10)  For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:

•                  The company has proxy access or a similar structure(2) to allow shareholders to nominate directors to the company’s ballot; and

•                  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•                  If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•                  If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

(2)          “Similar structure” would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management’s nominees, and their bios are included in management’s proxy.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•serves as liaison between the chairman and the independent directors;

•approves information sent to the board;

•approves meeting agendas for the board;

•approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•has the authority to call meetings of the independent directors;

•if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•                  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•                  Two-thirds independent board;

•                  All independent key committees;

•                  Established governance guidelines;

•                  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•                  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

•                  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•                  Effectively disclosed information with respect to this structure to its shareholders;

•                  Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•                  The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•                  The ownership threshold proposed in the resolution;

•                  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Performance Test for Directors

On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement is a market-based performance metric and three measurements are tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance			50%
5-year Average pre-tax operating ROIC or ROAA*	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth or Operating Income Growth*	Core-earnings	33.3%
Sub Total		100%
Stock Performance			50%
5-year TSR	Market
Total			100%

*Metric applies to companies in the financial sector

Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted.  In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

•                  Year-to-date performance;

•                  Situational circumstances;

•                  Change in management/board;

•                  Overall governance practices.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•                  The election of fewer than 50% of the directors to be elected is contested in the election;

•                  One or more of the dissident’s candidates is elected;

•                  Shareholders are not permitted to cumulate their votes for directors; and

•                  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20% trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•                  Purchase price;

•                  Fairness opinion;

•                  Financial and strategic benefits;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives for the business;

•                  Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•                  Impact on the balance sheet/working capital;

•                  Potential elimination of diseconomies;

•                  Anticipated financial and operating benefits;

•                  Anticipated use of funds;

•                  Value received for the asset;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•                  Dilution to existing shareholders’ position;

•                  Terms of the offer;

•                  Financial issues;

•                  Management’s efforts to pursue other alternatives;

•                  Control issues;

•                  Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•                  The reasons for the change;

•                  Any financial or tax benefits;

•                  Regulatory benefits;

•                  Increases in capital structure;

•                  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•                  Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);

•                  Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•                  Offer price/premium;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives/offers considered; and

•                  Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•                  Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•                  Cash-out value;

•                  Whether the interests of continuing and cashed-out shareholders are balanced; and

•                  The market reaction to public announcement of transaction.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•                  Percentage of assets/business contributed;

•                  Percentage ownership;

•                  Financial and strategic benefits;

•                  Governance structure;

•                  Conflicts of interest;

•                  Other alternatives;

•                  Noncompletion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•                  Management’s efforts to pursue other alternatives;

•                  Appraisal value of assets; and

•                  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

•                  Dilution to existing shareholders’ position;

•                  Terms of the offer;

•                  Financial issues;

•                  Management’s efforts to pursue other alternatives;

•                  Control issues;

•                  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

•                  Tax and regulatory advantages;

•                  Planned use of the sale proceeds;

•                  Valuation of spinoff;

•                  Fairness opinion;

•                  Benefits to the parent company;

•                  Conflicts of interest;

•                  Managerial incentives;

•                  Corporate governance changes;

•                  Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•                  Prolonged poor performance with no turnaround in sight;

•                  Signs of entrenched board and management;

•                  Strategic plan in place for improving value;

•                  Likelihood of receiving reasonable value in a sale or dissolution; and

•                  Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Green mail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•                  The reasons for reincorporating;

•                  A comparison of the governance provisions;

•                  Comparative economic benefits; and

•                  A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•                  Rationale;

•                  Good performance with respect to peers and index on a five-year total shareholder return basis;

•                  Absence of non-shareholder approved poison pill;

•                  Reasonable equity compensation burn rate;

•                  No non-shareholder approved pay plans; and

•                  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders;

•                  It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•                  More simplified capital structure;

•                  Enhanced liquidity;

•                  Fairness of conversion terms;

•                  Impact on voting power and dividends;

•                  Reasons for the reclassification;

•                  Conflicts of interest; and

•                  Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions:  Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•                  Adverse governance changes;

•                  Excessive increases in authorized capital stock;

•                  Unfair method of distribution;

•                  Diminution of voting rights;

•                  Adverse conversion features;

•                  Negative impact on stock option plans; and

•                  Alternatives such as spin-off.

8. Executive and Director Compensation

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options without prior shareholder approval;

•                  There is a disconnect between CEO pay and the company’s performance;

•                  The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•                  The plan is a vehicle for poor pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Disconnect

Generally vote AGAINST plans in which:

•                  There is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);

•                  The main source of the pay increase (over half) is equity-based; and

•                  The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO’s total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

•                  The compensation committee has reviewed all components of the CEO’s compensation, including the following:

•                  -Base salary, bonus, long-term incentives;

•                  -Accumulative realized and unrealized stock option and restricted stock gains;

•-Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

•-Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;

•-Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).

•                  A tally sheet with all the above components should be disclosed for the following termination scenarios:

•                  -Payment if termination occurs within 12 months: $ ;

•                  -Payment if “not for cause” termination occurs within 12 months: $ ;

•                  -Payment if “change of control” termination occurs within 12 months: $             .

•                  The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program.  From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

•                  The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets.  From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(3) or performance-accelerated grants.(4)  Instead, performance-based equity awards are performance-contingent grants where the

(3)          Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

(4)          Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure.  However, these grants will ultimately vest over time even without the attainment of the goal(s).

individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

•The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

2008 Burn Rate Table

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Mean + STDEV	Mean	Standard Deviation	Mean + STDEV
1010	Energy	1.71%	1.39%	3.09%	2.12%	2.31%	4.43%
1510	Materials	1.16%	0.77%	1.93%	2.23%	2.26%	4.49%
2010	Capital Goods	1.51%	1.04%	2.55%	2.36%	2.03%	4.39%
2020	Commercial Services & Supplies	2.35%	1.70%	4.05%	2.20%	2.03%	4.23%
2030	Transportation	1.59%	1.22%	2.80%	2.02%	2.08%	4.10%
2510	Automobiles & Components	1.89%	1.10%	2.99%	1.73%	2.05%	3.78%
2520	Consumer Durables & Apparel	2.02%	1.31%	3.33%	2.10%	1.94%	4.04%
2530	Hotels Restaurants & Leisure	2.15%	1.18%	3.33%	2.32%	1.93%	4.25%
2540	Media	1.92%	1.35%	3.27%	3.33%	2.60%	5.93%
2550	Retailing	1.86%	1.04%	2.90%	3.15%	2.65%	5.80%
3010, 3020, 3030	Food & Staples Retailing	1.69%	1.23%	2.92%	1.82%	2.03%	3.85%
3510	Health Care Equipment & Services	2.90%	1.67%	4.57%	3.75%	2.65%	6.40%
3520	Pharmaceuticals & Biotechnology	3.30%	1.66%	4.96%	4.92%	3.77%	8.69%
4010	Banks	1.27%	0.88%	2.15%	1.07%	1.12%	2.19%
4020	Diversified Financials	2.45%	2.07%	4.52%	4.41%	5.31%	9.71%
4030	Insurance	1.21%	0.93%	2.14%	2.07%	2.28%	4.35%
4040	Real Estate	1.04%	0.81%	1.85%	0.80%	1.21%	2.02%
4510	Software & Services	3.81%	2.30%	6.11%	5.46%	3.81%	9.27%
4520	Technology Hardware & Equipment	3.07%	1.74%	4.80%	3.43%	2.40%	5.83%
4530	Semiconductors & Semiconductor Equipment	3.78%	1.81%	5.59%	4.51%	2.30%	6.81%
5010	Telecommunication Services	1.57%	1.23%	2.80%	2.69%	2.41%	5.10%
5510	Utilities	0.72%	0.50%	1.22%	0.59%	0.66%	1.25%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Annual Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

•                  Egregious employment contracts:

•Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

•                  Excessive perks:

•Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

•                  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

•                  Egregious pension/SERP (supplemental executive retirement plan) payouts:

•Inclusion of additional years of service not worked that result in significant payouts

•Inclusion of performance-based equity awards in the pension calculation;

•                  New CEO with overly generous new hire package:

•Excessive “make whole” provisions;

•Any of the poor pay practices listed in this policy;

•                  Excessive severance and/or change-in-control provisions:

•Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

•Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

•Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

•Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•                  Poor disclosure practices:

•Unclear explanation of how the CEO is involved in the pay setting process;

•Retrospective performance targets and methodology not discussed;

•Methodology for benchmarking practices and/or peer group not disclosed and explained;

•                  Internal Pay Disparity:

•Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

•                  Options backdating (covered in a separate policy);

•                  Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•                  Performance:  Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•                  Overhang Disclosure:  Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•The number of in-the-money options outstanding in excess of six or more years with a

•corresponding weighted average exercise price and weighted average contractual remaining term;

•The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•The general vesting provisions of option grants; and

•The distribution of outstanding option grants with respect to the named executive officers.

•                  Dilution:  Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•                  Compensation Practices:  An evaluation of overall practices could include:  (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES

401 (k) Employee Benefit Plans

Vote FOR proposals to implement a 401 (k) savings plan for employees.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices. The following principles and factors should be considered:

1.   The following five global principles apply to all markets:

•                  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:  This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors:  the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

•                  Avoid arrangements that risk “pay for failure”:  This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

•                  Maintain an independent and effective compensation committee:  This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

•                  Provide shareholders with clear, comprehensive compensation disclosures:  This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

•                  Avoid inappropriate pay to non-executive directors:  This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2.  For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•                  Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•                  Evaluation of peer groups used to set target pay or award opportunities;

•                  Alignment of company performance and executive pay trends over time (e.g., performance down:  pay down);

•                  Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•                  Balance of fixed versus performance-driven pay;

•                  Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•                  Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•                  Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•                  Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period:

•                  -A minimum vesting of three years for stock options or restricted stock; or

•                  -Deferred stock payable at the end of a three-year deferral period.

•                  Mix between cash and equity:

•                  -A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•                  -If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites provided to non-employee directors; and

•                  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following:  name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•                  Purchase price is less than 85 percent of fair market value; or

•                  Offering period is greater than 27 months; or

•                  The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•Length of time of options backdating;

•Size of restatement due to options backdating;

•Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•Rationale for the re-pricing—was the stock price decline beyond management’s control?

•Is this a value-for-value exchange?

•Are surrendered stock options added back to the plan reserve?

•Option vesting—does the new option vest immediately or is there a black-out period?

•Term of the option—the term should remain the same as that of the replaced option;

•Exercise price-should be set at fair market or a premium to market;

•Participants-executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.  Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers:  Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•Executive officers and non-employee directors are excluded from participating;

•Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program:  Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•Eligibility;

•Vesting;

•Bid-price;

•Term of options;

•Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

•Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•Can shareholders assess the correlation between pay and performance based on the current disclosure?

•What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•                  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives.  Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards.  Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•                  Second, assess the rigor of the company’s performance-based equity program.  If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal.  Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design.  If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•An executive may not trade in company stock outside the 10b5-1 Plan.

•Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•If the company has adopted a formal recoupment bonus policy; or

•If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•The triggering mechanism should be beyond the control of management;

•The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

•Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•Rigorous stock ownership guidelines, or

•A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

•A meaningful retention ratio,

•Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Animal Welfare

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•The company is conducting animal testing programs that are unnecessary or not required by regulation;

•The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•The company has been the subject of recent, significant controversy related to its testing programs.

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•The company has already published a set of animal welfare standards and monitors compliance;

•The company’s standards are comparable to or better than those of peer firms; and

•There are no recent, significant fines or litigation related to the company’s treatment of animals.

Controlled Atmosphere Killing (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

Genetically Modified Ingredients

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

•Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

•Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•Whether the company has adequately disclosed the financial risks of the lending products in question;

•Whether the company has been subject to violations of lending laws or serious lending controversies;

•Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•The existing level of disclosure on pricing policies;

•Deviation from established industry pricing norms;

•The company’s existing initiatives to provide its products to needy consumers;

•Whether the proposal focuses on specific products or geographic regions.

Pharmaceutical Product Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

•The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

•Current regulations in the markets in which the company operates;

•Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Advertising to youth:

•Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

•Whether the company has gone as far as peers in restricting advertising;

•Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•The percentage of the company’s business affected;

•The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Investment in tobacco-related stocks or businesses:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Second-hand smoke:

•Whether the company complies with all local ordinances and regulations;

•The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•The risk of any health-related liabilities.

Spin-off tobacco-related businesses:

•The percentage of the company’s business affected;

•The feasibility of a spin-off;

•Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•The board composition is reasonably inclusive in relation to companies of similar size and business; or

•The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•The degree of board diversity;

•Comparison with peer companies;

•Established process for improving board diversity;

•Existence of independent nominating committee;

•Use of outside search firm;

•History of EEO violations.

Equality of Opportunity and Glass Ceiling

Generally vote FOR reports outlining the company’s equal opportunity initiatives unless all of the following apply:

•The company has well-documented equal opportunity programs;

•The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

•The company has no recent EEO-related violations or litigation.

Generally vote FOR requests for reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•The composition of senior management and the board is fairly inclusive;

•The company has well-documented programs addressing diversity initiatives and leadership development;

•The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and

•The company has had no recent, significant EEO-related violations or litigation.

Vote CASE-BY-CASE on proposals requesting disclosure of a company’s EE01 data or the composition of the company’s workforce considering:

•Existing disclosure on the company’s diversity initiatives and policies;

•Any recent, significant violations or litigation related to discrimination at the company.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Sexual Orientation and Domestic Partner Benefits

Generally, vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

CLIMATE CHANGE AND THE ENVIRONMENT

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFO)

Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•The company does not directly source from CAFOs.

Energy Efficiency

Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

•The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

•The company’s level of participation in voluntary energy efficiency programs and initiatives;

•The company’s compliance with applicable legislation and/or regulations regarding energy efficiency; and

•The company’s energy efficiency policies and initiatives relative to industry peers.

Facility Safety (Nuclear and Chemical Plant Safety)

Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

•The company’s compliance with applicable regulations and guidelines;

•The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

•The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

General Environmental Reporting

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

•Operations in the specified regions are not permitted by current laws or regulations;

•The company does not currently have operations or plans to develop operations in these protected regions; or,

•The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•The nature of the company’s business and the percentage affected;

•The extent that peer companies are recycling;

•The timetable prescribed by the proposal;

•The costs and methods of implementation;

•Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

GENERAL CORPORATE ISSUES

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

CSR Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•The relevance of the issue to be linked to pay;

•The degree that social performance is already included in the company’s pay structure and disclosed;

•The degree that social performance is used by peer companies in setting pay;

•Violations or complaints filed against the company relating to the particular social performance measure;

•Artificial limits sought by the proposal, such as freezing or capping executive pay;

•Independence of the compensation committee;

•Current company pay levels.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;

•The company’s existing healthcare policies, including benefits and healthcare access for local workers; and

•Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•The company is in compliance with laws governing corporate political activities; and

•The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•There are serious controversies surrounding the company’s China operations; and

•The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Codes of Conduct

Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

•The degree to which existing human rights policies and practices are disclosed;

•Whether or not existing policies are consistent with internationally recognized labor standards;

•Whether company facilities are monitored and how;

•Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•The company’s primary business model and methods of operation;

•Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

•Whether the company has been recently involved in significant labor and human rights controversies or violations;

•Peer company standards and practices; and

•Union presence in company’s international factories.

Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

•Current disclosure of applicable risk assessment report(s) and risk management procedures;

•The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•The nature, purpose, and scope of the company’s operations in the specific region(s); and,

•The degree to which company policies and procedures are consistent with industry norms.

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•The level of controversy or litigation related to the company’s international human rights policies and procedures.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•Company compliance with or violations of the Fair Employment Act of 1989;

•Company antidiscrimination policies that already exceed the legal requirements;

•The cost and feasibility of adopting all nine principles;

•The cost of duplicating efforts to follow two sets of standards (Fair Employment and the

•MacBride Principles);

•The potential for charges of reverse discrimination;

•The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

•The level of the company’s investment in Northern Ireland;

•The number of company employees in Northern Ireland;

•The degree that industry peers have adopted the MacBride Principles; and

•Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Nuclear and Depleted Uranium Weapons

Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for review and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

•The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•Current disclosure of applicable risk assessment(s) and risk management procedures;

•Compliance with U.S. sanctions and laws;

•Consideration of other international policies, standards, and laws; and

•Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

•Risks associated with certain international markets;

•The utility of such a report to shareholders;

•The existence of a publicly available code of corporate conduct that applies to international operations.

Vendor Standards

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•The company does not operate in countries with significant human rights violations;

•The company has no recent human rights controversies or violations; or

•The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

SUSTAINABILITY

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•Past performance as a closed-end fund;

•Market in which the fund invests;

•Measures taken by the board to address the discount; and

•Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•Past performance relative to its peers;

•Market in which fund invests;

•Measures taken by the board to address the issues;

•Past shareholder activism, board activity, and votes on related proposals;

•Strategy of the incumbents versus the dissidents;

•Independence of directors;

•Experience and skills of director candidates;

•Governance profile of the company;

•Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•Proposed and current fee schedules;

•Fund category/investment objective;

•Performance benchmarks;

•Share price performance as compared with peers;

•Resulting fees relative to peers;

•Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•Stated specific financing purpose;

•Possible dilution for common shares;

•Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•Potential competitiveness;

•Regulatory developments;

•Current and potential returns; and

•Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•The fund’s target investments;

•The reasons given by the fund for the change; and

•The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•Political/economic changes in the target market;

•Consolidation in the target market; and

•Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•Potential competitiveness;

•Current and potential returns;

•Risk of concentration;

•Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•Strategies employed to salvage the company;

•The fund’s past performance;

•The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•The degree of change implied by the proposal;

•The efficiencies that could result;

•The state of incorporation;

•Regulatory standards and implications.

Vote AGAINST any of the following changes:

•Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•Removal of shareholder approval requirement for amendments to the new declaration of trust;

•Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•Regulations of both states;

•Required fundamental policies of both states;

•The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•Fees charged to comparably sized funds with similar objectives;

•The proposed distributor’s reputation and past performance;

•The competitiveness of the fund in the industry;

•The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•Resulting fee structure;

•Performance of both funds;

•Continuity of management personnel;

•Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•Performance of the fund’s Net Asset Value (NAV);

•The fund’s history of shareholder relations;

•The performance of other funds under the advisor’s management.

CREDIT SUISSE ASSET MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues;

(4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock.

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

Statement of Additional Information

[February 28], 2010

ABERDEEN FUNDS

Aberdeen Core Income Fund

Class A - ACBEX

Class C - ACBFX

Class R - ACBHX

Institutional Class - ACBJX

Institutional Service Class - ACBKX

Aberdeen Core Plus Income Fund

Class A - ACBAX

Class C - ACBCX

Class R - ACBRX

Institutional Class - ACBMX

Institutional Service Class - ACBDX

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 23 series as of the date hereof.  This Statement of Additional Information (“SAI”) relates to the series of Trust listed above (each, a “Fund” and collectively, the “Funds”).

This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds.  It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Funds’ Prospectus dated [February 28], 2010.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus.  You can order copies of the Prospectus without charge by writing to [State Street Bank and Trust Company (“State Street”)] at [       ] or calling (toll-free) [866-667-9231].

GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007.  The Trust currently consists of 23 separate series, each with its own investment objective.  Each Fund is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks.  The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks.  This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.  The following table sets forth additional information concerning permissible investments and techniques for the Funds.  A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique.  A “N” in the table indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique

Types of Investment or Technique	Aberdeen Core Income	Aberdeen Core Plus Income
Adjustable rate securities	Y	Y
Asset-backed securities	Y	Y
Certificates of Deposits and Bankers’ Acceptances	Y	Y
Mortgage-backed and mortgage pass-through securities	Y	Y
Stripped mortgage securities	Y	Y
Collateralized mortgage obligations	Y	Y
Common stocks	Y	Y
Convertible securities	Y	Y
Corporate Obligations	Y	Y
Direct Debt Instruments	Y	Y
Advance Refunded Bonds	Y	Y
Dollar roll transactions	Y	Y

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Types of Investment or Technique	Aberdeen Core Income	Aberdeen Core Plus Income
Eurodollar Instruments	Y	Y
Eurobonds	Y	Y
Foreign currencies	N	Y
Foreign fixed income securities including Sovereign Debt and Privatized Enterprises	Y	Y
Brady Bonds	N	Y
Foreign commercial paper	Y	Y
Non-investment grade debt (High Yield/High Risk Bonds)	Y	Y
Illiquid and Restricted securities	Y	Y
Private Placement Commercial Paper	Y	Y
Borrowing	Y	Y
Indexed securities	Y	Y
Lending portfolio securities	Y	Y
Investment of securities lending collateral	Y	Y
Participation Interests	Y	Y
Real estate investment trust (REITs)	Y	Y
Repurchase agreements	Y	Y
Reverse repurchase agreements	Y	Y
Securities backed by guarantees	Y	Y
Strategic Transactions and Derivatives	Y	Y
Futures	Y	Y
Options	Y	Y
Swap, Caps, Floors and Collars	Y	Y
Credit Default Swaps	Y	Y
Synthetic Investments	Y	Y
Currency Transactions	Y	Y

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Types of Investment or Technique	Aberdeen Core Income	Aberdeen Core Plus Income
Stripped zero coupon securities/Custodial Receipts	Y	Y
Supranational Entities	Y	Y
Trust Preferred Securities	Y	Y
U.S. government securities	Y	Y
Warrants	N	Y
When-issued/delayed-delivery securities	Y	Y
Standby Commitment Agreements	Y	Y
Temporary Investments	Y	Y
Money market instruments	Y	Y
Securities of Investment companies	Y	Y
Preferred stocks	Y	Y
Pay-in-kind bonds and Deferred payments securities	Y	Y
Loan Participations and Assignments	Y	Y
Forward currency contracts	Y	Y
Put Bonds	Y	Y
Municipal Securities	Y	Y
Loans	Y	Y
Structured Securities	Y	Y
Inverse Floating Rate Instruments	Y	Y

For further information regarding the investment objectives and policies of the Funds please see the discussions below.

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DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Aberdeen Core Income Fund General Investment Objective and Policies

The Aberdeen Core Income Fund (“Core Income Fund”) seeks to maximize total return consistent with the preservation of capital and prudent investment management, by investing for both current income and capital appreciation.  The Core Income Fund seeks to achieve its objective by investing primarily (generally, at least 80% of its net assets) in a diversified portfolio of fixed income securities and instruments.  Permitted Fund investments include, but are not limited to, the following:

•                                            U.S. Government securities (including Treasury, agency and government sponsored enterprises),

•                                            Foreign government and agency, supranational, and quasi government obligations,

•                                            Residential mortgage-backed securities (MBS),

•                                            Commercial mortgage-backed securities (CMBS),

•                                            Asset-backed securities (ABS),

•                                            Municipal obligations,

•                                            Corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds),

•                                            Loan participations and assignments including revolving credit facilities,

•                                            Inflation-indexed securities,

•                                            U.S. dollar denominated securities of foreign issuers,

•                                            Non-U.S. dollar denominated issues provided that all currency exposure is hedged,

•                                            Cash equivalents including commercial paper, repurchase agreements, and other short term investments,

•                                            Private placements including securities issued under 144(a),

•                                            Structured securities,

•                                            Derivative instruments including futures, interest rate swaps, options and credit derivatives, and

•                                            Currency forward contracts.

The Core Income Fund will primarily invest in investment grade securities at the time of purchase. Investment grade securities are those rated Baa3/BBB- or higher. Up to 5% of the market value of the fund may be invested in securities rated Ba1/BB+ to Ba3/BB-. Ratings from a nationally recognized statistical rating organization (“NRSRO”) including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”),

4

or Fitch, Inc. (“Fitch”) will apply, or if unrated, be determined by the Adviser to be of comparable quality.

Derivative instruments tied to permissible fixed income instruments are permitted for hedging and managing risk exposures.  The Core Income Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

The Core Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

Aberdeen Core Plus Income Fund General Investment Objective and Policies

The Aberdeen Core Plus Income Fund (“Core Plus Income Fund”) seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.  The Core Plus Income Fund seeks to achieve its objective by investing primarily (generally, at least 80% of its net assets) in a diversified portfolio of fixed income securities and instruments, which include, but are not limited to the following:

•                                          U.S. Government securities (including Treasury, agency and government sponsored enterprises),

•                                          Foreign government and agency, supranational, and quasi government obligations,

•                                          Residential mortgage-backed securities (MBS),

•                                          Commercial mortgage-backed securities (CMBS),

•                                          Asset-backed securities (ABS),

•                                          Municipal obligations,

•                                          Corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds),

•                                          Loan participations and assignments including revolving credit facilities,

•                                          Inflation-indexed securities,

•                                          Non-dollar denominated securities,

•                                          U.S. dollar denominated securities of foreign issuers,

•                                          Cash equivalents, including commercial paper, repurchase agreements, and other short term investments,

•                                          Private placements including securities issued under 144(a),

•                                          Structured securities,

•                                          Derivative instruments including futures, interest rate swaps, options and credit derivatives,

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•                                          Securities issued by government and non-government entities in emerging market countries as determined by the Adviser, and

•                                          Currency forward contracts.

Up to 25% of total assets may be invested in securities that are rated below investment grade (“junk bonds”).  Investment grade securities are those rated Baa/BBB or higher by a nationally recognized statistical rating organization (“NRSRO”) including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”), or Fitch, Inc. (“Fitch”), or if unrated, determined by the Adviser to be of comparable quality.  The Core Plus Income Fund may invest in securities issued by sovereign and non-sovereign entities domiciled in emerging market countries as determined by the Adviser.

Exposure to non-dollar denominated fixed income instruments is limited to 25% of the total assets of the Core Plus Income Fund.  Un-hedged exposure to foreign currencies generally will not exceed 10% of the total assets of the Fund.  Currency forwards may be used for hedging purposes, as well as for outright active currency positions. Cross hedging is permitted.  Furthermore, the net incremental aggregate sum of the currency exposures for non-hedging purposes, irrespective of whether they are long or short, cannot exceed 10% of the net assets of the Core Plus Income Fund.

The Core Plus Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

Derivative instruments tied to permissible fixed income instruments are permitted for hedging and managing risk exposures.  The Core Plus Income Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

Recent Market Events

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility and turmoil in the U.S. and international markets.  It is uncertain whether or for how long these conditions will continue.  These events and possible continuing market turbulence may have an adverse effect on the Funds.

Information Concerning Duration

Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates.  Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity.  Some obligations also have call provisions.  Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

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Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security).  However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.  Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents.  Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments.  Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time.  For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity.  In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security.  For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset.  Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities.  The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure.  In these and other similar situations, the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser” or “Aberdeen”), or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure.  Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates.  When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration.  When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios.  With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Debt Obligations

Debt Securities Generally.  The Funds may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

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The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.  Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria.  High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor Services (“Moody’s”).  In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate.  Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Adviser or subadviser to evaluate potential investments.  This is particularly important for lower-quality securities.  Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history.  Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund.  In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events.  None of these events generally will require sale of such securities, but the Adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.  In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment-Grade Securities.  The Funds may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO; or, if

8

unrated, judged to be of equivalent quality as determined by the Adviser.  Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.  To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Medium-Quality Securities.  The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO (e.g., rated Baa by Moody’s or BBB by Standard & Poor’s or Fitch).  Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities.  In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower Quality (High-Risk) Securities.  Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality.  Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  There is more risk associated with these investments because of reduced creditworthiness and increased risk of default.  Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.  Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed in “High Yield/High Risk Bonds” below.

Adjustable Rate Securities.  The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

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Asset-Backed Securities.  Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.  Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  A Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  The availability of asset-backed securities may be affected by legislative or regulatory developments.  It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.  Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Other Asset-Backed Securities.  The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the collateralized mortgage obligation structure.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”).  CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment

10

sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments.  The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability.  In addition, there may be no liquid market for such securities.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.  If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks.  For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies.  Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness

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related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Certificates of Deposit and Bankers’ Acceptances.  Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.  Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

Mortgage-Backed Securities and Mortgage Pass-Through Securities.  A Fund may invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.  The pools underlying mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties.  Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

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Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest.  These variable rates of interest reset periodically to align themselves with market rates.  A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease.  Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates.  During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant.  Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

One difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index.  The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Mortgage-backed securities either issued or guaranteed by GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”) (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund).  The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

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The principal governmental guarantor of mortgage-related securities is GNMA.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.  These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares.  Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the FHLMC.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders.  Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis.  In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas that FNMA and FHLMC could buy, and until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock.  In September 2008, the U.S. Treasury Department announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.  In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.  First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets.  The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC.  Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009.  Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities,

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[which terminated in December 2009].  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.  The effect that this conservatorship will have on FNMA’s and FHLMC’s debt and equity is unclear.

To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.  Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.  Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a Fund to a lower rate of return upon reinvestment because the proceeds from such prepayments may be reinvested at lower prevailing interest rates.  Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.  When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund’s shares.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return.  However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  Also, a Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  A Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the

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Fund’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary.  As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

Impact of Sub-Prime Mortgage Market.  A Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default.  Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets.  As a result, a Fund’s investments in certain fixed-income securities may decline in value, its market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Stripped Mortgage Securities.  Stripped mortgage securities are derivative multiclass mortgage securities.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Stripped mortgage securities have greater volatility than other types of mortgage securities.  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed.  Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class).  The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

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In addition to the stripped mortgage securities described above, a Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes.  Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs.  IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs.  Unlike IOs, the owner also has the right to receive a very small portion of the principal.  Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs.  A Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.  See “Additional General Tax Information For The Funds” in this SAI.

A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations.  For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO.  Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.  The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates.  The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.  The market for collateralized mortgage obligations and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

Collateralized Mortgage Obligations (“CMOs”).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.  The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

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In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier.  PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range.  If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted.  The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted.  Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Common Stock.  The Funds may invest in common stock, but currently do not intend to invest in this type of security to any significant extent.  A Fund may receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock.  In such situations, a Fund will hold the common stock at the Adviser’s discretion.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, a Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities.  A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock.  Investments in convertible securities can provide an opportunity for capital

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appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.  Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity.  Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity.  Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock.  In addition, zero coupon convertible securities usually have put features that provide the holder

19

with the opportunity to sell the securities back to the issuer at a stated price before maturity.  Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

Corporate Obligations.  Investment in corporate debt obligations involves credit and interest rate risk.  The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise.  Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.  Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.  Each Fund may invest in all types of direct debt investments, but among these investments the Funds currently intend to invest primarily in direct loans and trade claims.

When a Fund participates in a direct loan it will be lending money directly to an issuer.  Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders.  Direct loans typically offer better security and structural terms than other types of high yield securities.  Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds.  Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers.  Trade claims typically may sell at a discount.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower.  A Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal.  The value of a Fund’s investments may be adversely affected if scheduled interest or principal payments are not made.  Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed.  Investments in direct debt instruments also involve interest rate risk and liquidity risk.  However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats.  To the extent the direct debt instruments in which a Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when

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necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value.  In order to lessen liquidity risk, a Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund’s net assets to be illiquid. Trade claims may also present a tax risk to a Fund.

A Fund will not invest in trade claims if it effects the Fund’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Advance Refunded Bonds.   A Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid.  The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded.  A Fund may also purchase Municipal Securities that have been refunded prior to purchase by such Fund.

Dollar Roll Transactions.  Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price.  The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder.  A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.  Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A Fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase.  Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security.  These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing.  Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted.  Additionally, the value of such securities may change adversely before a Fund is able to purchase them.  Similarly, a Fund may be required to purchase securities in connection with a dollar roll at

21

a higher price than may otherwise be available on the open market.  Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security.  Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.  Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

Eurobond Obligations.  A Fund may invest in Eurobond obligations, which are fixed income securities.  The Eurobonds that a Fund will purchase may include bonds issued and denominated in euros.  Eurobonds may be issued by government and corporate issuers in Europe.  Eurobond obligations are subject to the same risks that pertain to domestic issuers, notably credit risk, market risk and liquidity risk.  However, Eurobond obligations are also subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital from flowing across its boarders.  Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Foreign Currencies.  The Core Plus Income Fund may invest in foreign currencies.  Because investments in foreign securities usually will involve currencies of foreign countries, and because the Core Plus Income Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Core Plus Income Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Core Plus Income Fund’s investment performance.  If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged.  Conversely, if the

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dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Core Plus Income Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Core Plus Income Fund at one rate, while offering a lesser rate of exchange should the Core Plus Income Fund desire to resell that currency to the dealer.  The Core Plus Income Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities.  Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Adviser’s analysis without relying on published ratings.  Since such investments will be based upon the Adviser’s analysis rather than upon published ratings, achievement of a Fund’s goals may depend more upon the abilities of the Adviser than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which such Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar.  The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks.  A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness.  Brady Bonds are an investment option for the Core Plus Income Fund only.), involve special risks.  Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due.  In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.  In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue.  Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of

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sales by foreign investors.  These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund.  Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative.  There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds.  All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Privatized Enterprises.  Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization.  The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises.  A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors.  Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises.  The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management.  Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector.  However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise.  In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them.  After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected.  Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

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Brady Bonds.  The Core Plus Income Fund may invest in Brady Bonds.  Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.”  Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.  The Adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.  However, there can be no assurance that the Adviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.  Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Core Plus Income Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.  Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.  The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves.  In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations

25

of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.  However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.  The Core Plus Income Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Foreign Commercial Paper.  A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates.  The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding.  A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.  While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.  A Fund will purchase such commercial paper for hedging purposes only, not for speculation.  A Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign and Emerging Markets Investment Risk.  Foreign securities are normally denominated and traded in foreign currencies.  As a result, the value of a Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions and other fees are also generally higher than in the U.S.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the

26

repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.  Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism).  Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that

27

exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  The limited liquidity of securities markets in emerging countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities.  In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available.  A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present.  During the period commencing from a Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Sovereign Debt Risk- Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the IMF, and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may

28

default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.  To the extent that a Fund invests in obligations issued by emerging markets, these investments involve additional risks.  Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract.  If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established.  Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Currency Hedging.  While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates.  Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely

29

successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted.  Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge their currency exposure in specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Non-Investment Grade Debt (High Yield/High Risk Bonds).   A Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Adviser.  These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories.  The lower the ratings of such debt securities, the more their risks render them like equity securities.  Securities rated D may be in default with respect to payment of principal or interest.  See Appendix B to this SAI for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.  During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing.  The risk of loss from default by the issuer

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is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market.  Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the fund’s assets.  Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.  For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues.  In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering.  Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities.  A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after

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they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act.  Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  Restricted securities are often illiquid, but they may also be liquid.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.   Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable.   To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded.  Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses.  A Fund may be deemed to be an “underwriter” for purposes of the Securities Act, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security.  In addition, it may be more difficult to determine a market value for restricted or illiquid securities.  Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.  This investment practice, therefore, could have the effect of decreasing the level of illiquidity of such Fund.

Private Placement Commercial Paper.  Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors.  Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.  Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Adviser or subadviser believes that, based on the trading markets for

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such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Borrowing.  A Fund may borrow money from banks, limited by the Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes.  A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Leverage.  The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding.  Borrowings will create interest expenses for a Fund which can exceed the income from the assets purchased with the borrowings.  To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced.  In the latter case, the applicable Fund’s adviser or subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede a Fund’s adviser or subadviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Indexed Securities.  A Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).  Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the

33

interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Lending of Portfolio Securities.  A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.  By lending its portfolio securities, a Fund can increase its income through the investment of the collateral.  For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash.  From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.   These conditions may be subject to future modification.   Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral.  The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to:  (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured

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liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following:  A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S.  countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs).  Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI.  Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis.  Master notes may or may not be collateralized by underlying securities.  If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

Participation Interests.  A Fund may purchase from financial institutions participation interests in securities in which such Fund may invest.  A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security.  These instruments may have fixed, floating or variable interest rates with remaining maturities of 397 days or less.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest.  For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest.  As to these instruments, a Fund generally intends to exercise their right to demand payment only upon a default under the terms of the security.

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Real Estate Investment Trusts (“REITs”).  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of a Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements.  A Fund may invest in repurchase agreements pursuant to its investment guidelines.  In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight.  It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Repurchase agreements are considered by the staff of the SEC to be loans by a Fund.  Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.  The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself.  Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

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It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price.  However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements.  A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price.  A Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”).  When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest).  The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest).  A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of fund assets and their yields.

Securities Backed by Guarantees.  A Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions.  Changes in the

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credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Strategic Transactions and Derivatives.  A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain.  These strategies may be executed through the use of derivative contracts.  For the Core Income Fund, it is anticipated that the notional exposure to credit derivatives will not exceed 10% of the Fund’s total assets and the notional exposure to derivatives overall will not exceed 15% of the Fund’s total assets.

For the Core Plus Income Fund, it is anticipated that the notional exposure to credit derivatives will not exceed 20% of the Fund’s total assets and the notional exposure to derivatives overall will not exceed 25% of the Fund’s total assets.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover their obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize

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on its investments or cause a Fund to hold a security it might otherwise sell.  The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets.  As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

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Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

Over-the-counter options (“OTC options”) entered into by a Fund, including those on securities, currency, financial instruments or indices and Options Clearing Corporation (“OCC”) issued and exchange listed index options, will generally provide for cash settlement.  As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess.  Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

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Combined Transactions.  A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

General Characteristics of Futures.  A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets.  Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.  Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.  Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund.  If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the

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limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of such Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.  The segregation requirements with respect to futures contracts and options thereon are described below.

General Characteristics of Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described above under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to

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sell, the underlying instrument at the exercise price.  A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  A Fund is authorized to purchase and sell exchange listed options and OTC options.  Exchange listed options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a

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formula price within seven days.  A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser.  The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts.  All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.  In selling put options, there

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is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Swaps, Caps, Floors and Collars.  Among the Strategic Transactions into which a Fund may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars.  A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser.  If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps.  A Fund may enter into credit default swap contracts.  A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers).  A Fund also might use credit default swap contracts to create direct or

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synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs.  If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations.  As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment might expire worthless.  It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Synthetic Investments.  In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms.  In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities.  Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts.  Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.  Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved.  In addition, Synthetic Investments typically are illiquid.

Currency Transactions.  A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by Standard & Poor’s or Moody’s,

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respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below.  Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars.  The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and

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sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Stripped Zero Coupon Securities/Custodial Receipts.  Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm.  A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS™) and Certificate of Accrual on Treasuries (CATS™).  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities.  Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities.  A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer.  The proceeds of the issuance to a Fund of

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Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term.  As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected.  Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer.  The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.  Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances.  The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities.  Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds, to sell their holdings.

U.S. Government Securities.  There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury.  These instruments are backed by the “full faith and credit” of the United States.  They differ primarily in interest rates, the length of maturities and the dates of issuance.  Treasury bills have original maturities of one year or less.  Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer.  With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.  U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

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Interest rates on U.S. Government obligations may be fixed or variable.  Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates.  These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of the Fund.  There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time.  Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates.  For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase.  In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.  Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium.  Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity.  As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds.  TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation.  The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.  For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

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While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Warrants.  The Core Plus Income Fund may invest in warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by the Core Plus Income Fund were not exercised by the date of its expiration, the Core Plus Income Fund would lose the entire purchase price of the warrant.

When-Issued Securities and Delayed-Delivery.  A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund.  When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the securities may be more or less than the purchase price.  A Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the

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amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets.  Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Standby Commitment Agreements.  These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer.  The price and coupon of the security is fixed at the time of the commitment.  At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued.  A Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

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Temporary Investments.  Generally a Fund will be fully invested in accordance with its investment objective and strategies.  However, pending investment of cash balances or for other cash management purposes, or if the Adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; (7) high quality debt securities without equity features; and (8) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest.  Should this occur, a Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

Money Market Instruments.  Money market instruments may include the following types of instruments:

•                  obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•                  obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•                  obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•                  asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•                  repurchase agreements;

•                  bank or savings and loan obligations;

•                  commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations.  It may also be issued by foreign governments, and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•                  bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is

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                        obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•                  high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

•                  extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•                  unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Securities of Investment Companies.  To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies.  No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.  A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.

Preferred Stock.  Preferred stocks, like some debt obligations, are generally fixed-income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities.  PIK bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

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PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Loan Participations and Assignments.  A Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor

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involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These

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commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Put Bonds.  “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity.  The Adviser or subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued.  The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment.  However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.  For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of such securities, a Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Municipal Securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  In addition, a Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

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Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues.  A Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities.  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Ratings represent the opinions of an NRSRO as to the quality of municipal securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase.  The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Private Activity and Industrial Development Bonds.  Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects.  The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Loans.  A Fund may invest in floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”).  These Borrowers operate in a variety of industries and geographic regions.  A Fund acquires Loans from lenders such as banks, insurance companies, finance companies, other investment companies, and private investment funds.  The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock

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repurchases, or internal growth.  The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”).  The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders.  A Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower.  This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower.  The Loans also have contractual terms designed to protect Lenders.  These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests.  Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.  A Fund generally acquires Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders.  The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale.  Below investment grade fixed income securities are securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase.  As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

Structured Securities.  A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over-the-counter. Structured investments may be organized and operated to restructure the

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investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Inverse Floating Rate Instruments.  A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also accelerate the realization of

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taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities.  The Funds are actively managed.  As such, a Fund may have high portfolio turnover and the portfolio turnover rate is anticipated to exceed 100% per year.  The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on a Fund’s total rate of return.  In addition, funds with high portfolio turnover rates may be more likely than a low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed.  The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Each Fund:

•                  May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•                  May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•                  May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

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•                  May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies.  The following industries, among others, are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.

•                  May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The following are the Non-Fundamental Operating Policies of the Funds Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

As a matter of non-fundamental policy, each Fund currently does not intend to:

•                  borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

•                  purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

•                  purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

•                  enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts

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       entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

•                  purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

•                  lend portfolio securities in an amount greater than 33 1/3% of its total assets; or

•                  acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement.  However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, a Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements.  Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of

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information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or subadviser’s fiduciary duties.  The Trust, the Adviser, subadvisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website.  The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell Fund shares.

Each Fund posts onto the Trust’s internet site substantially all of its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings information becomes available no earlier than 15 calendar days after the end of the previous month.  The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•                  A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; and

•                  The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

Eligible third parties to whom portfolio holdings information may be released in advance of general release include service providers such as the Adviser, subadviser, independent registered public accounting firm, custodian, legal counsel, financial printer and proxy voting service.  In addition, non-public portfolio holdings information may be provided to

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mutual fund rating or ranking services prior to such information becoming publicly available so long as (i) such disclosure is subject to a confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements during the quarter.  The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holding which will describe to whom and under what circumstances such disclosure was made.

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BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE***

P. Gerald Malone **** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Funds. He also currently serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	24	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board), Aberdeen Global Income Fund (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.

Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	23

Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc.	26	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity

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TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE***
		(investment management) since 1988.		Fund, Inc. and Aberdeen Global Income Fund, Inc.

John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristine Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	26	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.

Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been Managing Editor of BCA Publications Ltd. (financial publications) since 1982. Since 2009, Mr. Smith serves on the Board of Advisers of BCA. Publications Ltd.	23

Jack Solan**** Year of Birth: 1939	Trustee since December 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	23

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TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE***
Martin Gilbert****† Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983 — present), Aberdeen Asset Management PLC. Director and Chairman (1995 — present), Aberdeen Asset Management Inc. Vice President (March 2008 — present), President (2004 — 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991 — present), Aberdeen Asset Management Asia Limited. Director (2000 — present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	25	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**

The Aberdeen Fund Complex consists of the Trust which currently consists of 23 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

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***

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.

†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

OFFICERS OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Gary Marshall Aberdeen Asset Management Limited 40 Princes Street Edinburgh EH2 2BY Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)

Gary Marshall is head of collective funds for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, and chief executive of Aberdeen Asset Management Life and Pensions Ltd. and chief executive officer of Aberdeen Asset Management Inc.  Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.  Mr. Marshall graduated with a BSc (Hons) in Actuarial Mathematics and Statistics from Heriot Watt University and is a qualified Actuary.

Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.  Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)

Currently, Head of Product Management, Collective Funds/North American Open and Closed Funds for Aberdeen Asset Management Inc.  Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.  Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.  In September 2009, Ms. Kennedy became the Head of Product Management. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Timothy Sullivan Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development, Collective Funds/North American Open and Closed Funds for Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Jennifer Nichols	Vice President	Currently Head of Legal, U.S., Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen

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Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	(Since December 2007)	Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003 - 2006).

Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)

Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer.  Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

Shahreza Yusof Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Vice President (Since December 2007)

Currently, Head of Equities, U.S., for Aberdeen Asset Management Inc.  Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore.  Over the years has worked on Aberdeen Asia equities team and became investment director for Japan.  Later Mr. Yusof moved to Aberdeen’s Emerging Markets division in London.  Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

William Baltrus Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)

Currently, Head of Mutual Fund Administration for Aberdeen Asset Management Inc.  Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Mr. Goodson is Head of US Collective Funds and serves as Vice-President for Aberdeen’s registered investment companies in the U.S. and Canada.  He joined Aberdeen from PricewaterhouseCoopers in 2000 and relocated to Aberdeen’s Philadelphia office in 2005.  Mr. Goodson graduated with a BEng (Hons) in Naval Architecture from the University of Southampton, and is a Chartered Accountant.

Lucia Sitar Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009) Vice President (Since December 2008)

Currently, U.S. Counsel for Aberdeen Asset Management Inc.  Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.  Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000 - 2007).

Vincent McDevitt Aberdeen Asset Management Inc.	Chief Compliance Officer (Since June 2008), Vice	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment

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1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1966	President-Compliance (Since December 2008)	securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

*  Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

Responsibilities of The Board Of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES’ COMMITTEES

The Board of Trustees has three standing committees:  Audit, Nominating and Fund Governance, and Valuation Committees.

The Audit Committee is comprised of Messrs. Sacks, Smith and Solan.  Mr. Solan serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert.  The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditors regarding financial reporting; and (h)  investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.  The independent auditors are ultimately accountable to the Board and the Audit Committee, as

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representatives of the Trust’s shareholders.  Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.  The Audit Committee met [   ] times during the fiscal year ended October 31, 2009.

The Nominating and Fund Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone, McCoy and Sheehy.  Mr. Malone serves as Chair of the Nominating Committee.  The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders.  When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.  The Nominating Committee met [   ] times during the fiscal year ended October 31, 2009.

The Valuation Committee is comprised of Messrs. Sheehy and Solan.  Mr. Sheehy serves as Chair of the Valuation Committee.  The purpose of the Valuation Committee is to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures.  The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.  The Valuation Committee met [   ] times during the fiscal year ended October 31, 2009.

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Ownership of Shares of the Trust

As of December 31, 2009, the Trustees held shares of the Funds as indicated below.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS  DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned*	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies**
P. Gerald Malone	$0	$0
Richard H. McCoy	$0	$0
Peter D. Sacks	$0	$0
John T. Sheehy	$0	$0
Warren C. Smith	$0	$0
Jack Solan	$0	$0

TRUSTEES WHO ARE INTERESTED PERSONS (AS  DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned*	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies**
Martin Gilbert	$0	$0

*	As of December 31, 2009, the Funds had not yet commenced operations.
**	The Family of Investment Companies consists of the Trust, which contains 23 portfolios.

As of December 31, 2009, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of each Fund’s shares.

Compensation of Trustees

The Independent Trustees receive compensation from the Funds for their service as Board members.  Each Independent Trustee receives a base annual retainer of $40,000 and a meeting fee of $2,750 for each meeting attended.  The Chairman of the Board receives an additional annual retainer of $12,500 and the Chairman of the Audit Committee receives an additional annual retainer of $7,750.  Prior to [                 ], 2009, each Independent Trustee received a base annual retainer of $21,000 and a meeting fee of $1,500 for each meeting attended.  The Chairman of the Board received an additional annual retainer of $10,000 and the Chairman of the Audit Committee received an additional annual retainer of $5,000.

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The Compensation Table below sets forth the total compensation that the Trust paid for the fiscal year ended October 31, 2009.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust		Pension Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
P. Gerald Malone	$	[ ]	None	None	$	[ ]
Richard H. McCoy	$	[ ]	None	None	$	[ ]
Peter D. Sacks	$	[ ]	None	None	$	[ ]
John T. Sheehy	$	[ ]	None	None	$	[ ]
Warren C. Smith	$	[ ]	None	None	$	[ ]
Jack Solan	$	[ ]	None	None	$	[ ]

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust		Pension Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Gary Bartlett**	$	[ ]	None	None	$	[ ]
Martin Gilbert	$	[ ]	None	None	$	[ ]

* The Aberdeen Fund Complex consists of the Trust, which contains 23 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

** Mr. Bartlett resigned as a Trustee in January 2009.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Sales Loads

Class A shares may be sold at net asset value without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates).  The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment.  See Waiver of Class A Sales Charges for more information.

Code of Ethics

Federal law requires the Trust, the Adviser, subadviser and affiliated principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to

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which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Regulations under the federal securities laws require the Trust, the Adviser and subadviser to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds.  The summary of such Proxy Voting Guidelines is attached as Appendix C to this SAI.  Information about how the Funds voted proxies relating to portfolio securities (when available) may be obtained (1) without charge upon request, by calling 866-667-9231 and (2) on the SEC’s website ad http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of the Adviser, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.  The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.  These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser - Aberdeen Asset Management Inc.

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.  The Core Plus Income Fund is also subadvised by Aberdeen Asset Management Investment Services Limited (“AAMISL”), an affiliate of Aberdeen.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and

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maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice.  The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is wholly owned by Aberdeen Asset Management PLC, a corporation organized under the laws of Scotland.  Martin Gilbert, Trustee of the Trust, is the Chief Executive Officer of Aberdeen Asset Management PLC.

For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Assets	Advisory Fee
Aberdeen Core Income
$0 up to $2 billion	0.30%
$2 billion up to $5 billion	0.275%
$5 billion or more	0.25%

Aberdeen Core Plus Income
$0 up to $500 million	0.325%
$500 million up to $1 billion	0.305%
$1 billion up to $5 billion	0.285%
$5 billion or more	0.255%

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Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, Aberdeen may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Funds.  In this regard, Aberdeen has voluntarily agreed to limit its expenses through at least the Fund’s first year of operations and has also entered into a written expense limitation agreement with the Trust on behalf of the Funds (the “Expense Limitation Agreement”).  Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Funds to the limits described below.  This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees.  Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

Aberdeen may request and receive reimbursement from a Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement.  No reimbursement will be made by a Fund unless:  (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made.  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

Through at least the Funds’ first year of operations, Aberdeen has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees for the Funds as follows:

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Class	Expense Limitation for Class
Core Income Fund
Class A	0.75%
Class C	1.50%
Class R	1.00%
Institutional Service Class	0.50%
Institutional Class	0.50%

Core Plus Income Fund
Class A	0.75%
Class C	1.50%
Class R	1.00%
Institutional Service Class	0.50%
Institutional Class	0.50%

Investment Advisory Fees

Prior to the date of this SAI, the Funds had not commenced operations and, therefore, no investment advisory fees were incurred.

Subadviser to the Core Plus Income Fund

AAMISL, a United Kingdom corporation and U.S. registered investment adviser, serves as subadviser to the Core Plus Income Fund.  AAMISL is an affiliate of the Adviser.  AAMISL is located at One Bow Churchyard, London, England EC4M9HH.

Subject to the supervision of the Adviser and the Trustees, AAMISL manages a portion of the assets of the Core Plus Income Fund in accordance with the Fund’s investment objectives and policies.  AAMISL makes investment decisions for the Core Plus Income Fund and in connection with such investment decisions places purchase and sell orders for securities.  For the investment management services they provide to the Core Plus Income Fund, AAMISL receives annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the Core Plus Income Fund, as follows:

Assets	Subadvisory Fee
$0 up to $500 million	0.04875%
$500 million up to $1 billion	0.04575%
$1 billion up to $5 billion	0.04275%
$5 billion or more	0.03825%

A discussion regarding the basis for the Board of Trustees approval of the investment advisory contracts of the Funds will be available in future reports to the shareholders.

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Portfolio Managers

Appendix A contains the following information regarding the portfolio manager(s) identified in the Funds’ Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio managers and potential conflicts of interest that might arise from the management of multiple accounts.  Because the Funds are new, the portfolio managers do not own shares of the Funds.

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor”) have entered into to a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Trust’s shares.  Vincent J. Esposito, President and Chief Executive Officer of the Trust, is also Chief Executive Officer of the distributor.  The principal business address of Aberdeen Fund Distributors LLC is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of a Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of Fund shares.  If applicable to a class of the Trust’s shares as described below, the distributor may receive distribution fees from the Funds as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges (“CDSC”) imposed on certain redemptions of Class C shares (and certain Class A shares).

The distributor reallows to dealers 3.75% of sales charges on Class A shares of the Funds and 1.00% on Class C shares of the Funds.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares.  The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds.  Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

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•                  0.25% of the average daily net assets of Class A shares of the Funds (distribution or service fee);

•                  1.00% of the average daily net assets of Class C shares for the Funds (0.25% service fee); and

•                  0.50% of the average daily net assets of the Class R shares of the Funds (0.25% of which must be either a distribution or service fee).

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”).  The Plan was approved for the Funds by the Board of Trustees and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class.  Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval.  The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.  All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.  The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued.  In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets.  As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above.  The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

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Administrative Services Plan

Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the Funds.  Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.  With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the Funds’ distributor has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers.  In consideration for providing administrative support services, the Funds’ distributor and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, R or Institutional Service Class shares of each Fund.

Fund Administration

Under the terms of a Fund Administration Agreement, Aberdeen Asset Management Inc. (the “Adviser”) provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  The Adviser is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  The Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services.  Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

•                  0.045% of the first $500 million in aggregate net assets of all Funds of the Trust, plus

•                  0.03% of aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus

•                  0.015% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust multiplied by $2083.33.

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Out of Pocket Expenses and Miscellaneous Charges

The Trust will also be responsible for out-of-pocket expenses and miscellaneous services fees and charges (including, but not limited to, the cost of the pricing services that the Administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the Administrator or its subcontractors in providing services to the Trust.  All fees and expenses shall be paid by the Trust to the Administrator on behalf of the Funds.

Sub-Administrator, Transfer Agent and Fund Accountant

The Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent services.  For the services provided by Citi to the Trust and the Adviser, the Trust and the Adviser each pay Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides such services for:

•                  0.045% of the first $500 million in aggregate net assets of all Funds of the Trust; plus

•                  0.03% of the aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus

•                  0.015% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

The asset based fees are subject to an annual minimum fee equal to the number of Funds of the Trust multiplied by $2083.33.

The Adviser has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”), [address], whereby State Street will assist the Adviser in providing certain of the administration services for the Funds. The Trust has also entered into a Services Agreement with State Street, whereby State Street provides dividend disbursement agent and fund accounting services. For the services provided by State Street to the Trust and the Adviser, the Trust and the Adviser each pay State Street an annual fee at the following rates based on the average daily net assets of the aggregate of all the Funds of the Trust that State Street provides such services for:

[STATE STREET COMPENSATION SCHEDULE AND DISCLOSURE TABLE]

Custodian

State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, is the custodian for each Fund and makes all receipts and disbursements under a Custody Agreement.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Trust’s legal counsel.

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Independent Registered Public Accounting Firm

[                 ] LLP, [                 ], serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

The Adviser (or subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible.  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the subadviser have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or subadviser.  In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information.  Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

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In purchasing and selling investments for the Funds, it is the policy of the Adviser and the subadviser to obtain best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser or the subadviser in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser and the subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided.  Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information.  Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be.  The fees paid to the Adviser and the subadviser pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services.  The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients.  All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services.  The Adviser and the subadviser are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, a Fund may purchase securities from underwriting syndicates of which the subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as

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defined in the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadviser do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A Sales Charges

The charts below show the Class A sales charges, which decrease as the amount of your investment increases.

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Using the initial net asset value per share the maximum offering price of a Fund’s Class A Shares would be as follows:

Net Asset Value	Maximum Sales Charge	Offering Price to the Public

$10.00	4.25%	$10.43

Waiver of Class A Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds.  You may also qualify for a waiver of the Class A sales charges.  To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver.  If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to.  You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

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The sales charge applicable to Class A shares may be waived for the following purchases:

1)              shares sold to other registered investment companies affiliated with Aberdeen,

2)              shares sold:

a)              to any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

b)             to any endowment or non-profit organization;

c)              401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

d)             to any life insurance company separate account registered as a unit investment trust;

e)              to Trustees and retired Trustees of the Trust;

f)                to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

g)             to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

h)             to any qualified pension or profit sharing plan established by a Aberdeen sales representative for himself/herself and his/her employees;

i)                 to any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

3)              Class A shares sold:

a)              to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the distributor to waive sales charges for those persons;

b)             to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the distributor;

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4)              to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

Reduction of Sales Charges

Reduction of Class A Sales Charges

Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

•                  A Larger Investment.  The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation.  You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Aberdeen Funds, that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.  To the extent you are eligible to purchase Class D shares of a Aberdeen Fund, these purchases may also be combined.

•                  No Sales Charge on a Repurchase.  If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class.  You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge.  Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due.  If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•                  Letter Of Intent Discount.  State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares and your sales charge will be based on the total amount you intend to invest.  You can also combine your purchase of Class B and Class C Shares to fulfill your Letter of Intent.  The letter may be backdated up to 90 days to include previous purchases for determining your sales charge.  Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of a Fund of $1 million or more.  An investor may purchase $1 million or more of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase.  With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer.  For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

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•                  The purchase can be made in any combination of the Funds of the Trust.  The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased.  The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•                  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below.  The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.  The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Amount of Purchase	Amount of CDSC

$1 Million up to $4 Million	0.75%

$4 Million up to $25 Million	0.50%

$25 Million or More	0.25%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares.  The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of a Fund.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the

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benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•                  the distributor and other affiliates of the Adviser,

•                  broker-dealers,

•                  financial institutions, and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class R Shares

Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs.  Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets.  In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider.  Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan.  If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares.  Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide.  Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan.  A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

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Redemptions

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.  The Funds may also assess redemption fees on shares held less than 15 days as set forth in the Funds’ current prospectus.  Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  Certain intermediaries cannot assess and collect redemption fees from their accounts.  To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions.  As described in the Prospectus, the Funds reserve the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s net asset value during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated persons of a Fund.  Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund.  These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders.  The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder.  The Trust’s Chief Financial Officer or his designee must determine that the redemption is in the best interests of a Fund.  Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for

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which instructions are currently not on your account.  The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.  Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges.  A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds.  A notary public is not an acceptable guarantor.  In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations.  If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.  The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

If the value of your account falls below $1,000 for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the applicable Fund to offset the expenses of small accounts.  We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000.  Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action.  We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

The net asset value per share (“NAV”) for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m.  Eastern Time) on each day that the Exchange is (a “Business Day”) open and on such other days as the Board of Trustees determines (together, the “Valuation Time”).  However, to the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the New York Stock Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect the Fund’s NAV.

The offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form

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after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of a Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities).  The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time.  Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time).  Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price by an independent pricing agent, the use of which has been approved by the Board of Trustees.  In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers.  Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be “short term” and are valued at amortized cost which approximates market value.  The pricing service activities and results are reviewed by an officer of the Funds.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Adviser or designee, are valued at fair value under procedures approved by the Funds’ Board of Trustees.  Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds’ NAV.  Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets.  Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

The Funds value foreign securities at fair value in the circumstances described below.  Generally, trading in foreign securities markets is completed each day at various times

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prior to the Valuation Time.  In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days.  Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s NAV is not calculated.  “Fair value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values.  Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate.  Fair value prices are intended to reflect more accurately the value of these securities at the time a Fund’s NAV is calculated.  Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets.  Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.  Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for a Fund, the Fund will also fair value their foreign investments when the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value.  When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

SYSTEMATIC INVESTMENT STRATEGIES

Automatic Asset Accumulation.  This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging.  With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows.  Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund.

Automatic Asset Transfer.  This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met.  The money is transferred on the 25th day of the month as selected or on the preceding business day.  Dividends of any amount can be moved automatically

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from one Fund to another at the time they are paid.  This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time.  With this plan, your fixed monthly or quarterly transfer from a Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Automatic Withdrawal Plan (“AWP”) ($50 or More).  You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account.  Complete the appropriate section of the New Account Form or contact your financial intermediary or a Fund.  Your account value must meet the minimum initial investment amount at the time the program is established.  This program may reduce and eventually deplete your account.  Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program.  The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders.  Additional information may be obtained by calling toll free 866-667-9231.

No Sales Charge On Reinvestments.  All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application.  Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege.  The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions.  The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.  The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds.  Exchanges may be made among any of the Aberdeen Funds within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

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Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class R shares of the other Aberdeen Funds are also available within a plan.  Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, there is no sales charge for exchanges of Class C, Institutional Service Class or Institutional Class shares.  However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging.  If you exchange your Class A shares of a Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund.  If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made In The Following Convenient Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week.  However, if you declined the option on the application, you will not have this automatic exchange privilege.  This system also gives you quick, easy access to mutual fund information.  Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.  You must call our toll free number by the Valuation Time to receive that day’s closing share price.  The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone.  Requests may be made only by the account owner(s).  You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares.  The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions.  These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded.  The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

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By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148 or fax to 866-923-4269.  Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included.  For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants With Right of Survivorship,’ then both John and Mary must sign the exchange request.  The exchange will be processed effective the date the signed letter or fax is received.  Fax requests received after the Valuation Time will be processed as of the next business day.  The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeeninvestments.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts.  Once you have reached the website, you will be instructed on how to select a password and perform transactions.  You can choose to receive information on the Funds as well as your own personal accounts.  You may also perform transactions, such as purchases, redemptions and exchanges.  The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System.  Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system.  Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information And Assistance.  Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans.  Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations.  You will receive a confirmation statement each time a requested transaction is processed.  However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs.  Instead, these will appear on your next consolidated statement.

Consolidated Statements.  Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December.  Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds.  Your accounts are consolidated by social security number and zip code.  Accounts in your household under other social security numbers may be added to your

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statement at your request.  Only transactions during the reporting period will be reflected on the statements.  An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement.  This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS.  If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end.  Average cost can only be calculated on accounts opened on or after January 1, 1984.  Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses.  You may wish to consult a tax advisor on the other methods available.  The average cost information will not be provided to the IRS.

Shareholder Reports.  All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectus.  An updated prospectus will be mailed to you at least annually.

Undeliverable Mail.  If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder.  With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Funds at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue a number of different funds.  Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently consists of the following 23 series of shares of beneficial interest, without par value and with the various classes listed:

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FUND	SHARE CLASS

Aberdeen U.S. Equity Fund (formerly, Aberdeen Select Growth Fund)	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Equity Fund (formerly, Aberdeen Select Worldwide Fund)	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen China Opportunities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Emerging Markets Fund (formerly, Aberdeen Developing Markets Fund)	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class(1)

Aberdeen International Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class(2)

Aberdeen Equity Long-Short Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Financial Services Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Natural Resources Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Growth	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate Growth	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Defensive	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Specialty	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

(1) The Emerging Markets Fund Institutional and Institutional Service Classes were closed to new investors effective [   ], 2009.

(2) The International Equity Fund Institutional Class was closed to new investors effective [   ]. 2009

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FUND	SHARE CLASS

Aberdeen Small Cap Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Tax-Free Income Fund	Class A, Class B, Class C, Class D

Aberdeen Core Plus Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Core Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Asia Bond Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen Global Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Emerging Markets Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen International Equity Institutional Fund	Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own.  Shares of a particular class are equal in all respects to other shares of that class.  In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class.  All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust.  Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held.  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters.  In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal.

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In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Fund

The Funds calculate dividends and capital gain distributions the same way for each class.  The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of Net Investment Income

The Funds receive income generally in the form of dividends and interest on their investments in portfolio securities.  This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.  Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

The Funds may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund.  Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

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Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities

The Funds are permitted to invest in foreign securities as described above.  Accordingly, the Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by a Fund.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Funds may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.  In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

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Information on the Amount and Tax Character of Distributions

The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

Each Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”) and intends to so qualify during the current fiscal year.  As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you.  The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain asset diversification, income and distribution specific requirements, including:

(i)  The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

(ii)  The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

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(iii)  The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:  98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat  them as received in December) but can give no assurances that its distributions  will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis — Class A shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

•                  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge),

•                  You sell some or all of your original shares within 90 days of their purchase, and

•                  You reinvest the sales proceeds in the Fund or in another fund, and the sales charge that would otherwise apply is reduced or eliminated;

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THEN:  In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost Basis Reporting.  Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, a Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

U.S. Government Securities

Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Either none or only a nominal portion of the dividends paid by the Funds will be qualified dividend income because the Funds invest primarily in debt instruments.  Income dividends from interest earned by the Funds on debt securities will continue to be taxed at the higher ordinary income tax rates.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the

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amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Either none or only a nominal portion of the dividends paid by the Funds will be eligible for the corporate dividends-received deduction because the Funds invest primarily in debt instruments.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

The Funds may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax.  These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund.  For example:

Derivatives.  The Funds are permitted to invest in certain options, futures, forwards or foreign currency contracts.  If a Fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for

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federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

Short sales and securities lending transactions.  A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  The Funds are permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received.  If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements.  The Funds may enter into credit default swap agreements.  The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects.  Accordingly, while the Funds intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment.  The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

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Investment in taxable mortgage pools (excess inclusion income).  The Funds may invest in U.S.-REITs  that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.  While the Funds do not intend to invest in U.S.-REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.   The Funds may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

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•                  provide your correct social security or taxpayer identification number,

•                  certify that this number is correct,

•                  certify that you are not subject to backup withholding, and

•                  certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.  With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated

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investment company.  On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income.  Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. real property.  The Funds may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a U.S-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as a Fund, received from a U.S.-REIT or U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

•                 The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•                 You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

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•                 If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•                 In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends — rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend — subject to withholding at the 30% or lower treaty tax rate.

These rules apply to dividends with respect to a Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.  In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010 (sunset date), unless such provision is extended or made permanent.  Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for

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a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

MAJOR SHAREHOLDERS

Prior to the date of this SAI, the Funds had not yet commenced operations and the Funds did not have any shareholders.

FINANCIAL STATEMENTS

A copy of the Funds’ annual reports (when available) may be obtained upon request and without charge by writing or by calling [State Street] at the telephone number on the back cover of the Funds’ Prospectus.  The annual report for the fiscal year ending October 31, 2010 will become available to shareholders in December 2010.  The semi-annual report for the fiscal period ended April 30, 2010 will become available to Shareholders in June 2010.

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APPENDIX A — PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)

The Adviser and AAMISL compensate the Fund’s portfolio managers for their management of the Fund. The Fund’s portfolio managers’ compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.

Other Managed Accounts

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of September 30, 2009)

Aberdeen Asset Management Inc.

Keith Bachman

•                  Mutual Funds: [ ] accounts, $[ ] total assets ([ ] accounts, $[ ] total assets of which the advisory fee is based on performance)

•                  Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets ([ ] account, $[ ] total assets of which the advisory fee is based on performance)

•                  Other Accounts: [ ] accounts, $[ ] total assets ([ ] accounts, $[ ] total assets of which the advisory fee is based on performance)

A-1

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of September 30, 2009)
Christopher Gagnier

•                  Mutual Funds: [ ] accounts, $[ ] total assets ([ ] accounts, $[ ] total assets of which the advisory fee is based on performance)

•                  Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets ([ ] account, $[ ] total assets of which the advisory fee is based on performance)

•                  Other Accounts: [ ] accounts, $[ ] total assets ([ ] accounts, $[ ] total assets of which the advisory fee is based on performance)

Neil Moriarty

•                  Mutual Funds: [ ] accounts, $[ ] total assets ([ ] accounts, $[ ] total assets of which the advisory fee is based on performance)

•                  Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets ([ ] account, $[ ] total assets of which the advisory fee is based on performance)

•                  Other Accounts: [ ] accounts, $[ ] total assets ([ ] accounts, $[ ] total assets of which the advisory fee is based on performance)

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Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of September 30, 2009)
Timothy Vile

•                  Mutual Funds: [ ] accounts, $[ ] total assets ([ ] accounts, $[ ] total assets of which the advisory fee is based on performance)

•                  Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets ([ ] account, $[ ] total assets of which the advisory fee is based on performance)

•                  Other Accounts: [ ] accounts, $[ ] total assets ([ ] accounts, $[ ] total assets of which the advisory fee is based on performance)

Aberdeen Asset Management Investment Services Limited

Brett Diment	• Mutual Funds: [ ] accounts, $[ ] total assets • Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets • Other Accounts: [ ] accounts, $[ ] total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services Limited

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as a Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by a Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and

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sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

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APPENDIX B-DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.     Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.     Nature of and provisions of the obligation.

3.     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade.  Market access for refinancing, in particular, is likely to be less well established.

FITCH, INC.  BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest.  These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes.  Notes maturing in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.  Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.  Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest.  Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 - This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative quality.  Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX C - PROXY VOTING GUIDELINES SUMMARIES

Aberdeen Asset Management Inc. and

Aberdeen Asset Management Investment Services Limited

Summary of Proxy Voting Guidelines

GENERAL

The Board of Trustees of Aberdeen Funds (the “Trust”) has approved the delegation of the authority to vote proxies relating to the securities held in a Fund to the Adviser or subadviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by the Adviser and subadviser of the Funds.  The Adviser and subadviser use an independent service provider, as described below.

Aberdeen Asset Management Inc.’s (“Aberdeen”) goal in performing this service is to make proxy voting decisions:  (i) to vote or not to vote proxies in a manner that serves the best economic interests of the Fund; and (ii) that avoid the influence of conflicts of interest.  To implement this goal, Aberdeen has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions.  The Proxy Voting Guidelines are designed to ensure that where Aberdeen has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records for the 12 month period ended June 30, 2009 of the Funds will be made available to shareholders without charge, upon request, by calling 866-667-9231 and on the SEC’s website at http://www.sec.gov.

HOW PROXIES ARE VOTED

Aberdeen has delegated to RiskMetrics Group ISS Governance Services (“ISS”) (formerly known as Institutional Shareholder Services), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen and AAMISL.  ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis.  A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are

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incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services.  Aberdeen’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients.  Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals.  When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation:  (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients.  A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest.  In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of a Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen’s affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS.  To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen.  The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest.  If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so.  For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security.  Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

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DELEGATION OF PROXY VOTING TO AAMISL, SUBADVISER TO THE CORE PLUS INCOME FUND

For the Core Plus Income Fund, which is directly managed by AAMISL, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to the subadviser.  The subadviser has provided its proxy voting policies to the Board of Trustees of the Trust and Aberdeen for their respective review and these proxy voting policies are described below.  The subadviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund advised by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the subadviser’s proxy voting policies.

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2008 PROXY VOTING GUIDELINES SUMMARY

RiskMetrics Group

ISS Governance Services

1.                                       Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

•                  The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•                  Motivation and rationale for establishing the agreements;

•                  Quality of disclosure; and

•                  Historical practices in the audit area.

WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of Audit Committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2.                                       Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(3) from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

(3)          In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold /against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•                  The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”;

•                  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold /against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•                  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•                  The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•                  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

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•                  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•                  There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•                  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                  The company has backdated options (see “Options Backdating” policy);

•                  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2008 Classification of Directors

Inside Director (I)

•                  Employee of the company or one of its affiliates(1);

•                  Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

•                  Listed as a Section 16 officer(2);

•                  Current interim CEO;

•                  Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)

•                  Board attestation that an outside director is not independent;

•                  Former CEO of the company(3);

•                  Former CEO of an acquired company within the past five years;

•                  Former interim CEO if the service was longer than 18 months. If the service was between

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twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made;(4)

•                  Former executive(2) of the company, an affiliate or an acquired firm within the past five years;

•                  Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

•                  Executive(2), former executive, general or limited partner of a joint venture or partnership with the company;

•                  Relative(5) of a current Section 16 officer of company or its affiliates;

•                  Relative(5) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

•                  Relative(5) of former Section 16 officer, of company or its affiliate within the last five years;

•                  Currently provides (or a relative(5) provides) professional services(6) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

•                  Employed by (or a relative(5) is employed by) a significant customer or supplier(7);

•                  Has (or a relative(5) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement;(7)

•                  Any material financial tie or other related party transactional relationship to the company;

•                  Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

•                  Has (or a relative(5) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee;(8)

•                  Founder(9) of the company but not currently an employee;

•                  Is (or a relative(5) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(7) from the company or its affiliates(1).

Independent Outside Director (IO)

•                  No material(10) connection to the company other than a board seat.

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Footnotes:

(1)        “Affiliate” includes a subsidiary, sibling company, or parent company.  ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2)          “Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

(3)          Includes any former CEO of the company prior to the company’s initial public offering (IPO).

(4)          ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(5)          “Relative” follows the SEC’s new definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(6)          Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(7)          If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues.  (The recipient is the party receiving the financial proceeds from the transaction).

(8)          Interlocks include:  (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

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(9)          The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(10)                            For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:

•                  The company has proxy access or a similar structure(4) to allow shareholders to nominate directors to the company’s ballot; and

(4)          “Similar structure” would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management’s nominees, and their bios are included in management’s proxy.

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•                  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•                  If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•                  If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

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Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•                  presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•                  serves as liaison between the chairman and the independent directors;

•                  approves information sent to the board;

•                  approves meeting agendas for the board;

•                  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                  has the authority to call meetings of the independent directors;

•                  if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•                  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•                  Two-thirds independent board;

•                  All independent key committees;

•                  Established governance guidelines;

•                  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•                  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

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* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

•                  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•                  Effectively disclosed information with respect to this structure to its shareholders;

•                  Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

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•                  The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•                  The ownership threshold proposed in the resolution;

•                  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Performance Test for Directors

On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement is a market-based performance metric and three measurements are tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance			50%
5-year Average pre-tax operating ROIC or ROAA*	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth or Operating Income Growth*	Core-earnings	33.3%
Sub Total		100%
Stock Performance			50%
5-year TSR	Market
Total			100%

*Metric applies to companies in the financial sector

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Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted.  In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

•                  Year-to-date performance;

•                  Situational circumstances;

•                  Change in management/board;

•                  Overall governance practices.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3.             Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•                  The election of fewer than 50% of the directors to be elected is contested in the election;

•                  One or more of the dissident’s candidates is elected;

•                  Shareholders are not permitted to cumulate their votes for directors; and

•                  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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4.             Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20% trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.             Mergers and Corporate Restructurings

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•                  Purchase price;

•                  Fairness opinion;

•                  Financial and strategic benefits;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives for the business;

•                  Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•                  Impact on the balance sheet/working capital;

•                  Potential elimination of diseconomies;

•                  Anticipated financial and operating benefits;

•                  Anticipated use of funds;

•                  Value received for the asset;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest.

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Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•                  Dilution to existing shareholders’ position;

•                  Terms of the offer;

•                  Financial issues;

•                  Management’s efforts to pursue other alternatives;

•                  Control issues;

•                  Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•                  The reasons for the change;

•                  Any financial or tax benefits;

•                  Regulatory benefits;

•                  Increases in capital structure;

•                  Changes to the articles of incorporation or bylaws of the company.

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Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•                  Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);

•                  Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•                  Offer price/premium;

•                  Fairness opinion;

•                  How the deal was negotiated;

•                  Conflicts of interest;

•                  Other alternatives/offers considered; and

•                  Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•                  Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•                  Cash-out value;

•                  Whether the interests of continuing and cashed-out shareholders are balanced; and

•                  The market reaction to public announcement of transaction.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•                  Percentage of assets/business contributed;

•                  Percentage ownership;

•                  Financial and strategic benefits;

•                  Governance structure;

•                  Conflicts of interest;

•                  Other alternatives;

•                  Noncompletion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•                  Management’s efforts to pursue other alternatives;

•                  Appraisal value of assets; and

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•                  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

•                  Dilution to existing shareholders’ position;

•                  Terms of the offer;

•                  Financial issues;

•                  Management’s efforts to pursue other alternatives;

•                  Control issues;

•                  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

•                  Tax and regulatory advantages;

•                  Planned use of the sale proceeds;

•                  Valuation of spinoff;

•                  Fairness opinion;

•                  Benefits to the parent company;

•                  Conflicts of interest;

•                  Managerial incentives;

•                  Corporate governance changes;

•                  Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

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•                  Prolonged poor performance with no turnaround in sight;

•                  Signs of entrenched board and management;

•                  Strategic plan in place for improving value;

•                  Likelihood of receiving reasonable value in a sale or dissolution; and

•                  Whether company is actively exploring its strategic options, including retaining a financial advisor.

6.             State of Incorporation

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

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Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Green mail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•                  The reasons for reincorporating;

•                  A comparison of the governance provisions;

•                  Comparative economic benefits; and

•                  A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

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Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.             Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•                  Rationale;

•                  Good performance with respect to peers and index on a five-year total shareholder return basis;

•                  Absence of non-shareholder approved poison pill;

•                  Reasonable equity compensation burn rate;

•                  No non-shareholder approved pay plans; and

•                  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

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Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders;

•                  It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

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•                  More simplified capital structure;

•                  Enhanced liquidity;

•                  Fairness of conversion terms;

•                  Impact on voting power and dividends;

•                  Reasons for the reclassification;

•                  Conflicts of interest; and

•                  Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions:  Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•                  Adverse governance changes;

•                  Excessive increases in authorized capital stock;

•                  Unfair method of distribution;

•                  Diminution of voting rights;

•                  Adverse conversion features;

•                  Negative impact on stock option plans; and

•                  Alternatives such as spin-off.

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8.             Executive and Director Compensation

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options without prior shareholder approval;

•                  There is a disconnect between CEO pay and the company’s performance;

•                  The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•                  The plan is a vehicle for poor pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or

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other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Disconnect

Generally vote AGAINST plans in which:

•                  There is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);

•                  The main source of the pay increase (over half) is equity-based; and

•                  The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO’s total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

•                  The compensation committee has reviewed all components of the CEO’s compensation, including the following:

•                  -Base salary, bonus, long-term incentives;

•                  -Accumulative realized and unrealized stock option and restricted stock gains;

•                  -Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

•                  -Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;

•                  -Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).

•                  A tally sheet with all the above components should be disclosed for the following termination scenarios:

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•                  -Payment if termination occurs within 12 months: $              ;

•                  -Payment if “not for cause” termination occurs within 12 months: $              ;

•                  -Payment if “change of control” termination occurs within 12 months: $               .

•                  The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program.  From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

•                  The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets.  From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(5) or performance-accelerated grants.(6)  Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

(5)          Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

(6)          Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure.  However, these grants will ultimately vest over time even without the attainment of the goal(s).

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The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

•                  The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

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2008 Burn Rate Table

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Mean + STDEV	Mean	Standard Deviation	Mean + STDEV
1010	Energy	1.71%	1.39%	3.09%	2.12%	2.31%	4.43%
1510	Materials	1.16%	0.77%	1.93%	2.23%	2.26%	4.49%
2010	Capital Goods	1.51%	1.04%	2.55%	2.36%	2.03%	4.39%
2020	Commercial Services & Supplies	2.35%	1.70%	4.05%	2.20%	2.03%	4.23%
2030	Transportation	1.59%	1.22%	2.80%	2.02%	2.08%	4.10%
2510	Automobiles & Components	1.89%	1.10%	2.99%	1.73%	2.05%	3.78%
2520	Consumer Durables & Apparel	2.02%	1.31%	3.33%	2.10%	1.94%	4.04%
2530	Hotels Restaurants & Leisure	2.15%	1.18%	3.33%	2.32%	1.93%	4.25%
2540	Media	1.92%	1.35%	3.27%	3.33%	2.60%	5.93%
2550	Retailing	1.86%	1.04%	2.90%	3.15%	2.65%	5.80%
3010, 3020, 3030	Food & Staples Retailing	1.69%	1.23%	2.92%	1.82%	2.03%	3.85%
3510	Health Care Equipment & Services	2.90%	1.67%	4.57%	3.75%	2.65%	6.40%
3520	Pharmaceuticals & Biotechnology	3.30%	1.66%	4.96%	4.92%	3.77%	8.69%
4010	Banks	1.27%	0.88%	2.15%	1.07%	1.12%	2.19%
4020	Diversified Financials	2.45%	2.07%	4.52%	4.41%	5.31%	9.71%
4030	Insurance	1.21%	0.93%	2.14%	2.07%	2.28%	4.35%
4040	Real Estate	1.04%	0.81%	1.85%	0.80%	1.21%	2.02%
4510	Software & Services	3.81%	2.30%	6.11%	5.46%	3.81%	9.27%
4520	Technology Hardware & Equipment	3.07%	1.74%	4.80%	3.43%	2.40%	5.83%
4530	Semiconductors & Semiconductor Equipment	3.78%	1.81%	5.59%	4.51%	2.30%	6.81%
5010	Telecommunication Services	1.57%	1.23%	2.80%	2.69%	2.41%	5.10%
5510	Utilities	0.72%	0.50%	1.22%	0.59%	0.66%	1.25%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Annual Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

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Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

•                  Egregious employment contracts:

Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

•                  Excessive perks:

Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

•                  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

•                  Egregious pension/SERP (supplemental executive retirement plan) payouts:

Inclusion of additional years of service not worked that result in significant payouts

Inclusion of performance-based equity awards in the pension calculation;

•                  New CEO with overly generous new hire package:

Excessive “make whole” provisions;

Any of the poor pay practices listed in this policy;

•                  Excessive severance and/or change-in-control provisions:

Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•                  Poor disclosure practices:

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Unclear explanation of how the CEO is involved in the pay setting process;

Retrospective performance targets and methodology not discussed;

Methodology for benchmarking practices and/or peer group not disclosed and explained;

•                  Internal Pay Disparity:

Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

•                  Options backdating (covered in a separate policy);

•                  Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•                  Performance:  Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

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•                  Overhang Disclosure:  Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•                  The number of in-the-money options outstanding in excess of six or more years with a

•                  corresponding weighted average exercise price and weighted average contractual remaining term;

•                  The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•                  The general vesting provisions of option grants; and

•                  The distribution of outstanding option grants with respect to the named executive officers.

•                  Dilution:  Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•                  Compensation Practices:  An evaluation of overall practices could include:  (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES

401 (k) Employee Benefit Plans

Vote FOR proposals to implement a 401 (k) savings plan for employees.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices. The following principles and factors should be considered:

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1.  The following five global principles apply to all markets:

•                  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:  This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors:  the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

•                  Avoid arrangements that risk “pay for failure”:  This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

•                  Maintain an independent and effective compensation committee:  This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

•                  Provide shareholders with clear, comprehensive compensation disclosures:  This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

•                  Avoid inappropriate pay to non-executive directors:  This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2.  For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•                  Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•                  Evaluation of peer groups used to set target pay or award opportunities;

•                  Alignment of company performance and executive pay trends over time (e.g., performance down:  pay down);

•                  Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

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Design Considerations:

•                  Balance of fixed versus performance-driven pay;

•                  Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•                  Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•                  Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•                  Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period:

•                  -       A minimum vesting of three years for stock options or restricted stock; or

•                  -       Deferred stock payable at the end of a three-year deferral period.

•                  Mix between cash and equity:

•                  -       A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•                  -       If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites provided to non-employee directors; and

•                  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following:  name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

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Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•                  Purchase price is less than 85 percent of fair market value; or

•                  Offering period is greater than 27 months; or

•                  The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•                  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•                  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•                  Length of time of options backdating;

•                  Size of restatement due to options backdating;

•                  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•                  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•                  Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•                  Rationale for the re-pricing—was the stock price decline beyond management’s control?

•                  Is this a value-for-value exchange?

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•                  Are surrendered stock options added back to the plan reserve?

•                  Option vesting—does the new option vest immediately or is there a black-out period?

•                  Term of the option—the term should remain the same as that of the replaced option;

•                  Exercise price-should be set at fair market or a premium to market;

•                  Participants-executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.  Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers:  Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•                  Executive officers and non-employee directors are excluded from participating;

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•                  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•                  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program:  Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•                  Eligibility;

•                  Vesting;

•                  Bid-price;

•                  Term of options;

•                  Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs,

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would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

•                  Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•                  Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•                  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•                  Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•                  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•                  What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•                  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•                  Can shareholders assess the correlation between pay and performance based on the current disclosure?

•                  What type of industry and stage of business cycle does the company belong to?

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Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•                  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives.  Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards.  Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•                  Second, assess the rigor of the company’s performance-based equity program.  If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal.  Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design.  If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•                  Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•                  Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•                  Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•                  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•                  An executive may not trade in company stock outside the 10b5-1 Plan.

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•                  Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•                  If the company has adopted a formal recoupment bonus policy; or

•                  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•                  The triggering mechanism should be beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•                  Rigorous stock ownership guidelines, or

•                  A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

•                  A meaningful retention ratio,

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9.             Corporate Social Responsibility (CSR) Issues

Animal Welfare

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

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•                  The company is conducting animal testing programs that are unnecessary or not required by regulation;

•                  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•                  The company has been the subject of recent, significant controversy related to its testing programs.

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•                  The company has already published a set of animal welfare standards and monitors compliance;

•                  The company’s standards are comparable to or better than those of peer firms; and

•                  There are no recent, significant fines or litigation related to the company’s treatment of animals.

Controlled Atmosphere Killing (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

Genetically Modified Ingredients

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

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Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•                  The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•                  The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

•                  Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

•                  Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•                  Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•                  Whether the company has adequately disclosed the financial risks of the lending products in question;

•                  Whether the company has been subject to violations of lending laws or serious lending controversies;

•                  Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

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Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•                  The existing level of disclosure on pricing policies;

•                  Deviation from established industry pricing norms;

•                  The company’s existing initiatives to provide its products to needy consumers;

•                  Whether the proposal focuses on specific products or geographic regions.

Pharmaceutical Product Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•                  The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

•                  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•                  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

•                  Current regulations in the markets in which the company operates;

•                  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•                  The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

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Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Advertising to youth:

•                  Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

•                  Whether the company has gone as far as peers in restricting advertising;

•                  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•                  Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•                  The percentage of the company’s business affected;

•                  The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Investment in tobacco-related stocks or businesses:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Second-hand smoke:

•                  Whether the company complies with all local ordinances and regulations;

•                  The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•                  The risk of any health-related liabilities.

Spin-off tobacco-related businesses:

•                  The percentage of the company’s business affected;

•                  The feasibility of a spin-off;

•                  Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

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DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•                  The board composition is reasonably inclusive in relation to companies of similar size and business; or

•                  The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•                  The degree of board diversity;

•                  Comparison with peer companies;

•                  Established process for improving board diversity;

•                  Existence of independent nominating committee;

•                  Use of outside search firm;

•                  History of EEO violations.

Equality of Opportunity and Glass Ceiling

Generally vote FOR reports outlining the company’s equal opportunity initiatives unless all of the following apply:

•                  The company has well-documented equal opportunity programs;

•                  The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

•                  The company has no recent EEO-related violations or litigation.

Generally vote FOR requests for reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•                  The composition of senior management and the board is fairly inclusive;

•                  The company has well-documented programs addressing diversity initiatives and leadership development;

•                  The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and

•                  The company has had no recent, significant EEO-related violations or litigation.

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Vote CASE-BY-CASE on proposals requesting disclosure of a company’s EE01 data or the composition of the company’s workforce considering:

•                  Existing disclosure on the company’s diversity initiatives and policies;

•                  Any recent, significant violations or litigation related to discrimination at the company.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Sexual Orientation and Domestic Partner Benefits

Generally, vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

CLIMATE CHANGE AND THE ENVIRONMENT

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•                  The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•                  The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•                  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFO)

Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•                  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•                  The company does not directly source from CAFOs.

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Energy Efficiency

Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

•                  The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

•                  The company’s level of participation in voluntary energy efficiency programs and initiatives;

•                  The company’s compliance with applicable legislation and/or regulations regarding energy efficiency; and

•                  The company’s energy efficiency policies and initiatives relative to industry peers.

Facility Safety (Nuclear and Chemical Plant Safety)

Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

•                  The company’s compliance with applicable regulations and guidelines;

•                  The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

•                  The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

General Environmental Reporting

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

•                  Operations in the specified regions are not permitted by current laws or regulations;

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•                  The company does not currently have operations or plans to develop operations in these protected regions; or,

•                  The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•                  The nature of the company’s business and the percentage affected;

•                  The extent that peer companies are recycling;

•                  The timetable prescribed by the proposal;

•                  The costs and methods of implementation;

•                  Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

GENERAL CORPORATE ISSUES

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

CSR Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community

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involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•                  The relevance of the issue to be linked to pay;

•                  The degree that social performance is already included in the company’s pay structure and disclosed;

•                  The degree that social performance is used by peer companies in setting pay;

•                  Violations or complaints filed against the company relating to the particular social performance measure;

•                  Artificial limits sought by the proposal, such as freezing or capping executive pay;

•                  Independence of the compensation committee;

•                  Current company pay levels.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•                  The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;

•                  The company’s existing healthcare policies, including benefits and healthcare access for local workers; and

•                  Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

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•                  The company is in compliance with laws governing corporate political activities; and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•                  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•                  There are serious controversies surrounding the company’s China operations; and

•                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Codes of Conduct

Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

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•                  The degree to which existing human rights policies and practices are disclosed;

•                  Whether or not existing policies are consistent with internationally recognized labor standards;

•                  Whether company facilities are monitored and how;

•                  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•                  The company’s primary business model and methods of operation;

•                  Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

•                  Whether the company has been recently involved in significant labor and human rights controversies or violations;

•                  Peer company standards and practices; and

•                  Union presence in company’s international factories.

Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

•                  Current disclosure of applicable risk assessment report(s) and risk management procedures;

•                  The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•                  The nature, purpose, and scope of the company’s operations in the specific region(s); and,

•                  The degree to which company policies and procedures are consistent with industry norms.

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•                  The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•                  Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•                  The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

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•                  The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•                  The level of controversy or litigation related to the company’s international human rights policies and procedures.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•                  Company compliance with or violations of the Fair Employment Act of 1989;

•                  Company antidiscrimination policies that already exceed the legal requirements;

•                  The cost and feasibility of adopting all nine principles;

•                  The cost of duplicating efforts to follow two sets of standards (Fair Employment and the

•                  MacBride Principles);

•                  The potential for charges of reverse discrimination;

•                  The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

•                  The level of the company’s investment in Northern Ireland;

•                  The number of company employees in Northern Ireland;

•                  The degree that industry peers have adopted the MacBride Principles; and

•                  Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Nuclear and Depleted Uranium Weapons

Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for review and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

•                  The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•                  Current disclosure of applicable risk assessment(s) and risk management procedures;

•                  Compliance with U.S. sanctions and laws;

•                  Consideration of other international policies, standards, and laws; and

•                  Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

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Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

•                  Risks associated with certain international markets;

•                  The utility of such a report to shareholders;

•                  The existence of a publicly available code of corporate conduct that applies to international operations.

Vendor Standards

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•                  The company does not operate in countries with significant human rights violations;

•                  The company has no recent human rights controversies or violations; or

•                  The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

SUSTAINABILITY

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•                  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•                  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

10.           Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

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Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•                  Past performance as a closed-end fund;

•                  Market in which the fund invests;

•                  Measures taken by the board to address the discount; and

•                  Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•                  Past performance relative to its peers;

•                  Market in which fund invests;

•                  Measures taken by the board to address the issues;

•                  Past shareholder activism, board activity, and votes on related proposals;

•                  Strategy of the incumbents versus the dissidents;

•                  Independence of directors;

•                  Experience and skills of director candidates;

•                  Governance profile of the company;

•                  Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•                  Proposed and current fee schedules;

•                  Fund category/investment objective;

•                  Performance benchmarks;

•                  Share price performance as compared with peers;

•                  Resulting fees relative to peers;

•                  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•                  Stated specific financing purpose;

•                  Possible dilution for common shares;

•                  Whether the shares can be used for antitakeover purposes.

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1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•                  Potential competitiveness;

•                  Regulatory developments;

•                  Current and potential returns; and

•                  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•                  The fund’s target investments;

•                  The reasons given by the fund for the change; and

•                  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•                  Political/economic changes in the target market;

•                  Consolidation in the target market; and

•                  Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•                  Potential competitiveness;

•                  Current and potential returns;

•                  Risk of concentration;

•                  Consolidation in target industry.

C-61

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•                  Strategies employed to salvage the company;

•                  The fund’s past performance;

•                  The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•                  The degree of change implied by the proposal;

•                  The efficiencies that could result;

•                  The state of incorporation;

•                  Regulatory standards and implications.

Vote AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust;

•                  Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•                  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•                  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•                  Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•                  Regulations of both states;

•                  Required fundamental policies of both states;

•                  The increased flexibility available.

C-62

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•                  Fees charged to comparably sized funds with similar objectives;

•                  The proposed distributor’s reputation and past performance;

•                  The competitiveness of the fund in the industry;

•                  The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•                  Resulting fee structure;

•                  Performance of both funds;

•                  Continuity of management personnel;

•                  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•                  Performance of the fund’s Net Asset Value (NAV);

•                  The fund’s history of shareholder relations;

•                  The performance of other funds under the advisor’s management.

C-63

PART C: OTHER INFORMATION

Item 28.                 Exhibits

(a)           (1) Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1. of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed on August 25, 2008 (Accession Number 0001386893-08-000050) (“Post-Effective Amendment No. 3”).

(a)            Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a. of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on June 23, 2008 ( Accession Number 0001193125-08-138324) (“Post-Effective Amendment No. 2”).

(b)            Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Core Plus Income Fund is incorporated by reference to Exhibit EX-99.a.1.b. of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on November 6, 2008 (Accession Number 0001421877-08-000264) (“Post-Effective Amendment No. 5”).

(c)            Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c. of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed on April 22, 2009 (Accession Number 0001104659-09-025445) (“Post-Effective Amendment No. 11”).

(d)            Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d. of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on July 20, 2009 (Accession Number 0001104659-09-043743) (“Post-Effective Amendment No. 14”).

(e)            Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Institutional Fund and Institutional Service

Class for each of the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.e. of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2009 (Accession Number 0001135428-09-000523) (“Post-Effective Amendment No. 19”).

(2) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(b)           Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-effective Amendment No. 1 to the Registrant’s initial Registration Statement on Form N-1A filed on January 18, 2008 (Accession Number 0001386893-08-000026) (“Pre-effective Amendment No. 1”).

(c)           (1) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(2) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

(d)           (1) Investment Advisory Agreement between Registrant and Aberdeen Asset Management Inc. (“AAMI”) is incorporated by reference to Exhibit EX-99.d.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)            Form of Schedule A to the Investment Advisory Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.d.1.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(2) Subadvisory Agreement between AAMI and Credit Suisse Asset Management, LLC is incorporated by reference to Exhibit EX-99.d.4. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(3) Subadvisory Agreement between AAMI and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit EX-99.d.6. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)            Exhibit A to the Subadvisory Agreement between AAMI and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit EX-99.d.3.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

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(4) Subadvisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited is incorporated by reference to Exhibit EX-99.d.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)            Exhibit A to the Subadvisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited is incorporated by reference to Exhibit EX-99.d.4.a. of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement filed on Form N-1A filed on August 14, 2009 (Accession No. 0001135428-09-000332) (“Post-Effective Amendment No. 15”).

(e)           (1) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)            Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors is incorporated by reference to Exhibit EX-99.e.1.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(2) Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(f)            Not Applicable.

(g)           (1) Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.g.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)            Schedule 6 to the Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.9.g.1.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(2) Mutual Fund Rider to the Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.g.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(3) Form of Master Custodian Agreement between Registrant and State Street Bank and Trust Company for Aberdeen Emerging Markets Institutional Fund and Aberdeen Asia-Pacific (ex-Japan) Equity Fund series is incorporated by reference to Exhibit EX-99.g.2. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(h)           (1) Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

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(a)            Exhibit B to the Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(2) Services Agreement between Registrant and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)          Amendment to Services Agreement is incorporated by reference to Exhibit EX-99.h.2.a. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)  Schedule A to the Services Agreement between Registrant and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.2.d.i. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(b)         Compliance Services Amendment to Services Agreement and Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.2.b. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)  Schedule D to the Compliance Services Amendment to Services Agreement and Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.2.b.i. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(c)          Portal Services Amendment to Services Agreement is incorporated by reference to Exhibit EX-99.h.2.d. of Post-Effective Amendment No. 4 filed on September 2, 2008.

(3) Sub-Administration Agreement between AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.3. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)              Amendment to Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.3.a. of Post-Effective Amendment No. 2 to filed on June 23, 2008.

(i)  Schedule A to the Sub-Administration Agreement between AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.3.a.i.. of Post-Effective Amendment No. 19 filed on October 28, 2009.

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(b)             Compliance Services Amendment to Services Agreement and Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.2.b. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(4) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4. of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2008 (Accession Number 0001386893-09-000028).

(a)            Form of Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.13.d.i. of Registrant’s Registration Statement on Form N-14 filed on March 24, 2009 (Accession Number: 0001386893-09-000055) (“Registrant’s N-14).

(5) Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)            Form of Appendix A to the Servicing Agreement is incorporated by reference to Exhibit EX-99.13.e.i. of Registrant’s N-14 filed on March 24, 2009.

(6) Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)            Exhibit A to the Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(7) Website Services Agreement between Registrant, AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)            Schedule D to the Website Services Agreement is incorporated by reference to Exhibit EX-99.h.7.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(i)            (1) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for initial 26 Funds (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(2) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Core Plus Income Fund and Aberdeen Core Income Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.2. of Post-Effective Amendment No. 14 filed on July 20, 2009.

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(3) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia Bond Institutional Fund, Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund and Aberdeen International Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.3. of Post-Effective Amendment No. 14 filed on July 20, 2009.

(4) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.4. of Post-Effective Amendment No. 14 filed on July 20, 2009.

(5) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Institutional Service Class Shares of Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.5. of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed on November 6, 2009 (Accession Number 0001421877-09-000283) (“Post-Effective Amendment No. 21”).

(6) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.6. of Post-Effective Amendment No. 21 filed on November 6, 2009.

(j)            (1) Consent of Counsel, to be filed by amendment.

(2) Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(k)           Not Applicable.

(l)            Initial Capital Agreement between Registrant and AAMI is incorporated by reference to Pre-effective Amendment No. 2 to the Registrant’s initial Registration Statement on Form N-1A filed on February 5, 2008 (Accession No. 000137439-08-000064).

(m)          (1) Distribution Plan is incorporated by reference to Exhibit EX-99.m. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(2) Form of Distribution Plan is incorporated by reference to Exhibit EX-99.10.b. of Registrant’s N-14 filed on March 24, 2009.

(n)           Rule 18f-3 Plan is incorporated by reference to Exhibit EX-99.n.1. of Post-Effective Amendment No. 19 filed on October 28, 2009.

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(o)           Reserved.

(p)           (1) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(2) Code of Ethics of Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited is incorporated by reference to EX-99.p.2. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(3) Code of Ethics of Credit Suisse Asset Management, LLC incorporated by reference to Pre-effective Amendment No. 1 filed on January 18, 2008.

(4) Code of Ethics of Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.p.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(q)           (1) Power of Attorney with respect to the Trust for P. Gerald Malone, Warren C. Smith, Richard H. McCoy, Jack Solan, Peter D. Sacks, Martin Gilbert and John T. Sheehy is incorporated by reference to Exhibit EX-99.q.1. of Post-Effective Amendment No. 11 filed on April 22, 2009.

(2) Power of Attorney with respect to the Trust for William Baltrus, Alan Goodson, Megan Kennedy, Gary Marshall, Jennifer Nichols, Lucia Sitar, Tim Sullivan and Shahreza Yusof is incorporated by reference to Exhibit EX-99.q.2. of Post-Effective Amendment No. 11 filed on April 22, 2009.

(3) Power of Attorney with respect to the Trust for Andrea Melia is incorporated by reference to Exhibit EX-99.q.3. of Post-Effective Amendment No. 19 filed on October 28, 2009.

Item 29. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30.                 Indemnification

(a)           Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted.  Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any

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shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative.  To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust.  No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)           The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)           In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of the Investment Advisory Agreement between the Registrant and Aberdeen Asset Management, Inc. (“AAMI”) (2) Section 10(b) of the Sub-Advisory Agreements among the Registrant, AAMI and each of the following sub-advisers; (a) Credit Suisse Asset Management, LLC;  (b) Aberdeen Asset Management Asia Limited and (c) Aberdeen Asset Management Investment Services Limited; (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors LLC; (4) Section 10(a) and (b) of the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. and (g) Section 7.1(c) of the Global Custody Agreement between the Registrant and JP Morgan Chase Bank, N.A.  Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties.  These Agreements are incorporated herein by references to Item 28.

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Item 31. Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, AAMI provides investment advisory services to individual accounts.  Additional information as to AAMI and the directors and officers of AAMI is included in AAMI’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of AAMI and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMI and such officers and directors during the past two years.

The Registrant’s subadviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), is a Delaware limited liability company.  Additional information as to Credit Suisse and the directors and officers of Credit Suisse is included in Credit Suisse’s Form ADV filed with the SEC (File No. 801-37170), which is incorporated herein by reference and sets forth the officers and directors of Credit Suisse and information as to any business, profession, vocation or employment of a substantial nature engaged in by Credit Suisse and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Asset Management Investment Services Limited (“AAMISL”), is a United Kingdom corporation. Additional information as to AAMISL and the directors and officers of AAMISL is included in AAMISL’s Form ADV filed with the SEC (File No. 801-12880), which is incorporated herein by reference and sets forth the officers and directors of AAMISL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMISL and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Asset Management Asia Limited (“AAMAL”), is a Singapore corporation. Additional information as to AAMAL and the directors and officers of AAMAL is included in AAMAL’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of AAMAL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMAL and such officers and directors during the past two years.

Item 32. Principal Underwriters.

(a)           Aberdeen Fund Distributors, LLC (the “Distributor”) does not act as principal underwriter for any other investment companies.

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(b)

Name	Position with Underwriter	Position with Registrant
Nigel Storer 1735 Market Street, 32nd Floor Philadelphia, PA 19103	President and Principal	None

Brian Ferko 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Chief Compliance Officer and Principal	None

James McDermott 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Financial Operations Principal	None

William Baltrus 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Vice President	Vice President

Vincent McDevitt 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Vice President, Deputy Chief Compliance Officer	Chief Compliance Officer, Vice President - Compliance

(c)                                  Not Applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of Citi Fund Services Ohio, Inc.: 3435 Stelzer Road, Columbus, Ohio 43219 and 100 Summer Street, 15th Floor, Boston, Massachusetts 02110 with the exception of those maintained by the Registrant’s investment adviser, Aberdeen Asset Management Inc. at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such

10

indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 24 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 31st day of December, 2009.

Aberdeen Funds
Registrant

By:	Gary Marshall(1)
Gary Marshall
President of Aberdeen Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

Gary Marshall(1)	President and Chief Executive Officer	December 31, 2009
Gary Marshall

Andrea Melia(1)	Treasurer, Chief Financial Officer	December 31, 2009
Andrea Melia	And Principal Accounting Officer

P. Gerald Malone(1)	Chairman of the Board	December 31, 2009
P. Gerald Malone

Richard H. McCoy(1)	Trustee	December 31, 2009
Richard H. McCoy

Peter D. Sacks(1)	Trustee	December 31, 2009
Peter D. Sacks

John T. Sheehy(1)	Trustee	December 31, 2009
John T. Sheehy

Warren C. Smith(1)	Trustee	December 31, 2009
Warren C. Smith

Jack Solan(1)	Trustee	December 31, 2009
Jack Solan

Martin Gilbert(1)	Trustee	December 31, 2009
Martin Gilbert

By:	/s/ Jennifer A. Nichols
Jennifer A. Nichols
Attorney In Fact

(1)          Pursuant to a power of attorney incorporated herein by reference.

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